Document And Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended			12 Months Ended
	Dec. 31, 2011	Jun. 30, 2011	Feb. 07, 2012 PG&E Corporation [Member]	Dec. 31, 2011 Pacific Gas And Electric Company [Member]	Feb. 07, 2012 Pacific Gas And Electric Company [Member]
Document Type	10-K			10-K
Document Period End Date	Dec 31, 2011			Dec 31, 2011
Amendment Flag	false			false
Entity Filer Category	Large Accelerated Filer			Non-accelerated Filer
Entity Registrant Name	PG&E CORP			PACIFIC GAS & ELECTRIC Co
Entity Central Index Key	0001004980			0000075488
Current Fiscal Year End Date	--12-31			--12-31
Document Fiscal Year Focus	2011			2011
Entity Current Reporting Status	Yes			Yes
Document Fiscal Period Focus	FY			FY
Entity Well-known Seasoned Issuer	Yes			Yes
Entity Voluntary Filers	No			No
Entity Public Float		$ 16,876
Entity Common Stock, Shares Outstanding			412,899,635		264,374,809

Consolidated Statements Of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Revenues
Electric	$ 11,606	$ 10,645	$ 10,257
Natural gas	3,350	3,196	3,142
Total operating revenues	14,956	13,841	13,399
Operating Expenses
Cost of electricity	4,016	3,898	3,711
Cost of natural gas	1,317	1,291	1,291
Operating and maintenance	5,466	4,439	4,346
Depreciation, amortization, and decommissioning	2,215	1,905	1,752
Total operating expenses	13,014	11,533	11,100
Operating Income	1,942	2,308	2,299
Interest income	7	9	33
Interest expense	(700)	(684)	(705)
Other income, net	49	27	67
Income Before Income Taxes	1,298	1,660	1,694
Income tax provision	440	547	460
Net Income	858	1,113	1,234
Preferred stock dividend requirement of subsidiary	14	14	14
Income Available for Common Shareholders	844	1,099	1,220
Weighted Average Common Shares Outstanding, Basic	401	382	368
Weighted Average Common Shares Outstanding, Diluted	402	392	386
Net Earnings Per Common Share, Basic	$ 2.1	$ 2.86	$ 3.25
Net Earnings Per Common Share, Diluted	$ 2.1	$ 2.82	$ 3.2
Dividends Declared Per Common Share	$ 1.82	$ 1.82	$ 1.68
Pacific Gas And Electric Company [Member]
Operating Revenues
Electric	11,601	10,644	10,257
Natural gas	3,350	3,196	3,142
Total operating revenues	14,951	13,840	13,399
Operating Expenses
Cost of electricity	4,016	3,898	3,711
Cost of natural gas	1,317	1,291	1,291
Operating and maintenance	5,459	4,432	4,343
Depreciation, amortization, and decommissioning	2,215	1,905	1,752
Total operating expenses	13,007	11,526	11,097
Operating Income	1,944	2,314	2,302
Interest income	5	9	33
Interest expense	(677)	(650)	(662)
Other income, net	53	22	59
Income Before Income Taxes	1,325	1,695	1,732
Income tax provision	480	574	482
Net Income	845	1,121	1,250
Preferred stock dividend requirement	14	14	14
Income Available for Common Shareholders	$ 831	$ 1,107	$ 1,236

Consolidated Balance Sheets (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current Assets
Cash and cash equivalents	$ 513,000,000	$ 291,000,000
Restricted cash ($51 and $38 related to energy recovery bonds at December 31, 2011 and 2010, respectively)	380,000,000	563,000,000
Accounts receivable
Customers (net of allowance for doubtful accounts of $81 at December 31, 2011 and 2010)	992,000,000	944,000,000
Accrued unbilled revenue	763,000,000	649,000,000
Regulatory balancing accounts	1,082,000,000	1,105,000,000
Other	839,000,000	794,000,000
Regulatory assets ($336 and $0 related to energy recovery bonds at December 31, 2011 and 2010, respectively)	1,090,000,000	599,000,000
Inventories
Gas stored underground and fuel oil	159,000,000	152,000,000
Materials and supplies	261,000,000	205,000,000
Income taxes receivable	183,000,000	47,000,000
Other	218,000,000	193,000,000
Total current assets	6,480,000,000	5,542,000,000
Property, Plant, and Equipment
Electric	35,851,000,000	33,508,000,000
Gas	11,931,000,000	11,382,000,000
Construction work in progress	1,770,000,000	1,384,000,000
Other	15,000,000	15,000,000
Total property, plant, and equipment	49,567,000,000	46,289,000,000
Accumulated depreciation	(15,912,000,000)	(14,840,000,000)
Net property, plant, and equipment	33,655,000,000	31,449,000,000
Other Noncurrent Assets
Regulatory assets ($0 and $735 related to energy recovery bonds at December 31, 2011 and 2010, respectively)	6,506,000,000	5,846,000,000
Nuclear decommissioning trusts	2,041,000,000	2,009,000,000
Income taxes receivable	386,000,000	565,000,000
Other	682,000,000	614,000,000
Total other noncurrent assets	9,615,000,000	9,034,000,000
TOTAL ASSETS	49,750,000,000	46,025,000,000
Current Liabilities
Short-term borrowings	1,647,000,000	853,000,000
Long-term debt, classified as current	50,000,000	809,000,000
Energy recovery bonds, classified as current	423,000,000	404,000,000
Accounts payable
Trade creditors	1,177,000,000	1,129,000,000
Disputed claims and customer refunds	673,000,000	745,000,000
Regulatory balancing accounts	374,000,000	256,000,000
Other	420,000,000	379,000,000
Interest payable	843,000,000	862,000,000
Income taxes payable	110,000,000	77,000,000
Deferred income taxes	196,000,000	113,000,000
Other	1,836,000,000	1,558,000,000
Total current liabilities	7,749,000,000	7,185,000,000
Noncurrent Liabilities
Long-term debt	11,766,000,000	10,906,000,000
Energy recovery bonds		423,000,000
Regulatory liabilities	4,733,000,000	4,525,000,000
Pension and other postretirement benefits	3,396,000,000	2,234,000,000
Asset retirement obligations	1,609,000,000	1,586,000,000
Deferred income taxes	6,008,000,000	5,547,000,000
Other	2,136,000,000	2,085,000,000
Total noncurrent liabilities	29,648,000,000	27,306,000,000
Commitments and Contingencies (Note 15)
Shareholders' Equity
Preferred stock
Common stock	7,602,000,000	6,878,000,000
Reinvested earnings	4,712,000,000	4,606,000,000
Accumulated other comprehensive loss	(213,000,000)	(202,000,000)
Total shareholders' equity	12,101,000,000	11,282,000,000
Noncontrolling Interest - Preferred Stock of Subsidiary	252,000,000	252,000,000
Total equity	12,353,000,000	11,534,000,000
TOTAL LIABILITIES AND EQUITY	49,750,000,000	46,025,000,000
Pacific Gas And Electric Company [Member]
Current Assets
Cash and cash equivalents	304,000,000	51,000,000
Restricted cash ($51 and $38 related to energy recovery bonds at December 31, 2011 and 2010, respectively)	380,000,000	563,000,000
Accounts receivable
Customers (net of allowance for doubtful accounts of $81 at December 31, 2011 and 2010)	992,000,000	944,000,000
Accrued unbilled revenue	763,000,000	649,000,000
Regulatory balancing accounts	1,082,000,000	1,105,000,000
Other	840,000,000	856,000,000
Regulatory assets ($336 and $0 related to energy recovery bonds at December 31, 2011 and 2010, respectively)	1,090,000,000	599,000,000
Inventories
Gas stored underground and fuel oil	159,000,000	152,000,000
Materials and supplies	261,000,000	205,000,000
Income taxes receivable	242,000,000	48,000,000
Other	213,000,000	190,000,000
Total current assets	6,326,000,000	5,362,000,000
Property, Plant, and Equipment
Electric	35,851,000,000	33,508,000,000
Gas	11,931,000,000	11,382,000,000
Construction work in progress	1,770,000,000	1,384,000,000
Total property, plant, and equipment	49,552,000,000	46,274,000,000
Accumulated depreciation	(15,898,000,000)	(14,826,000,000)
Net property, plant, and equipment	33,654,000,000	31,448,000,000
Other Noncurrent Assets
Regulatory assets ($0 and $735 related to energy recovery bonds at December 31, 2011 and 2010, respectively)	6,506,000,000	5,846,000,000
Nuclear decommissioning trusts	2,041,000,000	2,009,000,000
Income taxes receivable	384,000,000	614,000,000
Other	331,000,000	400,000,000
Total other noncurrent assets	9,262,000,000	8,869,000,000
TOTAL ASSETS	49,242,000,000	45,679,000,000
Current Liabilities
Short-term borrowings	1,647,000,000	853,000,000
Long-term debt, classified as current	50,000,000	809,000,000
Energy recovery bonds, classified as current	423,000,000	404,000,000
Accounts payable
Trade creditors	1,177,000,000	1,129,000,000
Disputed claims and customer refunds	673,000,000	745,000,000
Regulatory balancing accounts	374,000,000	256,000,000
Other	417,000,000	390,000,000
Interest payable	838,000,000	857,000,000
Income taxes payable	118,000,000	116,000,000
Deferred income taxes	199,000,000	118,000,000
Other	1,628,000,000	1,349,000,000
Total current liabilities	7,544,000,000	7,026,000,000
Noncurrent Liabilities
Long-term debt	11,417,000,000	10,557,000,000
Energy recovery bonds		423,000,000
Regulatory liabilities	4,733,000,000	4,525,000,000
Pension and other postretirement benefits	3,325,000,000	2,174,000,000
Asset retirement obligations	1,609,000,000	1,586,000,000
Deferred income taxes	6,160,000,000	5,659,000,000
Other	2,070,000,000	2,008,000,000
Total noncurrent liabilities	29,314,000,000	26,932,000,000
Commitments and Contingencies (Note 15)
Shareholders' Equity
Preferred stock	258,000,000	258,000,000
Common stock	1,322,000,000	1,322,000,000
Additional paid-in capital	3,796,000,000	3,241,000,000
Reinvested earnings	7,210,000,000	7,095,000,000
Accumulated other comprehensive loss	(202,000,000)	(195,000,000)
Total shareholders' equity	12,384,000,000	11,721,000,000
TOTAL LIABILITIES AND EQUITY	$ 49,242,000,000	$ 45,679,000,000

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Restricted cash	$ 380	$ 563
Allowance for doubtful accounts	81	81
Regulatory assets	6,506	5,846
Regulatory assets current	1,090	599
Common stock, par value
Common stock, shares authorized	800,000,000	800,000,000
Common stock, shares outstanding	412,257,082	395,227,205
Energy Recovery Bonds [Member]
Restricted cash	51	38
Regulatory assets	0	735
Regulatory assets current	336	0
Pacific Gas And Electric Company [Member]
Restricted cash	380	563
Allowance for doubtful accounts	81	81
Regulatory assets	6,506	5,846
Regulatory assets current	1,090	599
Common stock, par value	$ 5	$ 5
Common stock, shares authorized	800,000,000	800,000,000
Common stock, shares outstanding	264,374,809	264,374,809
Pacific Gas And Electric Company [Member] | Energy Recovery Bonds [Member]
Restricted cash	51	38
Regulatory assets	0	735
Regulatory assets current	$ 336	$ 0

Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities
Net income	$ 858	$ 1,113	$ 1,234
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	2,215	1,905	1,752
Allowance for equity funds used during construction	(87)	(110)	(94)
Deferred income taxes and tax credits, net	544	756	809
Other	326	293	169
Effect of changes in operating assets and liabilities:
Accounts receivable	(288)	(44)	156
Inventories	(63)	(43)	109
Accounts payable	65	48	(40)
Disputed claims and customer refunds			(700)
Income taxes receivable/payable	(103)	(78)	171
Other current assets and liabilities	23	111	294
Regulatory assets, liabilities, and balancing accounts, net	(100)	(394)	(516)
Other noncurrent assets and liabilities	349	(351)	(305)
Net cash provided by operating activities	3,739	3,206	3,039
Cash Flows from Investing Activities
Capital expenditures	(4,038)	(3,802)	(3,958)
Decrease in restricted cash	200	66	666
Proceeds from sales and maturities of nuclear decommissioning trust investments	1,928	1,405	1,351
Purchases of nuclear decommissioning trust investments	(1,963)	(1,456)	(1,414)
Other	(113)	(70)	19
Net cash used in investing activities	(3,986)	(3,857)	(3,336)
Cash Flows from Financing Activities
Borrowings under revolving credit facilities	358	490	300
Repayments under revolving credit facilities	(358)	(490)	(300)
Net issuances of commercial paper, net of discount of $4 in 2011, and $3 in 2010 and 2009	782	267	43
Proceeds from issuance of short-term debt, net of issuance costs of $1 in 2010 and 2009	250	249	499
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	792	1,327	1,730
Short-term debt matured	(250)	(500)
Long-term debt matured or repurchased	(700)	(95)	(909)
Energy recovery bonds matured	(404)	(386)	(370)
Common stock issued	662	303	219
Common stock dividends paid	(704)	(662)	(590)
Other	41	(88)	(17)
Net cash provided by financing activities	469	415	605
Net change in cash and cash equivalents	222	(236)	308
Cash and cash equivalents at January 1	291	527	219
Cash and cash equivalents at December 31	513	291	527
Cash received (paid) for:
Interest, net of amounts capitalized	(647)	(627)	(612)
Income taxes, net	(42)	(135)	359
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	188	183	157
Capital expenditures financed through accounts payable	308	364	273
Noncash common stock issuances	24	265	50
Pacific Gas And Electric Company [Member]
Cash Flows from Operating Activities
Net income	845	1,121	1,250
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	2,215	1,905	1,752
Allowance for equity funds used during construction	(87)	(110)	(94)
Deferred income taxes and tax credits, net	582	762	787
Other	289	257	148
Effect of changes in operating assets and liabilities:
Accounts receivable	(227)	(105)	157
Inventories	(63)	(43)	109
Accounts payable	51	109	(33)
Disputed claims and customer refunds			(700)
Income taxes receivable/payable	(192)	(58)	21
Other current assets and liabilities	36	123	305
Regulatory assets, liabilities, and balancing accounts, net	(100)	(394)	(516)
Other noncurrent assets and liabilities	414	(331)	(282)
Net cash provided by operating activities	3,763	3,236	2,904
Cash Flows from Investing Activities
Capital expenditures	(4,038)	(3,802)	(3,958)
Decrease in restricted cash	200	66	666
Proceeds from sales and maturities of nuclear decommissioning trust investments	1,928	1,405	1,351
Purchases of nuclear decommissioning trust investments	(1,963)	(1,456)	(1,414)
Other	14	19	11
Net cash used in investing activities	(3,859)	(3,768)	(3,344)
Cash Flows from Financing Activities
Borrowings under revolving credit facilities	208	400	300
Repayments under revolving credit facilities	(208)	(400)	(300)
Net issuances of commercial paper, net of discount of $4 in 2011, and $3 in 2010 and 2009	782	267	43
Proceeds from issuance of short-term debt, net of issuance costs of $1 in 2010 and 2009	250	249	499
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	792	1,327	1,384
Short-term debt matured	(250)	(500)
Long-term debt matured or repurchased	(700)	(95)	(909)
Energy recovery bonds matured	(404)	(386)	(370)
Preferred stock dividends paid	(14)	(14)	(14)
Common stock dividends paid	(716)	(716)	(624)
Equity contribution	555	190	718
Other	54	(73)	(5)
Net cash provided by financing activities	349	249	722
Net change in cash and cash equivalents	253	(283)	282
Cash and cash equivalents at January 1	51	334	52
Cash and cash equivalents at December 31	304	51	334
Cash received (paid) for:
Interest, net of amounts capitalized	(627)	(595)	(578)
Income taxes, net	(50)	(171)	170
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$ 308	$ 364	$ 273

Consolidated Statements Of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Financing Activities
Net issuances of commercial paper, discount	$ 4	$ 3	$ 3
Proceeds from issuance of short-term debt, issuance costs		1	1
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	8	23	29
Pacific Gas And Electric Company [Member]
Cash Flows from Financing Activities
Net issuances of commercial paper, discount	4	3	3
Proceeds from issuance of short-term debt, issuance costs		1	1
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	$ 8	$ 23	$ 25

Consolidated Statements Of Equity (USD $) In Millions, except Share data	Common Stock Shares [Member]	Preferred Stock [Member] Pacific Gas And Electric Company [Member] USD ($)	Common Stock Amount [Member] Pacific Gas And Electric Company [Member] USD ($)	Common Stock Amount [Member] USD ($)	Additional Paid-In Capital [Member] Pacific Gas And Electric Company [Member] USD ($)	Reinvested Earnings [Member] Pacific Gas And Electric Company [Member] USD ($)	Reinvested Earnings [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] Pacific Gas And Electric Company [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] USD ($)	Total Shareholders' Equity [Member] Pacific Gas And Electric Company [Member] USD ($)	Total Shareholders' Equity [Member] USD ($)	Noncontrolling Interest - Preferred Stock Of Subsidiary [Member] USD ($)	Comprehensive Income [Member] Pacific Gas And Electric Company [Member] USD ($)	Comprehensive Income [Member] USD ($)	Pacific Gas And Electric Company [Member] USD ($)	Total USD ($)
Balance at Dec. 31, 2008		$ 258	$ 1,322	$ 5,984	$ 2,331	$ 6,092	$ 3,614	$ (216)	$ (221)	$ 9,787	$ 9,377	$ 252				$ 9,629
Balance, in shares at Dec. 31, 2008	362,346,685
Net income						1,250				1,250			1,250		1,250	1,234
Income available for common shareholders							1,220				1,220			1,220	1,236	1,220
Employee benefit plan adjustment (net of income tax benefit)								62	61	62	61		62	61		61
Comprehensive income													1,312	1,281
Equity contribution					718					718					718
Common stock issued, net				269							269					269
Common stock issued, net, shares	8,925,772
Stock-based compensation amortization				20							20					20
Common stock dividends declared but not yet paid							(157)				(157)					(157)
Common stock dividends declared and paid						(624)	(464)			(624)	(464)					(464)
Preferred stock dividend						(14)				(14)
Tax benefit from employee stock plans				7	6					6	7					7
Balance at Dec. 31, 2009		258	1,322	6,280	3,055	6,704	4,213	(154)	(160)	11,185	10,333	252				10,585
Balance, in shares at Dec. 31, 2009	371,272,457
Net income						1,121	1,113			1,121	1,113		1,121	1,113	1,121	1,113
Income available for common shareholders															1,107	1,099
Employee benefit plan adjustment (net of income tax benefit)								(41)	(42)	(41)	(42)		(41)	(42)		(42)
Comprehensive income													1,080	1,071
Equity contribution					190					190					190
Common stock issued, net				568							568					568
Common stock issued, net, shares	23,954,748
Stock-based compensation amortization				34							34					34
Common stock dividends declared but not yet paid																(183)
Common stock dividends declared							(706)				(706)					(706)
Common stock dividends declared and paid						(716)				(716)
Preferred stock dividend						(14)				(14)
Tax benefit from employee stock plans				(4)	(4)					(4)	(4)					(4)
Preferred stock dividend requirement of subsidiary							(14)				(14)					(14)
Balance at Dec. 31, 2010		258	1,322	6,878	3,241	7,095	4,606	(195)	(202)	11,721	11,282	252				11,534
Balance, in shares at Dec. 31, 2010	395,227,205														264,374,809	395,227,205
Net income						845	858			845	858		845	858	845	858
Income available for common shareholders															831	844
Employee benefit plan adjustment (net of income tax benefit)								(7)	(11)	(7)	(11)		(7)	(11)		(11)
Comprehensive income													838	847
Equity contribution					555					555					555
Common stock issued, net				686							686					686
Common stock issued, net, shares	17,029,877
Stock-based compensation amortization				37							37					37
Common stock dividends declared but not yet paid																(188)
Common stock dividends declared							(738)				(738)					(738)
Common stock dividends declared and paid						(716)				(716)
Preferred stock dividend						(14)				(14)
Tax benefit from employee stock plans				1							1					1
Preferred stock dividend requirement of subsidiary							(14)				(14)					(14)
Balance at Dec. 31, 2011		$ 258	$ 1,322	$ 7,602	$ 3,796	$ 7,210	$ 4,712	$ (202)	$ (213)	$ 12,384	$ 12,101	$ 252				$ 12,353
Balance, in shares at Dec. 31, 2011	412,257,082														264,374,809	412,257,082

Consolidated Statements Of Equity (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Tax (expense) benefit from employee stock plans	$ 9	$ 25	$ 8
Pacific Gas And Electric Company [Member]
Tax (expense) benefit from employee stock plans	$ 5	$ 25	$ 10

Organization And Basis Of Presentation	12 Months Ended
Dec. 31, 2011
Organization And Basis Of Presentation

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

PG&E Corporation is a holding company that conducts its business through Pacific Gas and Electric Company ("Utility"), a public utility operating in northern and central California. The Utility generates revenues mainly through the sale and delivery of electricity and natural gas to customers. The Utility is regulated by the California Public Utilities Commission ("CPUC") and the Federal Energy Regulatory Commission ("FERC"). In addition, the Nuclear Regulatory Commission ("NRC") oversees the licensing, construction, operation, and decommissioning of the Utility's nuclear generation facilities. The Utility's accounts for electric and gas operations are maintained in accordance with the Uniform System of Accounts prescribed by the FERC.

This is a combined annual report of PG&E Corporation and the Utility. The Notes to the Consolidated Financial Statements apply to both PG&E Corporation and the Utility. PG&E Corporation's Consolidated Financial Statements include the accounts of PG&E Corporation, the Utility, and other wholly owned and controlled subsidiaries. The Utility's Consolidated Financial Statements include the accounts of the Utility and its wholly owned and controlled subsidiaries. All intercompany transactions have been eliminated from the Consolidated Financial Statements.

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for annual financial statements and in accordance with the instructions to Form 10-K and Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions based on a wide range of factors, including future regulatory decisions and economic conditions, that are difficult to predict. Some of the more critical estimates and assumptions relate to the Utility's regulatory assets and liabilities, legal and regulatory contingencies, environmental remediation liabilities, asset retirement obligations ("ARO"), and pension and other postretirement benefit plans obligations. Management believes that its estimates and assumptions reflected in the Consolidated Financial Statements are appropriate and reasonable. Actual results could differ materially from those estimates.

Pacific Gas And Electric Company [Member]
Organization And Basis Of Presentation

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

PG&E Corporation is a holding company that conducts its business through Pacific Gas and Electric Company ("Utility"), a public utility operating in northern and central California. The Utility generates revenues mainly through the sale and delivery of electricity and natural gas to customers. The Utility is regulated by the California Public Utilities Commission ("CPUC") and the Federal Energy Regulatory Commission ("FERC"). In addition, the Nuclear Regulatory Commission ("NRC") oversees the licensing, construction, operation, and decommissioning of the Utility's nuclear generation facilities. The Utility's accounts for electric and gas operations are maintained in accordance with the Uniform System of Accounts prescribed by the FERC.

This is a combined annual report of PG&E Corporation and the Utility. The Notes to the Consolidated Financial Statements apply to both PG&E Corporation and the Utility. PG&E Corporation's Consolidated Financial Statements include the accounts of PG&E Corporation, the Utility, and other wholly owned and controlled subsidiaries. The Utility's Consolidated Financial Statements include the accounts of the Utility and its wholly owned and controlled subsidiaries. All intercompany transactions have been eliminated from the Consolidated Financial Statements.

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for annual financial statements and in accordance with the instructions to Form 10-K and Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions based on a wide range of factors, including future regulatory decisions and economic conditions, that are difficult to predict. Some of the more critical estimates and assumptions relate to the Utility's regulatory assets and liabilities, legal and regulatory contingencies, environmental remediation liabilities, asset retirement obligations ("ARO"), and pension and other postretirement benefit plans obligations. Management believes that its estimates and assumptions reflected in the Consolidated Financial Statements are appropriate and reasonable. Actual results could differ materially from those estimates.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term, highly liquid investments with original maturities of three months or less. Cash equivalents are stated at fair value.

Restricted Cash

Restricted cash consists primarily of the Utility's cash held in escrow pending the resolution of the remaining disputed claims made by electricity suppliers in the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11 Settlement Agreement"). (See Note 13 below.) Restricted cash also includes the cash collected from the Utility's electricity customers and remitted to PG&E Energy Recovery Funding LLC ("PERF") for payment of principal, interest, and miscellaneous expenses associated with the energy recovery bonds ("ERBs") issued by PERF. (See Note 5 below.)

Allowance for Doubtful Accounts Receivable

PG&E Corporation and the Utility recognize an allowance for doubtful accounts to record accounts receivable at estimated net realizable value. The allowance is determined based upon a variety of factors, including historical write-off experience, aging of receivables, current economic conditions, and assessment of customer collectability.

Inventories

Inventories are carried at weighted-average cost. Inventories include natural gas stored underground, and materials and supplies. Natural gas stored underground represents purchases that are injected into inventory and then expensed at weighted average cost when withdrawn and distributed to customers or used in electric generation. Materials and supplies are charged to inventory when purchased and then expensed or capitalized to plant, as appropriate, when consumed or installed.

Property, Plant, and Equipment

Property, plant, and equipment are reported at their original cost. These original costs include labor and materials, construction overhead, and allowance for funds used during construction ("AFUDC"). The Utility's estimated useful lives and balances of its property, plant, and equipment were as follows:

	Estimated Useful	Balance at December 31,
(in millions, except estimated useful lives)	Lives (years)	2011	2010
Electricity generating facilities (1)	20 to 100	$6,488	$6,012
Electricity distribution facilities	10 to 55	22,395	20,991
Electricity transmission	25 to 70	6,968	6,505
Natural gas distribution facilities	24 to 53	7,832	7,443
Natural gas transportation and storage	5 to 48	4,099	3,939
Construction work in progress		1,770	1,384

Total property, plant, and equipment		49,552	46,274

Accumulated Depreciation		(15,898)	(14,826)

Net property, plant, and equipment		$33,654	$31,448

(1) Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

Depreciation

The Utility depreciates property, plant, and equipment using the composite, or group, method of depreciation, in which a single depreciation rate is applied to the gross investment in a particular class of property. This method approximates the straight line method of depreciation over the useful lives of property, plant, and equipment. The Utility's composite depreciation rates were 3.67% in 2011, 3.38% in 2010, and 3.43% in 2009.

The useful lives of the Utility's property, plant, and equipment are authorized by the CPUC and the FERC, and the depreciation expense is recovered through rates charged to customers. Depreciation expense includes a component for the original cost of assets and a component for estimated cost of future removal, net of any salvage value at retirement. Upon retirement, the original cost of the retired assets, net of salvage value, is charged against accumulated depreciation. The cost of repairs and maintenance, including planned major maintenance activities and minor replacements of property, is charged to operating and maintenance expense as incurred.

AFUDC

AFUDC is a method used to compensate the Utility for the estimated cost of debt (i.e., interest) and equity funds used to finance regulated plant additions and is capitalized as part of the cost of construction. AFUDC is recoverable from customers through rates over the life of the related property once the property is placed in service. AFUDC related to the cost of debt is recorded as a reduction to interest expense. AFUDC related to the cost of equity is recorded in other income. The Utility recorded AFUDC of $40 million and $87 million during 2011, $50 million and $110 million during 2010, and $44 million and $95 million during 2009, related to debt and equity, respectively.

Capitalized Software Costs

PG&E Corporation and the Utility capitalize costs incurred during the application development stage of internal use software projects to property, plant, and equipment. PG&E Corporation and the Utility amortize capitalized software costs ratably over the expected lives of the software, ranging from 5 to 15 years and commencing upon operational use. Capitalized software costs totaled $714 million at December 31, 2011 and $580 million at December 31, 2010, net of accumulated amortization of $480 million at December 31, 2011 and $386 million at December 31, 2010. Amortization expense for capitalized software was $138 million in 2011, $94 million in 2010, and $37 million in 2009. Amortization expense is estimated to be approximately $154 million annually for 2012 through 2016.

Regulation and Regulated Operations

As a regulated entity, the Utility's rates are designed to recover the costs of providing service. The Utility capitalizes and records, as regulatory assets, costs that would otherwise be charged to expense if it is probable that the incurred costs will be recovered in future rates. Regulatory assets are amortized over the future periods that the costs are recovered. If costs expected to be incurred in the future are currently being recovered through rates, the Utility records those expected future costs as regulatory liabilities. In addition, amounts that are probable of being credited or refunded to customers in the future are recorded as regulatory liabilities.

The Utility records differences between customer billings and the Utility's authorized revenue requirements as a significant portion of recovery is independent, or "decoupled", from the volume of electricity and natural gas sales. The Utility also records differences between incurred costs and customer billings or authorized revenue meant to recover those costs. To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively. For further discussion, see "Revenue Recognition" and Note 3 below.

To the extent that portions of the Utility's operations cease to be subject to cost-of-service rate regulation, or recovery is no longer probable as a result of changes in regulation or other reasons, the related regulatory assets and liabilities are written off.

Intangible Assets

Intangible assets primarily consist of hydroelectric facility licenses with terms ranging from 19 to 53 years. The gross carrying amount of intangible assets was $112 million at December 31, 2011 and 2010. The accumulated amortization was $47 million at December 31, 2011 and $44 million at December 31, 2010.

The Utility's amortization expense related to intangible assets was $3 million in 2011 and $4 million in 2010 and 2009. The estimated annual amortization expense for 2012 through 2016 based on the December 31, 2011 intangible assets balance is $3 million. Intangible assets are recorded to other noncurrent assets – other in the Consolidated Balance Sheets.

Asset Retirement Obligations

PG&E Corporation and the Utility record an ARO at discounted fair value in the period in which the obligation is incurred if the discounted fair value can be reasonably estimated. In the same period, the associated asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset. In each subsequent period, the ARO is accreted to its present value, and the capitalized cost is depreciated over the useful life of the long-lived asset. PG&E Corporation and the Utility also record an ARO if a legal obligation to perform an asset removal exists and can be reasonably estimated, but performance is conditional upon a future event. The Utility recognizes timing differences between the recognition of costs and the costs recovered through the ratemaking process as regulatory assets or liabilities. (See Note 3 below). The Utility has an ARO primarily for its nuclear generation facilities, certain fossil fuel-fired generation facilities, and gas transmission system assets.

Detailed studies of the cost to decommission the Utility's nuclear power plants are conducted every three years in conjunction with the Nuclear Decommissioning Cost Triennial Proceedings conducted by the CPUC. The decommissioning cost estimates are based on the plant location and cost characteristics for the Utility's nuclear power plants. Actual decommissioning costs may vary from these estimates as a result of changes in assumptions such as decommissioning dates; regulatory requirements; technology; and costs of labor, materials, and equipment.

For GAAP purposes, the Utility adjusts its nuclear decommissioning obligation to reflect changes in the estimated costs of decommissioning its nuclear power facilities and records this as an adjustment to the ARO liability on its Consolidated Balance Sheets. The total nuclear decommissioning obligation accrued in accordance with GAAP was $1.2 billion at December 31, 2011 and 2010. For regulatory purposes, the estimated undiscounted nuclear decommissioning cost for the Utility's nuclear power plants was approximately $2.3 billion at December 31, 2011 and 2010 (or approximately $4.4 billion in future dollars). These estimates are based on the 2009 decommissioning cost studies, prepared in accordance with CPUC requirements.

A reconciliation of the changes in the ARO liability is as follows:

(in millions)
ARO liability at December 31, 2009	$1,593
Revision in estimated cash flows	(23)
Accretion	93
Liabilities settled	(77)

ARO liability at December 31, 2010	1,586

Revision in estimated cash flows	10
Accretion	100
Liabilities settled	(87)

ARO liability at December 31, 2011	$1,609

The Utility has identified the following AROs for which a reasonable estimate of fair value could not be made. As a result, the Utility has not recorded a liability related to these AROs:

•

Restoration of land to its pre-use condition under the terms of certain land rights agreements. Land rights, communications equipment leases, and substation facilities will be maintained for the foreseeable future, and therefore, the Utility cannot reasonably estimate the settlement date or range of settlement dates for the obligations associated with these assets;

•

Removal and proper disposal of lead-based paint contained in some Utility facilities. The Utility does not have information available that specifies which facilities contain lead-based paint and, therefore, cannot reasonably estimate the settlement date(s) associated with the obligations; and

•

Removal of certain communications equipment from leased property, and retirement activities associated with substation and certain hydroelectric facilities. The Utility will maintain and continue to operate its hydroelectric facilities until the operation of a facility becomes uneconomical. The operation of the majority of the Utility's hydroelectric facilities is currently, and for the foreseeable future, expected to be economically beneficial. Therefore, the settlement date cannot be determined at this time.

Impairment of Long-Lived Assets

PG&E Corporation and the Utility evaluate the carrying amounts of long-lived assets for impairment, based on projections of undiscounted future cash flows, whenever events occur or circumstances change that may affect the recoverability or the estimated life of long-lived assets. If this evaluation indicates that such cash flows are not expected to fully recover the assets, the assets are written down to their estimated fair value. No significant impairments were recorded in 2011, 2010, or 2009.

Gains and Losses on Debt Extinguishments

Gains and losses on debt extinguishments associated with regulated operations are deferred and amortized over the remaining original amortization period of the debt reacquired, consistent with recovery of costs through regulated rates. PG&E Corporation and the Utility recorded unamortized loss on debt extinguishments, net of gain, of $186 million and $204 million at December 31, 2011 and 2010, respectively. The amortization expense related to this loss was $18 million in 2011, $23 million in 2010, and $25 million in 2009. Deferred gains and losses on debt extinguishments are recorded to current assets – regulatory assets and other noncurrent assets – regulatory assets in the Consolidated Balance Sheets.

Gains and losses on debt extinguishments associated with unregulated operations are fully recognized at the time such debt is reacquired and are reported as a component of interest expense.

Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss reports a measure for accumulated changes in equity of an enterprise that result from transactions and other economic events, other than transactions with shareholders. The following table sets forth the after-tax changes in each component of PG&E Corporation's accumulated other comprehensive loss:

(in millions)	2011	2010	2009
Balance at beginning of year	$(202)	$(160)	$(221)

Period change in pension benefits and other benefits (Note 12):
Unrecognized prior service cost (1)	36	(29)	(1)
Unrecognized net gain (loss) (2)	(655)	(110)	363
Unrecognized net transition obligation (3)	15	15	15
Transfer to regulatory account (4) (5)	593	82	(316)

Balance at end of year	$(213)	$(202)	$(160)

(1) Net of income tax benefit (expense) of $(24) million, $20 million, and $1 million for December 31, 2011, 2010, and 2009, respectively.

(2) Net of income tax benefit (expense) of $452 million, $73 million, and $(216) million for December 31, 2011, 2010, and 2009, respectively.

(3) Net of income tax benefit (expense) of $(11) million for December 31, 2011, 2010, and 2009.

(4) Net of income tax benefit (expense) of $(408) million, $(57) million, and $218 million for December 31, 2011, 2010, and 2009, respectively.

(5) Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

There was no material difference between PG&E Corporation's and the Utility's accumulated other comprehensive income (loss) for the periods presented above.

Revenue Recognition

The Utility recognizes revenues after the CPUC or the FERC has authorized rate recovery, amounts are objectively determinable and probable of recovery, and amounts will be collected within 24 months. (See Note 3 below.) The Utility recognizes revenues as the electricity and natural gas services are delivered, and include amounts for services rendered but not yet billed at the end of the period.

The CPUC authorizes most of the Utility's revenue requirements in its general rate case ("GRC"), which generally occurs every three years. The Utility's ability to recover revenue requirements authorized by the CPUC in the GRC is independent, or "decoupled", from the volume of the Utility's sales of electricity and natural gas services. Generally, the revenue recognition criteria are met ratably over the year.

The CPUC also has authorized the Utility to collect additional revenue requirements to recover certain capital expenditures and costs that the Utility has been authorized to pass on to customers, including costs to purchase electricity and natural gas; to fund public purpose, demand response, and customer energy efficiency programs. Generally, the revenue recognition criteria for pass through costs billed to customers are met at the time the costs are incurred.

The Utility's revenues and earnings also are affected by incentive ratemaking mechanisms that adjust rates depending on the extent to which the Utility meets certain performance criteria.

The FERC authorizes the Utility's revenue requirements in annual transmission owner rate cases. The Utility's ability to recover revenue requirements authorized by the FERC is dependent on the volume of the Utility's electricity sales, and revenue is recognized only for amounts billed and unbilled.

The Utility records differences between actual customer billings and the Utility's authorized revenue requirement, as well as differences between incurred costs and customer billings or authorized revenue meant to recover those costs. To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively.

In determining whether revenue transactions should be presented net of the related expenses, the Utility considers various factors, including whether the Utility takes title to the product being delivered, has latitude in establishing price for the product, and is subject to the customer credit risk.

Income Taxes

PG&E Corporation and the Utility use the liability method of accounting for income taxes. Income tax provision (benefit) includes current and deferred income taxes resulting from operations during the year. Investment tax credits are deferred and amortized to income over time. The Utility amortizes its investment tax credits over the life of the related property in accordance with regulatory treatment. PG&E Corporation amortizes its investment tax credits over the projected investment recovery period. (See Note 9 below.)

PG&E Corporation and the Utility recognize a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

PG&E Corporation files a consolidated U.S. federal income tax return that includes domestic subsidiaries in which its ownership is 80% or more. In addition, PG&E Corporation files a combined state income tax return in California. PG&E Corporation and the Utility are parties to a tax-sharing agreement under which the Utility determines its income tax provision (benefit) on a stand-alone basis.

Nuclear Decommissioning Trusts

The Utility's nuclear power facilities consist of two units at Diablo Canyon and the retired facility at Humboldt Bay. Nuclear decommissioning requires the safe removal of nuclear facilities from service and the reduction of residual radioactivity to a level that permits termination of the NRC license and release of the property for unrestricted use. The Utility's nuclear decommissioning costs are recovered from customers through rates and are held in trusts until authorized for release by the CPUC.

The Utility classifies its investments held in the nuclear decommissioning trusts as "available-for-sale." As the Utility's nuclear decommissioning trust assets are managed by external investment managers, the Utility does not have the ability to sell its investments at its discretion. Therefore, all unrealized losses are considered other-than-temporary impairments. Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers. Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of the ARO. There is no impact on the Utility's earnings or accumulated other comprehensive income. The cost of debt and equity securities sold is determined by specific identification.

Accounting for Derivatives and Hedging Activities

Derivative instruments are recorded in PG&E Corporation's and the Utility's Consolidated Balance Sheets at fair value, unless they qualify for the normal purchase and sales exception. Changes in the fair value of derivative instruments are recorded in earnings or, to the extent that they are probable of future recovery through regulated rates, are deferred and recorded in regulatory accounts.

The normal purchase and sales exception to derivative accounting requires, among other things, physical delivery of quantities expected to be used or sold over a reasonable period in the normal course of business. Transactions for which the Utility elects the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets at fair value. They are accounted for under the accrual method of accounting. Therefore, expenses are recognized as incurred.

PG&E Corporation and the Utility offset the cash collateral paid or cash collateral received against the fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting arrangement where the right of offset and the intention to offset exist. (See Note 10 below.)

Fair Value Measurements

PG&E Corporation and the Utility determine the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the "exit price." PG&E Corporation and the Utility utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value. An instrument's level within the hierarchy is based on the lowest level of any significant input to the fair value measurement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). (See Note 11 below.)

Variable Interest Entities

PG&E Corporation and the Utility evaluate whether any entities are a variable interest entity ("VIE") that could require consolidation. PG&E Corporation and the Utility use a qualitative approach to determine who has a controlling financial interest in a VIE and perform ongoing assessments of whether an entity is the primary beneficiary of a VIE.

PG&E Corporation and the Utility are required to consolidate any entities that they control. In most cases, control can be determined based on majority ownership or voting interests. However, for certain entities, control is difficult to discern based on ownership or voting interests alone. These entities are referred to as VIEs. A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, or whose equity investors lack any characteristics of a controlling financial interest. An enterprise has a controlling financial interest if it has the obligation to absorb expected losses or receive expected gains that could potentially be significant to a VIE and the power to direct the activities that are most significant to a VIE's economic performance. An enterprise that has a controlling financial interest is known as the VIE's primary beneficiary and is required to consolidate the VIE.

Some of the counterparties to the Utility's power purchase agreements are considered VIEs. In determining whether the Utility has a controlling financial interest in a VIE, the Utility assesses whether it absorbs any of the VIE's expected losses or receives any portion of the VIE's expected residual returns, as a result of power purchase agreements. This assessment includes an evaluation of how the risks and rewards associated with the power plant's activities are absorbed by variable interest holders as well as an analysis of the variability in the VIE's gross margin and the impact of power purchase agreements on the gross margin. For each variable interest, the Utility assesses whether it has the power to direct the activities of the power plant that most directly impact the VIE's economic performance.

The Utility held a variable interest in several entities that own power plants that generate electricity for sale to the Utility under power purchase agreements. Each of these VIEs was designed to own a power plant that would generate electricity for sale to the Utility utilizing various technologies such as natural gas, wind, solar photovoltaic, solar thermal, and hydroelectric. Under each of these power purchase agreements, the Utility is obligated to purchase electricity or capacity, or both, from the VIE. The Utility did not provide any other support to these VIEs, and the Utility's financial exposure is limited to the amount it pays for delivered electricity and capacity. (See Note 15 below.) The Utility does not have the power to direct the activities that are most significant to these VIE's economic performance. This assessment considers any decision-making rights associated with designing the VIE, dispatch rights, operating and maintenance activities, and re-marketing activities of the power plant after the end of the power purchase agreement with the Utility. As a result, the Utility does not have a controlling financial interest in any of these VIEs. Therefore, at December 31, 2011, the Utility was not the primary beneficiary of, and did not consolidate, any of these VIEs.

The Utility continued to consolidate PERF at December 31, 2011, as the Utility is the primary beneficiary of PERF. In 2005, PERF was formed as a wholly owned subsidiary of the Utility to issue ERBs in connection with the settlement agreement entered into between PG&E Corporation, the Utility, and the CPUC in 2003 to resolve the Chapter 11 Settlement Agreement. The Utility has a controlling financial interest in PERF since the Utility is exposed to PERF's losses and returns through the Utility's 100% equity investment in PERF and the Utility was involved in the design of PERF, which was an activity that was significant to PERF's economic performance. The assets of PERF were $485 million at December 31, 2011 and primarily consisted of assets related to ERBs, which are included in other current assets – regulatory assets in the Consolidated Balance Sheets. The liabilities of PERF were $423 million at December 31, 2011 and consisted of ERBs, which are included in current liabilities in the Consolidated Balance Sheets. (See Note 5 below.) The assets of PERF are only available to settle the liabilities of PERF.

As of December 31, 2011, PG&E Corporation's affiliates had entered into four tax equity agreements with two privately held companies to fund residential and commercial retail solar energy installations. Under these agreements, PG&E Corporation has agreed to provide lease payments and investment contributions of up to $396 million to these companies in exchange for the right to receive benefits from local rebates, federal grants, and a share of the customer payments made to these companies. The majority of these amounts are recorded in other noncurrent assets – other in PG&E Corporation's Consolidated Balance Sheets. As of December 31, 2011, PG&E Corporation had made total payments of $359 million under these tax equity agreements and received $136 million in benefits and customer payments. PG&E Corporation holds a variable interest in these companies as a result of these agreements. PG&E Corporation was not the primary beneficiary of and did not consolidate any of these companies at December 31, 2011. In making this determination, PG&E Corporation evaluated which party has control over these companies' significant economic activities such as designing the companies, vendor selection, construction, customer selection, and re-marketing activities at the end of customer leases, and determined that these activities are under the control of these companies. PG&E Corporation's financial exposure from these arrangements is generally limited to its lease payments and investment contributions to these companies.

Accounting Standards Issued But Not Yet Adopted

Amendments to Fair Value Measurement Requirements

In May 2011, the Financial Accounting Standards Board ("FASB") issued an accounting standards update that will clarify certain fair value measurement requirements. In addition, the accounting standards update will permit an entity to measure the fair value of a portfolio of financial instruments based on the portfolio's net position, provided that the portfolio has met certain criteria. Furthermore, the accounting standards update will refine when an entity should, and should not, apply certain premiums and discounts to a fair value measurement. The accounting standards update will be effective prospectively for PG&E Corporation and the Utility beginning on January 1, 2012. The adoption of the accounting standards update will be reflected in footnote disclosures only and will not have an impact on PG&E Corporation's or the Utility's Consolidated Financial Statements.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standards update that will require an entity to present either (1) a statement of comprehensive income or loss or (2) a statement of other comprehensive income or loss. A statement of comprehensive income or loss would be comprised of a statement of income or loss with other comprehensive income and losses, total other comprehensive income or loss, and total comprehensive income or loss appended. A statement of other comprehensive income or loss would immediately follow a statement of income or loss and would be comprised of other comprehensive income and losses, total other comprehensive income or loss, and total comprehensive income or loss. Furthermore, the accounting standards update will prohibit an entity from presenting other comprehensive income and losses in a statement of equity.

In December 2011, the FASB issued an accounting standards update to defer the requirement for an entity to present reclassifications between other comprehensive income or loss and net income or loss. This supersedes the requirement that was originally included in the June 2011 accounting standard update.

The accounting standards updates will be effective retrospectively for PG&E Corporation and the Utility beginning on January 1, 2012. The adoption of the accounting standards updates will impact financial statement presentation with the addition of new statements of comprehensive income or loss.

Pacific Gas And Electric Company [Member]
Summary Of Significant Accounting Policies

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term, highly liquid investments with original maturities of three months or less. Cash equivalents are stated at fair value.

Restricted Cash

Restricted cash consists primarily of the Utility's cash held in escrow pending the resolution of the remaining disputed claims made by electricity suppliers in the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11 Settlement Agreement"). (See Note 13 below.) Restricted cash also includes the cash collected from the Utility's electricity customers and remitted to PG&E Energy Recovery Funding LLC ("PERF") for payment of principal, interest, and miscellaneous expenses associated with the energy recovery bonds ("ERBs") issued by PERF. (See Note 5 below.)

Allowance for Doubtful Accounts Receivable

PG&E Corporation and the Utility recognize an allowance for doubtful accounts to record accounts receivable at estimated net realizable value. The allowance is determined based upon a variety of factors, including historical write-off experience, aging of receivables, current economic conditions, and assessment of customer collectability.

Inventories

Inventories are carried at weighted-average cost. Inventories include natural gas stored underground, and materials and supplies. Natural gas stored underground represents purchases that are injected into inventory and then expensed at weighted average cost when withdrawn and distributed to customers or used in electric generation. Materials and supplies are charged to inventory when purchased and then expensed or capitalized to plant, as appropriate, when consumed or installed.

Property, Plant, and Equipment

Property, plant, and equipment are reported at their original cost. These original costs include labor and materials, construction overhead, and allowance for funds used during construction ("AFUDC"). The Utility's estimated useful lives and balances of its property, plant, and equipment were as follows:

	Estimated Useful	Balance at December 31,
(in millions, except estimated useful lives)	Lives (years)	2011	2010
Electricity generating facilities (1)	20 to 100	$6,488	$6,012
Electricity distribution facilities	10 to 55	22,395	20,991
Electricity transmission	25 to 70	6,968	6,505
Natural gas distribution facilities	24 to 53	7,832	7,443
Natural gas transportation and storage	5 to 48	4,099	3,939
Construction work in progress		1,770	1,384

Total property, plant, and equipment		49,552	46,274

Accumulated Depreciation		(15,898)	(14,826)

Net property, plant, and equipment		$33,654	$31,448

(1) Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

Depreciation

The Utility depreciates property, plant, and equipment using the composite, or group, method of depreciation, in which a single depreciation rate is applied to the gross investment in a particular class of property. This method approximates the straight line method of depreciation over the useful lives of property, plant, and equipment. The Utility's composite depreciation rates were 3.67% in 2011, 3.38% in 2010, and 3.43% in 2009.

The useful lives of the Utility's property, plant, and equipment are authorized by the CPUC and the FERC, and the depreciation expense is recovered through rates charged to customers. Depreciation expense includes a component for the original cost of assets and a component for estimated cost of future removal, net of any salvage value at retirement. Upon retirement, the original cost of the retired assets, net of salvage value, is charged against accumulated depreciation. The cost of repairs and maintenance, including planned major maintenance activities and minor replacements of property, is charged to operating and maintenance expense as incurred.

AFUDC

AFUDC is a method used to compensate the Utility for the estimated cost of debt (i.e., interest) and equity funds used to finance regulated plant additions and is capitalized as part of the cost of construction. AFUDC is recoverable from customers through rates over the life of the related property once the property is placed in service. AFUDC related to the cost of debt is recorded as a reduction to interest expense. AFUDC related to the cost of equity is recorded in other income. The Utility recorded AFUDC of $40 million and $87 million during 2011, $50 million and $110 million during 2010, and $44 million and $95 million during 2009, related to debt and equity, respectively.

Capitalized Software Costs

PG&E Corporation and the Utility capitalize costs incurred during the application development stage of internal use software projects to property, plant, and equipment. PG&E Corporation and the Utility amortize capitalized software costs ratably over the expected lives of the software, ranging from 5 to 15 years and commencing upon operational use. Capitalized software costs totaled $714 million at December 31, 2011 and $580 million at December 31, 2010, net of accumulated amortization of $480 million at December 31, 2011 and $386 million at December 31, 2010. Amortization expense for capitalized software was $138 million in 2011, $94 million in 2010, and $37 million in 2009. Amortization expense is estimated to be approximately $154 million annually for 2012 through 2016.

Regulation and Regulated Operations

As a regulated entity, the Utility's rates are designed to recover the costs of providing service. The Utility capitalizes and records, as regulatory assets, costs that would otherwise be charged to expense if it is probable that the incurred costs will be recovered in future rates. Regulatory assets are amortized over the future periods that the costs are recovered. If costs expected to be incurred in the future are currently being recovered through rates, the Utility records those expected future costs as regulatory liabilities. In addition, amounts that are probable of being credited or refunded to customers in the future are recorded as regulatory liabilities.

The Utility records differences between customer billings and the Utility's authorized revenue requirements as a significant portion of recovery is independent, or "decoupled", from the volume of electricity and natural gas sales. The Utility also records differences between incurred costs and customer billings or authorized revenue meant to recover those costs. To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively. For further discussion, see "Revenue Recognition" and Note 3 below.

To the extent that portions of the Utility's operations cease to be subject to cost-of-service rate regulation, or recovery is no longer probable as a result of changes in regulation or other reasons, the related regulatory assets and liabilities are written off.

Intangible Assets

Intangible assets primarily consist of hydroelectric facility licenses with terms ranging from 19 to 53 years. The gross carrying amount of intangible assets was $112 million at December 31, 2011 and 2010. The accumulated amortization was $47 million at December 31, 2011 and $44 million at December 31, 2010.

The Utility's amortization expense related to intangible assets was $3 million in 2011 and $4 million in 2010 and 2009. The estimated annual amortization expense for 2012 through 2016 based on the December 31, 2011 intangible assets balance is $3 million. Intangible assets are recorded to other noncurrent assets – other in the Consolidated Balance Sheets.

Asset Retirement Obligations

PG&E Corporation and the Utility record an ARO at discounted fair value in the period in which the obligation is incurred if the discounted fair value can be reasonably estimated. In the same period, the associated asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset. In each subsequent period, the ARO is accreted to its present value, and the capitalized cost is depreciated over the useful life of the long-lived asset. PG&E Corporation and the Utility also record an ARO if a legal obligation to perform an asset removal exists and can be reasonably estimated, but performance is conditional upon a future event. The Utility recognizes timing differences between the recognition of costs and the costs recovered through the ratemaking process as regulatory assets or liabilities. (See Note 3 below). The Utility has an ARO primarily for its nuclear generation facilities, certain fossil fuel-fired generation facilities, and gas transmission system assets.

Detailed studies of the cost to decommission the Utility's nuclear power plants are conducted every three years in conjunction with the Nuclear Decommissioning Cost Triennial Proceedings conducted by the CPUC. The decommissioning cost estimates are based on the plant location and cost characteristics for the Utility's nuclear power plants. Actual decommissioning costs may vary from these estimates as a result of changes in assumptions such as decommissioning dates; regulatory requirements; technology; and costs of labor, materials, and equipment.

For GAAP purposes, the Utility adjusts its nuclear decommissioning obligation to reflect changes in the estimated costs of decommissioning its nuclear power facilities and records this as an adjustment to the ARO liability on its Consolidated Balance Sheets. The total nuclear decommissioning obligation accrued in accordance with GAAP was $1.2 billion at December 31, 2011 and 2010. For regulatory purposes, the estimated undiscounted nuclear decommissioning cost for the Utility's nuclear power plants was approximately $2.3 billion at December 31, 2011 and 2010 (or approximately $4.4 billion in future dollars). These estimates are based on the 2009 decommissioning cost studies, prepared in accordance with CPUC requirements.

A reconciliation of the changes in the ARO liability is as follows:

(in millions)
ARO liability at December 31, 2009	$1,593
Revision in estimated cash flows	(23)
Accretion	93
Liabilities settled	(77)

ARO liability at December 31, 2010	1,586

Revision in estimated cash flows	10
Accretion	100
Liabilities settled	(87)

ARO liability at December 31, 2011	$1,609

The Utility has identified the following AROs for which a reasonable estimate of fair value could not be made. As a result, the Utility has not recorded a liability related to these AROs:

•

Restoration of land to its pre-use condition under the terms of certain land rights agreements. Land rights, communications equipment leases, and substation facilities will be maintained for the foreseeable future, and therefore, the Utility cannot reasonably estimate the settlement date or range of settlement dates for the obligations associated with these assets;

•

Removal and proper disposal of lead-based paint contained in some Utility facilities. The Utility does not have information available that specifies which facilities contain lead-based paint and, therefore, cannot reasonably estimate the settlement date(s) associated with the obligations; and

•

Removal of certain communications equipment from leased property, and retirement activities associated with substation and certain hydroelectric facilities. The Utility will maintain and continue to operate its hydroelectric facilities until the operation of a facility becomes uneconomical. The operation of the majority of the Utility's hydroelectric facilities is currently, and for the foreseeable future, expected to be economically beneficial. Therefore, the settlement date cannot be determined at this time.

Impairment of Long-Lived Assets

PG&E Corporation and the Utility evaluate the carrying amounts of long-lived assets for impairment, based on projections of undiscounted future cash flows, whenever events occur or circumstances change that may affect the recoverability or the estimated life of long-lived assets. If this evaluation indicates that such cash flows are not expected to fully recover the assets, the assets are written down to their estimated fair value. No significant impairments were recorded in 2011, 2010, or 2009.

Gains and Losses on Debt Extinguishments

Gains and losses on debt extinguishments associated with regulated operations are deferred and amortized over the remaining original amortization period of the debt reacquired, consistent with recovery of costs through regulated rates. PG&E Corporation and the Utility recorded unamortized loss on debt extinguishments, net of gain, of $186 million and $204 million at December 31, 2011 and 2010, respectively. The amortization expense related to this loss was $18 million in 2011, $23 million in 2010, and $25 million in 2009. Deferred gains and losses on debt extinguishments are recorded to current assets – regulatory assets and other noncurrent assets – regulatory assets in the Consolidated Balance Sheets.

Gains and losses on debt extinguishments associated with unregulated operations are fully recognized at the time such debt is reacquired and are reported as a component of interest expense.

Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss reports a measure for accumulated changes in equity of an enterprise that result from transactions and other economic events, other than transactions with shareholders. The following table sets forth the after-tax changes in each component of PG&E Corporation's accumulated other comprehensive loss:

(in millions)	2011	2010	2009
Balance at beginning of year	$(202)	$(160)	$(221)

Period change in pension benefits and other benefits (Note 12):
Unrecognized prior service cost (1)	36	(29)	(1)
Unrecognized net gain (loss) (2)	(655)	(110)	363
Unrecognized net transition obligation (3)	15	15	15
Transfer to regulatory account (4) (5)	593	82	(316)

Balance at end of year	$(213)	$(202)	$(160)

(1) Net of income tax benefit (expense) of $(24) million, $20 million, and $1 million for December 31, 2011, 2010, and 2009, respectively.

(2) Net of income tax benefit (expense) of $452 million, $73 million, and $(216) million for December 31, 2011, 2010, and 2009, respectively.

(3) Net of income tax benefit (expense) of $(11) million for December 31, 2011, 2010, and 2009.

(4) Net of income tax benefit (expense) of $(408) million, $(57) million, and $218 million for December 31, 2011, 2010, and 2009, respectively.

(5) Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

There was no material difference between PG&E Corporation's and the Utility's accumulated other comprehensive income (loss) for the periods presented above.

Revenue Recognition

The Utility recognizes revenues after the CPUC or the FERC has authorized rate recovery, amounts are objectively determinable and probable of recovery, and amounts will be collected within 24 months. (See Note 3 below.) The Utility recognizes revenues as the electricity and natural gas services are delivered, and include amounts for services rendered but not yet billed at the end of the period.

The CPUC authorizes most of the Utility's revenue requirements in its general rate case ("GRC"), which generally occurs every three years. The Utility's ability to recover revenue requirements authorized by the CPUC in the GRC is independent, or "decoupled", from the volume of the Utility's sales of electricity and natural gas services. Generally, the revenue recognition criteria are met ratably over the year.

The CPUC also has authorized the Utility to collect additional revenue requirements to recover certain capital expenditures and costs that the Utility has been authorized to pass on to customers, including costs to purchase electricity and natural gas; to fund public purpose, demand response, and customer energy efficiency programs. Generally, the revenue recognition criteria for pass through costs billed to customers are met at the time the costs are incurred.

The Utility's revenues and earnings also are affected by incentive ratemaking mechanisms that adjust rates depending on the extent to which the Utility meets certain performance criteria.

The FERC authorizes the Utility's revenue requirements in annual transmission owner rate cases. The Utility's ability to recover revenue requirements authorized by the FERC is dependent on the volume of the Utility's electricity sales, and revenue is recognized only for amounts billed and unbilled.

The Utility records differences between actual customer billings and the Utility's authorized revenue requirement, as well as differences between incurred costs and customer billings or authorized revenue meant to recover those costs. To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively.

In determining whether revenue transactions should be presented net of the related expenses, the Utility considers various factors, including whether the Utility takes title to the product being delivered, has latitude in establishing price for the product, and is subject to the customer credit risk.

Income Taxes

PG&E Corporation and the Utility use the liability method of accounting for income taxes. Income tax provision (benefit) includes current and deferred income taxes resulting from operations during the year. Investment tax credits are deferred and amortized to income over time. The Utility amortizes its investment tax credits over the life of the related property in accordance with regulatory treatment. PG&E Corporation amortizes its investment tax credits over the projected investment recovery period. (See Note 9 below.)

PG&E Corporation and the Utility recognize a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

PG&E Corporation files a consolidated U.S. federal income tax return that includes domestic subsidiaries in which its ownership is 80% or more. In addition, PG&E Corporation files a combined state income tax return in California. PG&E Corporation and the Utility are parties to a tax-sharing agreement under which the Utility determines its income tax provision (benefit) on a stand-alone basis.

Nuclear Decommissioning Trusts

The Utility's nuclear power facilities consist of two units at Diablo Canyon and the retired facility at Humboldt Bay. Nuclear decommissioning requires the safe removal of nuclear facilities from service and the reduction of residual radioactivity to a level that permits termination of the NRC license and release of the property for unrestricted use. The Utility's nuclear decommissioning costs are recovered from customers through rates and are held in trusts until authorized for release by the CPUC.

The Utility classifies its investments held in the nuclear decommissioning trusts as "available-for-sale." As the Utility's nuclear decommissioning trust assets are managed by external investment managers, the Utility does not have the ability to sell its investments at its discretion. Therefore, all unrealized losses are considered other-than-temporary impairments. Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers. Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of the ARO. There is no impact on the Utility's earnings or accumulated other comprehensive income. The cost of debt and equity securities sold is determined by specific identification.

Accounting for Derivatives and Hedging Activities

Derivative instruments are recorded in PG&E Corporation's and the Utility's Consolidated Balance Sheets at fair value, unless they qualify for the normal purchase and sales exception. Changes in the fair value of derivative instruments are recorded in earnings or, to the extent that they are probable of future recovery through regulated rates, are deferred and recorded in regulatory accounts.

The normal purchase and sales exception to derivative accounting requires, among other things, physical delivery of quantities expected to be used or sold over a reasonable period in the normal course of business. Transactions for which the Utility elects the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets at fair value. They are accounted for under the accrual method of accounting. Therefore, expenses are recognized as incurred.

PG&E Corporation and the Utility offset the cash collateral paid or cash collateral received against the fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting arrangement where the right of offset and the intention to offset exist. (See Note 10 below.)

Fair Value Measurements

PG&E Corporation and the Utility determine the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the "exit price." PG&E Corporation and the Utility utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value. An instrument's level within the hierarchy is based on the lowest level of any significant input to the fair value measurement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). (See Note 11 below.)

Variable Interest Entities

PG&E Corporation and the Utility evaluate whether any entities are a variable interest entity ("VIE") that could require consolidation. PG&E Corporation and the Utility use a qualitative approach to determine who has a controlling financial interest in a VIE and perform ongoing assessments of whether an entity is the primary beneficiary of a VIE.

PG&E Corporation and the Utility are required to consolidate any entities that they control. In most cases, control can be determined based on majority ownership or voting interests. However, for certain entities, control is difficult to discern based on ownership or voting interests alone. These entities are referred to as VIEs. A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, or whose equity investors lack any characteristics of a controlling financial interest. An enterprise has a controlling financial interest if it has the obligation to absorb expected losses or receive expected gains that could potentially be significant to a VIE and the power to direct the activities that are most significant to a VIE's economic performance. An enterprise that has a controlling financial interest is known as the VIE's primary beneficiary and is required to consolidate the VIE.

Some of the counterparties to the Utility's power purchase agreements are considered VIEs. In determining whether the Utility has a controlling financial interest in a VIE, the Utility assesses whether it absorbs any of the VIE's expected losses or receives any portion of the VIE's expected residual returns, as a result of power purchase agreements. This assessment includes an evaluation of how the risks and rewards associated with the power plant's activities are absorbed by variable interest holders as well as an analysis of the variability in the VIE's gross margin and the impact of power purchase agreements on the gross margin. For each variable interest, the Utility assesses whether it has the power to direct the activities of the power plant that most directly impact the VIE's economic performance.

The Utility held a variable interest in several entities that own power plants that generate electricity for sale to the Utility under power purchase agreements. Each of these VIEs was designed to own a power plant that would generate electricity for sale to the Utility utilizing various technologies such as natural gas, wind, solar photovoltaic, solar thermal, and hydroelectric. Under each of these power purchase agreements, the Utility is obligated to purchase electricity or capacity, or both, from the VIE. The Utility did not provide any other support to these VIEs, and the Utility's financial exposure is limited to the amount it pays for delivered electricity and capacity. (See Note 15 below.) The Utility does not have the power to direct the activities that are most significant to these VIE's economic performance. This assessment considers any decision-making rights associated with designing the VIE, dispatch rights, operating and maintenance activities, and re-marketing activities of the power plant after the end of the power purchase agreement with the Utility. As a result, the Utility does not have a controlling financial interest in any of these VIEs. Therefore, at December 31, 2011, the Utility was not the primary beneficiary of, and did not consolidate, any of these VIEs.

The Utility continued to consolidate PERF at December 31, 2011, as the Utility is the primary beneficiary of PERF. In 2005, PERF was formed as a wholly owned subsidiary of the Utility to issue ERBs in connection with the settlement agreement entered into between PG&E Corporation, the Utility, and the CPUC in 2003 to resolve the Chapter 11 Settlement Agreement. The Utility has a controlling financial interest in PERF since the Utility is exposed to PERF's losses and returns through the Utility's 100% equity investment in PERF and the Utility was involved in the design of PERF, which was an activity that was significant to PERF's economic performance. The assets of PERF were $485 million at December 31, 2011 and primarily consisted of assets related to ERBs, which are included in other current assets – regulatory assets in the Consolidated Balance Sheets. The liabilities of PERF were $423 million at December 31, 2011 and consisted of ERBs, which are included in current liabilities in the Consolidated Balance Sheets. (See Note 5 below.) The assets of PERF are only available to settle the liabilities of PERF.

As of December 31, 2011, PG&E Corporation's affiliates had entered into four tax equity agreements with two privately held companies to fund residential and commercial retail solar energy installations. Under these agreements, PG&E Corporation has agreed to provide lease payments and investment contributions of up to $396 million to these companies in exchange for the right to receive benefits from local rebates, federal grants, and a share of the customer payments made to these companies. The majority of these amounts are recorded in other noncurrent assets – other in PG&E Corporation's Consolidated Balance Sheets. As of December 31, 2011, PG&E Corporation had made total payments of $359 million under these tax equity agreements and received $136 million in benefits and customer payments. PG&E Corporation holds a variable interest in these companies as a result of these agreements. PG&E Corporation was not the primary beneficiary of and did not consolidate any of these companies at December 31, 2011. In making this determination, PG&E Corporation evaluated which party has control over these companies' significant economic activities such as designing the companies, vendor selection, construction, customer selection, and re-marketing activities at the end of customer leases, and determined that these activities are under the control of these companies. PG&E Corporation's financial exposure from these arrangements is generally limited to its lease payments and investment contributions to these companies.

Accounting Standards Issued But Not Yet Adopted

Amendments to Fair Value Measurement Requirements

In May 2011, the Financial Accounting Standards Board ("FASB") issued an accounting standards update that will clarify certain fair value measurement requirements. In addition, the accounting standards update will permit an entity to measure the fair value of a portfolio of financial instruments based on the portfolio's net position, provided that the portfolio has met certain criteria. Furthermore, the accounting standards update will refine when an entity should, and should not, apply certain premiums and discounts to a fair value measurement. The accounting standards update will be effective prospectively for PG&E Corporation and the Utility beginning on January 1, 2012. The adoption of the accounting standards update will be reflected in footnote disclosures only and will not have an impact on PG&E Corporation's or the Utility's Consolidated Financial Statements.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standards update that will require an entity to present either (1) a statement of comprehensive income or loss or (2) a statement of other comprehensive income or loss. A statement of comprehensive income or loss would be comprised of a statement of income or loss with other comprehensive income and losses, total other comprehensive income or loss, and total comprehensive income or loss appended. A statement of other comprehensive income or loss would immediately follow a statement of income or loss and would be comprised of other comprehensive income and losses, total other comprehensive income or loss, and total comprehensive income or loss. Furthermore, the accounting standards update will prohibit an entity from presenting other comprehensive income and losses in a statement of equity.

In December 2011, the FASB issued an accounting standards update to defer the requirement for an entity to present reclassifications between other comprehensive income or loss and net income or loss. This supersedes the requirement that was originally included in the June 2011 accounting standard update.

The accounting standards updates will be effective retrospectively for PG&E Corporation and the Utility beginning on January 1, 2012. The adoption of the accounting standards updates will impact financial statement presentation with the addition of new statements of comprehensive income or loss.

Regulatory Assets, Liabilities, And Balancing Accounts	12 Months Ended
Dec. 31, 2011
Regulatory Assets, Liabilities, And Balancing Accounts

NOTE 3: REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS

Regulatory Assets

Current Regulatory Assets

At December 31, 2011 and 2010, the Utility had current regulatory assets of $1,090 million and $599 million, respectively, consisting primarily of ERBs, price risk management regulatory assets, the Utility's retained generation regulatory assets, and the electromechanical meters regulatory asset. The regulatory asset for ERBs of $336 million represents the refinancing of the regulatory asset provided for in the Chapter 11 Settlement Agreement. The Utility expects to fully recover this asset by the end of 2012 when the ERBs mature. (See Note 5 below.) The current portion of price risk management regulatory assets of $450 million represents the expected future recovery of unrealized losses related to price risk management derivative instruments over the next year. (See Note 10 below.) The Utility expects to recover these losses, as part of its energy procurement costs, as they are realized over the next year. The current portion of the Utility's retained generation regulatory assets of $62 million represents the amortization of underlying generation facilities expected to be recovered within the next 12 months. (See "Long-Term Regulatory Assets" below.) The current portion of the Utility's regulatory asset that represents the net book value of electromechanical meters of $49 million is expected to be recovered within the next 12 months.

Long-Term Regulatory Assets

Long-term regulatory assets are composed of the following:

	Balance at December 31,
(in millions)	2011	2010
Pension benefits	$2,899	$1,759
Deferred income taxes	1,444	1,250
Utility retained generation	613	666
Environmental compliance costs	520	450
Price risk management	339	424
Electromechanical meters	247	-
Unamortized loss, net of gain, on reacquired debt	163	181
Energy recovery bonds	-	735
Other	281	381

Total long-term regulatory assets	$6,506	$5,846

The regulatory asset for pension benefits represents the cumulative differences between amounts recognized for ratemaking purposes and amounts recognized in accordance with GAAP, which also includes amounts that otherwise would be recorded to accumulated other comprehensive loss in the Consolidated Balance Sheets. (See Note 12 below.)

The regulatory asset for deferred income taxes represents deferred income tax benefits previously passed through to customers. The CPUC requires the Utility to pass through certain tax benefits to customers by reducing rates, thereby ignoring the effect of deferred taxes. Based on current regulatory ratemaking and income tax laws, the Utility expects to recover these regulatory assets over average plant depreciation lives of 1 to 45 years.

In connection with the Chapter 11 Settlement Agreement, the CPUC authorized the Utility to recover $1.2 billion of costs related to the Utility's retained generation assets. The individual components of these regulatory assets are being amortized over the respective lives of the underlying generation facilities, consistent with the period over which the related revenues are recognized. The weighted average remaining life of the assets is 13 years.

The regulatory asset for environmental compliance costs represents the cumulative differences between amounts recognized for ratemaking purposes and amounts recognized in accordance with GAAP. The Utility expects to recover these costs over the next 32 years, as the environmental compliance work is performed. (See Note 15 below.)

The regulatory asset for price risk management represents the expected future recovery of unrealized losses related to price risk management derivative instruments beyond one year. The Utility expects to recover these losses as they are realized over the next 11 years. (See Note 10 below.)

The regulatory asset for electromechanical meters represents the expected future recovery of the net book value of electromechanical meters that have been replaced with SmartMeter™ devices. The Utility expects to recover this regulatory asset over the next five years.

The regulatory asset for unamortized loss, net of gain, on reacquired debt represents the expected future recovery of costs related to debt reacquired or redeemed prior to maturity with associated discount and debt issuance costs. These costs are expected to be recovered over the next 15 years, which is the remaining amortization period of the reacquired debt. The Utility expects to fully recover these costs by 2026.

The regulatory asset related to ERBs is classified as current as of December 31, 2011, as the ERBs will mature December 31, 2012. (See "Current Regulatory Assets" above).

At December 31, 2011 and 2010, "other" primarily consisted of regulatory assets relating to ARO expenses for decommissioning of the Utility's fossil fuel-fired generation facilities that are probable of future recovery through the ratemaking process; costs that the Utility incurred in terminating a 30-year power purchase agreement which are being amortized and collected in rates through September 2014; and costs incurred in relation to the Utility's plan of reorganization under Chapter 11 that became effective in April 2004 and are being amortized and collected in rates through April 2034.

In general, the Utility does not earn a return on regulatory assets if the related costs do not accrue interest. Accordingly, the Utility earns a return only on its retained generation regulatory assets, regulatory assets for electromechanical meters, and regulatory assets for unamortized loss, net of gain, on reacquired debt.

Regulatory Liabilities

Current Regulatory Liabilities

At December 31, 2011 and 2010, the Utility had current regulatory liabilities of $161 million and $81 million, respectively, primarily consisting of amounts that the Utility expects to refund to customers for over-collected electric transmission rates and amounts that the Utility expects to refund to electric transmission customers for their portion of settlements the Utility entered into with various electricity suppliers to resolve certain remaining Chapter 11 disputed claims. (See Note 13 below.) Current regulatory liabilities are included within current liabilities – other in the Consolidated Balance Sheets.

Long-Term Regulatory Liabilities

Long-term regulatory liabilities are composed of the following:

	Balance at December 31,
(in millions)	2011	2010
Cost of removal obligation	$3,460	$3,229

Recoveries in excess of ARO	611	600

Public purpose programs	499	573

Other	163	123

Total long-term regulatory liabilities	$4,733	$4,525

The regulatory liability for the Utility's cost of removal obligations represents differences between asset removal costs recorded and amounts collected in rates for those costs.

The regulatory liability for recoveries in excess of ARO represents differences between ARO expenses and amounts collected in rates for the decommissioning of the Utility's nuclear power facilities. Decommissioning costs recovered in rates are placed in nuclear decommissioning trusts. The regulatory liability for recoveries in excess of ARO also represents the deferral of realized and unrealized gains and losses on those nuclear decommissioning trust assets.

The regulatory liability for public purpose programs represents amounts received from customers designated for public purpose program costs that are expected to be incurred in the future. The public purpose programs regulatory liabilities primarily consist of amounts collected from customers to pay for costs that the Utility expects to incur in the future under energy efficiency programs designed to encourage the manufacture, design, distribution, and customer use of energy efficient appliances and other energy-using products; under the California Solar Initiative program to promote the use of solar energy in residential homes and commercial, industrial, and agricultural properties; and under the Self-Generation Incentive program to promote distributed generation technologies installed on the customer's side of the utility meter.

At December 31, 2011 and 2010, "other" primarily consisted of regulatory liabilities related to the gain associated with the Utility's acquisition of the permits and other assets related to the Gateway Generating Station as part of a settlement that the Utility entered into with Mirant Corporation and price risk management regulatory liabilities representing the expected future refund of unrealized gains related to price risk management derivative instruments with terms in excess of one year. (See Note 10 below.)

Regulatory Balancing Accounts

The Utility's current regulatory balancing accounts represent the amounts expected to be received from or refunded to the Utility's customers through authorized rate adjustments within the next 12 months. Regulatory balancing accounts that the Utility does not expect to collect or refund in the next 12 months are included in other noncurrent assets – regulatory assets and noncurrent liabilities – regulatory liabilities in the Consolidated Balance Sheets.

Current Regulatory Balancing Accounts, net

	Receivable (Payable)
	Balance at December 31,
(in millions)	2011	2010

Utility generation	$241	$303

Distribution revenue adjustment mechanism	223	145

Public purpose programs	97	164

Hazardous substance	57	38

Gas fixed cost	16	56

Energy procurement	(48)	(25)

Energy recovery bonds	(105)	(34)

Other	227	202

Total regulatory balancing accounts, net	$708	$849

The utility generation balancing account is used to record and recover the authorized revenue requirements associated with Utility-owned electric generation, including capital and related non-fuel operating and maintenance expenses. The distribution revenue adjustment mechanism balancing account is used to record and recover the authorized electric distribution revenue requirements and certain other electric distribution-related authorized costs. The Utility's recovery of these revenue requirements is decoupled from the volume of sales; therefore, the Utility recognizes revenue evenly over the year, even though the level of cash collected from customers will fluctuate depending on the volume of electricity sales. During the colder months of winter there is generally an under-collection in these balancing accounts due to a lower volume of electricity sales and lower rates. During the warmer months of summer there is generally an over-collection due to a higher volume of electricity sales and higher rates.

The public purpose programs balancing accounts are primarily used to record and recover the authorized public purpose program revenue requirements and incentive awards earned by the Utility for implementing customer energy efficiency programs. The public purpose programs primarily consist of the energy efficiency programs; low-income energy efficiency programs; research, development, and demonstration programs; and renewable energy programs.

The hazardous substance balancing accounts are used to track recoverable hazardous substance remediation costs through the CPUC-approved ratemaking mechanism that authorizes the Utility to recover 90% of such costs for certain sites. The current balance represents eligible remediation costs incurred by the Utility during 2010 that are expected to be recovered during 2012. (See Note 15 below.)

The gas fixed cost balancing account is used to record and recover CPUC-authorized gas distribution revenue requirements and certain other gas distribution-related costs. Similar to the utility generation and the distribution revenue adjustment mechanism balancing accounts discussed above, the Utility's recovery of these revenue requirements is decoupled from the volume of sales. During the colder months of winter there is generally an over-collection in this balancing account primarily due to higher natural gas sales. During the warmer months of summer there is generally an under-collection primarily due to lower natural gas sales.

The Utility is generally authorized to recover 100% of its prudently incurred electric fuel and energy procurement costs. The Utility tracks energy procurement costs in balancing accounts and files annual forecasts of energy procurement costs that it expects to incur during the following year. The Utility's electric rates are set to recover such expected costs.

The balancing account for ERBs records the benefits and costs associated with bonds that are provided to, or received from, customers. This account ensures that customers receive the benefits of the net amount of energy supplier refunds, claim offsets, and other credits received by the Utility.

At December 31, 2011 and 2010, "other" primarily consisted of balancing accounts that track recovery of the authorized revenue requirements and costs related to the SmartMeterTM advanced metering project. In addition, at December 31, 2011, "other" included balancing accounts that were authorized by the 2011 GRC to track the recovery of meter reading costs.

Pacific Gas And Electric Company [Member]
Regulatory Assets, Liabilities, And Balancing Accounts

NOTE 3: REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS

Regulatory Assets

Current Regulatory Assets

At December 31, 2011 and 2010, the Utility had current regulatory assets of $1,090 million and $599 million, respectively, consisting primarily of ERBs, price risk management regulatory assets, the Utility's retained generation regulatory assets, and the electromechanical meters regulatory asset. The regulatory asset for ERBs of $336 million represents the refinancing of the regulatory asset provided for in the Chapter 11 Settlement Agreement. The Utility expects to fully recover this asset by the end of 2012 when the ERBs mature. (See Note 5 below.) The current portion of price risk management regulatory assets of $450 million represents the expected future recovery of unrealized losses related to price risk management derivative instruments over the next year. (See Note 10 below.) The Utility expects to recover these losses, as part of its energy procurement costs, as they are realized over the next year. The current portion of the Utility's retained generation regulatory assets of $62 million represents the amortization of underlying generation facilities expected to be recovered within the next 12 months. (See "Long-Term Regulatory Assets" below.) The current portion of the Utility's regulatory asset that represents the net book value of electromechanical meters of $49 million is expected to be recovered within the next 12 months.

Long-Term Regulatory Assets

Long-term regulatory assets are composed of the following:

	Balance at December 31,
(in millions)	2011	2010
Pension benefits	$2,899	$1,759
Deferred income taxes	1,444	1,250
Utility retained generation	613	666
Environmental compliance costs	520	450
Price risk management	339	424
Electromechanical meters	247	-
Unamortized loss, net of gain, on reacquired debt	163	181
Energy recovery bonds	-	735
Other	281	381

Total long-term regulatory assets	$6,506	$5,846

The regulatory asset for pension benefits represents the cumulative differences between amounts recognized for ratemaking purposes and amounts recognized in accordance with GAAP, which also includes amounts that otherwise would be recorded to accumulated other comprehensive loss in the Consolidated Balance Sheets. (See Note 12 below.)

The regulatory asset for deferred income taxes represents deferred income tax benefits previously passed through to customers. The CPUC requires the Utility to pass through certain tax benefits to customers by reducing rates, thereby ignoring the effect of deferred taxes. Based on current regulatory ratemaking and income tax laws, the Utility expects to recover these regulatory assets over average plant depreciation lives of 1 to 45 years.

In connection with the Chapter 11 Settlement Agreement, the CPUC authorized the Utility to recover $1.2 billion of costs related to the Utility's retained generation assets. The individual components of these regulatory assets are being amortized over the respective lives of the underlying generation facilities, consistent with the period over which the related revenues are recognized. The weighted average remaining life of the assets is 13 years.

The regulatory asset for environmental compliance costs represents the cumulative differences between amounts recognized for ratemaking purposes and amounts recognized in accordance with GAAP. The Utility expects to recover these costs over the next 32 years, as the environmental compliance work is performed. (See Note 15 below.)

The regulatory asset for price risk management represents the expected future recovery of unrealized losses related to price risk management derivative instruments beyond one year. The Utility expects to recover these losses as they are realized over the next 11 years. (See Note 10 below.)

The regulatory asset for electromechanical meters represents the expected future recovery of the net book value of electromechanical meters that have been replaced with SmartMeter™ devices. The Utility expects to recover this regulatory asset over the next five years.

The regulatory asset for unamortized loss, net of gain, on reacquired debt represents the expected future recovery of costs related to debt reacquired or redeemed prior to maturity with associated discount and debt issuance costs. These costs are expected to be recovered over the next 15 years, which is the remaining amortization period of the reacquired debt. The Utility expects to fully recover these costs by 2026.

The regulatory asset related to ERBs is classified as current as of December 31, 2011, as the ERBs will mature December 31, 2012. (See "Current Regulatory Assets" above).

At December 31, 2011 and 2010, "other" primarily consisted of regulatory assets relating to ARO expenses for decommissioning of the Utility's fossil fuel-fired generation facilities that are probable of future recovery through the ratemaking process; costs that the Utility incurred in terminating a 30-year power purchase agreement which are being amortized and collected in rates through September 2014; and costs incurred in relation to the Utility's plan of reorganization under Chapter 11 that became effective in April 2004 and are being amortized and collected in rates through April 2034.

In general, the Utility does not earn a return on regulatory assets if the related costs do not accrue interest. Accordingly, the Utility earns a return only on its retained generation regulatory assets, regulatory assets for electromechanical meters, and regulatory assets for unamortized loss, net of gain, on reacquired debt.

Regulatory Liabilities

Current Regulatory Liabilities

At December 31, 2011 and 2010, the Utility had current regulatory liabilities of $161 million and $81 million, respectively, primarily consisting of amounts that the Utility expects to refund to customers for over-collected electric transmission rates and amounts that the Utility expects to refund to electric transmission customers for their portion of settlements the Utility entered into with various electricity suppliers to resolve certain remaining Chapter 11 disputed claims. (See Note 13 below.) Current regulatory liabilities are included within current liabilities – other in the Consolidated Balance Sheets.

Long-Term Regulatory Liabilities

Long-term regulatory liabilities are composed of the following:

	Balance at December 31,
(in millions)	2011	2010
Cost of removal obligation	$3,460	$3,229

Recoveries in excess of ARO	611	600

Public purpose programs	499	573

Other	163	123

Total long-term regulatory liabilities	$4,733	$4,525

The regulatory liability for the Utility's cost of removal obligations represents differences between asset removal costs recorded and amounts collected in rates for those costs.

The regulatory liability for recoveries in excess of ARO represents differences between ARO expenses and amounts collected in rates for the decommissioning of the Utility's nuclear power facilities. Decommissioning costs recovered in rates are placed in nuclear decommissioning trusts. The regulatory liability for recoveries in excess of ARO also represents the deferral of realized and unrealized gains and losses on those nuclear decommissioning trust assets.

The regulatory liability for public purpose programs represents amounts received from customers designated for public purpose program costs that are expected to be incurred in the future. The public purpose programs regulatory liabilities primarily consist of amounts collected from customers to pay for costs that the Utility expects to incur in the future under energy efficiency programs designed to encourage the manufacture, design, distribution, and customer use of energy efficient appliances and other energy-using products; under the California Solar Initiative program to promote the use of solar energy in residential homes and commercial, industrial, and agricultural properties; and under the Self-Generation Incentive program to promote distributed generation technologies installed on the customer's side of the utility meter.

At December 31, 2011 and 2010, "other" primarily consisted of regulatory liabilities related to the gain associated with the Utility's acquisition of the permits and other assets related to the Gateway Generating Station as part of a settlement that the Utility entered into with Mirant Corporation and price risk management regulatory liabilities representing the expected future refund of unrealized gains related to price risk management derivative instruments with terms in excess of one year. (See Note 10 below.)

Regulatory Balancing Accounts

The Utility's current regulatory balancing accounts represent the amounts expected to be received from or refunded to the Utility's customers through authorized rate adjustments within the next 12 months. Regulatory balancing accounts that the Utility does not expect to collect or refund in the next 12 months are included in other noncurrent assets – regulatory assets and noncurrent liabilities – regulatory liabilities in the Consolidated Balance Sheets.

Current Regulatory Balancing Accounts, net

	Receivable (Payable)
	Balance at December 31,
(in millions)	2011	2010

Utility generation	$241	$303

Distribution revenue adjustment mechanism	223	145

Public purpose programs	97	164

Hazardous substance	57	38

Gas fixed cost	16	56

Energy procurement	(48)	(25)

Energy recovery bonds	(105)	(34)

Other	227	202

Total regulatory balancing accounts, net	$708	$849

The utility generation balancing account is used to record and recover the authorized revenue requirements associated with Utility-owned electric generation, including capital and related non-fuel operating and maintenance expenses. The distribution revenue adjustment mechanism balancing account is used to record and recover the authorized electric distribution revenue requirements and certain other electric distribution-related authorized costs. The Utility's recovery of these revenue requirements is decoupled from the volume of sales; therefore, the Utility recognizes revenue evenly over the year, even though the level of cash collected from customers will fluctuate depending on the volume of electricity sales. During the colder months of winter there is generally an under-collection in these balancing accounts due to a lower volume of electricity sales and lower rates. During the warmer months of summer there is generally an over-collection due to a higher volume of electricity sales and higher rates.

The public purpose programs balancing accounts are primarily used to record and recover the authorized public purpose program revenue requirements and incentive awards earned by the Utility for implementing customer energy efficiency programs. The public purpose programs primarily consist of the energy efficiency programs; low-income energy efficiency programs; research, development, and demonstration programs; and renewable energy programs.

The hazardous substance balancing accounts are used to track recoverable hazardous substance remediation costs through the CPUC-approved ratemaking mechanism that authorizes the Utility to recover 90% of such costs for certain sites. The current balance represents eligible remediation costs incurred by the Utility during 2010 that are expected to be recovered during 2012. (See Note 15 below.)

The gas fixed cost balancing account is used to record and recover CPUC-authorized gas distribution revenue requirements and certain other gas distribution-related costs. Similar to the utility generation and the distribution revenue adjustment mechanism balancing accounts discussed above, the Utility's recovery of these revenue requirements is decoupled from the volume of sales. During the colder months of winter there is generally an over-collection in this balancing account primarily due to higher natural gas sales. During the warmer months of summer there is generally an under-collection primarily due to lower natural gas sales.

The Utility is generally authorized to recover 100% of its prudently incurred electric fuel and energy procurement costs. The Utility tracks energy procurement costs in balancing accounts and files annual forecasts of energy procurement costs that it expects to incur during the following year. The Utility's electric rates are set to recover such expected costs.

The balancing account for ERBs records the benefits and costs associated with bonds that are provided to, or received from, customers. This account ensures that customers receive the benefits of the net amount of energy supplier refunds, claim offsets, and other credits received by the Utility.

At December 31, 2011 and 2010, "other" primarily consisted of balancing accounts that track recovery of the authorized revenue requirements and costs related to the SmartMeterTM advanced metering project. In addition, at December 31, 2011, "other" included balancing accounts that were authorized by the 2011 GRC to track the recovery of meter reading costs.

Debt	12 Months Ended
Dec. 31, 2011
Debt

NOTE 4: DEBT

Long-Term Debt

The following table summarizes PG&E Corporation's and the Utility's long-term debt:

	December 31,
(in millions)	2011	2010
PG&E Corporation
Senior notes, 5.75%, due 2014	350	350
Unamortized discount	(1)	(1)

Total senior notes	349	349

Total PG&E Corporation long-term debt	349	349

Utility
Senior notes:
4.20% due 2011	-	500
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
3.50% due 2020	800	800
4.25% due 2021	300	-
3.25% due 2021	250	-
6.05% due 2034	3,000	3,000
5.80% due 2037	950	950
6.35% due 2038	400	400
6.25% due 2039	550	550
5.40% due 2040	800	800
4.50% due 2041	250	-
Less: current portion	-	(500)
Unamortized discount, net of premium	(51)	(52)

Total senior notes, net of current portion	10,149	9,348

Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates (1), due 2026 (2)	614	614
Series 1996 A, 5.35%, due 2016 (3)	-	200
Series 2004 A-D, 4.75%, due 2023 (3)	345	345
Series 2009 A-D, variable rates (4), due 2016 and 2026 (5)	309	309
Series 2010 E, 2.25%, due 2026 (6)	50	50
Less: current portion	(50)	(309)

Total pollution control bonds	1,268	1,209

Total Utility long-term debt, net of current portion	11,417	10,557

Total consolidated long-term debt, net of current portion	$11,766	$10,906

(1) At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.03% to 0.05%.

(2) Each series of these bonds is supported by a separate letter of credit that expires on May 31, 2016. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains consent from the issuer to the continuation of the series without a credit facility.

(3) The Utility has obtained credit support from an insurance company for these bonds.

(4) At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.02% to 0.05%.

(5) Each series of these bonds is supported by a separate direct-pay letter of credit that expires on May 31, 2016. Subject to certain requirements, the Utility may choose not to provide a credit facility without issuer consent.

(6) These bonds bear interest at 2.25% per year through April 1, 2012; are subject to mandatory tender on April 2, 2012; and may be remarketed in a fixed or variable rate mode.

Pollution Control Bonds

The California Pollution Control Financing Authority and the California Infrastructure and Economic Development Bank have issued various series of fixed rate and multi-modal tax-exempt pollution control bonds for the benefit of the Utility. All of the pollution control bonds were used to finance or refinance pollution control and sewage and solid waste disposal facilities at the Geysers geothermal power plant or at the Utility's Diablo Canyon nuclear power plant and were issued as "exempt facility bonds" within the meaning of the Internal Revenue Code of 1954 ("Code"), as amended. In 1999, the Utility sold the Geysers geothermal power plant to Geysers Power Company, LLC pursuant to purchase and sale agreements stating that Geysers Power Company, LLC will use the bond-financed facilities solely as pollution control facilities. The Utility has no knowledge that Geysers Power Company, LLC intends to cease using the bond-financed facilities solely as pollution control facilities.

Repayment Schedule

PG&E Corporation's and the Utility's combined aggregate principal repayment amounts of long-term debt at December 31, 2011 are reflected in the table below:

	00000000	00000000	00000000	00000000	00000000	00000000	00000000
(in millions, except interest rates)	2012	2013	2014	2015	2016	Thereafter	Total
PG&E Corporation
Average fixed interest rate	-	-	5.75%	-	-	-	5.75%
Fixed rate obligations	$ -	$ -	$ 350	$ -	$ -	$ -	$ 350
Utility
Average fixed interest rate	2.25%	6.25%	4.80%	-	-	5.70%	5.62%
Fixed rate obligations	$ 50
(1)
		$ 400	$ 1,000	$ -	$ -	$ 9,145	$ 10,595
Variable interest rate as of December 31, 2011	-	-	-	-	0.04%	-	0.04%
Variable rate obligations	$ -	$ -	$ -	$ -	$ 923
(2)
						$ -	$ 923
Less: current portion	(50)	-	-	-	-	-	(50)

Total consolidated long-term debt	$ -	$ 400	$ 1,350	$ -	$ 923	$ 9,145	$ 11,818

(1) These bonds, due in 2026, are subject to mandatory tender on April 2, 2012 and may be remarketed in a fixed or variable rate mode. Accordingly, the bonds have been classified for repayment purposes in 2012.

(2) These bonds, due in 2016 and 2026, are backed by letters of credit that expire on May 31, 2016.

Short-term Borrowings

The following table summarizes PG&E Corporation's and the Utility's outstanding borrowings on its revolving credit facilities and commercial paper program at December 31, 2011:

	000000000000	000000000000		000000000000	000000000000	000000000000		000000000000
(in millions)	Termination Date	Facility Limit		Letters of Credit Outstanding	Borrowings	Commercial Paper		Facility Availability
PG&E Corporation	May 2016	$ 300	(1)	$-	$ -	$ -		$ 300
Utility	May 2016	3,000	(2)	343	-	1,389	(3)	1,268	(3)

Total revolving credit facilities		$ 3,300		$ 343	$ -	$ 1,389		$ 1,568

(1)

Includes a $100 million sublimit for letters of credit and a $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 7 days.

(2)	Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for swingline loans.
(3)	The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facility.

For the year ended December 31, 2011, the average outstanding borrowings on PG&E Corporation's revolving credit facility, the Utility's revolving credit facility, and commercial paper program was $53 million, $2 million, and $818 million, respectively. At December 31, 2011, the average yield on outstanding commercial paper was 0.57%.

Revolving Credit Facilities

On May 31, 2011, PG&E Corporation entered into a $300 million revolving credit facility with a syndicate of lenders. This revolving credit facility replaced the $187 million revolving credit facility that PG&E Corporation entered into on February 26, 2007 (amended April 27, 2009). Also on May 31, 2011, the Utility entered into a $3.0 billion revolving credit facility with a syndicate of lenders. This revolving credit facility replaced the $1.9 billion revolving credit facility that the Utility entered into on February 26, 2007 (amended April 27, 2009), and the $750 million revolving credit facility that the Utility entered into on June 8, 2010. The revolving credit facilities have terms of five years and all amounts are due and payable on the facilities' termination date, May 31, 2016. At PG&E Corporation's and the Utility's request and at the sole discretion of each lender, the facilities may be extended for additional periods. The revolving credit facilities may be used for working capital and other corporate purposes. The Utility's revolving credit facility may also be used for the repayment of commercial paper.

Provided certain conditions are met, PG&E Corporation and the Utility have the right to increase, in one or more requests, given not more frequently than once a year, the aggregate lenders' commitments under the revolving credit facilities by up to $100 million and $500 million, respectively, in the aggregate for all such increases.

Borrowings under the revolving credit facilities (other than swingline loans) bear interest based, at PG&E Corporation's and the Utility's election, on (1) a London Interbank Offered Rate ("LIBOR") plus an applicable margin or (2) the base rate plus an applicable margin. The base rate will equal the higher of the following: the administrative agent's announced base rate, 0.5% above the federal funds rate, or the one-month LIBOR plus an applicable margin. Interest is payable quarterly in arrears, or earlier for loans with shorter interest periods.PG&E Corporation and the Utility also will pay a facility fee on the total commitments of the lenders under the revolving credit facilities. The applicable margins and the facility fees will be based on PG&E Corporation's and the Utility's senior unsecured debt ratings issued by Standard & Poor's Rating Services and Moody's Investor Service. Facility fees are payable quarterly in arrears.

The revolving credit facilities include usual and customary covenants for revolving credit facilities of this type, including covenants limiting liens to those permitted under PG&E Corporation's and the Utility's senior note indentures, mergers, sales of all or substantially all of PG&E Corporation's and the Utility's assets, and other fundamental changes. In addition, the revolving credit facilities require that PG&E Corporation and the Utility maintain a ratio of total consolidated debt to total consolidated capitalization of at most 65% as of the end of each fiscal quarter. The $300 million revolving credit facility agreement also requires that PG&E Corporation own, directly or indirectly, at least 80% of the common stock and at least 70% of the voting capital stock of the Utility. At December 31, 2011, PG&E Corporation and the Utility were in compliance with all covenants under each of the revolving credit facilities.

Commercial Paper Program

The Utility has a $1.75 billion commercial paper program, the borrowings from which are used primarily to cover fluctuations in cash flow requirements. Liquidity support for these borrowings is provided by available capacity under the Utility's revolving credit facilities, as described above. The commercial paper may have maturities up to 365 days and ranks equally with the Utility's other unsubordinated and unsecured indebtedness. Commercial paper notes are sold at an interest rate dictated by the market at the time of issuance.

Other Short-term Borrowings

On November 22, 2011, the Utility issued $250 million principal amount of Floating Rate Senior Notes due November 20, 2012. The interest rate for the Floating Rate Senior Notes is equal to the three-month LIBOR plus 0.45% and will reset quarterly beginning on February 20, 2012. At December 31, 2011, the interest rate on the Floating Rate Senior Notes was 0.94%. For the year ended December 31, 2011, the average interest rate on the Floating Rate Senior Notes was 0.94%.

Pacific Gas And Electric Company [Member]
Debt

NOTE 4: DEBT

Long-Term Debt

The following table summarizes PG&E Corporation's and the Utility's long-term debt:

	December 31,
(in millions)	2011	2010
PG&E Corporation
Senior notes, 5.75%, due 2014	350	350
Unamortized discount	(1)	(1)

Total senior notes	349	349

Total PG&E Corporation long-term debt	349	349

Utility
Senior notes:
4.20% due 2011	-	500
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
3.50% due 2020	800	800
4.25% due 2021	300	-
3.25% due 2021	250	-
6.05% due 2034	3,000	3,000
5.80% due 2037	950	950
6.35% due 2038	400	400
6.25% due 2039	550	550
5.40% due 2040	800	800
4.50% due 2041	250	-
Less: current portion	-	(500)
Unamortized discount, net of premium	(51)	(52)

Total senior notes, net of current portion	10,149	9,348

Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates (1), due 2026 (2)	614	614
Series 1996 A, 5.35%, due 2016 (3)	-	200
Series 2004 A-D, 4.75%, due 2023 (3)	345	345
Series 2009 A-D, variable rates (4), due 2016 and 2026 (5)	309	309
Series 2010 E, 2.25%, due 2026 (6)	50	50
Less: current portion	(50)	(309)

Total pollution control bonds	1,268	1,209

Total Utility long-term debt, net of current portion	11,417	10,557

Total consolidated long-term debt, net of current portion	$11,766	$10,906

(1) At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.03% to 0.05%.

(2) Each series of these bonds is supported by a separate letter of credit that expires on May 31, 2016. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains consent from the issuer to the continuation of the series without a credit facility.

(3) The Utility has obtained credit support from an insurance company for these bonds.

(4) At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.02% to 0.05%.

(5) Each series of these bonds is supported by a separate direct-pay letter of credit that expires on May 31, 2016. Subject to certain requirements, the Utility may choose not to provide a credit facility without issuer consent.

(6) These bonds bear interest at 2.25% per year through April 1, 2012; are subject to mandatory tender on April 2, 2012; and may be remarketed in a fixed or variable rate mode.

Pollution Control Bonds

The California Pollution Control Financing Authority and the California Infrastructure and Economic Development Bank have issued various series of fixed rate and multi-modal tax-exempt pollution control bonds for the benefit of the Utility. All of the pollution control bonds were used to finance or refinance pollution control and sewage and solid waste disposal facilities at the Geysers geothermal power plant or at the Utility's Diablo Canyon nuclear power plant and were issued as "exempt facility bonds" within the meaning of the Internal Revenue Code of 1954 ("Code"), as amended. In 1999, the Utility sold the Geysers geothermal power plant to Geysers Power Company, LLC pursuant to purchase and sale agreements stating that Geysers Power Company, LLC will use the bond-financed facilities solely as pollution control facilities. The Utility has no knowledge that Geysers Power Company, LLC intends to cease using the bond-financed facilities solely as pollution control facilities.

Repayment Schedule

PG&E Corporation's and the Utility's combined aggregate principal repayment amounts of long-term debt at December 31, 2011 are reflected in the table below:

	00000000	00000000	00000000	00000000	00000000	00000000	00000000
(in millions, except interest rates)	2012	2013	2014	2015	2016	Thereafter	Total
PG&E Corporation
Average fixed interest rate	-	-	5.75%	-	-	-	5.75%
Fixed rate obligations	$ -	$ -	$ 350	$ -	$ -	$ -	$ 350
Utility
Average fixed interest rate	2.25%	6.25%	4.80%	-	-	5.70%	5.62%
Fixed rate obligations	$ 50(1)	$ 400	$ 1,000	$ -	$ -	$ 9,145	$ 10,595
Variable interest rate as of December 31, 2011	-	-	-	-	0.04%	-	0.04%
Variable rate obligations	$ -	$ -	$ -	$ -	$ 923(2)	$ -	$ 923
Less: current portion	(50)	-	-	-	-	-	(50)

Total consolidated long-term debt	$ -	$ 400	$ 1,350	$ -	$ 923	$ 9,145	$ 11,818

(1) These bonds, due in 2026, are subject to mandatory tender on April 2, 2012 and may be remarketed in a fixed or variable rate mode. Accordingly, the bonds have been classified for repayment purposes in 2012.

(2) These bonds, due in 2016 and 2026, are backed by letters of credit that expire on May 31, 2016.

Short-term Borrowings

The following table summarizes PG&E Corporation's and the Utility's outstanding borrowings on its revolving credit facilities and commercial paper program at December 31, 2011:

	000000000000	000000000000	000000000000	000000000000	000000000000	000000000000
(in millions)	Termination Date	Facility Limit	Letters of Credit Outstanding	Borrowings	Commercial Paper	Facility Availability
PG&E Corporation	May 2016	$ 300 (1)	$-	$ -	$ -	$ 300
Utility	May 2016	3,000 (2)	343	-	1,389 (3)	1,268 (3)

Total revolving credit facilities		$ 3,300	$ 343	$ -	$ 1,389	$ 1,568

(1)

Includes a $100 million sublimit for letters of credit and a $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 7 days.

(2)	Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for swingline loans.
(3)	The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facility.

For the year ended December 31, 2011, the average outstanding borrowings on PG&E Corporation's revolving credit facility, the Utility's revolving credit facility, and commercial paper program was $53 million, $2 million, and $818 million, respectively. At December 31, 2011, the average yield on outstanding commercial paper was 0.57%.

Revolving Credit Facilities

On May 31, 2011, PG&E Corporation entered into a $300 million revolving credit facility with a syndicate of lenders. This revolving credit facility replaced the $187 million revolving credit facility that PG&E Corporation entered into on February 26, 2007 (amended April 27, 2009). Also on May 31, 2011, the Utility entered into a $3.0 billion revolving credit facility with a syndicate of lenders. This revolving credit facility replaced the $1.9 billion revolving credit facility that the Utility entered into on February 26, 2007 (amended April 27, 2009), and the $750 million revolving credit facility that the Utility entered into on June 8, 2010. The revolving credit facilities have terms of five years and all amounts are due and payable on the facilities' termination date, May 31, 2016. At PG&E Corporation's and the Utility's request and at the sole discretion of each lender, the facilities may be extended for additional periods. The revolving credit facilities may be used for working capital and other corporate purposes. The Utility's revolving credit facility may also be used for the repayment of commercial paper.

Provided certain conditions are met, PG&E Corporation and the Utility have the right to increase, in one or more requests, given not more frequently than once a year, the aggregate lenders' commitments under the revolving credit facilities by up to $100 million and $500 million, respectively, in the aggregate for all such increases.

Borrowings under the revolving credit facilities (other than swingline loans) bear interest based, at PG&E Corporation's and the Utility's election, on (1) a London Interbank Offered Rate ("LIBOR") plus an applicable margin or (2) the base rate plus an applicable margin. The base rate will equal the higher of the following: the administrative agent's announced base rate, 0.5% above the federal funds rate, or the one-month LIBOR plus an applicable margin. Interest is payable quarterly in arrears, or earlier for loans with shorter interest periods. PG&E Corporation and the Utility also will pay a facility fee on the total commitments of the lenders under the revolving credit facilities. The applicable margins and the facility fees will be based on PG&E Corporation's and the Utility's senior unsecured debt ratings issued by Standard & Poor's Rating Services and Moody's Investor Service. Facility fees are payable quarterly in arrears.

The revolving credit facilities include usual and customary covenants for revolving credit facilities of this type, including covenants limiting liens to those permitted under PG&E Corporation's and the Utility's senior note indentures, mergers, sales of all or substantially all of PG&E Corporation's and the Utility's assets, and other fundamental changes. In addition, the revolving credit facilities require that PG&E Corporation and the Utility maintain a ratio of total consolidated debt to total consolidated capitalization of at most 65% as of the end of each fiscal quarter. The $300 million revolving credit facility agreement also requires that PG&E Corporation own, directly or indirectly, at least 80% of the common stock and at least 70% of the voting capital stock of the Utility. At December 31, 2011, PG&E Corporation and the Utility were in compliance with all covenants under each of the revolving credit facilities.

Commercial Paper Program

The Utility has a $1.75 billion commercial paper program, the borrowings from which are used primarily to cover fluctuations in cash flow requirements. Liquidity support for these borrowings is provided by available capacity under the Utility's revolving credit facilities, as described above. The commercial paper may have maturities up to 365 days and ranks equally with the Utility's other unsubordinated and unsecured indebtedness. Commercial paper notes are sold at an interest rate dictated by the market at the time of issuance.

Other Short-term Borrowings

On November 22, 2011, the Utility issued $250 million principal amount of Floating Rate Senior Notes due November 20, 2012. The interest rate for the Floating Rate Senior Notes is equal to the three-month LIBOR plus 0.45% and will reset quarterly beginning on February 20, 2012. At December 31, 2011, the interest rate on the Floating Rate Senior Notes was 0.94%. For the year ended December 31, 2011, the average interest rate on the Floating Rate Senior Notes was 0.94%.

Energy Recovery Bonds	12 Months Ended
Dec. 31, 2011
Energy Recovery Bonds

NOTE 5: ENERGY RECOVERY BONDS

In 2005, PERF issued two separate series of ERBs in the aggregate amount of $2.7 billion to refinance a regulatory asset that the Utility recorded in connection with the Chapter 11 Settlement Agreement. The proceeds of the ERBs were used by PERF to purchase from the Utility the right, known as "recovery property," to be paid a specified amount from a dedicated rate component ("DRC") to be collected from the Utility's electricity customers. DRC charges are authorized by the CPUC under state legislation and will be paid by the Utility's electricity customers until the ERBs are fully retired. Under the terms of a recovery property servicing agreement, DRC charges are collected by the Utility and remitted to PERF for payment of principal, interest, and miscellaneous expenses associated with the bonds.

The first series of ERBs issued on February 10, 2005 included five classes aggregating to a $1.9 billion principal amount, with scheduled maturities ranging from September 25, 2006 to December 25, 2012. Interest rates on the remaining two outstanding classes are 4.37% for the earlier maturing class and 4.47% for the later maturing class. The proceeds of the first series of ERBs were paid by PERF to the Utility and were used by the Utility to refinance the remaining unamortized after-tax balance of the settlement regulatory asset. The second series of ERBs, issued on November 9, 2005, included three classes aggregating to an $844 million principal amount, with scheduled maturities ranging from June 25, 2009 to December 25, 2012. Interest rates on the remaining two classes are 5.03% for the earlier maturing class and 5.12% for the later maturing class. The proceeds of the second series of ERBs were paid by PERF to the Utility to pre-fund the Utility's tax liability that will be due as the Utility collects the DRC charges from customers.

The total amount of ERB principal outstanding was $423 million at December 31, 2011 and $827 million at December 31, 2010. The remaining ERBs, which bear an average fixed interest rate of 4.66%, mature in 2012.

While PERF is a wholly owned consolidated subsidiary of the Utility, it is legally separate from the Utility. The assets (including the recovery property) of PERF are not available to creditors of the Utility or PG&E Corporation, and the recovery property is not legally an asset of the Utility or PG&E Corporation.

Pacific Gas And Electric Company [Member]
Energy Recovery Bonds

NOTE 5: ENERGY RECOVERY BONDS

In 2005, PERF issued two separate series of ERBs in the aggregate amount of $2.7 billion to refinance a regulatory asset that the Utility recorded in connection with the Chapter 11 Settlement Agreement. The proceeds of the ERBs were used by PERF to purchase from the Utility the right, known as "recovery property," to be paid a specified amount from a dedicated rate component ("DRC") to be collected from the Utility's electricity customers. DRC charges are authorized by the CPUC under state legislation and will be paid by the Utility's electricity customers until the ERBs are fully retired. Under the terms of a recovery property servicing agreement, DRC charges are collected by the Utility and remitted to PERF for payment of principal, interest, and miscellaneous expenses associated with the bonds.

The first series of ERBs issued on February 10, 2005 included five classes aggregating to a $1.9 billion principal amount, with scheduled maturities ranging from September 25, 2006 to December 25, 2012. Interest rates on the remaining two outstanding classes are 4.37% for the earlier maturing class and 4.47% for the later maturing class. The proceeds of the first series of ERBs were paid by PERF to the Utility and were used by the Utility to refinance the remaining unamortized after-tax balance of the settlement regulatory asset. The second series of ERBs, issued on November 9, 2005, included three classes aggregating to an $844 million principal amount, with scheduled maturities ranging from June 25, 2009 to December 25, 2012. Interest rates on the remaining two classes are 5.03% for the earlier maturing class and 5.12% for the later maturing class. The proceeds of the second series of ERBs were paid by PERF to the Utility to pre-fund the Utility's tax liability that will be due as the Utility collects the DRC charges from customers.

The total amount of ERB principal outstanding was $423 million at December 31, 2011 and $827 million at December 31, 2010. The remaining ERBs, which bear an average fixed interest rate of 4.66%, mature in 2012.

While PERF is a wholly owned consolidated subsidiary of the Utility, it is legally separate from the Utility. The assets (including the recovery property) of PERF are not available to creditors of the Utility or PG&E Corporation, and the recovery property is not legally an asset of the Utility or PG&E Corporation.

Common Stock And Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Common Stock And Share-Based Compensation

NOTE 6: COMMON STOCK AND SHARE-BASED COMPENSATION

PG&E Corporation

PG&E Corporation had 412,257,082 shares of common stock outstanding at December 31, 2011. During the year ended December 31, 2011, PG&E Corporation issued 7,222,803 shares of common stock under its 401(k) plan, its Dividend Reinvestment and Stock Purchase Plan, and upon the exercise of employee stock options.

On May 9, 2011, PG&E Corporation entered into an Equity Distribution Agreement providing for the sale of PG&E Corporation common stock having an aggregate gross sales price of $288 million. On November 28, 2011, PG&E Corporation entered into a new Equity Distribution Agreement providing for the sale of PG&E Corporation common stock having an aggregate gross offering price of up to $400 million. Sales of the shares are made by means of ordinary brokers' transactions on the New York Stock Exchange, or in such other transactions as agreed upon by PG&E Corporation and the sales agents and in conformance with applicable securities laws.

For the year ended December 31, 2011, PG&E Corporation sold 9,574,457 shares of common stock under the May and November Equity Distribution Agreements for cash proceeds of $384 million, net of fees and commissions paid of $4 million. As of December 31, 2011, PG&E Corporation had the ability to issue an additional $300 million of common stock under the November Equity Distribution Agreement.

Utility

As of December 31, 2011, PG&E Corporation held all of the Utility's outstanding common stock.

Dividends

The Board of Directors of PG&E Corporation and the Utility declare dividends quarterly. Under the Utility's Articles of Incorporation, the Utility cannot pay common stock dividends unless all cumulative preferred dividends on the Utility's preferred stock have been paid. On February 16, June 15, September 21, and December 21, 2011, the Board of Directors of PG&E Corporation declared a quarterly dividend of $0.455 per share.PG&E Corporation and the Utility each have revolving credit facilities that require the respective company to maintain a ratio of consolidated total debt to consolidated capitalization of at most 65%. Based on the calculation of this ratio for PG&E Corporation, no amount of PG&E Corporation's reinvested earnings were restricted at December 31, 2011. Based on the calculation of this ratio for the Utility, $2.3 billion of the Utility's reinvested earnings were restricted at December 31, 2011. In addition, the CPUC requires the Utility to maintain a capital structure composed of at least 52% equity on average. At December 31, 2011, the Utility was required to maintain reinvested earnings of $6.7 billion as equity to meet this requirement.

In addition, to comply with the revolving credit facility's 65% ratio requirement and the CPUC's requirement to maintain a 52% equity component, $7.2 billion and $11.7 billion of the Utility's net assets, respectively, were restricted at December 31, 2011 and could not be transferred to PG&E Corporation in the form of cash dividends. As a holding company, PG&E Corporation depends on cash distributions from the Utility to meet its debt service and other financial obligations and to pay dividends on its common stock.

Long-Term Incentive Plan

The PG&E Corporation 2006 Long-Term Incentive Plan ("2006 LTIP") permits the award of various forms of incentive awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock units ("RSU"), performance shares, deferred compensation awards, and other share-based awards, to eligible employees of PG&E Corporation and its subsidiaries. Non-employee directors of PG&E Corporation are also eligible to receive restricted stock and either stock options or RSUs under the formula grant provisions of the 2006 LTIP. A maximum of 12 million shares of PG&E Corporation common stock (subject to adjustment for changes in capital structure, stock dividends, or other similar events) has been reserved for issuance under the 2006 LTIP, of which 5,715,712 shares were available for award at December 31, 2011.

The following table provides a summary of total compensation expense for PG&E Corporation for share-based incentive awards for 2011, 2010, and 2009:

	000000000	000000000	000000000
(in millions)	2011	2010	2009
Restricted stock units	$ 22	$ 9	$ 11
Restricted stock	1	14	9
Performance shares:
Liability awards	(13)	22	37
Equity awards	16	11	-

Total compensation expense (pre-tax)	$ 26	$ 56	$ 57

Total compensation expense (after-tax)	$ 16	$ 33	$ 34

There were no significant share-based compensation costs capitalized during 2011, 2010, and 2009. There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Restricted Stock Units

In 2009, PG&E Corporation began awarding primarily RSUs instead of restricted stock. Each RSU represents one hypothetical share of PG&E Corporation common stock. Awards generally vest in 20% increments on the first business day of March in year one, two, and three, with the remaining 40% vesting on the first business day of March in year four. Vested RSUs are settled in shares of PG&E Corporation common stock. Additionally, upon settlement, RSU recipients receive payment for the amount of dividend equivalents associated with the vested RSUs that have accrued since the date of grant. RSU expense is recognized ratably over the requisite service period based on the fair values determined, except for the expense attributable to awards granted to retirement-eligible participants, which is recognized on the date of grant.

The weighted average grant-date fair value per RSUs granted during 2011, 2010, and 2009 was $45.10, $42.97, and $35.53, respectively. The total fair value of RSUs that vested during 2011, 2010, and 2009 was $11 million, $5 million, and less than $1 million, respectively. The tax benefit from RSU that vested during 2011, 2010, and 2009 was not material. As of December 31, 2011, $31 million of total unrecognized compensation costs related to nonvested RSUs was expected to be recognized over the remaining weighted average period of 2.42 years.

The following table summarizes RSU activity for 2011:

	Number of Restricted Stock Units	Weighted Average Grant- Date Fair Value
Nonvested at January 1	1,154,396	$ 39.74
Granted	841,122	$ 45.10
Vested	(280,937)	$ 39.72
Forfeited	(88,533)	$ 42.60

Nonvested at December 31	1,626,048	$ 42.57

Restricted Stock

Prior to 2011, PG&E Corporation had awarded shares of restricted common stock to eligible employees. The terms of the restricted stock award agreements provide that the shares will vest over a five year period. Although the recipients of restricted common stock possess voting rights, they may not sell or transfer their shares until the shares vest.

For restricted common stock awarded prior to 2009, the terms of the agreements provide that 60% of the shares vest over a period of three years at the rate of 20% per year. If PG&E Corporation's annual total shareholder return ("TSR") is in the top quartile of its comparator group, as measured for the three immediately preceding calendar years, the restrictions on the remaining 40% of the shares will lapse in the third year. If PG&E Corporation's TSR is not in the top quartile for that period, then the restrictions on the remaining 40% of the shares will lapse in the fifth year. Compensation expense related to the portion of the restricted stock award that is subject to conditions based on TSR is recognized over the shorter of the requisite service period and three years. Dividends declared on restricted stock are paid to recipients only when the restricted stock vests.

The weighted average grant-date fair value per-share of restricted common stock granted during 2010 and 2009 was $42.97 and $35.53, respectively. PG&E Corporation did not award restricted common stock in 2011. The total fair value of restricted common stock that vested during 2011, 2010, and 2009 was $12 million, $8 million, and $24 million, respectively. The tax benefit from restricted common stock that vested during 2011, 2010, and 2009 was not material. As of December 31, 2011, there was less than $1 million of total unrecognized compensation cost related to restricted common stock.

The following table summarizes restricted common stock activity for 2011:

	Number of Shares of Restricted Stock	Weighted Average Grant- Date Fair Value
Nonvested at January 1	475,880	$ 40.87
Granted	-
Vested	(312,539)	$ 38.08
Forfeited	(3,585)	$ 46.04

Nonvested at December 31	159,756	$ 46.49

Performance Shares

In 2011, PG&E Corporation granted 774,125 contingent performance shares to eligible employees under the 2006 LTIP. Unlike performance shares awarded prior to 2010 (see below), which are settled in cash, 2011 and 2010 grants will be settled in PG&E Corporation common stock and are classified as share-based equity awards. The vesting of the performance shares granted in 2011 and 2010 is dependent upon three years of continuous service. Additionally the amount of common stock that recipients are entitled to receive, if any, will be determined based on PG&E Corporation's TSR relative to the performance of a specified group of peer companies for the applicable three-year performance period. Total compensation expense for these shares is based on the grant-date fair value, which is determined using a Monte Carlo simulation valuation model. Performance share expense is recognized ratably over the requisite service period based on the fair values determined, except for the expense attributable to awards granted to retirement-eligible participants, which is recognized on the date of grant. Dividend equivalents on equity-classified awards, if any, will be paid in cash upon the vesting date based on the amount of common stock awarded.

The weighted average grant-date fair value for performance shares granted during 2011 and 2010 was $33.91, and $35.60, respectively. There was no tax benefit associated with performance shares during 2011, 2010, and 2009, as awards that settle in cash have no tax impact, and awards that settle in shares do not generate a tax benefit until vested. As of December 31, 2011, $17 million of total unrecognized compensation costs related to nonvested performance shares are expected to be recognized over the remaining weighted average period of 1.24 years.

The following table summarizes performance shares classified as equity awards activity for 2011:

	Number of Performance Shares	Weighted Average Grant- Date Fair Value
Nonvested at January 1	609,970	$ 35.60
Granted	774,125	$ 33.91
Vested	-
Forfeited	(58,689)	$ 34.95

Nonvested at December 31	1,325,406	$ 34.64

Prior to 2010, PG&E Corporation awarded performance shares to eligible employees under the 2006 LTIP that vest at the end of a three-year period and are settled in cash. Upon vesting, the amount of cash that recipients are entitled to receive, if any, is determined by multiplying the number of vested performance shares by the average closing price of PG&E Corporation common stock for the last 30 calendar days in the three-year performance period. This result is then adjusted based on PG&E Corporation's TSR relative to the performance of a specified group of peer companies for the applicable three-year performance period. These outstanding performance shares are classified as a liability because the performance shares can only be settled in cash. During each reporting period compensation expense recognized for these performance shares will fluctuate based on PG&E Corporation's common stock price and its TSR relative to its comparator group. As of December 31, 2011, no amount was accrued as the performance share liability for PG&E Corporation. As of December 31, 2010, $68 million was accrued as the performance share liability for PG&E Corporation.

The following table summarizes performance shares classified as liability awards activity for 2011:

	Number of Performance Shares	Weighted Average Fair Value
Nonvested at January 1	1,137,490	$ 60.37
Granted	-
Vested	(516,411)	$ 95.47
Forfeited	(22,716)	$ 11.34

Nonvested at December 31	598,363	$ 0.00

For performance shares classified as liability awards, the total intrinsic value of amounts settled during 2011, 2010, and 2009 was $55 million, $17 million, and $21 million, respectively.

Pacific Gas And Electric Company [Member]
Common Stock And Share-Based Compensation

NOTE 6: COMMON STOCK AND SHARE-BASED COMPENSATION

PG&E Corporation

PG&E Corporation had 412,257,082 shares of common stock outstanding at December 31, 2011. During the year ended December 31, 2011, PG&E Corporation issued 7,222,803 shares of common stock under its 401(k) plan, its Dividend Reinvestment and Stock Purchase Plan, and upon the exercise of employee stock options.

On May 9, 2011, PG&E Corporation entered into an Equity Distribution Agreement providing for the sale of PG&E Corporation common stock having an aggregate gross sales price of $288 million. On November 28, 2011, PG&E Corporation entered into a new Equity Distribution Agreement providing for the sale of PG&E Corporation common stock having an aggregate gross offering price of up to $400 million. Sales of the shares are made by means of ordinary brokers' transactions on the New York Stock Exchange, or in such other transactions as agreed upon by PG&E Corporation and the sales agents and in conformance with applicable securities laws.

For the year ended December 31, 2011, PG&E Corporation sold 9,574,457 shares of common stock under the May and November Equity Distribution Agreements for cash proceeds of $384 million, net of fees and commissions paid of $4 million. As of December 31, 2011, PG&E Corporation had the ability to issue an additional $300 million of common stock under the November Equity Distribution Agreement.

Utility

As of December 31, 2011, PG&E Corporation held all of the Utility's outstanding common stock.

Dividends

The Board of Directors of PG&E Corporation and the Utility declare dividends quarterly. Under the Utility's Articles of Incorporation, the Utility cannot pay common stock dividends unless all cumulative preferred dividends on the Utility's preferred stock have been paid. On February 16, June 15, September 21, and December 21, 2011, the Board of Directors of PG&E Corporation declared a quarterly dividend of $0.455 per share.

PG&E Corporation and the Utility each have revolving credit facilities that require the respective company to maintain a ratio of consolidated total debt to consolidated capitalization of at most 65%. Based on the calculation of this ratio for PG&E Corporation, no amount of PG&E Corporation's reinvested earnings were restricted at December 31, 2011. Based on the calculation of this ratio for the Utility, $2.3 billion of the Utility's reinvested earnings were restricted at December 31, 2011. In addition, the CPUC requires the Utility to maintain a capital structure composed of at least 52% equity on average. At December 31, 2011, the Utility was required to maintain reinvested earnings of $6.7 billion as equity to meet this requirement.

In addition, to comply with the revolving credit facility's 65% ratio requirement and the CPUC's requirement to maintain a 52% equity component, $7.2 billion and $11.7 billion of the Utility's net assets, respectively, were restricted at December 31, 2011 and could not be transferred to PG&E Corporation in the form of cash dividends. As a holding company, PG&E Corporation depends on cash distributions from the Utility to meet its debt service and other financial obligations and to pay dividends on its common stock.

Long-Term Incentive Plan

The PG&E Corporation 2006 Long-Term Incentive Plan ("2006 LTIP") permits the award of various forms of incentive awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock units ("RSU"), performance shares, deferred compensation awards, and other share-based awards, to eligible employees of PG&E Corporation and its subsidiaries. Non-employee directors of PG&E Corporation are also eligible to receive restricted stock and either stock options or RSUs under the formula grant provisions of the 2006 LTIP. A maximum of 12 million shares of PG&E Corporation common stock (subject to adjustment for changes in capital structure, stock dividends, or other similar events) has been reserved for issuance under the 2006 LTIP, of which 5,715,712 shares were available for award at December 31, 2011.

The following table provides a summary of total compensation expense for PG&E Corporation for share-based incentive awards for 2011, 2010, and 2009:

	000000000	000000000	000000000
(in millions)	2011	2010	2009
Restricted stock units	$ 22	$ 9	$ 11
Restricted stock	1	14	9
Performance shares:
Liability awards	(13)	22	37
Equity awards	16	11	-

Total compensation expense (pre-tax)	$ 26	$ 56	$ 57

Total compensation expense (after-tax)	$ 16	$ 33	$ 34

There were no significant share-based compensation costs capitalized during 2011, 2010, and 2009. There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Restricted Stock Units

In 2009, PG&E Corporation began awarding primarily RSUs instead of restricted stock. Each RSU represents one hypothetical share of PG&E Corporation common stock. Awards generally vest in 20% increments on the first business day of March in year one, two, and three, with the remaining 40% vesting on the first business day of March in year four. Vested RSUs are settled in shares of PG&E Corporation common stock. Additionally, upon settlement, RSU recipients receive payment for the amount of dividend equivalents associated with the vested RSUs that have accrued since the date of grant. RSU expense is recognized ratably over the requisite service period based on the fair values determined, except for the expense attributable to awards granted to retirement-eligible participants, which is recognized on the date of grant.

The weighted average grant-date fair value per RSUs granted during 2011, 2010, and 2009 was $45.10, $42.97, and $35.53, respectively. The total fair value of RSUs that vested during 2011, 2010, and 2009 was $11 million, $5 million, and less than $1 million, respectively. The tax benefit from RSU that vested during 2011, 2010, and 2009 was not material. As of December 31, 2011, $31 million of total unrecognized compensation costs related to nonvested RSUs was expected to be recognized over the remaining weighted average period of 2.42 years.

The following table summarizes RSU activity for 2011:

	Number of Restricted Stock Units	Weighted Average Grant- Date Fair Value
Nonvested at January 1	1,154,396	$ 39.74
Granted	841,122	$ 45.10
Vested	(280,937)	$ 39.72
Forfeited	(88,533)	$ 42.60

Nonvested at December 31	1,626,048	$ 42.57

Restricted Stock

Prior to 2011, PG&E Corporation had awarded shares of restricted common stock to eligible employees. The terms of the restricted stock award agreements provide that the shares will vest over a five year period. Although the recipients of restricted common stock possess voting rights, they may not sell or transfer their shares until the shares vest.

For restricted common stock awarded prior to 2009, the terms of the agreements provide that 60% of the shares vest over a period of three years at the rate of 20% per year. If PG&E Corporation's annual total shareholder return ("TSR") is in the top quartile of its comparator group, as measured for the three immediately preceding calendar years, the restrictions on the remaining 40% of the shares will lapse in the third year. If PG&E Corporation's TSR is not in the top quartile for that period, then the restrictions on the remaining 40% of the shares will lapse in the fifth year. Compensation expense related to the portion of the restricted stock award that is subject to conditions based on TSR is recognized over the shorter of the requisite service period and three years. Dividends declared on restricted stock are paid to recipients only when the restricted stock vests.

The weighted average grant-date fair value per-share of restricted common stock granted during 2010 and 2009 was $42.97 and $35.53, respectively. PG&E Corporation did not award restricted common stock in 2011. The total fair value of restricted common stock that vested during 2011, 2010, and 2009 was $12 million, $8 million, and $24 million, respectively. The tax benefit from restricted common stock that vested during 2011, 2010, and 2009 was not material. As of December 31, 2011, there was less than $1 million of total unrecognized compensation cost related to restricted common stock.

The following table summarizes restricted common stock activity for 2011:

	Number of Shares of Restricted Stock	Weighted Average Grant- Date Fair Value
Nonvested at January 1	475,880	$ 40.87
Granted	-
Vested	(312,539)	$ 38.08
Forfeited	(3,585)	$ 46.04

Nonvested at December 31	159,756	$ 46.49

Performance Shares

In 2011, PG&E Corporation granted 774,125 contingent performance shares to eligible employees under the 2006 LTIP. Unlike performance shares awarded prior to 2010 (see below), which are settled in cash, 2011 and 2010 grants will be settled in PG&E Corporation common stock and are classified as share-based equity awards. The vesting of the performance shares granted in 2011 and 2010 is dependent upon three years of continuous service. Additionally the amount of common stock that recipients are entitled to receive, if any, will be determined based on PG&E Corporation's TSR relative to the performance of a specified group of peer companies for the applicable three-year performance period. Total compensation expense for these shares is based on the grant-date fair value, which is determined using a Monte Carlo simulation valuation model. Performance share expense is recognized ratably over the requisite service period based on the fair values determined, except for the expense attributable to awards granted to retirement-eligible participants, which is recognized on the date of grant. Dividend equivalents on equity-classified awards, if any, will be paid in cash upon the vesting date based on the amount of common stock awarded.

The weighted average grant-date fair value for performance shares granted during 2011 and 2010 was $33.91, and $35.60, respectively. There was no tax benefit associated with performance shares during 2011, 2010, and 2009, as awards that settle in cash have no tax impact, and awards that settle in shares do not generate a tax benefit until vested. As of December 31, 2011, $17 million of total unrecognized compensation costs related to nonvested performance shares are expected to be recognized over the remaining weighted average period of 1.24 years.

The following table summarizes performance shares classified as equity awards activity for 2011:

	Number of Performance Shares	Weighted Average Grant- Date Fair Value
Nonvested at January 1	609,970	$ 35.60
Granted	774,125	$ 33.91
Vested	-
Forfeited	(58,689)	$ 34.95

Nonvested at December 31	1,325,406	$ 34.64

Prior to 2010, PG&E Corporation awarded performance shares to eligible employees under the 2006 LTIP that vest at the end of a three-year period and are settled in cash. Upon vesting, the amount of cash that recipients are entitled to receive, if any, is determined by multiplying the number of vested performance shares by the average closing price of PG&E Corporation common stock for the last 30 calendar days in the three-year performance period. This result is then adjusted based on PG&E Corporation's TSR relative to the performance of a specified group of peer companies for the applicable three-year performance period. These outstanding performance shares are classified as a liability because the performance shares can only be settled in cash. During each reporting period compensation expense recognized for these performance shares will fluctuate based on PG&E Corporation's common stock price and its TSR relative to its comparator group. As of December 31, 2011, no amount was accrued as the performance share liability for PG&E Corporation. As of December 31, 2010, $68 million was accrued as the performance share liability for PG&E Corporation.

The following table summarizes performance shares classified as liability awards activity for 2011:

	Number of Performance Shares	Weighted Average Fair Value
Nonvested at January 1	1,137,490	$ 60.37
Granted	-
Vested	(516,411)	$ 95.47
Forfeited	(22,716)	$ 11.34

Nonvested at December 31	598,363	$ 0.00

For performance shares classified as liability awards, the total intrinsic value of amounts settled during 2011, 2010, and 2009 was $55 million, $17 million, and $21 million, respectively.

Preferred Stock	12 Months Ended
Dec. 31, 2011
Preferred Stock

NOTE 7: PREFERRED STOCK

PG&E Corporation

PG&E Corporation has authorized 80 million shares of no par value preferred stock and 5 million shares of $100 par value preferred stock, which may be issued as redeemable or nonredeemable preferred stock. PG&E Corporation does not have any preferred stock outstanding.

Utility

The Utility has authorized 75 million shares of $25 par value preferred stock and 10 million shares of $100 par value preferred stock. The Utility specifies that 5,784,825 shares of the $25 par value preferred stock authorized are designated as nonredeemable preferred stock without mandatory redemption provisions. All remaining shares of preferred stock may be issued as redeemable or nonredeemable preferred stock.

The following table summarizes the Utility's outstanding preferred stock, none of which had mandatory redemption provisions at December 31, 2011 and 2010:

(in millions, except share amounts, redemption price, and par value)	Shares Outstanding	Redemption Price	Balance
Nonredeemable $25 par value preferred stock
5.00% Series	400,000	N/A	$ 10
5.50% Series	1,173,163	N/A	30
6.00% Series	4,211,662	N/A	105

Total nonredeemable preferred stock	5,784,825		$ 145

Redeemable $25 par value preferred stock
4.36% Series	418,291	$ 25.75	$ 11
4.50% Series	611,142	26.00	15
4.80% Series	793,031	27.25	20
5.00% Series	1,778,172	26.75	44
5.00% Series A	934,322	26.75	23

Total redeemable preferred stock	4,534,958		$ 113

Preferred stock			$ 258

At December 31, 2011, annual dividends on the Utility's nonredeemable preferred stock ranged from $1.25 to $1.50 per share. The Utility's redeemable preferred stock is subject to redemption at the Utility's option, in whole or in part, if the Utility pays the specified redemption price plus accumulated and unpaid dividends through the redemption date. At December 31, 2011, annual dividends on redeemable preferred stock ranged from $1.09 to $1.25 per share.

Dividends on all Utility preferred stock are cumulative. All shares of preferred stock have voting rights and an equal preference in dividend and liquidation rights. Upon liquidation or dissolution of the Utility, holders of preferred stock would be entitled to the par value of such shares plus all accumulated and unpaid dividends, as specified for the class and series. During each of 2011, 2010, and 2009, the Utility paid $14 million of dividends on preferred stock.

Pacific Gas And Electric Company [Member]
Preferred Stock

NOTE 7: PREFERRED STOCK

PG&E Corporation

PG&E Corporation has authorized 80 million shares of no par value preferred stock and 5 million shares of $100 par value preferred stock, which may be issued as redeemable or nonredeemable preferred stock. PG&E Corporation does not have any preferred stock outstanding.

Utility

The Utility has authorized 75 million shares of $25 par value preferred stock and 10 million shares of $100 par value preferred stock. The Utility specifies that 5,784,825 shares of the $25 par value preferred stock authorized are designated as nonredeemable preferred stock without mandatory redemption provisions. All remaining shares of preferred stock may be issued as redeemable or nonredeemable preferred stock.

The following table summarizes the Utility's outstanding preferred stock, none of which had mandatory redemption provisions at December 31, 2011 and 2010:

(in millions, except share amounts, redemption price, and par value)	Shares Outstanding	Redemption Price	Balance
Nonredeemable $25 par value preferred stock
5.00% Series	400,000	N/A	$ 10
5.50% Series	1,173,163	N/A	30
6.00% Series	4,211,662	N/A	105

Total nonredeemable preferred stock	5,784,825		$ 145

Redeemable $25 par value preferred stock
4.36% Series	418,291	$ 25.75	$ 11
4.50% Series	611,142	26.00	15
4.80% Series	793,031	27.25	20
5.00% Series	1,778,172	26.75	44
5.00% Series A	934,322	26.75	23

Total redeemable preferred stock	4,534,958		$ 113

Preferred stock			$ 258

At December 31, 2011, annual dividends on the Utility's nonredeemable preferred stock ranged from $1.25 to $1.50 per share. The Utility's redeemable preferred stock is subject to redemption at the Utility's option, in whole or in part, if the Utility pays the specified redemption price plus accumulated and unpaid dividends through the redemption date. At December 31, 2011, annual dividends on redeemable preferred stock ranged from $1.09 to $1.25 per share.

Dividends on all Utility preferred stock are cumulative. All shares of preferred stock have voting rights and an equal preference in dividend and liquidation rights. Upon liquidation or dissolution of the Utility, holders of preferred stock would be entitled to the par value of such shares plus all accumulated and unpaid dividends, as specified for the class and series. During each of 2011, 2010, and 2009, the Utility paid $14 million of dividends on preferred stock.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share

NOTE 8: EARNINGS PER SHARE

PG&E Corporation's basic earnings per common share ("EPS") was calculated by dividing the income available for common shareholders by the weighted average number of common shares outstanding. For 2010 and 2009, PG&E Corporation calculated EPS using the "two-class" method because PG&E Corporation's convertible subordinated notes that were outstanding prior to June 29, 2010 were considered to be participating securities. In applying the two-class method, undistributed earnings were allocated to both common shares and participating securities. Since all of PG&E Corporation's convertible subordinated notes have been converted into common stock, there were no participating securities outstanding as of December 31, 2011 and 2010.

The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average common shares outstanding for calculating basic EPS:

	Year Ended December 31,
(in millions, except per share amounts)	2011	2010	2009
Basic
Income available for common shareholders	$ 844	$ 1,099	$ 1,220
Less: distributed earnings to common shareholders	-	706	621

Undistributed earnings	844	393	599

Allocation of undistributed earnings to common shareholders
Distributed earnings to common shareholders	$ -	$ 706	$ 621
Undistributed earnings allocated to common shareholders	-	385	573

Total common shareholders earnings	$ -	$ 1,091	$ 1,194

Weighted average common shares outstanding, basic	401	382	368
Convertible subordinated notes	-	8	17

Weighted average common shares outstanding and participating securities	401	390	385

Net earnings per common share, basic
Distributed earnings, basic (1)	$ -	$ 1.85	$ 1.69
Undistributed earnings	-	1.01	1.56

Total	$ 2.10	$ 2.86	$ 3.25

(1) Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

In calculating diluted EPS during the periods in which PG&E Corporation's convertible subordinated notes were outstanding, PG&E Corporation applied the "if-converted" method to reflect the dilutive effect of the convertible subordinated notes to the extent that the impact was dilutive when compared to basic EPS. In addition, PG&E Corporation applied the treasury stock method of reflecting the dilutive effect of outstanding share-based compensation in the calculation of diluted EPS.

The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average common shares outstanding for calculating diluted EPS:

	Year Ended December 31,
(in millions, except per share amounts)	2011	2010	2009
Diluted
Income available for common shareholders	$ 844	$ 1,099	$ 1,220
Add earnings impact of assumed conversion of participating securities:
Interest expense on convertible subordinated notes, net of tax	-	8	15
Unrealized loss on embedded derivative, net of tax	-	-	2

Income available for common shareholders and assumed conversion	$ 844	$ 1,107	$ 1,237

Weighted average common shares outstanding, basic	401	382	368
Add incremental shares from assumed conversions:
Convertible subordinated notes	-	8	17
Employee share-based compensation	1	2	1

Weighted average common shares outstanding, diluted	402	392	386

Total earnings per common share, diluted	$ 2.10	$ 2.82	$ 3.20

For each of the periods presented above, the calculation of outstanding common shares on a diluted basis excluded an insignificant amount of options and securities that were antidilutive.

Pacific Gas And Electric Company [Member]
Earnings Per Share

NOTE 8: EARNINGS PER SHARE

PG&E Corporation's basic earnings per common share ("EPS") was calculated by dividing the income available for common shareholders by the weighted average number of common shares outstanding. For 2010 and 2009, PG&E Corporation calculated EPS using the "two-class" method because PG&E Corporation's convertible subordinated notes that were outstanding prior to June 29, 2010 were considered to be participating securities. In applying the two-class method, undistributed earnings were allocated to both common shares and participating securities. Since all of PG&E Corporation's convertible subordinated notes have been converted into common stock, there were no participating securities outstanding as of December 31, 2011 and 2010.

The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average common shares outstanding for calculating basic EPS:

	Year Ended December 31,
(in millions, except per share amounts)	2011	2010	2009
Basic
Income available for common shareholders	$ 844	$ 1,099	$ 1,220
Less: distributed earnings to common shareholders	-	706	621

Undistributed earnings	844	393	599

Allocation of undistributed earnings to common shareholders
Distributed earnings to common shareholders	$ -	$ 706	$ 621
Undistributed earnings allocated to common shareholders	-	385	573

Total common shareholders earnings	$ -	$ 1,091	$ 1,194

Weighted average common shares outstanding, basic	401	382	368
Convertible subordinated notes	-	8	17

Weighted average common shares outstanding and participating securities	401	390	385

Net earnings per common share, basic
Distributed earnings, basic (1)	$ -	$ 1.85	$ 1.69
Undistributed earnings	-	1.01	1.56

Total	$ 2.10	$ 2.86	$ 3.25

(1) Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

In calculating diluted EPS during the periods in which PG&E Corporation's convertible subordinated notes were outstanding, PG&E Corporation applied the "if-converted" method to reflect the dilutive effect of the convertible subordinated notes to the extent that the impact was dilutive when compared to basic EPS. In addition, PG&E Corporation applied the treasury stock method of reflecting the dilutive effect of outstanding share-based compensation in the calculation of diluted EPS.

The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average common shares outstanding for calculating diluted EPS:

	Year Ended December 31,
(in millions, except per share amounts)	2011	2010	2009
Diluted
Income available for common shareholders	$ 844	$ 1,099	$ 1,220
Add earnings impact of assumed conversion of participating securities:
Interest expense on convertible subordinated notes, net of tax	-	8	15
Unrealized loss on embedded derivative, net of tax	-	-	2

Income available for common shareholders and assumed conversion	$ 844	$ 1,107	$ 1,237

Weighted average common shares outstanding, basic	401	382	368
Add incremental shares from assumed conversions:
Convertible subordinated notes	-	8	17
Employee share-based compensation	1	2	1

Weighted average common shares outstanding, diluted	402	392	386

Total earnings per common share, diluted	$ 2.10	$ 2.82	$ 3.20

For each of the periods presented above, the calculation of outstanding common shares on a diluted basis excluded an insignificant amount of options and securities that were antidilutive.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

NOTE 9: INCOME TAXES

The significant components of income tax provision (benefit) were as follows:

	PG&E Corporation			Utility
	Year Ended December 31,
	2011	2010	2009	2011	2010	2009
(in millions)
Current:
Federal	$ (77)	$ (12)	$ (747)	$ (83)	$ (54)	$ (696)
State	152	130	(41)	161	134	(45)
Deferred:
Federal	504	525	1,161	534	589	1,139
State	(135)	(91)	92	(128)	(90)	89
Tax credits	(4)	(5)	(5)	(4)	(5)	(5)

Income tax provision	$ 440	$ 547	$ 460	$ 480	$ 574	$ 482

The following describes net deferred income tax liabilities:

	PG&E Corporation		Utility
	Year Ended December 31,
	2011	2010	2011	2010
(in millions)
Deferred income tax assets:
Customer advances for construction	$ 108	$ -	$ 108	$ -
Reserve for damages	243	222	243	222
Environmental reserve	157	242	157	242
Compensation	310	345	258	305
Net operating loss carry forward	728	327	567	270
Other	217	207	180	178

Total deferred income tax assets	$ 1,763	$ 1,343	$ 1,513	$ 1,217

Deferred income tax liabilities:
Regulatory balancing accounts	$ 878	$ 1,116	$ 878	$ 1,116
Property related basis differences	6,309	5,236	6,301	5,234
Income tax regulatory asset	588	509	588	509
Other	192	142	105	135

Total deferred income tax liabilities	$ 7,967	$ 7,003	$ 7,872	$ 6,994

Total net deferred income tax liabilities	$ 6,204	$ 5,660	$ 6,359	$ 5,777

Classification of net deferred income tax liabilities:
Included in current liabilities	$ 196	$ 113	$ 199	$ 118
Included in noncurrent liabilities	6,008	5,547	6,160	5,659

Total net deferred income tax liabilities	$ 6,204	$ 5,660	$ 6,359	$ 5,777

The differences between income taxes and amounts calculated by applying the federal statutory rate to income before income tax expense were as follows:

	PG&E Corporation			Utility
	Year Ended December 31,
	2011	2010	2009	2011	2010	2009

Federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (decrease) in income tax rate resulting from:
State income tax (net of federal benefit)	1.1	0.7	1.6	1.6	1.0	1.4
Effect of regulatory treatment of fixed asset differences	(4.4)	(3.1)	(2.7)	(4.2)	(3.0)	(2.6)
Tax credits	(0.5)	(0.4)	(0.5)	(0.5)	(0.4)	(0.5)
IRS audit settlements	-	0.1	(4.5)	-	(0.2)	(4.2)
Benefit of loss carryback	(1.9)	-	-	(2.1)	-	-
Non deductible penalties	6.5	0.2	-	6.3	0.2	-
Other, net	(1.5)	0.7	(1.5)	0.1	1.3	(1.3)

Effective tax rate	34.3%	33.2%	27.4%	36.2%	33.9%	27.8%

Unrecognized tax benefits

The following table reconciles the changes in unrecognized tax benefits:

	PG&E Corporation			Utility
	2011	2010	2009	2011	2010	2009
(in millions)
Balance at beginning of year	$ 714	$ 673	$ 75	$ 712	$ 652	$ 37
Additions for tax position taken during a prior year	2	27	4	2	27	4
Reductions for tax position taken during a prior year	(198)	(20)	(3)	(196)	-	-
Additions for tax position taken during the current year	3	89	624	-	87	623
Settlements	(15)	(55)	(27)	(15)	(54)	(12)

Balance at end of year	$ 506	$ 714	$ 673	$ 503	$ 712	$ 652

The component of unrecognized tax benefits that, if recognized, would affect the effective tax rate at December 31, 2011 for PG&E Corporation and the Utility is $32 million and $29 million, respectively, with the remaining balance representing the probable deferral of taxes to later years.

PG&E Corporation and the Utility recognize accrued interest and penalties related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Income. Interest expense net of penalties recognized in income tax expense by PG&E Corporation and the Utility in 2011 was $3 million and $2 million, respectively. Interest income net of penalties recognized in income tax expense by PG&E Corporation in 2010 and 2009 was $3 million and $19 million, respectively. Interest income net of penalties recognized in income tax expense by the Utility in 2010 and 2009 was $3 million and $14 million, respectively.

As of December 31, 2011, PG&E Corporation and the Utility had accrued interest income of $3 million and $4 million, respectively. As of December 31, 2010, PG&E Corporation and the Utility had accrued interest income of $8 million.

The IRS is continuing to work with the utility industry to provide consistent repairs deduction guidance for natural gas transmission, natural gas distribution, and electric generation businesses. PG&E Corporation and the Utility expect the IRS to release this guidance in 2012.

PG&E Corporation and the Utility are unable to determine whether the unrecognized tax benefits related to the items discussed above will change significantly within the next 12 months.

Tax settlements and years that remain subject to examination

In 2008, PG&E Corporation began participating in the Compliance Assurance Process ("CAP"), a real-time IRS audit intended to expedite resolution of tax matters. The CAP audit culminates with a letter from the IRS indicating its acceptance of the return. The IRS partially accepted the 2008 return, withholding two matters for further review. In December 2010, the IRS accepted the 2009 tax return without change. In September 2011, the IRS partially accepted the 2010 return, withholding two matters for further review. The IRS has not completed the CAP audit for 2011.

The most significant of the matters withheld for further review relates to a tax accounting method change filed by PG&E Corporation to accelerate the amount of deductible repairs. The IRS and PG&E Corporation agreed to wait for industry resolution of the method change before conducting an audit. In August 2011, the IRS issued new guidance regarding the repairs deduction for electric transmission and distribution businesses for years ending on or after December 31, 2010. The guidance was not applicable to tax years prior to 2010. In the fourth quarter 2011, the IRS agreed to allow PG&E Corporation to file claims for 2008-2010 for the repairs method change. As a result, PG&E Corporation made a cumulative adjustment for the repairs deduction for all of the applicable years, which resulted in a decrease of $174 million to the unrecognized tax benefit in 2011.

In December 2011, the California Franchise Tax Board completed its audits of PG&E Corporation's 2004 and 2005 combined California income tax returns, as well as the 1997-2007 amended income tax returns reflecting IRS settlements for these years. In addition, the California statute of limitation for the 1997-2004 tax years expired on December 31, 2011. PG&E Corporation recorded a tax benefit of $9 million as a result of the resolution of these audits.

PG&E Corporation believes that the final resolution of open federal and California audits will not have a material impact on its financial condition or results of operations.

Loss carry forwards

As of December 31, 2011 and 2010, PG&E Corporation had approximately $17 million and $24 million, respectively, of federal and California capital loss carry forwards based on filed tax returns, of which approximately $16 million will expire if not used by December 31, 2012. For all periods presented, PG&E Corporation has provided a full valuation allowance against its deferred income tax assets for capital loss carry forwards.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "Tax Relief Act") federal legislation that was signed into law on December 17, 2010, provides for full expensing for tax purposes of qualified property, plant, and equipment placed in service from September 9, 2010 to December 31, 2011. The Tax Relief Act increased PG&E Corporation's federal net operating loss carry forwards. As of December 31, 2011, PG&E Corporation had approximately $1.8 billion of federal net operating loss carry forwards and $10 million of tax credit carry forwards, which will expire between 2029 and 2031. In addition, PG&E Corporation had approximately $82 million of loss carry forwards related to charitable contributions, which will expire between 2013 and 2016. PG&E Corporation believes it is more likely than not the tax benefits associated with the federal operating loss, charitable contributions, and tax credit can be realized within the carry forward periods, therefore no valuation allowance was recognized as of December 31, 2011. The amount of federal net operating loss carry forwards for which a tax benefit from employee stock plans would be recorded in additional paid-in capital was approximately $16 million as of December 31, 2011.

Pacific Gas And Electric Company [Member]
Income Taxes

NOTE 9: INCOME TAXES

The significant components of income tax provision (benefit) were as follows:

	PG&E Corporation			Utility
	Year Ended December 31,
	2011	2010	2009	2011	2010	2009
(in millions)
Current:
Federal	$ (77)	$ (12)	$ (747)	$ (83)	$ (54)	$ (696)
State	152	130	(41)	161	134	(45)
Deferred:
Federal	504	525	1,161	534	589	1,139
State	(135)	(91)	92	(128)	(90)	89
Tax credits	(4)	(5)	(5)	(4)	(5)	(5)

Income tax provision	$ 440	$ 547	$ 460	$ 480	$ 574	$ 482

The following describes net deferred income tax liabilities:

	PG&E Corporation		Utility
	Year Ended December 31,
	2011	2010	2011	2010
(in millions)
Deferred income tax assets:
Customer advances for construction	$ 108	$ -	$ 108	$ -
Reserve for damages	243	222	243	222
Environmental reserve	157	242	157	242
Compensation	310	345	258	305
Net operating loss carry forward	728	327	567	270
Other	217	207	180	178

Total deferred income tax assets	$ 1,763	$ 1,343	$ 1,513	$ 1,217

Deferred income tax liabilities:
Regulatory balancing accounts	$ 878	$ 1,116	$ 878	$ 1,116
Property related basis differences	6,309	5,236	6,301	5,234
Income tax regulatory asset	588	509	588	509
Other	192	142	105	135

Total deferred income tax liabilities	$ 7,967	$ 7,003	$ 7,872	$ 6,994

Total net deferred income tax liabilities	$ 6,204	$ 5,660	$ 6,359	$ 5,777

Classification of net deferred income tax liabilities:
Included in current liabilities	$ 196	$ 113	$ 199	$ 118
Included in noncurrent liabilities	6,008	5,547	6,160	5,659

Total net deferred income tax liabilities	$ 6,204	$ 5,660	$ 6,359	$ 5,777

The differences between income taxes and amounts calculated by applying the federal statutory rate to income before income tax expense were as follows:

	PG&E Corporation			Utility
	Year Ended December 31,
	2011	2010	2009	2011	2010	2009

Federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (decrease) in income tax rate resulting from:
State income tax (net of federal benefit)	1.1	0.7	1.6	1.6	1.0	1.4
Effect of regulatory treatment of fixed asset differences	(4.4)	(3.1)	(2.7)	(4.2)	(3.0)	(2.6)
Tax credits	(0.5)	(0.4)	(0.5)	(0.5)	(0.4)	(0.5)
IRS audit settlements	-	0.1	(4.5)	-	(0.2)	(4.2)
Benefit of loss carryback	(1.9)	-	-	(2.1)	-	-
Non deductible penalties	6.5	0.2	-	6.3	0.2	-
Other, net	(1.5)	0.7	(1.5)	0.1	1.3	(1.3)

Effective tax rate	34.3%	33.2%	27.4%	36.2%	33.9%	27.8%

Unrecognized tax benefits

The following table reconciles the changes in unrecognized tax benefits:

	PG&E Corporation			Utility
	2011	2010	2009	2011	2010	2009
(in millions)
Balance at beginning of year	$ 714	$ 673	$ 75	$ 712	$ 652	$ 37
Additions for tax position taken during a prior year	2	27	4	2	27	4
Reductions for tax position taken during a prior year	(198)	(20)	(3)	(196)	-	-
Additions for tax position taken during the current year	3	89	624	-	87	623
Settlements	(15)	(55)	(27)	(15)	(54)	(12)

Balance at end of year	$ 506	$ 714	$ 673	$ 503	$ 712	$ 652

The component of unrecognized tax benefits that, if recognized, would affect the effective tax rate at December 31, 2011 for PG&E Corporation and the Utility is $32 million and $29 million, respectively, with the remaining balance representing the probable deferral of taxes to later years.

PG&E Corporation and the Utility recognize accrued interest and penalties related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Income. Interest expense net of penalties recognized in income tax expense by PG&E Corporation and the Utility in 2011 was $3 million and $2 million, respectively. Interest income net of penalties recognized in income tax expense by PG&E Corporation in 2010 and 2009 was $3 million and $19 million, respectively. Interest income net of penalties recognized in income tax expense by the Utility in 2010 and 2009 was $3 million and $14 million, respectively.

As of December 31, 2011, PG&E Corporation and the Utility had accrued interest income of $3 million and $4 million, respectively. As of December 31, 2010, PG&E Corporation and the Utility had accrued interest income of $8 million.

The IRS is continuing to work with the utility industry to provide consistent repairs deduction guidance for natural gas transmission, natural gas distribution, and electric generation businesses. PG&E Corporation and the Utility expect the IRS to release this guidance in 2012.

PG&E Corporation and the Utility are unable to determine whether the unrecognized tax benefits related to the items discussed above will change significantly within the next 12 months.

Tax settlements and years that remain subject to examination

In 2008, PG&E Corporation began participating in the Compliance Assurance Process ("CAP"), a real-time IRS audit intended to expedite resolution of tax matters. The CAP audit culminates with a letter from the IRS indicating its acceptance of the return. The IRS partially accepted the 2008 return, withholding two matters for further review. In December 2010, the IRS accepted the 2009 tax return without change. In September 2011, the IRS partially accepted the 2010 return, withholding two matters for further review. The IRS has not completed the CAP audit for 2011.

The most significant of the matters withheld for further review relates to a tax accounting method change filed by PG&E Corporation to accelerate the amount of deductible repairs. The IRS and PG&E Corporation agreed to wait for industry resolution of the method change before conducting an audit. In August 2011, the IRS issued new guidance regarding the repairs deduction for electric transmission and distribution businesses for years ending on or after December 31, 2010. The guidance was not applicable to tax years prior to 2010. In the fourth quarter 2011, the IRS agreed to allow PG&E Corporation to file claims for 2008-2010 for the repairs method change. As a result, PG&E Corporation made a cumulative adjustment for the repairs deduction for all of the applicable years, which resulted in a decrease of $174 million to the unrecognized tax benefit in 2011.

In December 2011, the California Franchise Tax Board completed its audits of PG&E Corporation's 2004 and 2005 combined California income tax returns, as well as the 1997-2007 amended income tax returns reflecting IRS settlements for these years. In addition, the California statute of limitation for the 1997-2004 tax years expired on December 31, 2011. PG&E Corporation recorded a tax benefit of $9 million as a result of the resolution of these audits.

PG&E Corporation believes that the final resolution of open federal and California audits will not have a material impact on its financial condition or results of operations.

Loss carry forwards

As of December 31, 2011 and 2010, PG&E Corporation had approximately $17 million and $24 million, respectively, of federal and California capital loss carry forwards based on filed tax returns, of which approximately $16 million will expire if not used by December 31, 2012. For all periods presented, PG&E Corporation has provided a full valuation allowance against its deferred income tax assets for capital loss carry forwards.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "Tax Relief Act") federal legislation that was signed into law on December 17, 2010, provides for full expensing for tax purposes of qualified property, plant, and equipment placed in service from September 9, 2010 to December 31, 2011. The Tax Relief Act increased PG&E Corporation's federal net operating loss carry forwards. As of December 31, 2011, PG&E Corporation had approximately $1.8 billion of federal net operating loss carry forwards and $10 million of tax credit carry forwards, which will expire between 2029 and 2031. In addition, PG&E Corporation had approximately $82 million of loss carry forwards related to charitable contributions, which will expire between 2013 and 2016. PG&E Corporation believes it is more likely than not the tax benefits associated with the federal operating loss, charitable contributions, and tax credit can be realized within the carry forward periods, therefore no valuation allowance was recognized as of December 31, 2011. The amount of federal net operating loss carry forwards for which a tax benefit from employee stock plans would be recorded in additional paid-in capital was approximately $16 million as of December 31, 2011.

Derivatives And Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivatives And Hedging Activities

NOTE 10: DERIVATIVES AND HEDGING ACTIVITIES

Use of Derivative Instruments

The Utility and PG&E Corporation, mainly through its ownership of the Utility, face market risk primarily related to electricity and natural gas commodity prices. All of the Utility's risk management activities involving derivatives reduce the volatility of commodity costs on behalf of its customers. The CPUC allows the Utility to charge customer rates designed to recover the Utility's reasonable costs of providing services, including the costs related to price risk management activities.

The Utility uses both derivative and non-derivative contracts in managing its customers' exposure to commodity-related price risk, including:

•	forward contracts that commit the Utility to purchase a commodity in the future;

•	swap agreements that require payments to or from counterparties based upon the difference between two prices for a predetermined contractual quantity; and

•	option contracts that provide the Utility with the right to buy a commodity at a predetermined price.

These instruments are not held for speculative purposes and are subject to certain regulatory requirements.

Commodity-related price risk management activities that meet the definition of derivatives are recorded at fair value on the Consolidated Balance Sheets. As long as the current ratemaking mechanisms discussed above remain in place and the Utility's risk management activities are carried out in accordance with CPUC directives, the Utility expects to fully recover, in rates, all costs related to commodity derivative instruments. Therefore, all unrealized gains and losses associated with the change in fair value of these derivative instruments are deferred and recorded within the Utility's regulatory assets and liabilities on the Consolidated Balance Sheets. (See Note 3 above.) Net realized gains or losses on commodity derivative instruments are recorded in the cost of electricity or the cost of natural gas with corresponding increases or decreases to regulatory balancing accounts for recovery from customers.

The Utility elects the normal purchase and sale exception for qualifying commodity derivative instruments. Derivative instruments that require physical delivery in quantities that are expected to be used by the Utility over a reasonable period in the normal course of business, and do not contain pricing provisions unrelated to the commodity delivered are eligible for the normal purchase and sale exception. The fair value of instruments that are eligible for the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets.

Electricity Procurement

The Utility enters into third-party power purchase agreements for electricity to meet customer needs. The Utility's third-party power purchase agreements are generally accounted for as leases, but certain third-party power purchase agreements are considered derivative instruments. The Utility elects the normal purchase and sale exception for eligible derivative instruments.

A portion of the Utility's third-party power purchase agreements contain market-based pricing terms. In order to reduce volatility in customer rates, the Utility enters into financial swap contracts to effectively fix the price of future purchases and reduce cash flow variability associated with fluctuating electricity prices. These financial swaps are considered derivative instruments.

Electric Transmission Congestion Revenue Rights

The California electric transmission grid, controlled by the California Independent System Operator ("CAISO"), is subject to transmission constraints when there is insufficient transmission capacity to supply the market resulting in transmission congestion. The CAISO imposes congestion charges on market participants to manage transmission congestion. To allocate the congestion revenues among the market participants the CAISO has created congestion revenue rights ("CRRs") to allow market participants to hedge the financial risk of CAISO-imposed congestion charges in the day-ahead market. The CAISO releases CRRs through an annual and monthly process, each of which includes an allocation phase (in which load-serving entities such as the Utility are allocated CRRs at no cost based on the customer demand or "load" they serve) and an auction phase (in which CRRs are priced at market and available to all market participants). The Utility participates in the allocation and auction phases of the annual and monthly CRR processes. The CRRs held by the Utility are considered derivative instruments.

Natural Gas Procurement (Electric Fuels Portfolio)

The Utility's electric procurement portfolio is exposed to natural gas price risk primarily through physical natural gas commodity purchases to fuel Utility-owned natural gas generating facilities and tolling agreements, and electricity procurement contracts indexed to natural gas prices. To reduce the volatility in customer rates, the Utility purchases financial instruments such as swaps and options to reduce future cash flow variability from fluctuating natural gas prices. These financial instruments are considered derivative instruments.

Natural Gas Procurement (Core Gas Supply Portfolio)

The Utility enters into physical natural gas commodity contracts to fulfill the needs of its residential and smaller commercial customers known as "core" customers. (The Utility does not procure natural gas for industrial and large commercial, or "non-core," customers.) Changes in temperature cause natural gas demand to vary daily, monthly, and seasonally. Consequently, varying volumes of natural gas may be purchased or sold in the multi-month, monthly, and to a lesser extent, daily spot market to balance such seasonal supply and demand. The Utility purchases financial instruments such as swaps and options as part of its core winter hedging program in order to manage customer exposure to high natural gas prices during peak winter months. These financial instruments are considered derivative instruments.

Volume of Derivative Activity

At December 31, 2011, the volumes of PG&E Corporation's and the Utility's outstanding derivative contracts were as follows:

		Contract Volume (1)
Underlying Product	Instruments	Less Than 1 Year	Greater Than 1 Year but Less Than 3 Years	Greater Than 3 Years but Less Than 5 Years	Greater Than 5 Years (2)
Natural Gas (3) (MMBtus (4))	Forwards and Swaps	500,375,394	212,088,902	6,080,000	-
	Options	257,766,990	336,543,013	-	-
Electricity (Megawatt-hours)	Forwards and Swaps	4,718,568	5,206,512	2,142,024	3,754,872
	Options	1,248,000	132,048	264,348	264,096
	Congestion Revenue Rights	84,247,502	72,882,246	72,949,250	61,673,535

(1) Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each time period.

(2) Derivatives in this category expire between 2017 and 2022.

(3) Amounts shown are for the combined positions of the electric fuels and core gas portfolios.

(4) Million British Thermal Units.

Presentation of Derivative Instruments in the Financial Statements

In PG&E Corporation's and the Utility's Consolidated Balance Sheets, derivative instruments are presented on a net basis by counterparty where the right of offset exists under a master netting agreement. The net balances include outstanding cash collateral associated with derivative positions.

At December 31, 2011, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

	Gross Derivative Balance	Netting	Cash Collateral	Total Derivative Balances
(in millions)	Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$54	$(39)	$103	$118
Other noncurrent assets – other	113	(59)	-	54
Current liabilities – other	(489)	39	274	(176)
Noncurrent liabilities – other	(398)	59	101	(238)

Total commodity risk	$(720)	$-	$478	$(242)

At December 31, 2010, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

	Gross Derivative Balance	Netting	Cash Collateral	Total Derivative Balances
(in millions)	Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$56	$(45)	$79	$90
Other noncurrent assets – other	77	(62)	96	111
Current liabilities – other	(388)	45	119	(224)
Noncurrent liabilities – other	(486)	62	130	(294)

Total commodity risk	$(741)	$-	$424	$(317)

Gains and losses recorded on PG&E Corporation's and the Utility's derivative instruments were as follows:

	Commodity Risk (PG&E Corporation and Utility)
	For the year ended December 31,
(in millions)	2011	2010	2009

Unrealized (loss) gain—regulatory assets and liabilities (1)	$21	$(260)	15

Realized loss—cost of electricity (2)	(558)	(573)	(701)

Realized loss—cost of natural gas (2)	(106)	(79)	(54)

Total commodity risk instruments	$(643)	$(912)	(740)

(1) Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities, rather than recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.

(2) These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

Cash inflows and outflows associated with the settlement of all derivative instruments are included in operating cash flows on PG&E Corporation's and the Utility's Consolidated Statements of Cash Flows.

The majority of the Utility's commodity risk-related derivative instruments contain collateral posting provisions tied to the Utility's credit rating from each of the major credit rating agencies. As of December 31, 2011, the Utility's credit rating was investment grade. If the Utility's credit rating were to fall below investment grade, the Utility would be required to immediately post additional cash to fully collateralize its net liability derivative positions. At December 31, 2011, the additional cash collateral that the Utility would be required to post if its credit risk-related contingency features were triggered was as follows:

(in millions)
Derivatives in a liability position with credit risk-related contingencies that are not fully collateralized	$(611)
Related derivatives in an asset position	86
Collateral posting in the normal course of business related to these derivatives	250

Net position of derivative contracts/additional collateral posting requirements (1)	$(275)

(1)	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

Pacific Gas And Electric Company [Member]
Derivatives And Hedging Activities

NOTE 10: DERIVATIVES AND HEDGING ACTIVITIES

Use of Derivative Instruments

The Utility and PG&E Corporation, mainly through its ownership of the Utility, face market risk primarily related to electricity and natural gas commodity prices. All of the Utility's risk management activities involving derivatives reduce the volatility of commodity costs on behalf of its customers. The CPUC allows the Utility to charge customer rates designed to recover the Utility's reasonable costs of providing services, including the costs related to price risk management activities.

The Utility uses both derivative and non-derivative contracts in managing its customers' exposure to commodity-related price risk, including:

•	forward contracts that commit the Utility to purchase a commodity in the future;

•	swap agreements that require payments to or from counterparties based upon the difference between two prices for a predetermined contractual quantity; and

•	option contracts that provide the Utility with the right to buy a commodity at a predetermined price.

These instruments are not held for speculative purposes and are subject to certain regulatory requirements.

Commodity-related price risk management activities that meet the definition of derivatives are recorded at fair value on the Consolidated Balance Sheets. As long as the current ratemaking mechanisms discussed above remain in place and the Utility's risk management activities are carried out in accordance with CPUC directives, the Utility expects to fully recover, in rates, all costs related to commodity derivative instruments. Therefore, all unrealized gains and losses associated with the change in fair value of these derivative instruments are deferred and recorded within the Utility's regulatory assets and liabilities on the Consolidated Balance Sheets. (See Note 3 above.) Net realized gains or losses on commodity derivative instruments are recorded in the cost of electricity or the cost of natural gas with corresponding increases or decreases to regulatory balancing accounts for recovery from customers.

The Utility elects the normal purchase and sale exception for qualifying commodity derivative instruments. Derivative instruments that require physical delivery in quantities that are expected to be used by the Utility over a reasonable period in the normal course of business, and do not contain pricing provisions unrelated to the commodity delivered are eligible for the normal purchase and sale exception. The fair value of instruments that are eligible for the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets.

Electricity Procurement

The Utility enters into third-party power purchase agreements for electricity to meet customer needs. The Utility's third-party power purchase agreements are generally accounted for as leases, but certain third-party power purchase agreements are considered derivative instruments. The Utility elects the normal purchase and sale exception for eligible derivative instruments.

A portion of the Utility's third-party power purchase agreements contain market-based pricing terms. In order to reduce volatility in customer rates, the Utility enters into financial swap contracts to effectively fix the price of future purchases and reduce cash flow variability associated with fluctuating electricity prices. These financial swaps are considered derivative instruments.

Electric Transmission Congestion Revenue Rights

The California electric transmission grid, controlled by the California Independent System Operator ("CAISO"), is subject to transmission constraints when there is insufficient transmission capacity to supply the market resulting in transmission congestion. The CAISO imposes congestion charges on market participants to manage transmission congestion. To allocate the congestion revenues among the market participants the CAISO has created congestion revenue rights ("CRRs") to allow market participants to hedge the financial risk of CAISO-imposed congestion charges in the day-ahead market. The CAISO releases CRRs through an annual and monthly process, each of which includes an allocation phase (in which load-serving entities such as the Utility are allocated CRRs at no cost based on the customer demand or "load" they serve) and an auction phase (in which CRRs are priced at market and available to all market participants). The Utility participates in the allocation and auction phases of the annual and monthly CRR processes. The CRRs held by the Utility are considered derivative instruments.

Natural Gas Procurement (Electric Fuels Portfolio)

The Utility's electric procurement portfolio is exposed to natural gas price risk primarily through physical natural gas commodity purchases to fuel Utility-owned natural gas generating facilities and tolling agreements, and electricity procurement contracts indexed to natural gas prices. To reduce the volatility in customer rates, the Utility purchases financial instruments such as swaps and options to reduce future cash flow variability from fluctuating natural gas prices. These financial instruments are considered derivative instruments.

Natural Gas Procurement (Core Gas Supply Portfolio)

The Utility enters into physical natural gas commodity contracts to fulfill the needs of its residential and smaller commercial customers known as "core" customers. (The Utility does not procure natural gas for industrial and large commercial, or "non-core," customers.) Changes in temperature cause natural gas demand to vary daily, monthly, and seasonally. Consequently, varying volumes of natural gas may be purchased or sold in the multi-month, monthly, and to a lesser extent, daily spot market to balance such seasonal supply and demand. The Utility purchases financial instruments such as swaps and options as part of its core winter hedging program in order to manage customer exposure to high natural gas prices during peak winter months. These financial instruments are considered derivative instruments.

Volume of Derivative Activity

At December 31, 2011, the volumes of PG&E Corporation's and the Utility's outstanding derivative contracts were as follows:

		Contract Volume (1)
Underlying Product	Instruments	Less Than 1 Year	Greater Than 1 Year but Less Than 3 Years	Greater Than 3 Years but Less Than 5 Years	Greater Than 5 Years (2)
Natural Gas (3) (MMBtus (4))	Forwards and Swaps	500,375,394	212,088,902	6,080,000	-
	Options	257,766,990	336,543,013	-	-
Electricity (Megawatt-hours)	Forwards and Swaps	4,718,568	5,206,512	2,142,024	3,754,872
	Options	1,248,000	132,048	264,348	264,096
	Congestion Revenue Rights	84,247,502	72,882,246	72,949,250	61,673,535

(1) Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each time period.

(2) Derivatives in this category expire between 2017 and 2022.

(3) Amounts shown are for the combined positions of the electric fuels and core gas portfolios.

(4) Million British Thermal Units.

Presentation of Derivative Instruments in the Financial Statements

In PG&E Corporation's and the Utility's Consolidated Balance Sheets, derivative instruments are presented on a net basis by counterparty where the right of offset exists under a master netting agreement. The net balances include outstanding cash collateral associated with derivative positions.

At December 31, 2011, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

	Gross Derivative Balance	Netting	Cash Collateral	Total Derivative Balances
(in millions)	Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$54	$(39)	$103	$118
Other noncurrent assets – other	113	(59)	-	54
Current liabilities – other	(489)	39	274	(176)
Noncurrent liabilities – other	(398)	59	101	(238)

Total commodity risk	$(720)	$-	$478	$(242)

At December 31, 2010, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

	Gross Derivative Balance	Netting	Cash Collateral	Total Derivative Balances
(in millions)	Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$56	$(45)	$79	$90
Other noncurrent assets – other	77	(62)	96	111
Current liabilities – other	(388)	45	119	(224)
Noncurrent liabilities – other	(486)	62	130	(294)

Total commodity risk	$(741)	$-	$424	$(317)

Gains and losses recorded on PG&E Corporation's and the Utility's derivative instruments were as follows:

	Commodity Risk (PG&E Corporation and Utility)
	For the year ended December 31,
(in millions)	2011	2010	2009

Unrealized (loss) gain—regulatory assets and liabilities (1)	$21	$(260)	15

Realized loss—cost of electricity (2)	(558)	(573)	(701)

Realized loss—cost of natural gas (2)	(106)	(79)	(54)

Total commodity risk instruments	$(643)	$(912)	(740)

(1) Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities, rather than recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.

(2) These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

Cash inflows and outflows associated with the settlement of all derivative instruments are included in operating cash flows on PG&E Corporation's and the Utility's Consolidated Statements of Cash Flows.

The majority of the Utility's commodity risk-related derivative instruments contain collateral posting provisions tied to the Utility's credit rating from each of the major credit rating agencies. As of December 31, 2011, the Utility's credit rating was investment grade. If the Utility's credit rating were to fall below investment grade, the Utility would be required to immediately post additional cash to fully collateralize its net liability derivative positions. At December 31, 2011, the additional cash collateral that the Utility would be required to post if its credit risk-related contingency features were triggered was as follows:

(in millions)
Derivatives in a liability position with credit risk-related contingencies that are not fully collateralized	$(611)
Related derivatives in an asset position	86
Collateral posting in the normal course of business related to these derivatives	250

Net position of derivative contracts/additional collateral posting requirements (1)	$(275)

(1)	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements

NOTE 11: FAIR VALUE MEASUREMENTS

PG&E Corporation and the Utility measure their cash equivalents, trust assets, and price risk management instruments at fair value. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activities.

The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Assets and liabilities measured at fair value on a recurring basis for PG&E Corporation and the Utility are summarized below (money market investments and assets held in rabbi trusts are held by PG&E Corporation and not the Utility). The 2010 presentation has been changed to reflect gross assets and liabilities by level to conform to the current period presentation. Additionally, the Company corrected $125 million that was netted and classified inappropriately between Level 3 price risk management instrument assets and liabilities and other immaterial price risk management instrument changes.

	Fair Value Measurements
	At December 31,
	2011					2010
(in millions)	Level 1	Level 2	Level 3	Netting (1)	Total	Level 1	Level 2	Level 3	Netting (1)	Total
Assets:
Money market investments	$206	$-	$-	$-	$206	$138	$-	$-	$-	$138

Nuclear decommissioning trusts
U.S. equity securities	841	8	-	-	849	1,029	7	-	-	1,036
Non-U.S. equity securities	323	-	-	-	323	349	-	-	-	349
U.S. government and agency securities	744	156	-	-	900	584	40	-	-	624
Municipal securities	-	58	-	-	58	-	119	-	-	119
Other fixed-income securities	-	99	-	-	99	-	66	-	-	66

Total nuclear decommissioning trusts (2)	1,908	321	-	-	2,229	1,962	232	-	-	2,194

Price risk management instruments (Note 10)
Electric	-	92	69	8	169	6	2	119	63	190
Gas	-	6	-	(3)	3	-	-	6	5	11

Total price risk management instruments	-	98	69	5	172	6	2	125	68	201

Rabbi trusts
Fixed-income securities	-	25	-	-	25	-	24	-	-	24
Life insurance contracts	-	67	-	-	67	-	65	-	-	65

Total rabbi trusts	-	92	-	-	92	-	89	-	-	89

Long-term disability trust
U.S. equity securities	13	15	-	-	28	11	24	-	-	35
Non-U.S. equity securities	-	9	-	-	9	-	-	-	-	-
Fixed-income securities	-	145	-	-	145	-	150	-	-	150

Total long-term disability trust	13	169	-	-	182	11	174	-	-	185

Total assets	$2,127	$680	$69	$5	$2,881	$2,117	$497	$125	$68	$2,807

Liabilities:
Price risk management instruments (Note 10)
Electric	$411	$289	$143	$(441)	$402	$235	$73	$475	$(315)	$468
Gas	31	13	-	(32)	12	41	1	49	(41)	50

Total liabilities	$442	$302	$143	$(473)	$414	$276	$74	$524	$(356)	$518

(1) Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.

(2) Excludes $188 million and $185 million at December 31, 2011 and December 31, 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

Valuation Techniques

The following describes the valuation techniques used to measure the fair value of the assets and liabilities shown in the table above.

Money Market Investments

PG&E Corporation invests in money market funds that seek to maintain a stable net asset value. These funds invest in high-quality, short-term, diversified money market instruments, such as treasury bills, federal agency securities, certificates of deposit, and commercial paper with a maximum weighted average maturity of 60 days or less. PG&E Corporation's investments in these money market funds are generally valued using unadjusted prices in an active market for identical assets and are thus classified as Level 1. Money market funds are recorded as cash and cash equivalents in PG&E Corporation's Consolidated Balance Sheets.

Trust Assets

The assets held by the nuclear decommissioning trusts, the rabbi trusts related to the non-qualified deferred compensation plans, and the long-term disability trust are composed primarily of equity securities, debt securities, and life insurance policies. In general, investments held in the trusts are exposed to various risks, such as interest rate, credit, and market volatility risks.

Equity securities primarily include investments in common stock, which are valued based on unadjusted prices in active markets for identical securities and are classified as Level 1. Equity securities also include commingled funds composed of equity securities traded publicly on exchanges across multiple industry sectors in the U.S. and other regions of the world, which are classified as Level 2. Price quotes for the assets held by these funds are readily observable and available.

Debt securities are composed primarily of fixed-income securities that include U.S. government and agency securities, municipal securities, and corporate debt securities. U.S. government and agency securities consist primarily of treasury securities that are classified as Level 1 because the fair value is determined by observable market prices in active markets. A market-based valuation approach is generally used to estimate the fair value of debt securities classified as Level 2. Under a market approach, fair values are determined based on evaluated pricing data, such as broker quotes, for similar securities adjusted for observable differences. Significant inputs used in the valuation model generally include benchmark yield curves and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable.

Price Risk Management Instruments

Price risk management instruments include physical and financial derivative contracts, such as forwards, swaps, options, and CRRs that are either exchange-traded or over-the-counter traded. (See Note 10 above.)

Exchange-traded forwards and swaps that are valued using observable market prices for the underlying commodity are classified as Level 1. Forwards and swaps transacted in the over-the-counter market that are identical to exchange-traded forwards and swaps or are valued using market-corroborated inputs are classified as Level 2. Forwards and swaps that are valued using unobservable data are classified as Level 3. These contracts are valued using either estimated basis adjustments from liquid trading points or techniques, including extrapolation from observable prices, when a contract term extends beyond a period for which market data is available.

Exchange-traded options are valued using observable market data and market-corroborated data and are classified as Level 2. Over-the-counter options are valued using a standard option pricing model which includes forward prices for the underlying commodity, time value at a risk-free rate, and volatility and are classified as Level 3. For periods where market data is not available, the Utility extrapolates observable data using internal models.

The Utility holds CRRs to hedge financial risk of CAISO-imposed congestion charges in the day-ahead market. CRRs are valued based on prices observed in the auction which are extrapolated and discounted at the risk free rate. Limited market data is available between auction dates; therefore, CRRs are classified as Level 3.

Transfers between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period. At December 31, 2011, the valuation of price risk management over-the-counter forwards and swaps and exchange-traded options incorporated market observable and market corroborated inputs, where certain previously-considered unobservable inputs became observable. Therefore, the Utility transferred these instruments out of Level 3 and into Level 2. No significant transfers between Levels 1 and 2 occurred in the years ended December 31, 2011 and 2010.

Level 3 Reconciliation

The following table presents the reconciliation for Level 3 price risk management instruments for the years ended December 31, 2011 and 2010, respectively:

	Price Risk Management Instruments
(in millions)	2011	2010
Liability balance as of January 1	$(399)	$(250)

Realized and unrealized gains (losses):
Included in regulatory assets and liabilities or balancing accounts (1)	122	(149)
Transfers out of Level 3	203	-

Liability balance as of December 31	$(74)	$(399)

(1) Price risk management activity is recoverable through customer rates, therefore, balancing account revenue is recorded for amounts settled and purchased and there is no impact to net income. Unrealized gains and losses are deferred in regulatory liabilities and assets.

Financial Instruments

PG&E Corporation and the Utility use the following methods and assumptions in estimating fair value for financial instruments:

•

The fair values of cash, restricted cash, deposits, net accounts receivable, short-term borrowings, accounts payable, customer deposits, and the Utility's variable rate pollution control bond loan agreements approximate their carrying values at December 31, 2011 and 2010, as they are short-term in nature or have interest rates that reset daily.

•

The fair values of the Utility's fixed rate senior notes and fixed rate pollution control bond loan agreements, PG&E Corporation's fixed rate senior notes, and the ERBs issued by PERF were based on quoted market prices at December 31, 2011 and 2010.

        The carrying amount and fair value of PG&E Corporation's and the Utility's debt instruments were as follows (the table below excludes financial instruments with carrying values that approximate their fair values):

	At December 31,
	2011		2010
(in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Debt (Note 4)
PG&E Corporation	$ 349	$ 380	$ 349	$ 383
Utility	10,545	12,543	10,444	11,314
Energy recovery bonds (Note 5)	423	433	827	862

Nuclear Decommissioning Trust Investments

The Utility classifies its investments held in the nuclear decommissioning trust as "available-for-sale." As the day-to-day investing activities of the trusts are managed by external investment managers, the Utility does not have the ability to sell its investments at its discretion. Therefore, all unrealized losses are considered other-than-temporary impairments. Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers. Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of ARO. There is no impact on the Utility's earnings or accumulated other comprehensive income. (See Note 3 above.)

The following table provides a summary of available-for-sale investments held in the Utility's nuclear decommissioning trusts:

(in millions)	Amortized Cost	Total Unrealized Gains	Total Unrealized Losses	Total Fair Value (1)
As of December 31, 2011
Equity securities
U.S.	$ 334	$ 518	$ (3)	$ 849
Non-U.S.	194	131	(2)	323
Debt securities
U.S. government and agency securities	798	102	—	900
Municipal securities	56	2	—	58
Other fixed-income securities	96	3	—	99

Total	$ 1,478	$ 756	$ (5)	$ 2,229

As of December 31, 2010
Equity securities
U.S.	$ 509	$ 529	$ (2)	$ 1,036
Non-U.S.	180	170	(1)	349
Debt securities
U.S. government and agency securities	571	55	(2)	624
Municipal securities	119	1	(1)	119
Other fixed-income securities	65	1	—	66

Total	$ 1,444	$ 756	$ (6)	$ 2,194

(1) Excludes $188 million and $185 million at December 31, 2011 and 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

The debt securities mature on the following schedule:

(in millions)	As of December 31, 2011
Less than 1 year	$60
1–5 years	359
5–10 years	294
More than 10 years	344

Total maturities of debt securities	$1,057

The following table provides a summary of activity for the debt and equity securities:

	2011	2010	2009
(in millions)
Proceeds from sales and maturities of nuclear decommissioning trust investments	$ 1,928	$ 1,405	$ 1,351
Gross realized gains on sales of securities held as available-for-sale	43	42	27
Gross realized losses on sales of securities held as available-for-sale	(30)	(11)	(55)

Pacific Gas And Electric Company [Member]
Fair Value Measurements

NOTE 11: FAIR VALUE MEASUREMENTS

PG&E Corporation and the Utility measure their cash equivalents, trust assets, and price risk management instruments at fair value. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activities.

The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Assets and liabilities measured at fair value on a recurring basis for PG&E Corporation and the Utility are summarized below (money market investments and assets held in rabbi trusts are held by PG&E Corporation and not the Utility). The 2010 presentation has been changed to reflect gross assets and liabilities by level to conform to the current period presentation. Additionally, the Company corrected $125 million that was netted and classified inappropriately between Level 3 price risk management instrument assets and liabilities and other immaterial price risk management instrument changes.

	Fair Value Measurements
	At December 31,
	2011					2010
(in millions)	Level 1	Level 2	Level 3	Netting (1)	Total	Level 1	Level 2	Level 3	Netting (1)	Total
Assets:
Money market investments	$206	$-	$-	$-	$206	$138	$-	$-	$-	$138

Nuclear decommissioning trusts
U.S. equity securities	841	8	-	-	849	1,029	7	-	-	1,036
Non-U.S. equity securities	323	-	-	-	323	349	-	-	-	349
U.S. government and agency securities	744	156	-	-	900	584	40	-	-	624
Municipal securities	-	58	-	-	58	-	119	-	-	119
Other fixed-income securities	-	99	-	-	99	-	66	-	-	66

Total nuclear decommissioning trusts (2)	1,908	321	-	-	2,229	1,962	232	-	-	2,194

Price risk management instruments (Note 10)
Electric	-	92	69	8	169	6	2	119	63	190
Gas	-	6	-	(3)	3	-	-	6	5	11

Total price risk management instruments	-	98	69	5	172	6	2	125	68	201

Rabbi trusts
Fixed-income securities	-	25	-	-	25	-	24	-	-	24
Life insurance contracts	-	67	-	-	67	-	65	-	-	65

Total rabbi trusts	-	92	-	-	92	-	89	-	-	89

Long-term disability trust
U.S. equity securities	13	15	-	-	28	11	24	-	-	35
Non-U.S. equity securities	-	9	-	-	9	-	-	-	-	-
Fixed-income securities	-	145	-	-	145	-	150	-	-	150

Total long-term disability trust	13	169	-	-	182	11	174	-	-	185

Total assets	$2,127	$680	$69	$5	$2,881	$2,117	$497	$125	$68	$2,807

Liabilities:
Price risk management instruments (Note 10)
Electric	$411	$289	$143	$(441)	$402	$235	$73	$475	$(315)	$468
Gas	31	13	-	(32)	12	41	1	49	(41)	50

Total liabilities	$442	$302	$143	$(473)	$414	$276	$74	$524	$(356)	$518

(1) Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.

(2) Excludes $188 million and $185 million at December 31, 2011 and December 31, 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

Valuation Techniques

The following describes the valuation techniques used to measure the fair value of the assets and liabilities shown in the table above.

Money Market Investments

PG&E Corporation invests in money market funds that seek to maintain a stable net asset value. These funds invest in high-quality, short-term, diversified money market instruments, such as treasury bills, federal agency securities, certificates of deposit, and commercial paper with a maximum weighted average maturity of 60 days or less. PG&E Corporation's investments in these money market funds are generally valued using unadjusted prices in an active market for identical assets and are thus classified as Level 1. Money market funds are recorded as cash and cash equivalents in PG&E Corporation's Consolidated Balance Sheets.

Trust Assets

The assets held by the nuclear decommissioning trusts, the rabbi trusts related to the non-qualified deferred compensation plans, and the long-term disability trust are composed primarily of equity securities, debt securities, and life insurance policies. In general, investments held in the trusts are exposed to various risks, such as interest rate, credit, and market volatility risks.

Equity securities primarily include investments in common stock, which are valued based on unadjusted prices in active markets for identical securities and are classified as Level 1. Equity securities also include commingled funds composed of equity securities traded publicly on exchanges across multiple industry sectors in the U.S. and other regions of the world, which are classified as Level 2. Price quotes for the assets held by these funds are readily observable and available.

Debt securities are composed primarily of fixed-income securities that include U.S. government and agency securities, municipal securities, and corporate debt securities. U.S. government and agency securities consist primarily of treasury securities that are classified as Level 1 because the fair value is determined by observable market prices in active markets. A market-based valuation approach is generally used to estimate the fair value of debt securities classified as Level 2. Under a market approach, fair values are determined based on evaluated pricing data, such as broker quotes, for similar securities adjusted for observable differences. Significant inputs used in the valuation model generally include benchmark yield curves and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable.

Price Risk Management Instruments

Price risk management instruments include physical and financial derivative contracts, such as forwards, swaps, options, and CRRs that are either exchange-traded or over-the-counter traded. (See Note 10 above.)

Exchange-traded forwards and swaps that are valued using observable market prices for the underlying commodity are classified as Level 1. Forwards and swaps transacted in the over-the-counter market that are identical to exchange-traded forwards and swaps or are valued using market-corroborated inputs are classified as Level 2. Forwards and swaps that are valued using unobservable data are classified as Level 3. These contracts are valued using either estimated basis adjustments from liquid trading points or techniques, including extrapolation from observable prices, when a contract term extends beyond a period for which market data is available.

Exchange-traded options are valued using observable market data and market-corroborated data and are classified as Level 2. Over-the-counter options are valued using a standard option pricing model which includes forward prices for the underlying commodity, time value at a risk-free rate, and volatility and are classified as Level 3. For periods where market data is not available, the Utility extrapolates observable data using internal models.

The Utility holds CRRs to hedge financial risk of CAISO-imposed congestion charges in the day-ahead market. CRRs are valued based on prices observed in the auction which are extrapolated and discounted at the risk free rate. Limited market data is available between auction dates; therefore, CRRs are classified as Level 3.

Transfers between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period. At December 31, 2011, the valuation of price risk management over-the-counter forwards and swaps and exchange-traded options incorporated market observable and market corroborated inputs, where certain previously-considered unobservable inputs became observable. Therefore, the Utility transferred these instruments out of Level 3 and into Level 2. No significant transfers between Levels 1 and 2 occurred in the years ended December 31, 2011 and 2010.

Level 3 Reconciliation

The following table presents the reconciliation for Level 3 price risk management instruments for the years ended December 31, 2011 and 2010, respectively:

	Price Risk Management Instruments
(in millions)	2011	2010
Liability balance as of January 1	$(399)	$(250)

Realized and unrealized gains (losses):
Included in regulatory assets and liabilities or balancing accounts (1)	122	(149)
Transfers out of Level 3	203	-

Liability balance as of December 31	$(74)	$(399)

(1) Price risk management activity is recoverable through customer rates, therefore, balancing account revenue is recorded for amounts settled and purchased and there is no impact to net income. Unrealized gains and losses are deferred in regulatory liabilities and assets.

Financial Instruments

PG&E Corporation and the Utility use the following methods and assumptions in estimating fair value for financial instruments:

•

The fair values of cash, restricted cash, deposits, net accounts receivable, short-term borrowings, accounts payable, customer deposits, and the Utility's variable rate pollution control bond loan agreements approximate their carrying values at December 31, 2011 and 2010, as they are short-term in nature or have interest rates that reset daily.

•

The fair values of the Utility's fixed rate senior notes and fixed rate pollution control bond loan agreements, PG&E Corporation's fixed rate senior notes, and the ERBs issued by PERF were based on quoted market prices at December 31, 2011 and 2010.

        The carrying amount and fair value of PG&E Corporation's and the Utility's debt instruments were as follows (the table below excludes financial instruments with carrying values that approximate their fair values):

	At December 31,
	2011		2010
(in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Debt (Note 4)
PG&E Corporation	$ 349	$ 380	$ 349	$ 383
Utility	10,545	12,543	10,444	11,314
Energy recovery bonds (Note 5)	423	433	827	862

Nuclear Decommissioning Trust Investments

The Utility classifies its investments held in the nuclear decommissioning trust as "available-for-sale." As the day-to-day investing activities of the trusts are managed by external investment managers, the Utility does not have the ability to sell its investments at its discretion. Therefore, all unrealized losses are considered other-than-temporary impairments. Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers. Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of ARO. There is no impact on the Utility's earnings or accumulated other comprehensive income. (See Note 3 above.)

The following table provides a summary of available-for-sale investments held in the Utility's nuclear decommissioning trusts:

(in millions)	Amortized Cost	Total Unrealized Gains	Total Unrealized Losses	Total Fair Value (1)
As of December 31, 2011
Equity securities
U.S.	$ 334	$ 518	$ (3)	$ 849
Non-U.S.	194	131	(2)	323
Debt securities
U.S. government and agency securities	798	102	—	900
Municipal securities	56	2	—	58
Other fixed-income securities	96	3	—	99

Total	$ 1,478	$ 756	$ (5)	$ 2,229

As of December 31, 2010
Equity securities
U.S.	$ 509	$ 529	$ (2)	$ 1,036
Non-U.S.	180	170	(1)	349
Debt securities
U.S. government and agency securities	571	55	(2)	624
Municipal securities	119	1	(1)	119
Other fixed-income securities	65	1	—	66

Total	$ 1,444	$ 756	$ (6)	$ 2,194

(1) Excludes $188 million and $185 million at December 31, 2011 and 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

The debt securities mature on the following schedule:

(in millions)	As of December 31, 2011
Less than 1 year	$60
1–5 years	359
5–10 years	294
More than 10 years	344

Total maturities of debt securities	$1,057

The following table provides a summary of activity for the debt and equity securities:

	2011	2010	2009
(in millions)
Proceeds from sales and maturities of nuclear decommissioning trust investments	$ 1,928	$ 1,405	$ 1,351
Gross realized gains on sales of securities held as available-for-sale	43	42	27
Gross realized losses on sales of securities held as available-for-sale	(30)	(11)	(55)

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans

NOTE 12: EMPLOYEE BENEFIT PLANS

PG&E Corporation and the Utility provide a non-contributory defined benefit pension plan for eligible employees and retirees (referred to collectively as "pension benefits"), contributory postretirement medical plans for eligible employees and retirees and their eligible dependents, and non-contributory postretirement life insurance plans for eligible employees and retirees (referred to collectively as "other benefits"). PG&E Corporation and the Utility have elected that certain of the trusts underlying these plans be treated under the Code as qualified trusts. If certain conditions are met, PG&E Corporation and the Utility can deduct payments made to the qualified trusts, subject to certain Code limitations. PG&E Corporation and the Utility use a December 31 measurement date for all plans.

PG&E Corporation's and the Utility's funding policy is to contribute tax-deductible amounts, consistent with applicable regulatory decisions and federal minimum funding requirements. Based upon current assumptions and available information, the Utility has not identified any minimum funding requirements related to its pension plans.

Change in Plan Assets, Benefit Obligations, and Funded Status

The following tables show the reconciliation of changes in plan assets, benefit obligations, and the plans' aggregate funded status for pension benefits and other benefits for PG&E Corporation during 2011 and 2010:

Pension Benefits

(in millions)	2011	2010
Change in plan assets:
Fair value of plan assets at January 1	$10,250	$9,330
Actual return on plan assets	1,016	1,235
Company contributions	230	162
Benefits and expenses paid	(503)	(477)

Fair value of plan assets at December 31	$10,993	$10,250

Change in benefit obligation:
Projected benefit obligation at January 1	$12,071	$10,766
Service cost for benefits earned	320	253
Interest cost	660	645
Actuarial loss	1,450	856
Plan amendments	—	(1)
Transitional costs	2	4
Benefits paid	(503)	(452)

Projected benefit obligation at December 31 (1)	$14,000	$12,071

Funded status:
Current liability	$(5)	$(5)
Noncurrent liability	(3,002)	(1,816)

Accrued benefit cost at December 31	$(3,007)	$(1,821)

(1) PG&E Corporation's accumulated benefit obligation was $12,285 million and $10,653 million at December 31, 2011 and 2010, respectively.

Other Benefits

(in millions)	2011	2010
Change in plan assets:
Fair value of plan assets at January 1	$1,337	$1,169
Actual return on plan assets	95	147
Company contributions	137	94
Plan participant contribution	52	49
Benefits and expenses paid	(130)	(122)

Fair value of plan assets at December 31	$1,491	$1,337

Change in benefit obligation:
Benefit obligation at January 1	$1,755	$1,511
Service cost for benefits earned	42	36
Interest cost	91	88
Actuarial loss	63	52
Plan amendments	—	128
Transitional costs	—	1
Benefits paid	(130)	(113)
Federal subsidy on benefits paid	12	3
Plan participant contributions	52	49

Benefit obligation at December 31	$1,885	$1,755

Funded status:
Noncurrent liability	$(394)	$(418)

Accrued benefit cost at December 31	$(394)	$(418)

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

On February 16, 2010, the Utility amended its contributory postretirement medical plans for retirees to provide for additional employer contributions towards retiree premiums. The plan amendment was accounted for as a plan modification that required re-measurement of the accumulated benefit obligation, plan assets, and periodic benefit costs. The inputs and assumptions used in re-measurement did not change significantly from December 31, 2009 and did not have a material impact on the funded status of the plans. The re-measurement of the accumulated benefit obligation and plan assets resulted in an increase to other postretirement benefits and a decrease to other comprehensive income of $148 million. The impact to net periodic benefit cost was not material.

Components of Net Periodic Benefit Cost

Net periodic benefit cost as reflected in PG&E Corporation's Consolidated Statements of Income for the year ended December 31, 2011, 2010, and 2009 is as follows:

Pension Benefits

(in millions)	2011	2010	2009
Service cost for benefits earned	$320	$279	$259
Interest cost	660	645	624
Expected return on plan assets	(669)	(624)	(579)
Amortization of prior service cost	34	53	53
Amortization of unrecognized loss	50	44	101

Net periodic benefit cost	395	397	458

Less: transfer to regulatory account (1)	(139)	(233)	(294)

Total	$256	$164	$164

(1) The Utility recorded $139 million, $233 million, and $295 million for the years ended December 31, 2011, 2010, and 2009, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates.

Other Benefits

	0000000000	0000000000	0000000000
(in millions)	2011	2010	2009
Service cost for benefits earned	$ 42	$ 36	$ 30
Interest cost	91	88	87
Expected return on plan assets	(82)	(74)	(68)
Amortization of transition obligation	26	26	26
Amortization of prior service cost	27	25	16
Amortization of unrecognized loss (gain)	4	3	3

Net periodic benefit cost	$ 108	$ 104	$ 94

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Components of Accumulated Other Comprehensive Income

PG&E Corporation and the Utility record the net periodic benefit cost for pension benefits and other benefits as a component of accumulated other comprehensive income, net of tax. Net periodic benefit cost is composed of unrecognized prior service costs, unrecognized gains and losses, and unrecognized net transition obligations as components of accumulated other comprehensive income, net of tax. (See Note 2 above.)

Regulatory adjustments are recorded in the Consolidated Statements of Income and Consolidated Balance Sheets to reflect the difference between pension expense or income calculated in accordance with GAAP for accounting purposes and pension expense or income for ratemaking, which is based on a funding approach. A regulatory adjustment is also recorded for the amounts that would otherwise be charged to accumulated other comprehensive income for the pension benefits related to the Utility's defined benefit pension plan. The Utility would record a regulatory liability for a portion of the credit balance in accumulated other comprehensive income, should the other benefits be in an overfunded position. However, this recovery mechanism does not allow the Utility to record a regulatory asset for an underfunded position related to other benefits. Therefore, the charge remains in accumulated other comprehensive income (loss) for other benefits.

The estimated amounts that will be amortized into net periodic benefit cost for PG&E Corporation in 2012 are as follows:

Pension Benefits

0000000000
(in millions)
Unrecognized prior service cost	$ 19
Unrecognized net loss	125

Total	$ 144

Other Benefits

000000000
(in millions)
Unrecognized prior service cost	$ 25
Unrecognized net loss	6
Unrecognized net transition obligation	24

Total	$ 55

There were no material differences between the estimated amounts that will be amortized into net period benefit costs for PG&E Corporation and the Utility.

Valuation Assumptions

The following actuarial assumptions were used in determining the projected benefit obligations and the net periodic cost. The following weighted average year-end assumptions were used in determining the plans' projected benefit obligations and net benefit cost.

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	Pension Benefits			Other Benefits
	December 31,			December 31,
	2011	2010	2009	2011	2010	2009
Discount rate	4.66%	5.42%	5.97%	4.41–4.77%	5.11–5.56%	5.66–6.09%
Average rate of future compensation increases	5.00%	5.00%	5.00%	-	-	-
Expected return on plan assets	5.50%	6.60%	6.80%	4.40–5.50%	5.20–6.60%	5.80–6.90%

The assumed health care cost trend rate as of December 31, 2011 is 8%, decreasing gradually to an ultimate trend rate in 2018 and beyond of approximately 5%. A one-percentage-point change in assumed health care cost trend rate would have the following effects:

(in millions)	One- Percentage- Point Increase	One- Percentage- Point Decrease
Effect on postretirement benefit obligation	$ 95	$ (98)
Effect on service and interest cost	7	(8)

Expected rates of return on plan assets were developed by determining projected stock and bond returns and then applying these returns to the target asset allocations of the employee benefit plan trusts, resulting in a weighted average rate of return on plan assets. Returns on fixed-income debt investments were projected based on real maturity and credit spreads added to a long-term inflation rate. Returns on equity investments were estimated based on estimates of dividend yield and real earnings growth added to a long-term inflation rate. For the pension plan, the assumed return of 5.5% compares to a ten-year actual return of 7.6%. The rate used to discount pension benefits and other benefits was based on a yield curve developed from market data of over approximately 530 Aa-grade non-callable bonds at December 31, 2011. This yield curve has discount rates that vary based on the duration of the obligations. The estimated future cash flows for the pension and other benefit obligations were matched to the corresponding rates on the yield curve to derive a weighted average discount rate.

The difference between actual and expected return on plan assets is included in unrecognized gain (loss), and is considered in the determination of future net periodic benefit income (cost). The actual return on plan assets in 2010 was in line with the expectations. The actual return on plan assets in 2011 exceeded expectations due to a higher than expected return on fixed-income debt investments.

Investment Policies and Strategies

The financial position of PG&E Corporation's and the Utility's funded employee benefit plans is driven by the relationship between plan assets and liabilities. As noted above, the funded status is the difference between the fair value of plan assets and projected benefit obligations. Volatility in funded status occurs when asset values change differently from liability values and can result in fluctuations in costs for financial reporting, as well as the amount of minimum contributions required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). PG&E Corporation's and the Utility's investment policies and strategies are designed to increase the ratio of trust assets to plan liabilities at an acceptable level of funded status volatility.

Interest rate, credit, and equity risk are the key determinants of PG&E Corporation's and the Utility's funded status volatility. In addition to affecting the trust's fixed-income portfolio market values, interest rate changes also influence liability valuations as discount rates move with current bond yields. To manage this risk, PG&E Corporation's and the Utility's trusts hold significant allocations to fixed-income investments that include U.S. government securities, corporate securities, interest rate swaps, and other fixed-income securities. Although they contribute to funded status volatility, equity investments are held to reduce long-term funding costs due to their higher expected return. The equity investment allocation is implemented through portfolios that include common stock and commingled funds across multiple industry sectors. Private real estate, real assets, and absolute return investments, which include hedge fund portfolios, are held to diversify the plan's holdings in equity and fixed-income investments by exhibiting returns with low correlation to the direction of these markets.

Over the last three years, target allocations for equity investments have generally declined in favor of longer-maturity fixed-income investments and real assets as a means of dampening future funded status volatility. Historically, the equity investment allocation was implemented through diversified U.S. equity, non-U.S. equity, and global portfolios. In 2011, the equity allocation began transitioning to a combined global allocation. In 2012, the U.S. equity and non-U.S. equity allocations will be eliminated.

PG&E Corporation and the Utility apply a risk management framework for managing the risks associated with employee benefit plan trust assets. The guiding principles of this risk management framework are the clear articulation of roles and responsibilities, appropriate delegation of authority, and proper accountability and documentation. Trust investment policies and investment manager guidelines include provisions to ensure prudent diversification, manage risk through appropriate use of physical direct asset holdings and derivative securities, and identify permitted and prohibited investments.

The target asset allocation percentages for major categories of trust assets for pension and other benefit plans at December 31, 2012, 2011, and 2010 are as follows:

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Global equity securities	35%	5%	5%	38%	3%	3%
U.S. equity securities	-%	26%	26%	-%	28%	26%
Non-U.S. equity securities	-%	14%	14%	-%	15%	13%
Absolute return	5%	5%	5%	4%	4%	3%
Private real estate securities	5%	-%	-%	4%	-%	-%
Real assets	5%	-%	-%	4%	-%	-%
Extended fixed-income securities	3%	-%	-%	-%	-%	-%
Fixed-income securities	47%	50%	50%	50%	50%	54%
Cash equivalents	-%	-%	-%	-%	-%	1%

Total	100%	100%	100%	100%	100%	100%

Fair Value Measurements

The following tables present the fair value of plan assets for pension and other benefits plans by major asset category at December 31, 2011 and 2010.

	000000	000000	000000	000000	000000	000000	000000	000000
	Fair Value Measurements
	At December 31,
	2011				2010
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Pension Benefits:
U.S. equity securities	$ 244	$ 2,161	$ -	$ 2,405	$ 328	$ 2,482	$ -	$ 2,810
Non-U.S. equity securities	220	1,363	-	1,583	356	1,111	-	1,467
Global equity securities	-	197	-	197	177	360	-	537
Absolute return	-	-	487	487	-	-	494	494
Real assets	326	-	-	326	-	-	-	-
Fixed-income securities:
U.S. government	1,411	115	-	1,526	790	233	-	1,023
Corporate	2	3,083	650	3,735	6	2,724	549	3,279
Other	1	745	-	746	52	393	120	565
Cash equivalents	-	-	-	-	20	-	-	20

Total	$ 2,204	$ 7,664	$ 1,137	$ 11,005	$ 1,729	$ 7,303	$ 1,163	$ 10,195

Other Benefits:
U.S. equity securities	$86	$ 222	$ -	$ 308	$ 104	$ 230	$ -	$ 334
Non-U.S. equity securities	79	108	-	187	118	80	-	198
Global equity securities	-	19	-	19	18	29	-	47
Absolute return	-	-	47	47	-	-	47	47
Real assets	31	-	6	37	-	-	-	-
Fixed-income securities:
U.S. government	199	-	-	199	73	14	-	87
Corporate	-	681	1	682	8	457	129	594
Other	1	44	-	45	3	21	10	34
Cash equivalents	-	-	-	-	13	-	-	13

Total	$ 396	$ 1,074	$ 54	$ 1,524	$ 337	$ 831	$ 186	$ 1,354

Other (1)				(45)				38

Total plan assets at fair value				$ 12,484				$ 11,587

(1)	Balances include the impact of administrative trust net assets (liabilities), and deferred tax liability on the unrealized gain from investments for Pension and Other Benefits.

Valuation Techniques

The following describes the valuation techniques used to measure the fair value of the assets and liabilities shown in the table above.

Equity Securities

The U.S. equity securities, non-U.S. equity securities, and global equity categories include equity investments in common stock and commingled funds comprised of equity across multiple industries and regions of the world. Equity investments in common stock are actively traded on public exchanges and are therefore considered Level 1 assets. These equity investments are generally valued based on unadjusted prices in active markets for identical securities. Commingled funds are maintained by investment companies for large institutional investors and are not publicly traded. Commingled funds are comprised primarily of underlying equity securities that are publicly traded on exchanges, and price quotes for the assets held by these funds are readily observable and available. Commingled funds are categorized as Level 2 assets.

Absolute Return

The absolute return category includes portfolios of hedge funds that are valued based on a variety of proprietary and non-proprietary valuation methods, including unadjusted prices for publicly-traded securities in active markets. Hedge funds are considered Level 3 assets.

Real Assets

The real asset category includes portfolios of commodities, global real estate investment trusts ("REITS"), global listed infrastructure equities, and private real estate funds. The commodities, global REITS, and global listed infrastructure equities are actively traded on a public exchange and are therefore considered Level 1 assets. Private real estate funds are valued using pricing models and valuation inputs that are unobservable and are considered Level 3 assets.

Fixed-Income

The fixed-income category includes U.S. government securities, corporate securities, and other fixed-income securities.

U.S. government fixed-income primarily consists of U.S. Treasury notes and U.S. government bonds that are valued based on quoted market prices or evaluated pricing data for similar securities adjusted for observable differences. These securities are categorized as Level 1 or Level 2 assets.

Corporate fixed-income primarily includes investment grade bonds of U.S. issuers across multiple industries that are valued based on a compilation of primarily observable information or broker quotes in non-active markets. The fair value of corporate bonds is determined using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads obtained from independent external parties such as vendors and brokers adjusted for any basis difference between cash and derivative instruments. These securities are classified as Level 2 assets. Corporate fixed-income also includes commingled funds comprised of private corporate debt instruments and insurance contracts for deferred annuities. These investments are valued using pricing models and valuation inputs that are unobservable and are considered Level 3 assets.

Other fixed-income primarily includes pass-through and asset-backed securities. Pass-through securities are valued based on benchmark yields created using observable market inputs and are Level 2 assets. Asset-backed securities are primarily valued based on broker quotes and are considered Level 2 assets. Other fixed-income also includes municipal bonds and futures. Municipal bonds are valued based on a compilation of primarily observable information or broker quotes in non-active markets and are considered Level 2 assets. Futures are valued based on unadjusted prices in active markets and are Level 1 assets.

Cash Equivalents

Cash equivalents consist primarily of money markets and commingled funds of short-term securities that are considered Level 1 assets and valued at the net asset value of $1 per unit. The number of units held by the plan fluctuates based on the unadjusted price changes in active markets for the funds' underlying assets.

Transfers Between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period. As shown in the table below, transfers out of Level 3 represent assets that were previously classified as Level 3 for which the lowest significant input became observable during the period. No significant transfers between Levels 1 and 2 occurred in the years ended December 31, 2011 and 2010.

Level 3 Reconciliation

The following table is a reconciliation of changes in the fair value of instruments for pension and other benefit plans that have been classified as Level 3 for the years ended December 31, 2011 and 2010:

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
	Pension Benefits				Other Benefits
(in millions)	Absolute return	Corporate fixed- income	Other fixed- income	Total	Absolute return	Corporate fixed- income	Other fixed- income	Real assets	Total
Balance as of January 1, 2010	$ 340	$ 531	$ 190	$ 1,061	$ 32	$ 124	$ 17	$ -	$ 173
Actual return on plan assets:
Relating to assets still held at the reporting date	44	52	5	101	4	15	-	-	19
Relating to assets sold during the period	5	5	5	15	1	(2)	-	-	(1)
Purchases, issuances, sales, and settlements	105	(39)	(80)	(14)	10	(8)	(7)	-	(5)

Balance as of December 31, 2010	$ 494	$ 549	$ 120	$ 1,163	$ 47	$ 129	$ 10	$ -	$ 186

Actual return on plan assets:
Relating to assets still held at the reporting date	5	57	(2)	60	1	16	-	-	17
Relating to assets sold during the period	2	-	1	3	-	(2)	-	-	(2)
Purchases, issuances, sales, and settlements:
Purchases	-	79	2	81	-	34	-	6	40
Settlements	(14)	(35)	(58)	(107)	(1)	(30)	(5)	-	(36)
Transfers out of Level 3	-	-	(63)	(63)	-	(146)	(5)	-	(151)

Balance as of December 31, 2011	$ 487	$ 650	$ -	$ 1,137	$ 47	$ 1	$ -	$ 6	$ 54

Cash Flow Information

Employer Contributions

PG&E Corporation and the Utility contributed $230 million to the pension benefit plans and $137 million to the other benefit plans in 2011. These contributions are consistent with PG&E Corporation's and the Utility's funding policy, which is to contribute amounts that are tax-deductible and consistent with applicable regulatory decisions and federal minimum funding requirements. None of these pension or other benefits were subject to a minimum funding requirement requiring a cash contribution in 2011. The Utility's pension benefits met all the funding requirements under ERISA. PG&E Corporation and the Utility expect to make total contributions of approximately $286 million and $109 million to the pension plan and other postretirement benefit plans, respectively, for 2012.

Benefits Payments and Receipts

As of December 31, 2011, the estimated benefits PG&E Corporation is expected to pay and federal subsidies it is estimated to receive in each of the next five fiscal years, and in aggregate for the five fiscal years thereafter for PG&E Corporation, are as follows:

	Federal Subsidy000000	Federal Subsidy000000	Federal Subsidy000000
	Pension	Other	Federal Subsidy
(in millions)
2012	$ 547	$ 113	$ (6)
2013	587	117	(7)
2014	626	122	(8)
2015	667	127	(8)
2016	707	132	(9)
2017–2021	4,075	733	(58)

There were no material differences between the estimated benefits expected to be paid by PG&E Corporation and paid by the Utility for the years presented above. There were no material differences between the estimated subsidies expected to be received by PG&E Corporation and received by the Utility for the years presented above.

The Medicare Prescription Drug, Improvement, and Modernization Act of 2003 establishes a prescription drug benefit under Medicare ("Medicare Part D") and a tax-exempt federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. PG&E Corporation and the Utility determined that benefits provided to certain participants will be at least actuarially equivalent to Medicare Part D. For the years ended December 31, 2011 and 2010, PG&E Corporation received $4 million and $3 million in federal subsidy receipts, respectively. There was no material difference between PG&E Corporation's and the Utility's Medicare Part D subsidy for 2011 and 2010, respectively.

Defined Contribution Benefit Plans

PG&E Corporation sponsors employee retirement savings plans, including a 401(k) defined contribution savings plan. These plans are qualified under applicable sections of the Code and provide for tax-deferred salary deductions, after-tax employee contributions, and employer contributions. Employer contribution expense reflected in PG&E Corporation's Consolidated Statements of Income was as follows:

(in millions) Year ended December 31,
2011	$65
2010	56
2009	52

There were no material differences between the employer contribution expense for PG&E Corporation and the Utility for the years presented above.

Pacific Gas And Electric Company [Member]
Employee Benefit Plans

NOTE 12: EMPLOYEE BENEFIT PLANS

PG&E Corporation and the Utility provide a non-contributory defined benefit pension plan for eligible employees and retirees (referred to collectively as "pension benefits"), contributory postretirement medical plans for eligible employees and retirees and their eligible dependents, and non-contributory postretirement life insurance plans for eligible employees and retirees (referred to collectively as "other benefits"). PG&E Corporation and the Utility have elected that certain of the trusts underlying these plans be treated under the Code as qualified trusts. If certain conditions are met, PG&E Corporation and the Utility can deduct payments made to the qualified trusts, subject to certain Code limitations. PG&E Corporation and the Utility use a December 31 measurement date for all plans.

PG&E Corporation's and the Utility's funding policy is to contribute tax-deductible amounts, consistent with applicable regulatory decisions and federal minimum funding requirements. Based upon current assumptions and available information, the Utility has not identified any minimum funding requirements related to its pension plans.

Change in Plan Assets, Benefit Obligations, and Funded Status

The following tables show the reconciliation of changes in plan assets, benefit obligations, and the plans' aggregate funded status for pension benefits and other benefits for PG&E Corporation during 2011 and 2010:

Pension Benefits

(in millions)	2011	2010
Change in plan assets:
Fair value of plan assets at January 1	$10,250	$9,330
Actual return on plan assets	1,016	1,235
Company contributions	230	162
Benefits and expenses paid	(503)	(477)

Fair value of plan assets at December 31	$10,993	$10,250

Change in benefit obligation:
Projected benefit obligation at January 1	$12,071	$10,766
Service cost for benefits earned	320	253
Interest cost	660	645
Actuarial loss	1,450	856
Plan amendments	—	(1)
Transitional costs	2	4
Benefits paid	(503)	(452)

Projected benefit obligation at December 31 (1)	$14,000	$12,071

Funded status:
Current liability	$(5)	$(5)
Noncurrent liability	(3,002)	(1,816)

Accrued benefit cost at December 31	$(3,007)	$(1,821)

(1) PG&E Corporation's accumulated benefit obligation was $12,285 million and $10,653 million at December 31, 2011 and 2010, respectively.

Other Benefits

(in millions)	2011	2010
Change in plan assets:
Fair value of plan assets at January 1	$1,337	$1,169
Actual return on plan assets	95	147
Company contributions	137	94
Plan participant contribution	52	49
Benefits and expenses paid	(130)	(122)

Fair value of plan assets at December 31	$1,491	$1,337

Change in benefit obligation:
Benefit obligation at January 1	$1,755	$1,511
Service cost for benefits earned	42	36
Interest cost	91	88
Actuarial loss	63	52
Plan amendments	—	128
Transitional costs	—	1
Benefits paid	(130)	(113)
Federal subsidy on benefits paid	12	3
Plan participant contributions	52	49

Benefit obligation at December 31	$1,885	$1,755

Funded status:
Noncurrent liability	$(394)	$(418)

Accrued benefit cost at December 31	$(394)	$(418)

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

On February 16, 2010, the Utility amended its contributory postretirement medical plans for retirees to provide for additional employer contributions towards retiree premiums. The plan amendment was accounted for as a plan modification that required re-measurement of the accumulated benefit obligation, plan assets, and periodic benefit costs. The inputs and assumptions used in re-measurement did not change significantly from December 31, 2009 and did not have a material impact on the funded status of the plans. The re-measurement of the accumulated benefit obligation and plan assets resulted in an increase to other postretirement benefits and a decrease to other comprehensive income of $148 million. The impact to net periodic benefit cost was not material.

Components of Net Periodic Benefit Cost

Net periodic benefit cost as reflected in PG&E Corporation's Consolidated Statements of Income for the year ended December 31, 2011, 2010, and 2009 is as follows:

Pension Benefits

(in millions)	2011	2010	2009
Service cost for benefits earned	$320	$279	$259
Interest cost	660	645	624
Expected return on plan assets	(669)	(624)	(579)
Amortization of prior service cost	34	53	53
Amortization of unrecognized loss	50	44	101

Net periodic benefit cost	395	397	458

Less: transfer to regulatory account (1)	(139)	(233)	(294)

Total	$256	$164	$164

(1) The Utility recorded $139 million, $233 million, and $295 million for the years ended December 31, 2011, 2010, and 2009, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates.

Other Benefits

	0000000000	0000000000	0000000000
(in millions)	2011	2010	2009
Service cost for benefits earned	$ 42	$ 36	$ 30
Interest cost	91	88	87
Expected return on plan assets	(82)	(74)	(68)
Amortization of transition obligation	26	26	26
Amortization of prior service cost	27	25	16
Amortization of unrecognized loss (gain)	4	3	3

Net periodic benefit cost	$ 108	$ 104	$ 94

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Components of Accumulated Other Comprehensive Income

PG&E Corporation and the Utility record the net periodic benefit cost for pension benefits and other benefits as a component of accumulated other comprehensive income, net of tax. Net periodic benefit cost is composed of unrecognized prior service costs, unrecognized gains and losses, and unrecognized net transition obligations as components of accumulated other comprehensive income, net of tax. (See Note 2 above.)

Regulatory adjustments are recorded in the Consolidated Statements of Income and Consolidated Balance Sheets to reflect the difference between pension expense or income calculated in accordance with GAAP for accounting purposes and pension expense or income for ratemaking, which is based on a funding approach. A regulatory adjustment is also recorded for the amounts that would otherwise be charged to accumulated other comprehensive income for the pension benefits related to the Utility's defined benefit pension plan. The Utility would record a regulatory liability for a portion of the credit balance in accumulated other comprehensive income, should the other benefits be in an overfunded position. However, this recovery mechanism does not allow the Utility to record a regulatory asset for an underfunded position related to other benefits. Therefore, the charge remains in accumulated other comprehensive income (loss) for other benefits.

The estimated amounts that will be amortized into net periodic benefit cost for PG&E Corporation in 2012 are as follows:

Pension Benefits

0000000000
(in millions)
Unrecognized prior service cost	$ 19
Unrecognized net loss	125

Total	$ 144

Other Benefits

000000000
(in millions)
Unrecognized prior service cost	$ 25
Unrecognized net loss	6
Unrecognized net transition obligation	24

Total	$ 55

There were no material differences between the estimated amounts that will be amortized into net period benefit costs for PG&E Corporation and the Utility.

Valuation Assumptions

The following actuarial assumptions were used in determining the projected benefit obligations and the net periodic cost. The following weighted average year-end assumptions were used in determining the plans' projected benefit obligations and net benefit cost.

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	Pension Benefits			Other Benefits
	December 31,			December 31,
	2011	2010	2009	2011	2010	2009
Discount rate	4.66%	5.42%	5.97%	4.41–4.77%	5.11–5.56%	5.66–6.09%
Average rate of future compensation increases	5.00%	5.00%	5.00%	-	-	-
Expected return on plan assets	5.50%	6.60%	6.80%	4.40–5.50%	5.20–6.60%	5.80–6.90%

The assumed health care cost trend rate as of December 31, 2011 is 8%, decreasing gradually to an ultimate trend rate in 2018 and beyond of approximately 5%. A one-percentage-point change in assumed health care cost trend rate would have the following effects:

(in millions)	One- Percentage- Point Increase	One- Percentage- Point Decrease
Effect on postretirement benefit obligation	$ 95	$ (98)
Effect on service and interest cost	7	(8)

Expected rates of return on plan assets were developed by determining projected stock and bond returns and then applying these returns to the target asset allocations of the employee benefit plan trusts, resulting in a weighted average rate of return on plan assets. Returns on fixed-income debt investments were projected based on real maturity and credit spreads added to a long-term inflation rate. Returns on equity investments were estimated based on estimates of dividend yield and real earnings growth added to a long-term inflation rate. For the pension plan, the assumed return of 5.5% compares to a ten-year actual return of 7.6%. The rate used to discount pension benefits and other benefits was based on a yield curve developed from market data of over approximately 530 Aa-grade non-callable bonds at December 31, 2011. This yield curve has discount rates that vary based on the duration of the obligations. The estimated future cash flows for the pension and other benefit obligations were matched to the corresponding rates on the yield curve to derive a weighted average discount rate.

The difference between actual and expected return on plan assets is included in unrecognized gain (loss), and is considered in the determination of future net periodic benefit income (cost). The actual return on plan assets in 2010 was in line with the expectations. The actual return on plan assets in 2011 exceeded expectations due to a higher than expected return on fixed-income debt investments.

Investment Policies and Strategies

The financial position of PG&E Corporation's and the Utility's funded employee benefit plans is driven by the relationship between plan assets and liabilities. As noted above, the funded status is the difference between the fair value of plan assets and projected benefit obligations. Volatility in funded status occurs when asset values change differently from liability values and can result in fluctuations in costs for financial reporting, as well as the amount of minimum contributions required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). PG&E Corporation's and the Utility's investment policies and strategies are designed to increase the ratio of trust assets to plan liabilities at an acceptable level of funded status volatility.

Interest rate, credit, and equity risk are the key determinants of PG&E Corporation's and the Utility's funded status volatility. In addition to affecting the trust's fixed-income portfolio market values, interest rate changes also influence liability valuations as discount rates move with current bond yields. To manage this risk, PG&E Corporation's and the Utility's trusts hold significant allocations to fixed-income investments that include U.S. government securities, corporate securities, interest rate swaps, and other fixed-income securities. Although they contribute to funded status volatility, equity investments are held to reduce long-term funding costs due to their higher expected return. The equity investment allocation is implemented through portfolios that include common stock and commingled funds across multiple industry sectors. Private real estate, real assets, and absolute return investments, which include hedge fund portfolios, are held to diversify the plan's holdings in equity and fixed-income investments by exhibiting returns with low correlation to the direction of these markets.

Over the last three years, target allocations for equity investments have generally declined in favor of longer-maturity fixed-income investments and real assets as a means of dampening future funded status volatility. Historically, the equity investment allocation was implemented through diversified U.S. equity, non-U.S. equity, and global portfolios. In 2011, the equity allocation began transitioning to a combined global allocation. In 2012, the U.S. equity and non-U.S. equity allocations will be eliminated.

PG&E Corporation and the Utility apply a risk management framework for managing the risks associated with employee benefit plan trust assets. The guiding principles of this risk management framework are the clear articulation of roles and responsibilities, appropriate delegation of authority, and proper accountability and documentation. Trust investment policies and investment manager guidelines include provisions to ensure prudent diversification, manage risk through appropriate use of physical direct asset holdings and derivative securities, and identify permitted and prohibited investments.

The target asset allocation percentages for major categories of trust assets for pension and other benefit plans at December 31, 2012, 2011, and 2010 are as follows:

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Global equity securities	35%	5%	5%	38%	3%	3%
U.S. equity securities	-%	26%	26%	-%	28%	26%
Non-U.S. equity securities	-%	14%	14%	-%	15%	13%
Absolute return	5%	5%	5%	4%	4%	3%
Private real estate securities	5%	-%	-%	4%	-%	-%
Real assets	5%	-%	-%	4%	-%	-%
Extended fixed-income securities	3%	-%	-%	-%	-%	-%
Fixed-income securities	47%	50%	50%	50%	50%	54%
Cash equivalents	-%	-%	-%	-%	-%	1%

Total	100%	100%	100%	100%	100%	100%

Fair Value Measurements

The following tables present the fair value of plan assets for pension and other benefits plans by major asset category at December 31, 2011 and 2010.

	000000	000000	000000	000000	000000	000000	000000	000000
	Fair Value Measurements
	At December 31,
	2011				2010
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Pension Benefits:
U.S. equity securities	$ 244	$ 2,161	$ -	$ 2,405	$ 328	$ 2,482	$ -	$ 2,810
Non-U.S. equity securities	220	1,363	-	1,583	356	1,111	-	1,467
Global equity securities	-	197	-	197	177	360	-	537
Absolute return	-	-	487	487	-	-	494	494
Real assets	326	-	-	326	-	-	-	-
Fixed-income securities:
U.S. government	1,411	115	-	1,526	790	233	-	1,023
Corporate	2	3,083	650	3,735	6	2,724	549	3,279
Other	1	745	-	746	52	393	120	565
Cash equivalents	-	-	-	-	20	-	-	20

Total	$ 2,204	$ 7,664	$ 1,137	$ 11,005	$ 1,729	$ 7,303	$ 1,163	$ 10,195

Other Benefits:
U.S. equity securities	$86	$ 222	$ -	$ 308	$ 104	$ 230	$ -	$ 334
Non-U.S. equity securities	79	108	-	187	118	80	-	198
Global equity securities	-	19	-	19	18	29	-	47
Absolute return	-	-	47	47	-	-	47	47
Real assets	31	-	6	37	-	-	-	-
Fixed-income securities:
U.S. government	199	-	-	199	73	14	-	87
Corporate	-	681	1	682	8	457	129	594
Other	1	44	-	45	3	21	10	34
Cash equivalents	-	-	-	-	13	-	-	13

Total	$ 396	$ 1,074	$ 54	$ 1,524	$ 337	$ 831	$ 186	$ 1,354

Other (1)				(45)				38

Total plan assets at fair value				$ 12,484				$ 11,587

(1)	Balances include the impact of administrative trust net assets (liabilities), and deferred tax liability on the unrealized gain from investments for Pension and Other Benefits.

Valuation Techniques

The following describes the valuation techniques used to measure the fair value of the assets and liabilities shown in the table above.

Equity Securities

The U.S. equity securities, non-U.S. equity securities, and global equity categories include equity investments in common stock and commingled funds comprised of equity across multiple industries and regions of the world. Equity investments in common stock are actively traded on public exchanges and are therefore considered Level 1 assets. These equity investments are generally valued based on unadjusted prices in active markets for identical securities. Commingled funds are maintained by investment companies for large institutional investors and are not publicly traded. Commingled funds are comprised primarily of underlying equity securities that are publicly traded on exchanges, and price quotes for the assets held by these funds are readily observable and available. Commingled funds are categorized as Level 2 assets.

Absolute Return

The absolute return category includes portfolios of hedge funds that are valued based on a variety of proprietary and non-proprietary valuation methods, including unadjusted prices for publicly-traded securities in active markets. Hedge funds are considered Level 3 assets.

Real Assets

The real asset category includes portfolios of commodities, global real estate investment trusts ("REITS"), global listed infrastructure equities, and private real estate funds. The commodities, global REITS, and global listed infrastructure equities are actively traded on a public exchange and are therefore considered Level 1 assets. Private real estate funds are valued using pricing models and valuation inputs that are unobservable and are considered Level 3 assets.

Fixed-Income

The fixed-income category includes U.S. government securities, corporate securities, and other fixed-income securities.

U.S. government fixed-income primarily consists of U.S. Treasury notes and U.S. government bonds that are valued based on quoted market prices or evaluated pricing data for similar securities adjusted for observable differences. These securities are categorized as Level 1 or Level 2 assets.

Corporate fixed-income primarily includes investment grade bonds of U.S. issuers across multiple industries that are valued based on a compilation of primarily observable information or broker quotes in non-active markets. The fair value of corporate bonds is determined using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads obtained from independent external parties such as vendors and brokers adjusted for any basis difference between cash and derivative instruments. These securities are classified as Level 2 assets. Corporate fixed-income also includes commingled funds comprised of private corporate debt instruments and insurance contracts for deferred annuities. These investments are valued using pricing models and valuation inputs that are unobservable and are considered Level 3 assets.

Other fixed-income primarily includes pass-through and asset-backed securities. Pass-through securities are valued based on benchmark yields created using observable market inputs and are Level 2 assets. Asset-backed securities are primarily valued based on broker quotes and are considered Level 2 assets. Other fixed-income also includes municipal bonds and futures. Municipal bonds are valued based on a compilation of primarily observable information or broker quotes in non-active markets and are considered Level 2 assets. Futures are valued based on unadjusted prices in active markets and are Level 1 assets.

Cash Equivalents

Cash equivalents consist primarily of money markets and commingled funds of short-term securities that are considered Level 1 assets and valued at the net asset value of $1 per unit. The number of units held by the plan fluctuates based on the unadjusted price changes in active markets for the funds' underlying assets.

Transfers Between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period. As shown in the table below, transfers out of Level 3 represent assets that were previously classified as Level 3 for which the lowest significant input became observable during the period. No significant transfers between Levels 1 and 2 occurred in the years ended December 31, 2011 and 2010.

Level 3 Reconciliation

The following table is a reconciliation of changes in the fair value of instruments for pension and other benefit plans that have been classified as Level 3 for the years ended December 31, 2011 and 2010:

	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
	Pension Benefits				Other Benefits
(in millions)	Absolute return	Corporate fixed- income	Other fixed- income	Total	Absolute return	Corporate fixed- income	Other fixed- income	Real assets	Total
Balance as of January 1, 2010	$ 340	$ 531	$ 190	$ 1,061	$ 32	$ 124	$ 17	$ -	$ 173
Actual return on plan assets:
Relating to assets still held at the reporting date	44	52	5	101	4	15	-	-	19
Relating to assets sold during the period	5	5	5	15	1	(2)	-	-	(1)
Purchases, issuances, sales, and settlements	105	(39)	(80)	(14)	10	(8)	(7)	-	(5)

Balance as of December 31, 2010	$ 494	$ 549	$ 120	$ 1,163	$ 47	$ 129	$ 10	$ -	$ 186

Actual return on plan assets:
Relating to assets still held at the reporting date	5	57	(2)	60	1	16	-	-	17
Relating to assets sold during the period	2	-	1	3	-	(2)	-	-	(2)
Purchases, issuances, sales, and settlements:
Purchases	-	79	2	81	-	34	-	6	40
Settlements	(14)	(35)	(58)	(107)	(1)	(30)	(5)	-	(36)
Transfers out of Level 3	-	-	(63)	(63)	-	(146)	(5)	-	(151)

Balance as of December 31, 2011	$ 487	$ 650	$ -	$ 1,137	$ 47	$ 1	$ -	$ 6	$ 54

Cash Flow Information

Employer Contributions

PG&E Corporation and the Utility contributed $230 million to the pension benefit plans and $137 million to the other benefit plans in 2011. These contributions are consistent with PG&E Corporation's and the Utility's funding policy, which is to contribute amounts that are tax-deductible and consistent with applicable regulatory decisions and federal minimum funding requirements. None of these pension or other benefits were subject to a minimum funding requirement requiring a cash contribution in 2011. The Utility's pension benefits met all the funding requirements under ERISA. PG&E Corporation and the Utility expect to make total contributions of approximately $286 million and $109 million to the pension plan and other postretirement benefit plans, respectively, for 2012.

Benefits Payments and Receipts

As of December 31, 2011, the estimated benefits PG&E Corporation is expected to pay and federal subsidies it is estimated to receive in each of the next five fiscal years, and in aggregate for the five fiscal years thereafter for PG&E Corporation, are as follows:

	Federal Subsidy000000	Federal Subsidy000000	Federal Subsidy000000
	Pension	Other	Federal Subsidy
(in millions)
2012	$ 547	$ 113	$ (6)
2013	587	117	(7)
2014	626	122	(8)
2015	667	127	(8)
2016	707	132	(9)
2017–2021	4,075	733	(58)

There were no material differences between the estimated benefits expected to be paid by PG&E Corporation and paid by the Utility for the years presented above. There were no material differences between the estimated subsidies expected to be received by PG&E Corporation and received by the Utility for the years presented above.

The Medicare Prescription Drug, Improvement, and Modernization Act of 2003 establishes a prescription drug benefit under Medicare ("Medicare Part D") and a tax-exempt federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. PG&E Corporation and the Utility determined that benefits provided to certain participants will be at least actuarially equivalent to Medicare Part D. For the years ended December 31, 2011 and 2010, PG&E Corporation received $4 million and $3 million in federal subsidy receipts, respectively. There was no material difference between PG&E Corporation's and the Utility's Medicare Part D subsidy for 2011 and 2010, respectively.

Defined Contribution Benefit Plans

PG&E Corporation sponsors employee retirement savings plans, including a 401(k) defined contribution savings plan. These plans are qualified under applicable sections of the Code and provide for tax-deferred salary deductions, after-tax employee contributions, and employer contributions. Employer contribution expense reflected in PG&E Corporation's Consolidated Statements of Income was as follows:

(in millions) Year ended December 31,
2011	$65
2010	56
2009	52

There were no material differences between the employer contribution expense for PG&E Corporation and the Utility for the years presented above.

Resolution Of Remaining Chapter 11 Disputed Claims	12 Months Ended
Dec. 31, 2011
Resolution Of Remaining Chapter 11 Disputed Claims

NOTE 13: RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS

Various electricity suppliers filed claims in the Utility's Chapter 11 proceeding seeking payment for energy supplied to the Utility's customers through the wholesale electricity markets operated by the CAISO and the California Power Exchange ("PX") between May 2000 and June 2001. These claims, which the Utility disputes, are being addressed in various FERC and judicial proceedings in which the State of California, the Utility, and other electricity purchasers are seeking refunds from electricity suppliers, including municipal and governmental entities, for overcharges incurred in the CAISO and the PX wholesale electricity markets between May 2000 and June 2001. Hearings at the FERC are scheduled to commence on April 11, 2012 to address the Utility's and other electricity purchasers' refund claims for the May through September 2000 period.

While the FERC and judicial proceedings have been pending, the Utility entered into a number of settlements with various electricity suppliers to resolve some of these disputed claims and to resolve the Utility's refund claims against these electricity suppliers. These settlement agreements provide that the amounts payable by the parties are, in some instances, subject to adjustment based on the outcome of the various refund offset and interest issues being considered by the FERC. The settlement amounts, net of deductions for contingencies based on the outcome of the various refund offset and interest issues being considered by the FERC, will continue to be refunded to customers in rates. Additional settlement discussions with other electricity suppliers are ongoing. Any net refunds, claim offsets, or other credits that the Utility receives from energy suppliers through resolution of the remaining disputed claims, either through settlement or the conclusion of the various FERC and judicial proceedings, will also be refunded to customers.

At December 31, 2011 and December 31, 2010, the Utility held $320 million and $512 million in escrow, respectively, including interest earned, for payment of the remaining net disputed claims. These amounts are included within restricted cash on the Consolidated Balance Sheets.

The following table presents the changes in the remaining net disputed claims liability:

0000000000
(in millions)
Balance at December 31, 2010	$ 934
Interest accrued	28
Less: supplier settlements	(114)

Balance at December 31, 2011	$ 848

At December 31, 2011, the Utility's net disputed claims liability was $848 million, consisting of $673 million of remaining disputed claims (classified on the Consolidated Balance Sheets within accounts payable – disputed claims and customer refunds) and interest accrued at the FERC-ordered rate of $669 million (classified on the Consolidated Balance Sheets within interest payable) partially offset by accounts receivable from the CAISO and the PX of $494 million (classified on the Consolidated Balance Sheets within accounts receivable – other).

Interest accrues on the net disputed claims liability at the FERC-ordered rate, which is higher than the rate earned by the Utility on the escrow balance. Although the Utility has been collecting the difference between the accrued interest and the earned interest from customers, this amount is not held in escrow. If the amount of interest accrued at the FERC-ordered rate is greater than the amount of interest ultimately determined to be owed with respect to disputed claims, the Utility would refund to customers any excess net interest collected from customers. The amount of any interest that the Utility may be required to pay will depend on the final amounts to be paid by the Utility with respect to the disputed claims and when such interest is paid.

Pacific Gas And Electric Company [Member]
Resolution Of Remaining Chapter 11 Disputed Claims

NOTE 13: RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS

Various electricity suppliers filed claims in the Utility's Chapter 11 proceeding seeking payment for energy supplied to the Utility's customers through the wholesale electricity markets operated by the CAISO and the California Power Exchange ("PX") between May 2000 and June 2001. These claims, which the Utility disputes, are being addressed in various FERC and judicial proceedings in which the State of California, the Utility, and other electricity purchasers are seeking refunds from electricity suppliers, including municipal and governmental entities, for overcharges incurred in the CAISO and the PX wholesale electricity markets between May 2000 and June 2001. Hearings at the FERC are scheduled to commence on April 11, 2012 to address the Utility's and other electricity purchasers' refund claims for the May through September 2000 period.

While the FERC and judicial proceedings have been pending, the Utility entered into a number of settlements with various electricity suppliers to resolve some of these disputed claims and to resolve the Utility's refund claims against these electricity suppliers. These settlement agreements provide that the amounts payable by the parties are, in some instances, subject to adjustment based on the outcome of the various refund offset and interest issues being considered by the FERC. The settlement amounts, net of deductions for contingencies based on the outcome of the various refund offset and interest issues being considered by the FERC, will continue to be refunded to customers in rates. Additional settlement discussions with other electricity suppliers are ongoing. Any net refunds, claim offsets, or other credits that the Utility receives from energy suppliers through resolution of the remaining disputed claims, either through settlement or the conclusion of the various FERC and judicial proceedings, will also be refunded to customers.

At December 31, 2011 and December 31, 2010, the Utility held $320 million and $512 million in escrow, respectively, including interest earned, for payment of the remaining net disputed claims. These amounts are included within restricted cash on the Consolidated Balance Sheets.

The following table presents the changes in the remaining net disputed claims liability:

0000000000
(in millions)
Balance at December 31, 2010	$ 934
Interest accrued	28
Less: supplier settlements	(114)

Balance at December 31, 2011	$ 848

At December 31, 2011, the Utility's net disputed claims liability was $848 million, consisting of $673 million of remaining disputed claims (classified on the Consolidated Balance Sheets within accounts payable disputed claims and customer refunds) and interest accrued at the FERC-ordered rate of $669 million (classified on the Consolidated Balance Sheets within interest payable) partially offset by accounts receivable from the CAISO and the PX of $494 million (classified on the Consolidated Balance Sheets within accounts receivable other).

Interest accrues on the net disputed claims liability at the FERC-ordered rate, which is higher than the rate earned by the Utility on the escrow balance. Although the Utility has been collecting the difference between the accrued interest and the earned interest from customers, this amount is not held in escrow. If the amount of interest accrued at the FERC-ordered rate is greater than the amount of interest ultimately determined to be owed with respect to disputed claims, the Utility would refund to customers any excess net interest collected from customers. The amount of any interest that the Utility may be required to pay will depend on the final amounts to be paid by the Utility with respect to the disputed claims and when such interest is paid.

Related Party Agreements And Transactions	12 Months Ended
Dec. 31, 2011
Related Party Agreements And Transactions

NOTE 14: RELATED PARTY AGREEMENTS AND TRANSACTIONS

The Utility and other subsidiaries provide and receive various services to and from their parent, PG&E Corporation, and among themselves. The Utility and PG&E Corporation exchange administrative and professional services in support of operations. Services provided directly to PG&E Corporation by the Utility are priced at the higher of fully loaded cost (i.e., direct cost of good or service and allocation of overhead costs) or fair market value, depending on the nature of the services. Services provided directly to the Utility by PG&E Corporation are generally priced at the lower of fully loaded cost or fair market value, depending on the nature and value of the services. PG&E Corporation also allocates various corporate administrative and general costs to the Utility and other subsidiaries using agreed-upon allocation factors, including the number of employees, operating and maintenance expenses, total assets, and other cost allocation methodologies. Management believes that the methods used to allocate expenses are reasonable and meet the reporting and accounting requirements of its regulatory agencies.

The Utility's significant related party transactions were as follows:

	000000000	000000000	000000000
	Year Ended December 31,
	2011	2010	2009
(in millions)
Utility revenues from:
Administrative services provided to PG&E Corporation	$6	$7	$5
Utility expenses from:
Administrative services received from PG&E Corporation	$49	$55	$62
Utility employee benefit due to PG&E Corporation	33	27	3

At December 31, 2011 and December 31, 2010, the Utility had a receivable of $21 million and $89 million, respectively, from PG&E Corporation included in accounts receivable – other and other noncurrent assets – other on the Utility's Consolidated Balance Sheets, and a payable of $13 million and $16 million, respectively, to PG&E Corporation included in accounts payable – other on the Utility's Consolidated Balance Sheets.

Pacific Gas And Electric Company [Member]
Related Party Agreements And Transactions

NOTE 14: RELATED PARTY AGREEMENTS AND TRANSACTIONS

The Utility and other subsidiaries provide and receive various services to and from their parent, PG&E Corporation, and among themselves. The Utility and PG&E Corporation exchange administrative and professional services in support of operations. Services provided directly to PG&E Corporation by the Utility are priced at the higher of fully loaded cost (i.e., direct cost of good or service and allocation of overhead costs) or fair market value, depending on the nature of the services. Services provided directly to the Utility by PG&E Corporation are generally priced at the lower of fully loaded cost or fair market value, depending on the nature and value of the services. PG&E Corporation also allocates various corporate administrative and general costs to the Utility and other subsidiaries using agreed-upon allocation factors, including the number of employees, operating and maintenance expenses, total assets, and other cost allocation methodologies. Management believes that the methods used to allocate expenses are reasonable and meet the reporting and accounting requirements of its regulatory agencies.

The Utility's significant related party transactions were as follows:

	000000000	000000000	000000000
	Year Ended December 31,
	2011	2010	2009
(in millions)
Utility revenues from:
Administrative services provided to PG&E Corporation	$6	$7	$5
Utility expenses from:
Administrative services received from PG&E Corporation	$49	$55	$62
Utility employee benefit due to PG&E Corporation	33	27	3

At December 31, 2011 and December 31, 2010, the Utility had a receivable of $21 million and $89 million, respectively, from PG&E Corporation included in accounts receivable other and other noncurrent assets other on the Utility's Consolidated Balance Sheets, and a payable of $13 million and $16 million, respectively, to PG&E Corporation included in accounts payable other on the Utility's Consolidated Balance Sheets.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies

NOTE 15: COMMITMENTS AND CONTINGENCIES

PG&E Corporation and the Utility have substantial financial commitments in connection with agreements entered into to support the Utility's operating activities. PG&E Corporation and the Utility also have significant contingencies arising from their operations, including contingencies related to guarantees, regulatory proceedings, nuclear operations, legal matters, and environmental remediation.

Commitments

Third-Party Power Purchase Agreements

As part of the ordinary course of business, the Utility enters into various agreements to purchase power and electric capacity. The price of purchased power may be fixed or variable. Variable pricing is generally based on the current market price of either natural gas or electricity at the date of delivery.

The table below shows the costs incurred for each type of third-party power purchase agreement for the following periods:

	000000000	000000000	000000000
	Payments
(in millions)	2011	2010	2009
Qualifying facilities(1)	$ 1,069	$ 1,164	$ 1,210
Renewable energy contracts	622	573	362
Other power purchase agreements	690	657	701
(1) Payments include $297, $321, and $344 attributable to renewable energy contracts with qualifying facilities at December 31, 2011, 2010 and 2009, respectively.

Qualifying Facility Power Purchase Agreements – Under the Public Utility Regulatory Policies Act of 1978 ("PURPA"), electric utilities are required to purchase energy and capacity from independent power producers with generation facilities that meet the statutory definition of a qualifying facility ("QF"). QFs include small power production facilities whose primary energy sources are co-generation facilities that produce combined heat and power and renewable generation facilities. To implement the purchase requirements of PURPA, the CPUC required California investor-owned electric utilities to enter into long-term power purchase agreements with QFs and approved the applicable terms and conditions, prices, and eligibility requirements. These agreements require the Utility to pay for energy and capacity. Energy payments are based on the QF's electrical output and CPUC-approved energy prices, while capacity payments are based on the QF's total available capacity and contractual capacity commitment. Capacity payments may be adjusted if the QF exceeds or fails to meet performance requirements specified in the applicable power purchase agreement.

As of December 31, 2011, the Utility had agreements with 217 QFs for approximately 3,400 megawatts ("MW") that are in operation. Agreements for approximately 3,100 MW expire at various dates between 2012 and 2028. QF power purchase agreements for approximately 300 MW have no specific expiration dates and will terminate only when the owner of the QF exercises its termination option. The Utility also has power purchase agreements with 72 inoperative QFs. The total operational QF agreements consist of approximately 2,200 MW from cogeneration projects and approximately 1,200 MW from renewable sources.

Renewable Energy Power Purchase Agreements – The Utility has entered into various contracts to purchase renewable energy to help the Utility meet the current renewable portfolio standard ("RPS") requirement. California law requires retail sellers of electricity to comply with the RPS by purchasing renewable energy so that the amount of electricity delivered from eligible renewable resources equals at least 33% of their total retail sales. In general, renewable contract payments consist primarily of per megawatt hour payments and either a small or no fixed capacity payment. The Utility's obligations under a significant portion of these agreements are contingent on the third party's construction of new generation facilities. As shown in the table below, the Utility's commitments for energy payments under these renewable energy agreements are expected to grow significantly, assuming that the facilities are developed timely.

Other Power Purchase Agreements – In accordance with the Utility's CPUC-approved long-term procurement plans, the Utility has entered into several power purchase agreements for conventional generation resources, which include tolling agreements and resource adequacy agreements. The Utility's obligations under a portion of these agreements are contingent on the third parties' development of new generation facilities to provide the power to be purchased by the Utility under the agreements. The Utility also has agreements with various irrigation districts and water agencies to purchase hydroelectric power that require the Utility to make semi-annual fixed minimum payments. In addition, these agreements require the Utility to make variable payments based on the operating and maintenance costs incurred by the irrigation districts and water agencies.

At December 31, 2011, the undiscounted future expected payment obligations under power purchase agreements that have been approved by the CPUC and have completed major milestones for construction were as follows:

(in millions)	Qualifying Facility	Renewable (Other than QF)	Other	Total Payments
2012	$ 736	$ 831	$ 656	$ 2,223
2013	781	1,058	807	2,646
2014	807	1,269	646	2,722
2015	725	1,352	614	2,691
2016	690	1,370	601	2,661
Thereafter	3,341	18,058	3,726	25,125

Total	$ 7,080	$ 23,938	$ 7,050	$ 38,068

The table above excludes $34 billion of future expected payments that were previously included in prior periods related to agreements ranging from 10 to 25 years in length that are cancellable if the construction of a new generation facility have not met certain contractual milestones with respect to construction. Based on the Utility's experience with these types of facilities, the Utility has determined that there is more than a remote chance that contracts could be cancelled until the generation facilities have commenced construction.

Some of the power purchase agreements that the Utility entered into with independent power producers that are QFs are treated as capital leases. The following table shows the future fixed capacity payments due under the QF contracts that are treated as capital leases. (These amounts are also included in the table above.) The fixed capacity payments are discounted to their present value in the table below using the Utility's incremental borrowing rate at the inception of the leases. The amount of this discount is shown in the table below as the amount representing interest.

september 3000
(in millions)
2012	$ 50
2013	50
2014	42
2015	38
2016	36
Thereafter	89

Total fixed capacity payments	305
Less: amount representing interest	57

Present value of fixed capacity payments	$ 248

Minimum lease payments associated with the lease obligations are included in cost of electricity on PG&E Corporation's and the Utility's Consolidated Statements of Income. The timing of the recognition of the lease expense conforms to the ratemaking treatment for the Utility's recovery of the cost of electricity. The QF contracts that are treated as capital leases expire between April 2014 and September 2021.

The present value of the fixed capacity payments due under these contracts is recorded on PG&E Corporation's and the Utility's Consolidated Balance Sheets. At December 31, 2011 and 2010, current liabilities – other included $36 million and $34 million, respectively, and noncurrent liabilities – other included $212 million and $248 million, respectively. The corresponding assets at December 31, 2011 and 2010 of $248 million and $282 million including accumulated amortization of $160 million and $126 million, respectively are included in property, plant, and equipment on PG&E Corporation's and the Utility's Consolidated Balance Sheets.

Natural Gas Supply, Transportation, and Storage Commitments

The Utility purchases natural gas directly from producers and marketers in both Canada and the United States to serve its core customers and to fuel its owned-generation facilities. The Utility also contracts for natural gas transportation from the points at which the Utility takes delivery (typically in Canada, the US Rocky Mountain supply area, and the southwestern United States) to the points at which the Utility's natural gas transportation system begins. In addition, the Utility has contracted for natural gas storage services in northern California in order to better meet core customers' winter peak loads.

At December 31, 2011, the Utility's undiscounted future expected payment obligations were as follows:

september 3000
(in millions)
2012	$ 746
2013	249
2014	198
2015	188
2016	152
Thereafter	974

Total	$ 2,507

Costs incurred for natural gas purchases, natural gas transportation services, and natural gas storage amounted to $1.8 billion in 2011, $1.6 billion in 2010, and $1.4 billion in 2009.

Nuclear Fuel Agreements

The Utility has entered into several purchase agreements for nuclear fuel. These agreements have terms ranging from one to 14 years and are intended to ensure long-term nuclear fuel supply. The contracts for uranium and for conversion and enrichment services provide for 100% coverage of reactor requirements through 2016, while contracts for fuel fabrication services provide for 100% coverage of reactor requirements through 2017. The Utility relies on a number of international producers of nuclear fuel in order to diversify its sources and provide security of supply. Pricing terms are also diversified, ranging from market-based prices to base prices that are escalated using published indices.

At December 31, 2011, the undiscounted future expected payment obligations were as follows:

september 3000
(in millions)
2012	$ 88
2013	89
2014	130
2015	189
2016	141
Thereafter	909

Total	$ 1,546

Payments for nuclear fuel amounted to $77 million in 2011, $144 million in 2010, and $141 million in 2009.

Other Commitments

The Utility has other commitments relating to operating leases. At December 31, 2011, the future minimum payments related to these commitments were as follows:

september 3000
(in millions)
2012	$ 30
2013	27
2014	20
2015	16
2016	15
Thereafter	81

Total	$ 189

Payments for other commitments relating to operating leases amounted to $27 million in 2011, $25 million in 2010, and $22 million in 2009. PG&E Corporation and the Utility had operating leases on office facilities expiring at various dates from 2012 to 2022. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from 1% to 4%. The rentals payable under these leases may increase by a fixed amount each year, a percentage of a base year, or the consumer price index. Most leases contain extension options ranging between one and five years.

Underground Electric Facilities

At December 31, 2011, the Utility was committed to spending approximately $292 million for the conversion of existing overhead electric facilities to underground electric facilities. These funds are conditionally committed depending on the timing of the work, including the schedules of the respective cities, counties, and communications utilities involved. The Utility expects to spend approximately $61 million to $86 million each year in connection with these projects. Consistent with past practice, the Utility expects that these capital expenditures will be included in rate base as each individual project is completed and recoverable in rates charged to customers.

Contingencies

PG&E Corporation

PG&E Corporation retains a guarantee related to certain obligations of its former subsidiary, National Energy & Gas Transmission, Inc. ("NEGT"), that were issued to the purchaser of an NEGT subsidiary company in 2000. PG&E Corporation's primary remaining exposure relates to any potential environmental obligations that were known to NEGT at the time of the sale but not disclosed to the purchaser, and is limited to $150 million. PG&E Corporation has not received any claims nor does it consider it probable that any claims will be made under the guarantee. PG&E Corporation believes that if it were required to satisfy its obligations under this guarantee any required payments would not have a material impact on its financial condition, results of operations, or cash flows.

Utility

Spent Nuclear Fuel Storage Proceedings

Under federal law, the U.S. Department of Energy ("DOE") was required to dispose of spent nuclear fuel and high-level radioactive waste from electric utilities with commercial nuclear power plants no later than January 31, 1998, in exchange for fees paid by the utilities. The DOE failed to meet its contractual obligation to dispose of nuclear waste from the Utility's nuclear generating facility at Diablo Canyon and its retired facility at Humboldt Bay ("Humboldt Bay Unit 3"). As a result, the Utility constructed an interim dry cask storage facility to store spent fuel at Diablo Canyon through at least 2024.

The Utility and other nuclear power plant owners sued the DOE to recover costs that they incurred to build on-site storage facilities. The Utility sought to recover $92 million of costs that it incurred through 2004. After several years of litigation, the U.S. Court of Federal Claims awarded the Utility $89 million on March 30, 2010. The DOE filed an appeal of this decision on May 28, 2010. The appeal was argued in the Federal Circuit Court of Appeals on March 10, 2011. The Utility is awaiting a decision on the appeal and has not recorded any receivable for the award.

Additionally, on August 3, 2010, the Utility filed two complaints against the DOE in the U.S. Court of Federal Claims seeking to recover all costs incurred since 2005 to build on-site storage facilities. The Utility estimates that it has incurred at least $205 million of such costs since 2005. Any amounts recovered from the DOE will be credited to customers.

Nuclear Insurance

The Utility has several types of nuclear insurance for the two nuclear generating units at Diablo Canyon and Humboldt Bay Unit 3. The Utility has insurance coverage for property damages and business interruption losses as a member of Nuclear Electric Insurance Limited ("NEIL"). NEIL is a mutual insurer owned by utilities with nuclear facilities. NEIL provides property damage and business interruption coverage of up to $3.2 billion per incident ($2.7 billion for property damage and $490 million for business interruption) for Diablo Canyon. In addition, NEIL provides $131 million of property damage insurance for Humboldt Bay Unit 3. Under this insurance, if any nuclear generating facility insured by NEIL suffers a catastrophic loss, the Utility may be required to pay an additional premium of up to $40 million per one-year policy term. NRC regulations require that the Utility's property damage insurance policies provide that all proceeds from such insurance be applied, first, to place the plant in a safe and stable condition after an accident and, second, to decontaminate the plant before any proceeds can be used for decommissioning or plant repair.

NEIL policies also provide coverage for damages caused by acts of terrorism at nuclear power plants. Certain acts of terrorism may be "certified" by the Secretary of the Treasury. If damages are caused by certified acts of terrorism, NEIL can obtain compensation from the federal government and will provide up to its full policy limit of $3.2 billion for each insured loss. In contrast, NEIL would treat all non-certified terrorist acts occurring within a 12-month period against one or more commercial nuclear power plants insured by NEIL as one event and the owners of the affected plants would share the $3.2 billion policy limit amount.

Under the Price-Anderson Act, public liability claims that arise from nuclear incidents that occur at Diablo Canyon, and that occur during the transportation of material to and from Diablo Canyon are limited to $12.6 billion. As required by the Price-Anderson Act, the Utility purchased the maximum available public liability insurance of $375 million for Diablo Canyon. The balance of the $12.6 billion of liability protection is provided under a loss-sharing program among utilities owning nuclear reactors. The Utility may be assessed up to $235 million per nuclear incident under this program, with payments in each year limited to a maximum of $35 million per incident. Both the maximum assessment and the maximum yearly assessment are adjusted for inflation at least every five years. The next scheduled adjustment is due on or before October 29, 2013.

The Price-Anderson Act does not apply to public liability claims that arise from nuclear incidents that occur during shipping of nuclear material from the nuclear fuel enricher to a fuel fabricator or that occur at the fuel fabricator's facility. Such claims are covered by nuclear liability policies purchased by the enricher and the fuel fabricator as well as by separate supplier's and transporter's ("S&T") insurance policies. The Utility has a S&T policy that provides coverage for claims arising from some of these incidents up to a maximum of $375 million per incident.

In addition, the Utility has $53 million of liability insurance for Humboldt Bay Unit 3 and has a $500 million indemnification from the NRC for public liability arising from nuclear incidents, covering liabilities in excess of the $53 million of liability insurance.

If the Utility incurs losses in connection with any of its nuclear generation facilities that are either not covered by insurance or exceed the amount of insurance available, such losses could have a material effect on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

Legal and Regulatory Contingencies

PG&E Corporation and the Utility are subject to various laws and regulations and, in the normal course of business, PG&E Corporation and the Utility are named as parties in a number of claims and lawsuits. In addition, the Utility can incur penalties for failure to comply with federal, state, or local laws and regulations.

PG&E Corporation and the Utility record a provision for a loss when it is both probable that a loss has been incurred and the amount of the loss can be reasonably estimated. PG&E Corporation and the Utility evaluate the range of reasonably estimated losses and record a provision based on the lower end of the range, unless an amount within the range is a better estimate than any other amount. These accruals, and the estimates of any additional reasonably possible losses (or reasonably possible losses in excess of the amounts accrued), are reviewed quarterly and are adjusted to reflect the impacts of negotiations, discovery, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular matter. In assessing such contingencies, PG&E Corporation's and the Utility's policy is to exclude anticipated legal costs.

The accrued liability associated with claims and litigation, regulatory proceedings, penalties, and other legal matters (other than third-party claims and penalties related to the San Bruno accident and natural gas matters) totaled $52 million at December 31, 2011 and $55 million at December 31, 2010 and are included in PG&E Corporation's and the Utility's current liabilities – other in the Consolidated Balance Sheets. Except as discussed below, PG&E Corporation and the Utility do not believe that losses associated with legal and regulatory contingencies would have a material impact on their financial condition, results of operations, or cash flows.

Natural Gas Matters

On September 9, 2010, an underground 30-inch natural gas transmission pipeline (Line 132) owned and operated by the Utility, ruptured in a residential area located in the City of San Bruno, California (the "San Bruno accident"). The ensuing explosion and fire resulted in the deaths of eight people, numerous personal injuries, and extensive property damage. The National Transportation Safety Board ("NTSB"), an independent review panel appointed by the CPUC, and the CPUC's Consumer Protection and Safety Division ("CPSD") completed investigations into the causes of the accident, placing the blame primarily on the Utility. In January 2012, the CPSD issued its report containing the findings of its investigation into the San Bruno accident and alleged that the Utility committed numerous violations of applicable laws and regulations.

The CPUC has issued three orders instituting investigations pertaining to the Utility's natural gas operations, including an investigation into the San Bruno accident to consider the CPSD's allegations. Additionally, under the CPUC's new citation program, the Utility has self-reported to the CPUC that the Utility failed to comply with various regulations and orders applicable to natural gas operating practices. The Utility believes it is probable that the CPUC will impose material penalties in connection with these pending investigations and self-reported violations. See "Pending CPUC Investigations and Enforcement Matters" below. It is reasonably possible that an investigation of the San Bruno accident by state and federal authorities could also result in the imposition of civil or criminal penalties on the Utility. See "Criminal Investigation" below.

Finally, various civil lawsuits have been filed by residents of San Bruno in California state courts against PG&E Corporation and the Utility related to the San Bruno accident. These lawsuits seek compensation for personal injury and property damage and other relief, including punitive damages. See "Third-Party Claims" below.

Pending CPUC Investigations and Enforcement Matters

On February 24, 2011, the CPUC commenced an investigation pertaining to safety recordkeeping for Line 132, as well as for the Utility's entire gas transmission system. The Utility has provided extensive information to the CPUC, including information regarding its records, some of which date from 1955. The CPSD is scheduled to file its report on the Utility's recordkeeping practices on March 5, 2012. Hearings for the investigation are scheduled for September 2012 with a final decision expected in February 2013.

On November 10, 2011, the CPUC commenced an investigation pertaining to the Utility's operation of its natural gas transmission pipeline system in or near locations of higher population density. Under federal and state regulations, the class location designation of a pipeline is based on the types of buildings, population density, or level of human activity near the segment of pipeline, and is used to determine the maximum allowable operating pressure ("MAOP") up to which a pipeline can be operated. On January 17, 2012, the Utility reported that 162 miles of pipeline had a current class location designation that was higher than reflected in the Utility's Geographic Information System. Most of the misclassifications were attributable to the Utility's failure to correctly identify development or well-defined areas near the pipeline. The Utility determined that some segments had been incorrectly classified since 1971. The Utility also determined that it had not timely performed a class location study for certain segments and did not confirm the MAOP of those segments for which the Utility had not timely identified a change in class location. On February 2, 2012, the Utility filed an update reporting that approximately 10 miles had been operating at a MAOP higher than allowed for their current class location. A prehearing conference was held on February 3, 2012 at which the assigned administrative law judge ("ALJ") set April 2, 2012 as the date for the Utility to submit a second update reporting the final results of its validation of the class location data. The ALJ will set a second prehearing conference during the week of April 16, 2012.

On January 12, 2012, the CPUC commenced an investigation to determine whether the Utility violated applicable laws and requirements in connection with the San Bruno accident as alleged by the CPSD. In its report, the CPSD alleged that the San Bruno accident was caused by the Utility's failure to follow accepted industry practice when installing the section of pipe that failed, the Utility's failure to comply with federal pipeline integrity management requirements, the Utility's inadequate record keeping practices, deficiencies in the Utility's data collection and reporting system, inadequate procedures to handle emergencies and abnormal conditions, the Utility's deficient emergency response actions after the incident, and a systemic failure of the Utility's corporate culture that emphasized profits over safety. The CPUC stated that the scope of the investigation will include all past operations, practices and other events or courses of conduct that could have led to or contributed to the San Bruno accident, as well as, the Utility's compliance with CPUC orders and resolutions issued since the date of the San Bruno accident. The CPUC noted that the CPSD's investigation is ongoing and that the CPSD could raise additional concerns that it could request the CPUC to consider.

Finally, in December 2011, the CPUC delegated authority to its staff to enforce compliance with certain state and federal regulations related to the safety of natural gas facilities and utilities' natural gas operating practices, including the authority to levy citations and impose penalties. The Utility has filed several self-reports to inform the CPUC of violations of various regulations and orders applicable to its natural gas operating practices. Recently, the CPSD issued a citation to the Utility that included a penalty of approximately $17 million for certain self-reported violations for failing to conduct periodic surveys due to plat maps being misplaced. The Utility has appealed the penalty, in part, on the basis that the penalty amount is inappropriate in the circumstances and that the CPSD over-counted the number of violations. The CPSD may issue additional citations and impose penalties on the Utility for other violations the Utility has reported to the CPUC.

Penalties Conclusion

If the CPUC determines that the Utility violated applicable laws, rules or orders, in connection with these above matters, the CPUC can impose penalties of up to $20,000 per day, per violation. (For violations that are considered to have occurred on or after January 1, 2012, the statutory penalty has increased to a maximum of $50,000 per day, per violation.) The CPUC has wide discretion to determine the amount of penalties based on the totality of the circumstances, including such factors as the number of violations; the length of time the violations existed; the severity of the violations, including the type of harm caused by the violations and the number of persons affected; conduct taken to prevent, detect, disclose or rectify the violations; and the financial resources of the regulated entity. The CPUC has historically exercised this discretion in determing penalties. The CPUC has stated that it is prepared to impose very significant penalties if the evidence adduced at hearing establishes that the Utility's policies and practices contributed to the loss of life, injuries, or loss of property resulting from the San Bruno accident.

PG&E Corporation and the Utility believe it is probable that the CPUC will impose total penalties of at least $200 million on the Utility as a result of these investigations and the Utility's self-reported violations and have accrued this amount as of December 31, 2011. In reaching this conclusion, management has considered, among other factors, the findings and allegations contained in the reports recently issued by the CPSD; the Utility's self-reports to the CPUC that some of the Utility's past natural gas operating practices did not comply with applicable laws and regulations for a significant period of time; and the outcome of prior CPUC investigations of other matters. PG&E Corporation and the Utility are unable to estimate the reasonably possible amount of penalties in excess of the amount accrued, and such amounts could be material. Among other factors, PG&E Corporation and the Utility are uncertain whether additional citations or violations will be identified; how the CPUC will exercise its discretion in calculating the ultimate amount of penalties; whether the ultimate amount of penalties will be determined separately for each matter above or in the aggregate; and whether and how the CPUC will consider the broader impacts of the San Bruno accident on the Utility's results of operations, financial condition, and cash flows.

The Utility's estimates and assumptions are subject to change as the CPUC investigations progress and more information becomes known, and such changes are likely to have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

Criminal Investigation

On June 9, 2011, the Utility was notified that representatives from the U.S. Department of Justice, the California Attorney General's Office, and the San Mateo County District Attorney's Office are conducting an investigation of the San Bruno accident. The Utility is cooperating with the investigation.

PG&E Corporation and the Utility are unable to estimate the amount (or range of amounts) of reasonably possible losses associated with any civil or criminal penalties that could be imposed on the Utility.

Third-Party Claims

Approximately 100 lawsuits involving third-party claims for personal injury and property damage in connection with the San Bruno accident, including two class action lawsuits, have been filed against PG&E Corporation and the Utility on behalf of approximately 370 plaintiffs. The lawsuits seek compensation for these third-party claims and other relief, including punitive damages. These cases have been coordinated and assigned to one judge in the San Mateo County Superior Court. The judge overseeing the coordinated San Bruno accident civil litigation has set a trial date of July 23, 2012 for the first of these lawsuits. The Utility has publicly stated that it is liable for the San Bruno accident and will take financial responsibility to compensate all of the victims for the injuries they suffered as a result of the accident.

The Utility recorded $220 million in 2010 and $155 million in 2011 for estimated third-party claims related to the San Bruno accident, for a cumulative provision of $375 million. The Utility estimates it is reasonably possible that it may incur as much as an additional $225 million for third-party claims, for a total loss of $600 million, increased from the $400 million total loss previously estimated in 2010. The Utility's change in estimate resulted primarily from new information regarding the nature of claims filed against the Utility, experience to date in resolving cases, and developments in the litigation and regulatory proceedings related to the San Bruno accident. PG&E Corporation and the Utility are unable to estimate the amount (or range of amounts) of reasonably possible losses associated with any punitive damages related to these matters. As more information becomes known, estimates and assumptions regarding the amount of liability incurred may be subject to further changes. Future changes in estimates may have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows in the period during which they are recorded.

The following amounts were accrued for third-party claims in other current liabilities in PG&E Corporation's and the Utility's Consolidated Balance Sheets:

(in millions)
Balance at January 1, 2010	$0
Loss accrued	220
Less: Payments	(6)

Balance at December 31, 2010	214
Additional loss accrued	155
Less: Payments	(92)

Balance at December 31, 2011	$277

Additionally, the Utility has liability insurance from various insurers who provide coverage at different policy limits that are triggered in sequential order or "layers." Generally, as the policy limit for a layer is exhausted the next layer of insurance becomes available. The aggregate amount of this insurance coverage is approximately $992 million in excess of a $10 million deductible. The Utility submitted insurance claims to certain insurers for the lower layers and recognized $99 million for insurance recoveries during the year end December 31, 2011. As of December 31, 2011, $22 million was recorded as a receivable for insurance recoveries in PG&E Corporation's and the Utility's Consolidated Balance Sheets. Although the Utility believes that a significant portion of costs incurred for third-party claims relating to the San Bruno accident will ultimately be recovered through its insurance, it is unable to predict the amount and timing of additional insurance recoveries.

Environmental Remediation Contingencies

The Utility has been, and may be required to pay for environmental remediation at sites where it has been, or may be, a potentially responsible party under federal and state environmental laws. These sites include former manufactured gas plant ("MGP") sites, power plant sites, gas gathering sites, sites where natural gas compressor stations are located, and sites used by the Utility for the storage, recycling, or disposal of potentially hazardous substances. Under federal and California laws, the Utility may be responsible for remediation of hazardous substances even if it did not deposit those substances on the site.

Given the complexities of the legal and regulatory environment and the inherent uncertainties involved in the early stages of a remediation project, the process for estimating remediation liabilities is subjective and requires significant judgment. The Utility records an environmental remediation liability when site assessments indicate that remediation is probable and it can reasonably estimate the loss within a range of possible amounts. The Utility records an environmental remediation liability based on the lower end of the range of estimated costs, unless an amount within the range is a better estimate than any other amount. Amounts recorded are not discounted to their present value.

The following table presents the changes in the environmental remediation liability from December 31, 2010:

(in millions)
Balance at December 31, 2010	$612
Additional remediation costs accrued:
Transfer to regulatory account for recovery	169
Amounts not recoverable from customers	156
Less: Payments	(152)

Balance at December 31, 2011	$785

The $785 million accrued at December 31, 2011 consisted of the following:

•	$149 million for remediation at the Utility's natural gas compressor site located near Hinkley, California ("Hinkley natural gas compressor site"), as described below;

•	$218 million for remediation at the Utility's natural gas compressor site located on the California border, near Topock, Arizona;

•	$81 million related to a remediation liability that the Utility retained after selling certain fossil fuel-fired generation facilities in 1998 and 1999;

•	$133 million related to remediation costs for the Utility's generation facilities (other than remediation costs for fossil fuel-fired generation), other facilities, and for third-party disposal sites;

•

$154 million related to investigation and/or remediation costs at former MGP sites owned by the Utility or third parties (including those sites that are the subject of remediation orders by environmental agencies or claims by the current owners of the former MGP sites); and

•	$50 million related to remediation costs for decommissioning fossil fuel-fired generation facilities and sites.

Hinkley Natural Gas Compressor Site

The Utility is legally responsible for remediating groundwater contamination caused by hexavalent chromium used in the past at the Utility's natural gas compressor site located near Hinkley, California. The Utility is also required to take measures to abate the effects of the contamination on the environment. The Utility's remediation and abatement efforts are subject to the regulatory authority of the California Regional Water Quality Control Board, Lahontan Region ("Regional Board"). The Regional Board has issued several orders directing the Utility to implement interim remedial measures to both reduce the mass of the underground plume of hexavalent chromium and to monitor and control movement of the plume.

In August 2010, the Utility filed a comprehensive feasibility study with the Regional Board that included an evaluation of possible alternatives for a final groundwater remediation plan. The Utility filed several addendums to its feasibility study based on additional analyses of remediation alternatives and further information from the Regional Board. In September 2011, the Utility submitted a final remediation plan to the Regional Board that recommends a combination of remedial methods, including using pumped groundwater from extraction wells to irrigate agricultural land and in-situ treatment of the contaminated water. The Regional Board stated that it anticipates releasing a draft environmental impact report ("EIR") in the second half of 2012 and that it will consider certification of the final EIR, which will include the final approved remediation plan, by the end of 2012.

On October 11, 2011, the Regional Board issued an amended cleanup and abatement order to require the Utility to provide an interim and permanent replacement water system for certain properties with domestic wells containing hexavalent chromium concentrations above the 3.1 parts per billion ("ppb") background level and to propose a method to evaluate individual wells with hexavalent chromium concentrations below 3.1 ppb in the affected area to determine if they have been impacted by the Utility's past operations. The order requires the Utility to provide evidence to prove that the provided water meets primary and secondary drinking water standards and contains hexavalent chromium in concentrations no greater than 0.02 ppb. The order notes that for purposes of this standard, drinking water must test below the reporting limit of 0.06 ppb due to the limitation of laboratory analysis of low levels of chromium. On October 25, 2011, the Utility filed a stay request and petition with the California State Water Resources Control Board ("State Board") and requested that the State Board determine that the Utility is not required to comply with these provisions of the order, in part, because the Utility believes that it is not feasible to implement the ordered actions and that the ordered actions are not supported by California law. The Regional Board's response to the petition is due by February 20, 2012.

As of December 31, 2011 and December 31, 2010, $149 million and $45 million, respectively, were accrued in PG&E Corporation's and the Utility's Consolidated Balance Sheets for estimated undiscounted future remediation costs associated with the Hinkley site. During 2011, the Utility increased its provision for environmental remediation liabilities by $140 million due to changes in cost estimates and assumptions associated with the developments described above. During 2011, the Utility spent $36 million for remediation costs at Hinkley. Future costs will depend on many factors, including when and whether the Regional Board certifies the final remediation plan, the extent of the groundwater chromium plume, the levels of hexavalent chromium the Utility is required to use as the standard for remediation, and the scope of requirements to provide a permanent water replacement system to affected residents. As more information becomes known regarding these factors, estimates and assumptions regarding the amount of liability incurred may be subject to further changes. Future changes in estimates may have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

The Utility is unable to recover remediation costs for the Hinkley site through customer rates. As a result, future increases to the Utility's provision for its remediation liability will impact PG&E Corporation's and the Utility's financial results.

Reasonably Possible Environmental Contingencies

Although the Utility has provided for known environmental obligations that are probable and reasonably estimable, estimated costs may vary significantly from actual costs, and the amount of additional future costs may be material to results of operations in the period in which they are recognized. The Utility's undiscounted future costs could increase to as much as $1.5 billion (including amounts related to the Hinkley natural gas compressor site) if the extent of contamination or necessary remediation is greater than anticipated or if the other potentially responsible parties are not financially able to contribute to these costs, and could increase further if the Utility chooses to remediate beyond regulatory requirements.

Recoveries of Environmental Remediation Costs

The CPUC has authorized the Utility to recover 90% of its hazardous substance remediation costs from customers without a reasonableness review for certain approved sites (excluding any remediation costs associated with the Hinkley natural gas compressor site). The Utility expects to recover $393 million through this ratemaking mechanism. The CPUC has historically authorized the Utility to recover 100% of its remediation costs for decommissioning fossil fuel-fired generation facilities and sites through decommissioning funds collected in rates, and the Utility believes it is probable that it will continue to recover these costs in the future. The Utility expects to recover $50 million through this ratemaking mechanism and an additional $68 million from other ratemaking mechanisms. Finally, the Utility also recovers these costs from insurance carriers and from other third parties whenever possible. Any amounts collected in excess of the Utility's ultimate obligations may be subject to refund to customers.

Pacific Gas And Electric Company [Member]
Commitments And Contingencies

NOTE 15: COMMITMENTS AND CONTINGENCIES

PG&E Corporation and the Utility have substantial financial commitments in connection with agreements entered into to support the Utility's operating activities. PG&E Corporation and the Utility also have significant contingencies arising from their operations, including contingencies related to guarantees, regulatory proceedings, nuclear operations, legal matters, and environmental remediation.

Commitments

Third-Party Power Purchase Agreements

As part of the ordinary course of business, the Utility enters into various agreements to purchase power and electric capacity. The price of purchased power may be fixed or variable. Variable pricing is generally based on the current market price of either natural gas or electricity at the date of delivery.

The table below shows the costs incurred for each type of third-party power purchase agreement for the following periods:

	000000000	000000000	000000000
	Payments
(in millions)	2011	2010	2009
Qualifying facilities(1)	$ 1,069	$ 1,164	$ 1,210
Renewable energy contracts	622	573	362
Other power purchase agreements	690	657	701
(1) Payments include $297, $321, and $344 attributable to renewable energy contracts with qualifying facilities at December 31, 2011, 2010 and 2009, respectively.

Qualifying Facility Power Purchase Agreements – Under the Public Utility Regulatory Policies Act of 1978 ("PURPA"), electric utilities are required to purchase energy and capacity from independent power producers with generation facilities that meet the statutory definition of a qualifying facility ("QF"). QFs include small power production facilities whose primary energy sources are co-generation facilities that produce combined heat and power and renewable generation facilities. To implement the purchase requirements of PURPA, the CPUC required California investor-owned electric utilities to enter into long-term power purchase agreements with QFs and approved the applicable terms and conditions, prices, and eligibility requirements. These agreements require the Utility to pay for energy and capacity. Energy payments are based on the QF's electrical output and CPUC-approved energy prices, while capacity payments are based on the QF's total available capacity and contractual capacity commitment. Capacity payments may be adjusted if the QF exceeds or fails to meet performance requirements specified in the applicable power purchase agreement.

As of December 31, 2011, the Utility had agreements with 217 QFs for approximately 3,400 megawatts ("MW") that are in operation. Agreements for approximately 3,100 MW expire at various dates between 2012 and 2028. QF power purchase agreements for approximately 300 MW have no specific expiration dates and will terminate only when the owner of the QF exercises its termination option. The Utility also has power purchase agreements with 72 inoperative QFs. The total operational QF agreements consist of approximately 2,200 MW from cogeneration projects and approximately 1,200 MW from renewable sources.

Renewable Energy Power Purchase Agreements – The Utility has entered into various contracts to purchase renewable energy to help the Utility meet the current renewable portfolio standard ("RPS") requirement. California law requires retail sellers of electricity to comply with the RPS by purchasing renewable energy so that the amount of electricity delivered from eligible renewable resources equals at least 33% of their total retail sales. In general, renewable contract payments consist primarily of per megawatt hour payments and either a small or no fixed capacity payment. The Utility's obligations under a significant portion of these agreements are contingent on the third party's construction of new generation facilities. As shown in the table below, the Utility's commitments for energy payments under these renewable energy agreements are expected to grow significantly, assuming that the facilities are developed timely.

Other Power Purchase Agreements – In accordance with the Utility's CPUC-approved long-term procurement plans, the Utility has entered into several power purchase agreements for conventional generation resources, which include tolling agreements and resource adequacy agreements. The Utility's obligations under a portion of these agreements are contingent on the third parties' development of new generation facilities to provide the power to be purchased by the Utility under the agreements. The Utility also has agreements with various irrigation districts and water agencies to purchase hydroelectric power that require the Utility to make semi-annual fixed minimum payments. In addition, these agreements require the Utility to make variable payments based on the operating and maintenance costs incurred by the irrigation districts and water agencies.

At December 31, 2011, the undiscounted future expected payment obligations under power purchase agreements that have been approved by the CPUC and have completed major milestones for construction were as follows:

(in millions)	Qualifying Facility	Renewable (Other than QF)	Other	Total Payments
2012	$ 736	$ 831	$ 656	$ 2,223
2013	781	1,058	807	2,646
2014	807	1,269	646	2,722
2015	725	1,352	614	2,691
2016	690	1,370	601	2,661
Thereafter	3,341	18,058	3,726	25,125

Total	$ 7,080	$ 23,938	$ 7,050	$ 38,068

The table above excludes $34 billion of future expected payments that were previously included in prior periods related to agreements ranging from 10 to 25 years in length that are cancellable if the construction of a new generation facility have not met certain contractual milestones with respect to construction. Based on the Utility's experience with these types of facilities, the Utility has determined that there is more than a remote chance that contracts could be cancelled until the generation facilities have commenced construction.

Some of the power purchase agreements that the Utility entered into with independent power producers that are QFs are treated as capital leases. The following table shows the future fixed capacity payments due under the QF contracts that are treated as capital leases. (These amounts are also included in the table above.) The fixed capacity payments are discounted to their present value in the table below using the Utility's incremental borrowing rate at the inception of the leases. The amount of this discount is shown in the table below as the amount representing interest.

september 3000
(in millions)
2012	$ 50
2013	50
2014	42
2015	38
2016	36
Thereafter	89

Total fixed capacity payments	305
Less: amount representing interest	57

Present value of fixed capacity payments	$ 248

Minimum lease payments associated with the lease obligations are included in cost of electricity on PG&E Corporation's and the Utility's Consolidated Statements of Income. The timing of the recognition of the lease expense conforms to the ratemaking treatment for the Utility's recovery of the cost of electricity. The QF contracts that are treated as capital leases expire between April 2014 and September 2021.

The present value of the fixed capacity payments due under these contracts is recorded on PG&E Corporation's and the Utility's Consolidated Balance Sheets. At December 31, 2011 and 2010, current liabilities – other included $36 million and $34 million, respectively, and noncurrent liabilities – other included $212 million and $248 million, respectively. The corresponding assets at December 31, 2011 and 2010 of $248 million and $282 million including accumulated amortization of $160 million and $126 million, respectively are included in property, plant, and equipment on PG&E Corporation's and the Utility's Consolidated Balance Sheets.

Natural Gas Supply, Transportation, and Storage Commitments

The Utility purchases natural gas directly from producers and marketers in both Canada and the United States to serve its core customers and to fuel its owned-generation facilities. The Utility also contracts for natural gas transportation from the points at which the Utility takes delivery (typically in Canada, the US Rocky Mountain supply area, and the southwestern United States) to the points at which the Utility's natural gas transportation system begins. In addition, the Utility has contracted for natural gas storage services in northern California in order to better meet core customers' winter peak loads.

At December 31, 2011, the Utility's undiscounted future expected payment obligations were as follows:

september 3000
(in millions)
2012	$ 746
2013	249
2014	198
2015	188
2016	152
Thereafter	974

Total	$ 2,507

Costs incurred for natural gas purchases, natural gas transportation services, and natural gas storage amounted to $1.8 billion in 2011, $1.6 billion in 2010, and $1.4 billion in 2009.

Nuclear Fuel Agreements

The Utility has entered into several purchase agreements for nuclear fuel. These agreements have terms ranging from one to 14 years and are intended to ensure long-term nuclear fuel supply. The contracts for uranium and for conversion and enrichment services provide for 100% coverage of reactor requirements through 2016, while contracts for fuel fabrication services provide for 100% coverage of reactor requirements through 2017. The Utility relies on a number of international producers of nuclear fuel in order to diversify its sources and provide security of supply. Pricing terms are also diversified, ranging from market-based prices to base prices that are escalated using published indices.

At December 31, 2011, the undiscounted future expected payment obligations were as follows:

september 3000
(in millions)
2012	$ 88
2013	89
2014	130
2015	189
2016	141
Thereafter	909

Total	$ 1,546

Payments for nuclear fuel amounted to $77 million in 2011, $144 million in 2010, and $141 million in 2009.

Other Commitments

The Utility has other commitments relating to operating leases. At December 31, 2011, the future minimum payments related to these commitments were as follows:

september 3000
(in millions)
2012	$ 30
2013	27
2014	20
2015	16
2016	15
Thereafter	81

Total	$ 189

Payments for other commitments relating to operating leases amounted to $27 million in 2011, $25 million in 2010, and $22 million in 2009. PG&E Corporation and the Utility had operating leases on office facilities expiring at various dates from 2012 to 2022. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from 1% to 4%. The rentals payable under these leases may increase by a fixed amount each year, a percentage of a base year, or the consumer price index. Most leases contain extension options ranging between one and five years.

Underground Electric Facilities

At December 31, 2011, the Utility was committed to spending approximately $292 million for the conversion of existing overhead electric facilities to underground electric facilities. These funds are conditionally committed depending on the timing of the work, including the schedules of the respective cities, counties, and communications utilities involved. The Utility expects to spend approximately $61 million to $86 million each year in connection with these projects. Consistent with past practice, the Utility expects that these capital expenditures will be included in rate base as each individual project is completed and recoverable in rates charged to customers.

Contingencies

PG&E Corporation

PG&E Corporation retains a guarantee related to certain obligations of its former subsidiary, National Energy & Gas Transmission, Inc. ("NEGT"), that were issued to the purchaser of an NEGT subsidiary company in 2000. PG&E Corporation's primary remaining exposure relates to any potential environmental obligations that were known to NEGT at the time of the sale but not disclosed to the purchaser, and is limited to $150 million. PG&E Corporation has not received any claims nor does it consider it probable that any claims will be made under the guarantee. PG&E Corporation believes that if it were required to satisfy its obligations under this guarantee any required payments would not have a material impact on its financial condition, results of operations, or cash flows.

Utility

Spent Nuclear Fuel Storage Proceedings

Under federal law, the U.S. Department of Energy ("DOE") was required to dispose of spent nuclear fuel and high-level radioactive waste from electric utilities with commercial nuclear power plants no later than January 31, 1998, in exchange for fees paid by the utilities. The DOE failed to meet its contractual obligation to dispose of nuclear waste from the Utility's nuclear generating facility at Diablo Canyon and its retired facility at Humboldt Bay ("Humboldt Bay Unit 3"). As a result, the Utility constructed an interim dry cask storage facility to store spent fuel at Diablo Canyon through at least 2024.

The Utility and other nuclear power plant owners sued the DOE to recover costs that they incurred to build on-site storage facilities. The Utility sought to recover $92 million of costs that it incurred through 2004. After several years of litigation, the U.S. Court of Federal Claims awarded the Utility $89 million on March 30, 2010. The DOE filed an appeal of this decision on May 28, 2010. The appeal was argued in the Federal Circuit Court of Appeals on March 10, 2011. The Utility is awaiting a decision on the appeal and has not recorded any receivable for the award.

Additionally, on August 3, 2010, the Utility filed two complaints against the DOE in the U.S. Court of Federal Claims seeking to recover all costs incurred since 2005 to build on-site storage facilities. The Utility estimates that it has incurred at least $205 million of such costs since 2005. Any amounts recovered from the DOE will be credited to customers.

Nuclear Insurance

The Utility has several types of nuclear insurance for the two nuclear generating units at Diablo Canyon and Humboldt Bay Unit 3. The Utility has insurance coverage for property damages and business interruption losses as a member of Nuclear Electric Insurance Limited ("NEIL"). NEIL is a mutual insurer owned by utilities with nuclear facilities. NEIL provides property damage and business interruption coverage of up to $3.2 billion per incident ($2.7 billion for property damage and $490 million for business interruption) for Diablo Canyon. In addition, NEIL provides $131 million of property damage insurance for Humboldt Bay Unit 3. Under this insurance, if any nuclear generating facility insured by NEIL suffers a catastrophic loss, the Utility may be required to pay an additional premium of up to $40 million per one-year policy term. NRC regulations require that the Utility's property damage insurance policies provide that all proceeds from such insurance be applied, first, to place the plant in a safe and stable condition after an accident and, second, to decontaminate the plant before any proceeds can be used for decommissioning or plant repair.

NEIL policies also provide coverage for damages caused by acts of terrorism at nuclear power plants. Certain acts of terrorism may be "certified" by the Secretary of the Treasury. If damages are caused by certified acts of terrorism, NEIL can obtain compensation from the federal government and will provide up to its full policy limit of $3.2 billion for each insured loss. In contrast, NEIL would treat all non-certified terrorist acts occurring within a 12-month period against one or more commercial nuclear power plants insured by NEIL as one event and the owners of the affected plants would share the $3.2 billion policy limit amount.

Under the Price-Anderson Act, public liability claims that arise from nuclear incidents that occur at Diablo Canyon, and that occur during the transportation of material to and from Diablo Canyon are limited to $12.6 billion. As required by the Price-Anderson Act, the Utility purchased the maximum available public liability insurance of $375 million for Diablo Canyon. The balance of the $12.6 billion of liability protection is provided under a loss-sharing program among utilities owning nuclear reactors. The Utility may be assessed up to $235 million per nuclear incident under this program, with payments in each year limited to a maximum of $35 million per incident. Both the maximum assessment and the maximum yearly assessment are adjusted for inflation at least every five years. The next scheduled adjustment is due on or before October 29, 2013.

The Price-Anderson Act does not apply to public liability claims that arise from nuclear incidents that occur during shipping of nuclear material from the nuclear fuel enricher to a fuel fabricator or that occur at the fuel fabricator's facility. Such claims are covered by nuclear liability policies purchased by the enricher and the fuel fabricator as well as by separate supplier's and transporter's ("S&T") insurance policies. The Utility has a S&T policy that provides coverage for claims arising from some of these incidents up to a maximum of $375 million per incident.

In addition, the Utility has $53 million of liability insurance for Humboldt Bay Unit 3 and has a $500 million indemnification from the NRC for public liability arising from nuclear incidents, covering liabilities in excess of the $53 million of liability insurance.

If the Utility incurs losses in connection with any of its nuclear generation facilities that are either not covered by insurance or exceed the amount of insurance available, such losses could have a material effect on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

Legal and Regulatory Contingencies

PG&E Corporation and the Utility are subject to various laws and regulations and, in the normal course of business, PG&E Corporation and the Utility are named as parties in a number of claims and lawsuits. In addition, the Utility can incur penalties for failure to comply with federal, state, or local laws and regulations.

PG&E Corporation and the Utility record a provision for a loss when it is both probable that a loss has been incurred and the amount of the loss can be reasonably estimated. PG&E Corporation and the Utility evaluate the range of reasonably estimated losses and record a provision based on the lower end of the range, unless an amount within the range is a better estimate than any other amount. These accruals, and the estimates of any additional reasonably possible losses (or reasonably possible losses in excess of the amounts accrued), are reviewed quarterly and are adjusted to reflect the impacts of negotiations, discovery, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular matter. In assessing such contingencies, PG&E Corporation's and the Utility's policy is to exclude anticipated legal costs.

The accrued liability associated with claims and litigation, regulatory proceedings, penalties, and other legal matters (other than third-party claims and penalties related to the San Bruno accident and natural gas matters) totaled $52 million at December 31, 2011 and $55 million at December 31, 2010 and are included in PG&E Corporation's and the Utility's current liabilities – other in the Consolidated Balance Sheets. Except as discussed below, PG&E Corporation and the Utility do not believe that losses associated with legal and regulatory contingencies would have a material impact on their financial condition, results of operations, or cash flows.

Natural Gas Matters

On September 9, 2010, an underground 30-inch natural gas transmission pipeline (Line 132) owned and operated by the Utility, ruptured in a residential area located in the City of San Bruno, California (the "San Bruno accident"). The ensuing explosion and fire resulted in the deaths of eight people, numerous personal injuries, and extensive property damage. The National Transportation Safety Board ("NTSB"), an independent review panel appointed by the CPUC, and the CPUC's Consumer Protection and Safety Division ("CPSD") completed investigations into the causes of the accident, placing the blame primarily on the Utility. In January 2012, the CPSD issued its report containing the findings of its investigation into the San Bruno accident and alleged that the Utility committed numerous violations of applicable laws and regulations.

The CPUC has issued three orders instituting investigations pertaining to the Utility's natural gas operations, including an investigation into the San Bruno accident to consider the CPSD's allegations. Additionally, under the CPUC's new citation program, the Utility has self-reported to the CPUC that the Utility failed to comply with various regulations and orders applicable to natural gas operating practices. The Utility believes it is probable that the CPUC will impose material penalties in connection with these pending investigations and self-reported violations. See "Pending CPUC Investigations and Enforcement Matters" below. It is reasonably possible that an investigation of the San Bruno accident by state and federal authorities could also result in the imposition of civil or criminal penalties on the Utility. See "Criminal Investigation" below.

Finally, various civil lawsuits have been filed by residents of San Bruno in California state courts against PG&E Corporation and the Utility related to the San Bruno accident. These lawsuits seek compensation for personal injury and property damage and other relief, including punitive damages. See "Third-Party Claims" below.

Pending CPUC Investigations and Enforcement Matters

On February 24, 2011, the CPUC commenced an investigation pertaining to safety recordkeeping for Line 132, as well as for the Utility's entire gas transmission system. The Utility has provided extensive information to the CPUC, including information regarding its records, some of which date from 1955. The CPSD is scheduled to file its report on the Utility's recordkeeping practices on March 5, 2012. Hearings for the investigation are scheduled for September 2012 with a final decision expected in February 2013.

On November 10, 2011, the CPUC commenced an investigation pertaining to the Utility's operation of its natural gas transmission pipeline system in or near locations of higher population density. Under federal and state regulations, the class location designation of a pipeline is based on the types of buildings, population density, or level of human activity near the segment of pipeline, and is used to determine the maximum allowable operating pressure ("MAOP") up to which a pipeline can be operated. On January 17, 2012, the Utility reported that 162 miles of pipeline had a current class location designation that was higher than reflected in the Utility's Geographic Information System. Most of the misclassifications were attributable to the Utility's failure to correctly identify development or well-defined areas near the pipeline. The Utility determined that some segments had been incorrectly classified since 1971. The Utility also determined that it had not timely performed a class location study for certain segments and did not confirm the MAOP of those segments for which the Utility had not timely identified a change in class location. On February 2, 2012, the Utility filed an update reporting that approximately 10 miles had been operating at a MAOP higher than allowed for their current class location. A prehearing conference was held on February 3, 2012 at which the assigned administrative law judge ("ALJ") set April 2, 2012 as the date for the Utility to submit a second update reporting the final results of its validation of the class location data. The ALJ will set a second prehearing conference during the week of April 16, 2012.

On January 12, 2012, the CPUC commenced an investigation to determine whether the Utility violated applicable laws and requirements in connection with the San Bruno accident as alleged by the CPSD. In its report, the CPSD alleged that the San Bruno accident was caused by the Utility's failure to follow accepted industry practice when installing the section of pipe that failed, the Utility's failure to comply with federal pipeline integrity management requirements, the Utility's inadequate record keeping practices, deficiencies in the Utility's data collection and reporting system, inadequate procedures to handle emergencies and abnormal conditions, the Utility's deficient emergency response actions after the incident, and a systemic failure of the Utility's corporate culture that emphasized profits over safety. The CPUC stated that the scope of the investigation will include all past operations, practices and other events or courses of conduct that could have led to or contributed to the San Bruno accident, as well as, the Utility's compliance with CPUC orders and resolutions issued since the date of the San Bruno accident. The CPUC noted that the CPSD's investigation is ongoing and that the CPSD could raise additional concerns that it could request the CPUC to consider.

Finally, in December 2011, the CPUC delegated authority to its staff to enforce compliance with certain state and federal regulations related to the safety of natural gas facilities and utilities' natural gas operating practices, including the authority to levy citations and impose penalties. The Utility has filed several self-reports to inform the CPUC of violations of various regulations and orders applicable to its natural gas operating practices. Recently, the CPSD issued a citation to the Utility that included a penalty of approximately $17 million for certain self-reported violations for failing to conduct periodic surveys due to plat maps being misplaced. The Utility has appealed the penalty, in part, on the basis that the penalty amount is inappropriate in the circumstances and that the CPSD over-counted the number of violations. The CPSD may issue additional citations and impose penalties on the Utility for other violations the Utility has reported to the CPUC.

Penalties Conclusion

If the CPUC determines that the Utility violated applicable laws, rules or orders, in connection with these above matters, the CPUC can impose penalties of up to $20,000 per day, per violation. (For violations that are considered to have occurred on or after January 1, 2012, the statutory penalty has increased to a maximum of $50,000 per day, per violation.) The CPUC has wide discretion to determine the amount of penalties based on the totality of the circumstances, including such factors as the number of violations; the length of time the violations existed; the severity of the violations, including the type of harm caused by the violations and the number of persons affected; conduct taken to prevent, detect, disclose or rectify the violations; and the financial resources of the regulated entity. The CPUC has historically exercised this discretion in determing penalties. The CPUC has stated that it is prepared to impose very significant penalties if the evidence adduced at hearing establishes that the Utility's policies and practices contributed to the loss of life, injuries, or loss of property resulting from the San Bruno accident.

PG&E Corporation and the Utility believe it is probable that the CPUC will impose total penalties of at least $200 million on the Utility as a result of these investigations and the Utility's self-reported violations and have accrued this amount as of December 31, 2011. In reaching this conclusion, management has considered, among other factors, the findings and allegations contained in the reports recently issued by the CPSD; the Utility's self-reports to the CPUC that some of the Utility's past natural gas transmission operating and recordkeeping practices did not comply with applicable laws and regulations for a significant period of time; and the outcome of prior CPUC investigations of other matters. PG&E Corporation and the Utility are unable to estimate the reasonably possible amount of penalties in excess of the amount accrued, and such amounts could be material. Among other factors, PG&E Corporation and the Utility are uncertain whether additional citations or violations will be identified; how the CPUC will exercise its discretion in calculating the ultimate amount of penalties; whether the ultimate amount of penalties will be determined separately for each matter above or in the aggregate; and whether and how the CPUC will consider the broader impacts of the San Bruno accident on the Utility's results of operations, financial condition, and cash flows.

The Utility's estimates and assumptions are subject to change as the CPUC investigations progress and more information becomes known, and such changes are likely to have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

Criminal Investigation

On June 9, 2011, the Utility was notified that representatives from the U.S. Department of Justice, the California Attorney General's Office, and the San Mateo County District Attorney's Office are conducting an investigation of the San Bruno accident. The Utility is cooperating with the investigation. PG&E Corporation and the Utility are unable to estimate the amount (or range of amounts) of reasonably possible losses associated with any civil or criminal penalties that may be imposed on the Utility in connection with the investigation given it is in the early stages.

Third-Party Claims

Approximately 100 lawsuits involving third-party claims for personal injury and property damage in connection with the San Bruno accident, including two class action lawsuits, have been filed against PG&E Corporation and the Utility on behalf of approximately 370 plaintiffs. The lawsuits seek compensation for these third-party claims and other relief, including punitive damages. These cases have been coordinated and assigned to one judge in the San Mateo County Superior Court. The judge overseeing the coordinated San Bruno accident civil litigation has set a trial date of July 23, 2012 for the first of these lawsuits. The Utility has publicly stated that it is liable for the San Bruno accident and will take financial responsibility to compensate all of the victims for the injuries they suffered as a result of the accident.

The Utility recorded $220 million in 2010 and $155 million in 2011 for estimated third-party claims related to the San Bruno accident, for a cumulative provision of $375 million. The Utility estimates it is reasonably possible that it may incur as much as an additional $225 million for third-party claims, for a total loss of $600 million, increased from the $400 million total loss previously estimated in 2010. The Utility's change in estimate resulted primarily from new information regarding the nature of claims filed against the Utility, experience to date in resolving cases, and developments in the litigation and regulatory proceedings related to the San Bruno accident. PG&E Corporation and the Utility are unable to estimate the amount (or range of amounts) of reasonably possible losses associated with any punitive damages related to these matters. As more information becomes known, estimates and assumptions regarding the amount of liability incurred may be subject to further changes. Future changes in estimates may have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows in the period during which they are recorded.

The following amounts were accrued for third-party claims in other current liabilities in PG&E Corporation's and the Utility's Consolidated Balance Sheets:

(in millions)
Balance at September 30, 2010	$220
Less: Payments	(6)

Balance at December 31, 2010	214
Additional loss accrued	155
Less: Payments	(92)

Balance at December 31, 2011	$277

Additionally, the Utility has liability insurance from various insurers who provide coverage at different policy limits that are triggered in sequential order or "layers." Generally, as the policy limit for a layer is exhausted the next layer of insurance becomes available. The aggregate amount of this insurance coverage is approximately $992 million in excess of a $10 million deductible. The Utility submitted insurance claims to certain insurers for the lower layers and recognized $99 million for insurance recoveries during the year end December 31, 2011. As of December 31, 2011, $22 million was recorded as a receivable for insurance recoveries in PG&E Corporation's and the Utility's Consolidated Balance Sheets. Although the Utility believes that a significant portion of costs incurred for third-party claims relating to the San Bruno accident will ultimately be recovered through its insurance, it is unable to predict the amount and timing of additional insurance recoveries.

Environmental Remediation Contingencies

The Utility has been, and may be required to pay for environmental remediation at sites where it has been, or may be, a potentially responsible party under federal and state environmental laws. These sites include former manufactured gas plant ("MGP") sites, power plant sites, gas gathering sites, sites where natural gas compressor stations are located, and sites used by the Utility for the storage, recycling, or disposal of potentially hazardous substances. Under federal and California laws, the Utility may be responsible for remediation of hazardous substances even if it did not deposit those substances on the site.

Given the complexities of the legal and regulatory environment and the inherent uncertainties involved in the early stages of a remediation project, the process for estimating remediation liabilities is subjective and requires significant judgment. The Utility records an environmental remediation liability when site assessments indicate that remediation is probable and it can reasonably estimate the loss within a range of possible amounts. The Utility records an environmental remediation liability based on the lower end of the range of estimated costs, unless an amount within the range is a better estimate than any other amount. Amounts recorded are not discounted to their present value.

The following table presents the changes in the environmental remediation liability from December 31, 2010:

(in millions)
Balance at December 31, 2010	$612
Additional remediation costs accrued:
Transfer to regulatory account for recovery	169
Amounts not recoverable from customers	156
Less: Payments	(152)

Balance at December 31, 2011	$785

The $785 million accrued at December 31, 2011 consisted of the following:

•	$149 million for remediation at the Utility's natural gas compressor site located near Hinkley, California ("Hinkley natural gas compressor site"), as described below;

•	$218 million for remediation at the Utility's natural gas compressor site located on the California border, near Topock, Arizona;

•	$81 million related to a remediation liability that the Utility retained after selling certain fossil fuel-fired generation facilities in 1998 and 1999;

•	$133 million related to remediation costs for the Utility's generation facilities (other than remediation costs for fossil fuel-fired generation), other facilities, and for third-party disposal sites;

•

$154 million related to investigation and/or remediation costs at former MGP sites owned by the Utility or third parties (including those sites that are the subject of remediation orders by environmental agencies or claims by the current owners of the former MGP sites); and

•	$50 million related to remediation costs for decommissioning fossil fuel-fired generation facilities and sites.

Hinkley Natural Gas Compressor Site

The Utility is legally responsible for remediating groundwater contamination caused by hexavalent chromium used in the past at the Utility's natural gas compressor site located near Hinkley, California. The Utility is also required to take measures to abate the effects of the contamination on the environment. The Utility's remediation and abatement efforts are subject to the regulatory authority of the California Regional Water Quality Control Board, Lahontan Region ("Regional Board"). The Regional Board has issued several orders directing the Utility to implement interim remedial measures to both reduce the mass of the underground plume of hexavalent chromium and to monitor and control movement of the plume.

In August 2010, the Utility filed a comprehensive feasibility study with the Regional Board that included an evaluation of possible alternatives for a final groundwater remediation plan. The Utility filed several addendums to its feasibility study based on additional analyses of remediation alternatives and further information from the Regional Board. In September 2011, the Utility submitted a final remediation plan to the Regional Board that recommends a combination of remedial methods, including using pumped groundwater from extraction wells to irrigate agricultural land and in-situ treatment of the contaminated water. The Regional Board stated that it anticipates releasing a draft environmental impact report ("EIR") in the second half of 2012 and that it will consider certification of the final EIR, which will include the final approved remediation plan, by the end of 2012.

On October 11, 2011, the Regional Board issued an amended cleanup and abatement order to require the Utility to provide an interim and permanent replacement water system for certain properties with domestic wells containing hexavalent chromium concentrations above the 3.1 parts per billion ("ppb") background level and to propose a method to evaluate individual wells with hexavalent chromium concentrations below 3.1 ppb in the affected area to determine if they have been impacted by the Utility's past operations. The order requires the Utility to provide evidence to prove that the provided water meets primary and secondary drinking water standards and contains hexavalent chromium in concentrations no greater than 0.02 ppb. The order notes that for purposes of this standard, drinking water must test below the reporting limit of 0.06 ppb due to the limitation of laboratory analysis of low levels of chromium. On October 25, 2011, the Utility filed a stay request and petition with the California State Water Resources Control Board ("State Board") and requested that the State Board determine that the Utility is not required to comply with these provisions of the order, in part, because the Utility believes that it is not feasible to implement the ordered actions and that the ordered actions are not supported by California law. The Regional Board's response to the petition is due by February 20, 2012.

As of December 31, 2011 and December 31, 2010, $149 million and $45 million, respectively, were accrued in PG&E Corporation's and the Utility's Consolidated Balance Sheets for estimated undiscounted future remediation costs associated with the Hinkley site. During 2011, the Utility increased its provision for environmental remediation liabilities by $140 million due to changes in cost estimates and assumptions associated with the developments described above. During 2011, the Utility spent $36 million for remediation costs at Hinkley. Future costs will depend on many factors, including when and whether the Regional Board certifies the final remediation plan, the extent of the groundwater chromium plume, the levels of hexavalent chromium the Utility is required to use as the standard for remediation, and the scope of requirements to provide a permanent water replacement system to affected residents. As more information becomes known regarding these factors, estimates and assumptions regarding the amount of liability incurred may be subject to further changes. Future changes in estimates may have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

The Utility is unable to recover remediation costs for the Hinkley site through customer rates. As a result, future increases to the Utility's provision for its remediation liability will impact PG&E Corporation's and the Utility's financial results.

Reasonably Possible Environmental Contingencies

Although the Utility has provided for known environmental obligations that are probable and reasonably estimable, estimated costs may vary significantly from actual costs, and the amount of additional future costs may be material to results of operations in the period in which they are recognized. The Utility's undiscounted future costs could increase to as much as $1.5 billion (including amounts related to the Hinkley natural gas compressor site) if the extent of contamination or necessary remediation is greater than anticipated or if the other potentially responsible parties are not financially able to contribute to these costs, and could increase further if the Utility chooses to remediate beyond regulatory requirements.

Recoveries of Environmental Remediation Costs

The CPUC has authorized the Utility to recover 90% of its hazardous substance remediation costs from customers without a reasonableness review for certain approved sites (excluding any remediation costs associated with the Hinkley natural gas compressor site). The Utility expects to recover $393 million through this ratemaking mechanism. The CPUC has historically authorized the Utility to recover 100% of its remediation costs for decommissioning fossil fuel-fired generation facilities and sites through decommissioning funds collected in rates, and the Utility believes it is probable that it will continue to recover these costs in the future. The Utility expects to recover $50 million through this ratemaking mechanism and an additional $68 million from other ratemaking mechanisms. Finally, the Utility also recovers these costs from insurance carriers and from other third parties whenever possible. Any amounts collected in excess of the Utility's ultimate obligations may be subject to refund to customers.

Quarterly Consolidated Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Consolidated Financial Data

QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED)

	Quarter ended
	December 31	September 30	June 30	March 31
(in millions, except per share amounts)
2011
PG&E CORPORATION
Operating revenues	$ 3,815	$ 3,860	$ 3,684	$ 3,597
Operating income	358	408	692	484
Net income	87	203	366	202
Income available for common shareholders	83	200	362	199
Net earnings per common share, basic	0.20	0.50	0.91	0.50
Net earnings per common share, diluted	0.20	0.50	0.91	0.50
Common stock price per share:
High	43.24	43.32	46.52	47.60
Low	36.86	39.21	41.39	42.47
UTILITY
Operating revenues	$ 3,813	$ 3,859	$ 3,683	$ 3,596
Operating income	359	402	699	484
Net income	89	196	359	201
Income available for common stock	85	193	355	198

2010
PG&E CORPORATION
Operating revenues	$ 3,621	$ 3,513	$ 3,232	$ 3,475
Operating income	492	503	695	618
Net income	254	261	337	261
Income available for common shareholders	250	258	333	258
Net earnings per common share, basic	0.63	0.66	0.88	0.69
Net earnings per common share, diluted	0.63	0.66	0.86	0.67
Common stock price per share:
High	48.63	48.34	45.00	45.63
Low	45.38	40.52	34.95	40.58
UTILITY
Operating revenues	$ 3,620	$ 3,513	$ 3,232	$ 3,475
Operating income	494	505	696	619
Net income	253	265	339	264
Income available for common stock	249	262	335	261

During the third quarter 2010, second quarter 2011, and third quarter 2011, the Utility recorded a provision of $220 million, $59 million, and $96 million, respectively, for estimated third-party claims related to the San Bruno accident. During the second quarter 2011 and fourth quarter 2011, the Utility submitted insurance claims to certain insurers for the lower layers and recognized $60 million and $39 million, respectively, for insurance recoveries. Additionally, during the fourth quarter of 2011, the Utility accrued $200 million related to pending CPUC investigations and enforcement matters. See Note 15 of the Notes to the Consolidated Financial Statements.

During the third quarter 2011, the Utility recorded a charge of $125 million for environmental remediation and other estimated liabilities associated with the Utility's natural gas compressor site located near Hinkley, California.

Pacific Gas And Electric Company [Member]
Quarterly Consolidated Financial Data

QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED)

	Quarter ended
	December 31	September 30	June 30	March 31
(in millions, except per share amounts)
2011
PG&E CORPORATION
Operating revenues	$ 3,815	$ 3,860	$ 3,684	$ 3,597
Operating income	358	408	692	484
Net income	87	203	366	202
Income available for common shareholders	83	200	362	199
Net earnings per common share, basic	0.20	0.50	0.91	0.50
Net earnings per common share, diluted	0.20	0.50	0.91	0.50
Common stock price per share:
High	43.24	43.32	46.52	47.60
Low	36.86	39.21	41.39	42.47
UTILITY
Operating revenues	$ 3,813	$ 3,859	$ 3,683	$ 3,596
Operating income	359	402	699	484
Net income	89	196	359	201
Income available for common stock	85	193	355	198

2010
PG&E CORPORATION
Operating revenues	$ 3,621	$ 3,513	$ 3,232	$ 3,475
Operating income	492	503	695	618
Net income	254	261	337	261
Income available for common shareholders	250	258	333	258
Net earnings per common share, basic	0.63	0.66	0.88	0.69
Net earnings per common share, diluted	0.63	0.66	0.86	0.67
Common stock price per share:
High	48.63	48.34	45.00	45.63
Low	45.38	40.52	34.95	40.58
UTILITY
Operating revenues	$ 3,620	$ 3,513	$ 3,232	$ 3,475
Operating income	494	505	696	619
Net income	253	265	339	264
Income available for common stock	249	262	335	261

During the third quarter 2010, second quarter 2011, and third quarter 2011, the Utility recorded a provision of $220 million, $59 million, and $96 million, respectively, for estimated third-party claims related to the San Bruno accident. During the second quarter 2011 and fourth quarter 2011, the Utility submitted insurance claims to certain insurers for the lower layers and recognized $60 million and $39 million, respectively, for insurance recoveries. Additionally, during the fourth quarter of 2011, the Utility accrued $200 million related to pending CPUC investigations and enforcement matters. See Note 15 of the Notes to the Consolidated Financial Statements.

During the third quarter 2011, the Utility recorded a charge of $125 million for environmental remediation and other estimated liabilities associated with the Utility's natural gas compressor site located near Hinkley, California.

Schedule I - Condensed Financial Information Of Parent	12 Months Ended
Dec. 31, 2011
Schedule I - Condensed Financial Information Of Parent

PG&E CORPORATION

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT — (Continued)

CONDENSED STATEMENTS OF INCOME

(in millions, except per share amounts)

	september 30	september 30	september 30
	Year Ended December 31,
	2011	2010	2009
Administrative service revenue	$ 44	$ 53	$ 59
Operating expenses	(44)	(55)	(61)
Interest income	1	1	1
Interest expense	(22)	(35)	(43)
Other income (expense)	(17)	4	11
Equity in earnings of subsidiaries	852	1,105	1,231

Income before income taxes	814	1,073	1,198
Income tax benefit	30	26	22

Income Available for Common Shareholders	$ 844	$ 1,099	$ 1,220

Weighted average common shares outstanding, basic	401	382	368

Weighted average common shares outstanding, diluted	402	392	386

Earnings per common share, basic	$ 2.10	$ 2.86	$ 3.25

Earnings per common share, diluted	$ 2.10	$ 2.82	$ 3.20

In calculating diluted EPS during the period PG&E Corporation's Convertible Subordinated Notes were outstanding, PG&E Corporation applied the "if-converted" method to reflect the dilutive effect of the Convertible Subordinated Notes to the extent that the impact is dilutive when compared to basic EPS. In addition, PG&E Corporation applies the treasury stock method of reflecting the dilutive effect of outstanding stock-based compensation in the calculation of diluted EPS.

PG&E CORPORATION

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT

CONDENSED BALANCE SHEETS

(in millions)

	september 30	september 30
	Balance at December 31,
	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$ 209	$ 240
Advances to affiliates	18	25
Income taxes receivable	8	1
Deferred income taxes	4	5

Total current assets	239	271

Noncurrent Assets
Equipment	14	14
Accumulated depreciation	(14)	(14)

Net equipment	–	–
Investments in subsidiaries	12,378	11,618
Other investments	94	89
Income taxes receivable	2	–
Deferred income taxes	143	116
Other	2	2

Total noncurrent assets	12,619	11,825

Total Assets	$ 12,858	$ 12,096

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable – related parties	$ –	$ 106
Accounts payable – other	21	3
Income taxes payable	57	1
Other	208	213

Total current liabilities	286	323

Noncurrent Liabilities
Long-term debt	349	349
Income taxes payable	3	48
Other	119	94

Total noncurrent liabilities	471	491

Common Shareholders' Equity
Common stock	7,602	6,878
Reinvested earnings	4,712	4,606
Accumulated other comprehensive loss	(213)	(202)

Total common shareholders' equity	12,101	11,282

Total Liabilities and Shareholders' Equity	$ 12,858	$ 12,096

PG&E CORPORATION

SCHEDULE I – CONDENSED FINANCIAL INFORMATION OF PARENT – (Continued)

CONDENSED STATEMENTS OF CASH FLOWS

(in millions)

september 30	september 30	september 30	september 30
	Year Ended December 31,
	2011	2010	2009
Cash Flows from Operating Activities:
Net income	$844	$1,099	$1,220
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	36	38	20
Equity in earnings of subsidiaries	(852)	(1,105)	(1,231)
Deferred income taxes and tax credits, net	(26)	19	–
Noncurrent income taxes receivable/payable	(47)	34	(9)
Current income taxes receivable/payable	49	(1)	148
Other	(80)	(50)	(13)

Net cash provided by (used in) operating activities	(76)	34	135

Cash Flows From Investing Activities:
Investment in subsidiaries	(759)	(347)	(721)
Dividends received from subsidiaries(1)	716	716	624
Proceeds from tax equity investments	129	7	–
Other	–	(4)	10

Net cash provided by (used in) investing activities	86	372	(87)

Cash Flows From Financing Activities:
Borrowings under revolving credit facilities	150	90	–
Repayments under revolving credit facilities	(150)	(90)	–
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	–	–	348
Common stock issued	662	303	219
Common stock dividends paid(2)	(704)	(662)	(590)
Other	1	–	1

Net cash used in financing activities	(41)	(359)	(22)

Net change in cash and cash equivalents	(31)	47	26
Cash and cash equivalents at January 1	240	193	167

Cash and cash equivalents at December 31	$209	$240	$193

(1)	Because of its nature as a holding company, PG&E Corporation classifies dividends received from subsidiaries as an investing cash flow.

(2)	On January 15, April 15, July 15, October 15, 2011, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2009, PG&E Corporation paid a quarterly common stock dividend of $0.39 per share. On April 15, July 15, and October 15, 2009, PG&E Corporation paid quarterly common stock dividends of $0.42 per share.

Pacific Gas And Electric Company [Member]
Schedule I - Condensed Financial Information Of Parent

PG&E CORPORATION

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT — (Continued)

CONDENSED STATEMENTS OF INCOME

(in millions, except per share amounts)

	september 30	september 30	september 30
	Year Ended December 31,
	2011	2010	2009
Administrative service revenue	$ 44	$ 53	$ 59
Operating expenses	(44)	(55)	(61)
Interest income	1	1	1
Interest expense	(22)	(35)	(43)
Other income (expense)	(17)	4	11
Equity in earnings of subsidiaries	852	1,105	1,231

Income before income taxes	814	1,073	1,198
Income tax benefit	30	26	22

Income Available for Common Shareholders	$ 844	$ 1,099	$ 1,220

Weighted average common shares outstanding, basic	401	382	368

Weighted average common shares outstanding, diluted	402	392	386

Earnings per common share, basic	$ 2.10	$ 2.86	$ 3.25

Earnings per common share, diluted	$ 2.10	$ 2.82	$ 3.20

In calculating diluted EPS during the period PG&E Corporation's Convertible Subordinated Notes were outstanding, PG&E Corporation applied the "if-converted" method to reflect the dilutive effect of the Convertible Subordinated Notes to the extent that the impact is dilutive when compared to basic EPS. In addition, PG&E Corporation applies the treasury stock method of reflecting the dilutive effect of outstanding stock-based compensation in the calculation of diluted EPS.

PG&E CORPORATION

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT

CONDENSED BALANCE SHEETS

(in millions)

	september 30	september 30
	Balance at December 31,
	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$ 209	$ 240
Advances to affiliates	18	25
Income taxes receivable	8	1
Deferred income taxes	4	5

Total current assets	239	271

Noncurrent Assets
Equipment	14	14
Accumulated depreciation	(14)	(14)

Net equipment	–	–
Investments in subsidiaries	12,378	11,618
Other investments	94	89
Income taxes receivable	2	–
Deferred income taxes	143	116
Other	2	2

Total noncurrent assets	12,619	11,825

Total Assets	$ 12,858	$ 12,096

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable – related parties	$ –	$ 106
Accounts payable – other	21	3
Income taxes payable	57	1
Other	208	213

Total current liabilities	286	323

Noncurrent Liabilities
Long-term debt	349	349
Income taxes payable	3	48
Other	119	94

Total noncurrent liabilities	471	491

Common Shareholders' Equity
Common stock	7,602	6,878
Reinvested earnings	4,712	4,606
Accumulated other comprehensive loss	(213)	(202)

Total common shareholders' equity	12,101	11,282

Total Liabilities and Shareholders' Equity	$ 12,858	$ 12,096

PG&E CORPORATION

SCHEDULE I – CONDENSED FINANCIAL INFORMATION OF PARENT – (Continued)

CONDENSED STATEMENTS OF CASH FLOWS

(in millions)

september 30	september 30	september 30	september 30
	Year Ended December 31,
	2011	2010	2009
Cash Flows from Operating Activities:
Net income	$844	$1,099	$1,220
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	36	38	20
Equity in earnings of subsidiaries	(852)	(1,105)	(1,231)
Deferred income taxes and tax credits, net	(26)	19	–
Noncurrent income taxes receivable/payable	(47)	34	(9)
Current income taxes receivable/payable	49	(1)	148
Other	(80)	(50)	(13)

Net cash provided by (used in) operating activities	(76)	34	135

Cash Flows From Investing Activities:
Investment in subsidiaries	(759)	(347)	(721)
Dividends received from subsidiaries(1)	716	716	624
Proceeds from tax equity investments	129	7	–
Other	–	(4)	10

Net cash provided by (used in) investing activities	86	372	(87)

Cash Flows From Financing Activities:
Borrowings under revolving credit facilities	150	90	–
Repayments under revolving credit facilities	(150)	(90)	–
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	–	–	348
Common stock issued	662	303	219
Common stock dividends paid(2)	(704)	(662)	(590)
Other	1	–	1

Net cash used in financing activities	(41)	(359)	(22)

Net change in cash and cash equivalents	(31)	47	26
Cash and cash equivalents at January 1	240	193	167

Cash and cash equivalents at December 31	$209	$240	$193

(1)	Because of its nature as a holding company, PG&E Corporation classifies dividends received from subsidiaries as an investing cash flow.

(2)	On January 15, April 15, July 15, October 15, 2011, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2009, PG&E Corporation paid a quarterly common stock dividend of $0.39 per share. On April 15, July 15, and October 15, 2009, PG&E Corporation paid quarterly common stock dividends of $0.42 per share.

Schedule II - Consolidated Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Schedule II - Consolidated Valuation And Qualifying Accounts

PG&E Corporation

SCHEDULE II – CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended December 31, 2011, 2010, and 2009

(in millions)

	september 30000	september 30000	september 30000	september 30000	september 30000
Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions (2)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2011:
Allowance for uncollectible accounts(1)	$ 81	$ 60	$ -	$ 60	$ 81

2010:
Allowance for uncollectible accounts(1)	$ 68	$ 56	$ -	$ 43	$ 81

2009:
Allowance for uncollectible accounts(1)	$ 76	$ 68	$ -	$ 76	$ 68

(1)	Allowance for uncollectible accounts is deducted from "Accounts receivable – Customers."

(2)	Deductions consist principally of write-offs, net of collections of receivables previously written off.

Pacific Gas And Electric Company [Member]
Schedule II - Consolidated Valuation And Qualifying Accounts

Pacific Gas and Electric Company

SCHEDULE II – CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended December 31, 2011, 2010, and 2009

(in millions)

	september 30000	september 30000	september 30000	september 30000	september 30000
Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions(2)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2011:
Allowance for uncollectible accounts (1)	$ 81	$ 60	$ -	$ 60	$ 81
2010:
Allowance for uncollectible accounts (1)	$ 68	$ 56	$ -	$ 43	$ 81

2009:
Allowance for uncollectible accounts (1)	$ 76	$ 68	$ -	$ 76	$ 68

(1)	Allowance for uncollectible accounts is deducted from "Accounts receivable – Customers."

(2)	Deductions consist principally of write-offs, net of collections of receivables previously written off.

Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Cash And Cash Equivalents

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term, highly liquid investments with original maturities of three months or less. Cash equivalents are stated at fair value.

Restricted Cash

Restricted Cash

Restricted cash consists primarily of the Utility's cash held in escrow pending the resolution of the remaining disputed claims made by electricity suppliers in the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11 Settlement Agreement"). (See Note 13 below.) Restricted cash also includes the cash collected from the Utility's electricity customers and remitted to PG&E Energy Recovery Funding LLC ("PERF") for payment of principal, interest, and miscellaneous expenses associated with the energy recovery bonds ("ERBs") issued by PERF. (See Note 5 below.)

Allowance For Doubtful Accounts Receivable

Allowance for Doubtful Accounts Receivable

PG&E Corporation and the Utility recognize an allowance for doubtful accounts to record accounts receivable at estimated net realizable value. The allowance is determined based upon a variety of factors, including historical write-off experience, aging of receivables, current economic conditions, and assessment of customer collectability.

Inventories

Inventories

Inventories are carried at weighted-average cost. Inventories include natural gas stored underground, and materials and supplies. Natural gas stored underground represents purchases that are injected into inventory and then expensed at weighted average cost when withdrawn and distributed to customers or used in electric generation. Materials and supplies are charged to inventory when purchased and then expensed or capitalized to plant, as appropriate, when consumed or installed.

Property, Plant, And Equipment

Property, Plant, and Equipment

Property, plant, and equipment are reported at their original cost. These original costs include labor and materials, construction overhead, and allowance for funds used during construction ("AFUDC"). The Utility's estimated useful lives and balances of its property, plant, and equipment were as follows:

	Estimated Useful	Balance at December 31,
(in millions, except estimated useful lives)	Lives (years)	2011	2010
Electricity generating facilities (1)	20 to 100	$6,488	$6,012
Electricity distribution facilities	10 to 55	22,395	20,991
Electricity transmission	25 to 70	6,968	6,505
Natural gas distribution facilities	24 to 53	7,832	7,443
Natural gas transportation and storage	5 to 48	4,099	3,939
Construction work in progress		1,770	1,384

Total property, plant, and equipment		49,552	46,274

Accumulated Depreciation		(15,898)	(14,826)

Net property, plant, and equipment		$33,654	$31,448

(1) Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

Depreciation

Depreciation

The Utility depreciates property, plant, and equipment using the composite, or group, method of depreciation, in which a single depreciation rate is applied to the gross investment in a particular class of property. This method approximates the straight line method of depreciation over the useful lives of property, plant, and equipment. The Utility's composite depreciation rates were 3.67% in 2011, 3.38% in 2010, and 3.43% in 2009.

The useful lives of the Utility's property, plant, and equipment are authorized by the CPUC and the FERC, and the depreciation expense is recovered through rates charged to customers. Depreciation expense includes a component for the original cost of assets and a component for estimated cost of future removal, net of any salvage value at retirement. Upon retirement, the original cost of the retired assets, net of salvage value, is charged against accumulated depreciation. The cost of repairs and maintenance, including planned major maintenance activities and minor replacements of property, is charged to operating and maintenance expense as incurred.

AFUDC

AFUDC

AFUDC is a method used to compensate the Utility for the estimated cost of debt (i.e., interest) and equity funds used to finance regulated plant additions and is capitalized as part of the cost of construction. AFUDC is recoverable from customers through rates over the life of the related property once the property is placed in service. AFUDC related to the cost of debt is recorded as a reduction to interest expense. AFUDC related to the cost of equity is recorded in other income. The Utility recorded AFUDC of $40 million and $87 million during 2011, $50 million and $110 million during 2010, and $44 million and $95 million during 2009, related to debt and equity, respectively.

Capitalized Software Costs

Capitalized Software Costs

PG&E Corporation and the Utility capitalize costs incurred during the application development stage of internal use software projects to property, plant, and equipment. PG&E Corporation and the Utility amortize capitalized software costs ratably over the expected lives of the software, ranging from 5 to 15 years and commencing upon operational use. Capitalized software costs totaled $714 million at December 31, 2011 and $580 million at December 31, 2010, net of accumulated amortization of $480 million at December 31, 2011 and $386 million at December 31, 2010. Amortization expense for capitalized software was $138 million in 2011, $94 million in 2010, and $37 million in 2009. Amortization expense is estimated to be approximately $154 million annually for 2012 through 2016.

Regulation And Regulated Operations

Regulation and Regulated Operations

As a regulated entity, the Utility's rates are designed to recover the costs of providing service. The Utility capitalizes and records, as regulatory assets, costs that would otherwise be charged to expense if it is probable that the incurred costs will be recovered in future rates. Regulatory assets are amortized over the future periods that the costs are recovered. If costs expected to be incurred in the future are currently being recovered through rates, the Utility records those expected future costs as regulatory liabilities. In addition, amounts that are probable of being credited or refunded to customers in the future are recorded as regulatory liabilities.

The Utility records differences between customer billings and the Utility's authorized revenue requirements as a significant portion of recovery is independent, or "decoupled", from the volume of electricity and natural gas sales. The Utility also records differences between incurred costs and customer billings or authorized revenue meant to recover those costs. To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively. For further discussion, see "Revenue Recognition" and Note 3 below.

To the extent that portions of the Utility's operations cease to be subject to cost-of-service rate regulation, or recovery is no longer probable as a result of changes in regulation or other reasons, the related regulatory assets and liabilities are written off.

Intangible Assets

Intangible Assets

Intangible assets primarily consist of hydroelectric facility licenses with terms ranging from 19 to 53 years. The gross carrying amount of intangible assets was $112 million at December 31, 2011 and 2010. The accumulated amortization was $47 million at December 31, 2011 and $44 million at December 31, 2010.

The Utility's amortization expense related to intangible assets was $3 million in 2011 and $4 million in 2010 and 2009. The estimated annual amortization expense for 2012 through 2016 based on the December 31, 2011 intangible assets balance is $3 million. Intangible assets are recorded to other noncurrent assets – other in the Consolidated Balance Sheets.

Asset Retirement Obligations

Asset Retirement Obligations

PG&E Corporation and the Utility record an ARO at discounted fair value in the period in which the obligation is incurred if the discounted fair value can be reasonably estimated. In the same period, the associated asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset. In each subsequent period, the ARO is accreted to its present value, and the capitalized cost is depreciated over the useful life of the long-lived asset. PG&E Corporation and the Utility also record an ARO if a legal obligation to perform an asset removal exists and can be reasonably estimated, but performance is conditional upon a future event. The Utility recognizes timing differences between the recognition of costs and the costs recovered through the ratemaking process as regulatory assets or liabilities. (See Note 3 below). The Utility has an ARO primarily for its nuclear generation facilities, certain fossil fuel-fired generation facilities, and gas transmission system assets.

Detailed studies of the cost to decommission the Utility's nuclear power plants are conducted every three years in conjunction with the Nuclear Decommissioning Cost Triennial Proceedings conducted by the CPUC. The decommissioning cost estimates are based on the plant location and cost characteristics for the Utility's nuclear power plants. Actual decommissioning costs may vary from these estimates as a result of changes in assumptions such as decommissioning dates; regulatory requirements; technology; and costs of labor, materials, and equipment.

For GAAP purposes, the Utility adjusts its nuclear decommissioning obligation to reflect changes in the estimated costs of decommissioning its nuclear power facilities and records this as an adjustment to the ARO liability on its Consolidated Balance Sheets. The total nuclear decommissioning obligation accrued in accordance with GAAP was $1.2 billion at December 31, 2011 and 2010. For regulatory purposes, the estimated undiscounted nuclear decommissioning cost for the Utility's nuclear power plants was approximately $2.3 billion at December 31, 2011 and 2010 (or approximately $4.4 billion in future dollars). These estimates are based on the 2009 decommissioning cost studies, prepared in accordance with CPUC requirements.

A reconciliation of the changes in the ARO liability is as follows:

(in millions)
ARO liability at December 31, 2009	$1,593
Revision in estimated cash flows	(23)
Accretion	93
Liabilities settled	(77)

ARO liability at December 31, 2010	1,586

Revision in estimated cash flows	10
Accretion	100
Liabilities settled	(87)

ARO liability at December 31, 2011	$1,609

The Utility has identified the following AROs for which a reasonable estimate of fair value could not be made. As a result, the Utility has not recorded a liability related to these AROs:

•

Restoration of land to its pre-use condition under the terms of certain land rights agreements. Land rights, communications equipment leases, and substation facilities will be maintained for the foreseeable future, and therefore, the Utility cannot reasonably estimate the settlement date or range of settlement dates for the obligations associated with these assets;

•

Removal and proper disposal of lead-based paint contained in some Utility facilities. The Utility does not have information available that specifies which facilities contain lead-based paint and, therefore, cannot reasonably estimate the settlement date(s) associated with the obligations; and

•

Removal of certain communications equipment from leased property, and retirement activities associated with substation and certain hydroelectric facilities. The Utility will maintain and continue to operate its hydroelectric facilities until the operation of a facility becomes uneconomical. The operation of the majority of the Utility's hydroelectric facilities is currently, and for the foreseeable future, expected to be economically beneficial. Therefore, the settlement date cannot be determined at this time.

Impairment Of Long-Lived Assets

Impairment of Long-Lived Assets

PG&E Corporation and the Utility evaluate the carrying amounts of long-lived assets for impairment, based on projections of undiscounted future cash flows, whenever events occur or circumstances change that may affect the recoverability or the estimated life of long-lived assets. If this evaluation indicates that such cash flows are not expected to fully recover the assets, the assets are written down to their estimated fair value. No significant impairments were recorded in 2011, 2010, or 2009.

Gains And Losses On Debt Extinguishments

Gains and Losses on Debt Extinguishments

Gains and losses on debt extinguishments associated with regulated operations are deferred and amortized over the remaining original amortization period of the debt reacquired, consistent with recovery of costs through regulated rates. PG&E Corporation and the Utility recorded unamortized loss on debt extinguishments, net of gain, of $186 million and $204 million at December 31, 2011 and 2010, respectively. The amortization expense related to this loss was $18 million in 2011, $23 million in 2010, and $25 million in 2009. Deferred gains and losses on debt extinguishments are recorded to current assets – regulatory assets and other noncurrent assets – regulatory assets in the Consolidated Balance Sheets.

Gains and losses on debt extinguishments associated with unregulated operations are fully recognized at the time such debt is reacquired and are reported as a component of interest expense.

Accumulated Other Comprehensive Loss

Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss reports a measure for accumulated changes in equity of an enterprise that result from transactions and other economic events, other than transactions with shareholders. The following table sets forth the after-tax changes in each component of PG&E Corporation's accumulated other comprehensive loss:

(in millions)	2011	2010	2009
Balance at beginning of year	$(202)	$(160)	$(221)

Period change in pension benefits and other benefits (Note 12):
Unrecognized prior service cost (1)	36	(29)	(1)
Unrecognized net gain (loss) (2)	(655)	(110)	363
Unrecognized net transition obligation (3)	15	15	15
Transfer to regulatory account (4) (5)	593	82	(316)

Balance at end of year	$(213)	$(202)	$(160)

(1) Net of income tax benefit (expense) of $(24) million, $20 million, and $1 million for December 31, 2011, 2010, and 2009, respectively.

(2) Net of income tax benefit (expense) of $452 million, $73 million, and $(216) million for December 31, 2011, 2010, and 2009, respectively.

(3) Net of income tax benefit (expense) of $(11) million for December 31, 2011, 2010, and 2009.

(4) Net of income tax benefit (expense) of $(408) million, $(57) million, and $218 million for December 31, 2011, 2010, and 2009, respectively.

(5) Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

There was no material difference between PG&E Corporation's and the Utility's accumulated other comprehensive income (loss) for the periods presented above.

Revenue Recognition

Revenue Recognition

The Utility recognizes revenues after the CPUC or the FERC has authorized rate recovery, amounts are objectively determinable and probable of recovery, and amounts will be collected within 24 months. (See Note 3 below.) The Utility recognizes revenues as the electricity and natural gas services are delivered, and include amounts for services rendered but not yet billed at the end of the period.

The CPUC authorizes most of the Utility's revenue requirements in its general rate case ("GRC"), which generally occurs every three years. The Utility's ability to recover revenue requirements authorized by the CPUC in the GRC is independent, or "decoupled", from the volume of the Utility's sales of electricity and natural gas services. Generally, the revenue recognition criteria are met ratably over the year.

The CPUC also has authorized the Utility to collect additional revenue requirements to recover certain capital expenditures and costs that the Utility has been authorized to pass on to customers, including costs to purchase electricity and natural gas; to fund public purpose, demand response, and customer energy efficiency programs. Generally, the revenue recognition criteria for pass through costs billed to customers are met at the time the costs are incurred.

The Utility's revenues and earnings also are affected by incentive ratemaking mechanisms that adjust rates depending on the extent to which the Utility meets certain performance criteria.

The FERC authorizes the Utility's revenue requirements in annual transmission owner rate cases. The Utility's ability to recover revenue requirements authorized by the FERC is dependent on the volume of the Utility's electricity sales, and revenue is recognized only for amounts billed and unbilled.

The Utility records differences between actual customer billings and the Utility's authorized revenue requirement, as well as differences between incurred costs and customer billings or authorized revenue meant to recover those costs. To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively.

In determining whether revenue transactions should be presented net of the related expenses, the Utility considers various factors, including whether the Utility takes title to the product being delivered, has latitude in establishing price for the product, and is subject to the customer credit risk.

Income Taxes

Income Taxes

PG&E Corporation and the Utility use the liability method of accounting for income taxes. Income tax provision (benefit) includes current and deferred income taxes resulting from operations during the year. Investment tax credits are deferred and amortized to income over time. The Utility amortizes its investment tax credits over the life of the related property in accordance with regulatory treatment. PG&E Corporation amortizes its investment tax credits over the projected investment recovery period. (See Note 9 below.)

PG&E Corporation and the Utility recognize a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

PG&E Corporation files a consolidated U.S. federal income tax return that includes domestic subsidiaries in which its ownership is 80% or more. In addition, PG&E Corporation files a combined state income tax return in California. PG&E Corporation and the Utility are parties to a tax-sharing agreement under which the Utility determines its income tax provision (benefit) on a stand-alone basis.

Nuclear Decommissioning Trusts

Nuclear Decommissioning Trusts

The Utility's nuclear power facilities consist of two units at Diablo Canyon and the retired facility at Humboldt Bay. Nuclear decommissioning requires the safe removal of nuclear facilities from service and the reduction of residual radioactivity to a level that permits termination of the NRC license and release of the property for unrestricted use. The Utility's nuclear decommissioning costs are recovered from customers through rates and are held in trusts until authorized for release by the CPUC.

The Utility classifies its investments held in the nuclear decommissioning trusts as "available-for-sale." As the Utility's nuclear decommissioning trust assets are managed by external investment managers, the Utility does not have the ability to sell its investments at its discretion. Therefore, all unrealized losses are considered other-than-temporary impairments. Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers. Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of the ARO. There is no impact on the Utility's earnings or accumulated other comprehensive income. The cost of debt and equity securities sold is determined by specific identification.

Accounting For Derivatives And Hedging Activities

Accounting for Derivatives and Hedging Activities

Derivative instruments are recorded in PG&E Corporation's and the Utility's Consolidated Balance Sheets at fair value, unless they qualify for the normal purchase and sales exception. Changes in the fair value of derivative instruments are recorded in earnings or, to the extent that they are probable of future recovery through regulated rates, are deferred and recorded in regulatory accounts.

The normal purchase and sales exception to derivative accounting requires, among other things, physical delivery of quantities expected to be used or sold over a reasonable period in the normal course of business. Transactions for which the Utility elects the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets at fair value. They are accounted for under the accrual method of accounting. Therefore, expenses are recognized as incurred.

PG&E Corporation and the Utility offset the cash collateral paid or cash collateral received against the fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting arrangement where the right of offset and the intention to offset exist. (See Note 10 below.)

Fair Value Measurements

Fair Value Measurements

PG&E Corporation and the Utility determine the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the "exit price." PG&E Corporation and the Utility utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value. An instrument's level within the hierarchy is based on the lowest level of any significant input to the fair value measurement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). (See Note 11 below.)

Variable Interest Entities

Variable Interest Entities

PG&E Corporation and the Utility evaluate whether any entities are a variable interest entity ("VIE") that could require consolidation. PG&E Corporation and the Utility use a qualitative approach to determine who has a controlling financial interest in a VIE and perform ongoing assessments of whether an entity is the primary beneficiary of a VIE.

PG&E Corporation and the Utility are required to consolidate any entities that they control. In most cases, control can be determined based on majority ownership or voting interests. However, for certain entities, control is difficult to discern based on ownership or voting interests alone. These entities are referred to as VIEs. A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, or whose equity investors lack any characteristics of a controlling financial interest. An enterprise has a controlling financial interest if it has the obligation to absorb expected losses or receive expected gains that could potentially be significant to a VIE and the power to direct the activities that are most significant to a VIE's economic performance. An enterprise that has a controlling financial interest is known as the VIE's primary beneficiary and is required to consolidate the VIE.

Some of the counterparties to the Utility's power purchase agreements are considered VIEs. In determining whether the Utility has a controlling financial interest in a VIE, the Utility assesses whether it absorbs any of the VIE's expected losses or receives any portion of the VIE's expected residual returns, as a result of power purchase agreements. This assessment includes an evaluation of how the risks and rewards associated with the power plant's activities are absorbed by variable interest holders as well as an analysis of the variability in the VIE's gross margin and the impact of power purchase agreements on the gross margin. For each variable interest, the Utility assesses whether it has the power to direct the activities of the power plant that most directly impact the VIE's economic performance.

The Utility held a variable interest in several entities that own power plants that generate electricity for sale to the Utility under power purchase agreements. Each of these VIEs was designed to own a power plant that would generate electricity for sale to the Utility utilizing various technologies such as natural gas, wind, solar photovoltaic, solar thermal, and hydroelectric. Under each of these power purchase agreements, the Utility is obligated to purchase electricity or capacity, or both, from the VIE. The Utility did not provide any other support to these VIEs, and the Utility's financial exposure is limited to the amount it pays for delivered electricity and capacity. (See Note 15 below.) The Utility does not have the power to direct the activities that are most significant to these VIE's economic performance. This assessment considers any decision-making rights associated with designing the VIE, dispatch rights, operating and maintenance activities, and re-marketing activities of the power plant after the end of the power purchase agreement with the Utility. As a result, the Utility does not have a controlling financial interest in any of these VIEs. Therefore, at December 31, 2011, the Utility was not the primary beneficiary of, and did not consolidate, any of these VIEs.

The Utility continued to consolidate PERF at December 31, 2011, as the Utility is the primary beneficiary of PERF. In 2005, PERF was formed as a wholly owned subsidiary of the Utility to issue ERBs in connection with the settlement agreement entered into between PG&E Corporation, the Utility, and the CPUC in 2003 to resolve the Chapter 11 Settlement Agreement. The Utility has a controlling financial interest in PERF since the Utility is exposed to PERF's losses and returns through the Utility's 100% equity investment in PERF and the Utility was involved in the design of PERF, which was an activity that was significant to PERF's economic performance. The assets of PERF were $485 million at December 31, 2011 and primarily consisted of assets related to ERBs, which are included in other current assets – regulatory assets in the Consolidated Balance Sheets. The liabilities of PERF were $423 million at December 31, 2011 and consisted of ERBs, which are included in current liabilities in the Consolidated Balance Sheets. (See Note 5 below.) The assets of PERF are only available to settle the liabilities of PERF.

As of December 31, 2011, PG&E Corporation's affiliates had entered into four tax equity agreements with two privately held companies to fund residential and commercial retail solar energy installations. Under these agreements, PG&E Corporation has agreed to provide lease payments and investment contributions of up to $396 million to these companies in exchange for the right to receive benefits from local rebates, federal grants, and a share of the customer payments made to these companies. The majority of these amounts are recorded in other noncurrent assets – other in PG&E Corporation's Consolidated Balance Sheets. As of December 31, 2011, PG&E Corporation had made total payments of $359 million under these tax equity agreements and received $136 million in benefits and customer payments. PG&E Corporation holds a variable interest in these companies as a result of these agreements. PG&E Corporation was not the primary beneficiary of and did not consolidate any of these companies at December 31, 2011. In making this determination, PG&E Corporation evaluated which party has control over these companies' significant economic activities such as designing the companies, vendor selection, construction, customer selection, and re-marketing activities at the end of customer leases, and determined that these activities are under the control of these companies. PG&E Corporation's financial exposure from these arrangements is generally limited to its lease payments and investment contributions to these companies.

Summary Of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Schedule Of Estimated Useful Lives And Balances Of Utility's Property, Plant And Equipment

	Estimated Useful	Balance at December 31,
(in millions, except estimated useful lives)	Lives (years)	2011	2010
Electricity generating facilities (1)	20 to 100	$6,488	$6,012
Electricity distribution facilities	10 to 55	22,395	20,991
Electricity transmission	25 to 70	6,968	6,505
Natural gas distribution facilities	24 to 53	7,832	7,443
Natural gas transportation and storage	5 to 48	4,099	3,939
Construction work in progress		1,770	1,384

Total property, plant, and equipment		49,552	46,274

Accumulated Depreciation		(15,898)	(14,826)

Net property, plant, and equipment		$33,654	$31,448

(1) Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

Schedule Of Changes In Asset Retirement Obligations

(in millions)
ARO liability at December 31, 2009	$1,593
Revision in estimated cash flows	(23)
Accretion	93
Liabilities settled	(77)

ARO liability at December 31, 2010	1,586

Revision in estimated cash flows	10
Accretion	100
Liabilities settled	(87)

ARO liability at December 31, 2011	$1,609

Schedule Of Accumulated Other Comprehensive Loss For Defined Benefit Plan

(in millions)	2011	2010	2009
Balance at beginning of year	$(202)	$(160)	$(221)

Period change in pension benefits and other benefits (Note 12):
Unrecognized prior service cost (1)	36	(29)	(1)
Unrecognized net gain (loss) (2)	(655)	(110)	363
Unrecognized net transition obligation (3)	15	15	15
Transfer to regulatory account (4) (5)	593	82	(316)

Balance at end of year	$(213)	$(202)	$(160)

(1) Net of income tax benefit (expense) of $(24) million, $20 million, and $1 million for December 31, 2011, 2010, and 2009, respectively.

(2) Net of income tax benefit (expense) of $452 million, $73 million, and $(216) million for December 31, 2011, 2010, and 2009, respectively.

(3) Net of income tax benefit (expense) of $(11) million for December 31, 2011, 2010, and 2009.

(4) Net of income tax benefit (expense) of $(408) million, $(57) million, and $218 million for December 31, 2011, 2010, and 2009, respectively.

(5) Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

Regulatory Assets, Liabilities, And Balancing Accounts (Tables)	12 Months Ended
Dec. 31, 2011
Regulatory Assets, Liabilities, And Balancing Accounts [Abstract]
Long-Term Regulatory Assets

	Balance at December 31,
(in millions)	2011	2010
Pension benefits	$2,899	$1,759
Deferred income taxes	1,444	1,250
Utility retained generation	613	666
Environmental compliance costs	520	450
Price risk management	339	424
Electromechanical meters	247	-
Unamortized loss, net of gain, on reacquired debt	163	181
Energy recovery bonds	-	735
Other	281	381

Total long-term regulatory assets	$6,506	$5,846

Long-Term Regulatory Liabilities

	Balance at December 31,
(in millions)	2011	2010
Cost of removal obligation	$3,460	$3,229

Recoveries in excess of ARO	611	600

Public purpose programs	499	573

Other	163	123

Total long-term regulatory liabilities	$4,733	$4,525

Current Regulatory Balancing Accounts, Net

	Receivable (Payable)
	Balance at December 31,
(in millions)	2011	2010

Utility generation	$241	$303

Distribution revenue adjustment mechanism	223	145

Public purpose programs	97	164

Hazardous substance	57	38

Gas fixed cost	16	56

Energy procurement	(48)	(25)

Energy recovery bonds	(105)	(34)

Other	227	202

Total regulatory balancing accounts, net	$708	$849

Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Schedule Of Long-Term Debt

	December 31,
(in millions)	2011	2010
PG&E Corporation
Senior notes, 5.75%, due 2014	350	350
Unamortized discount	(1)	(1)

Total senior notes	349	349

Total PG&E Corporation long-term debt	349	349

Utility
Senior notes:
4.20% due 2011	-	500
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
3.50% due 2020	800	800
4.25% due 2021	300	-
3.25% due 2021	250	-
6.05% due 2034	3,000	3,000
5.80% due 2037	950	950
6.35% due 2038	400	400
6.25% due 2039	550	550
5.40% due 2040	800	800
4.50% due 2041	250	-
Less: current portion	-	(500)
Unamortized discount, net of premium	(51)	(52)

Total senior notes, net of current portion	10,149	9,348

Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates (1), due 2026 (2)	614	614
Series 1996 A, 5.35%, due 2016 (3)	-	200
Series 2004 A-D, 4.75%, due 2023 (3)	345	345
Series 2009 A-D, variable rates (4), due 2016 and 2026 (5)	309	309
Series 2010 E, 2.25%, due 2026 (6)	50	50
Less: current portion	(50)	(309)

Total pollution control bonds	1,268	1,209

Total Utility long-term debt, net of current portion	11,417	10,557

Total consolidated long-term debt, net of current portion	$11,766	$10,906

(1) At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.03% to 0.05%.

(2) Each series of these bonds is supported by a separate letter of credit that expires on May 31, 2016. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains consent from the issuer to the continuation of the series without a credit facility.

(3) The Utility has obtained credit support from an insurance company for these bonds.

(4) At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.02% to 0.05%.

(5) Each series of these bonds is supported by a separate direct-pay letter of credit that expires on May 31, 2016. Subject to certain requirements, the Utility may choose not to provide a credit facility without issuer consent.

(6) These bonds bear interest at 2.25% per year through April 1, 2012; are subject to mandatory tender on April 2, 2012; and may be remarketed in a fixed or variable rate mode.

Schedule Of Long-Term Debt Repayments
	00000000	00000000	00000000	00000000	00000000	00000000	00000000
(in millions, except interest rates)	2012	2013	2014	2015	2016	Thereafter	Total
PG&E Corporation
Average fixed interest rate	-	-	5.75%	-	-	-	5.75%
Fixed rate obligations	$ -	$ -	$ 350	$ -	$ -	$ -	$ 350
Utility
Average fixed interest rate	2.25%	6.25%	4.80%	-	-	5.70%	5.62%
Fixed rate obligations	$ 50
(1)
		$ 400	$ 1,000	$ -	$ -	$ 9,145	$ 10,595
Variable interest rate as of December 31, 2011	-	-	-	-	0.04%	-	0.04%
Variable rate obligations	$ -	$ -	$ -	$ -	$ 923
(2)
						$ -	$ 923
Less: current portion	(50)	-	-	-	-	-	(50)

Total consolidated long-term debt	$ -	$ 400	$ 1,350	$ -	$ 923	$ 9,145	$ 11,818

(1) These bonds, due in 2026, are subject to mandatory tender on April 2, 2012 and may be remarketed in a fixed or variable rate mode. Accordingly, the bonds have been classified for repayment purposes in 2012.

(2) These bonds, due in 2016 and 2026, are backed by letters of credit that expire on May 31, 2016.

Schedule Of Line Of Credit
	000000000000	000000000000		000000000000	000000000000	000000000000		000000000000
(in millions)	Termination Date	Facility Limit		Letters of Credit Outstanding	Borrowings	Commercial Paper		Facility Availability
PG&E Corporation	May 2016	$ 300	(1)	$-	$ -	$ -		$ 300
Utility	May 2016	3,000	(2)	343	-	1,389	(3)	1,268	(3)

Total revolving credit facilities		$ 3,300		$ 343	$ -	$ 1,389		$ 1,568

(1)

Includes a $100 million sublimit for letters of credit and a $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 7 days.

(2)	Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for swingline loans.
(3)	The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facility.

Common Stock And Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2011
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule Of Compensation Expense For Share-Based Incentive Awards
	000000000	000000000	000000000
(in millions)	2011	2010	2009
Restricted stock units	$ 22	$ 9	$ 11
Restricted stock	1	14	9
Performance shares:
Liability awards	(13)	22	37
Equity awards	16	11	-

Total compensation expense (pre-tax)	$ 26	$ 56	$ 57

Total compensation expense (after-tax)	$ 16	$ 33	$ 34

Schedule Of Restricted Stock Units Activity

	Number of Restricted Stock Units	Weighted Average Grant- Date Fair Value
Nonvested at January 1	1,154,396	$ 39.74
Granted	841,122	$ 45.10
Vested	(280,937)	$ 39.72
Forfeited	(88,533)	$ 42.60

Nonvested at December 31	1,626,048	$ 42.57

Schedule Of Restricted Stock Activity

	Number of Shares of Restricted Stock	Weighted Average Grant- Date Fair Value
Nonvested at January 1	475,880	$ 40.87
Granted	-
Vested	(312,539)	$ 38.08
Forfeited	(3,585)	$ 46.04

Nonvested at December 31	159,756	$ 46.49

Performance Shares, Equity Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule Of Nonvested Performance-Based Units Activity

	Number of Performance Shares	Weighted Average Grant- Date Fair Value
Nonvested at January 1	609,970	$ 35.60
Granted	774,125	$ 33.91
Vested	-
Forfeited	(58,689)	$ 34.95

Nonvested at December 31	1,325,406	$ 34.64

Performance Shares, Liability Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule Of Nonvested Performance-Based Units Activity

	Number of Performance Shares	Weighted Average Fair Value
Nonvested at January 1	1,137,490	$ 60.37
Granted	-
Vested	(516,411)	$ 95.47
Forfeited	(22,716)	$ 11.34

Nonvested at December 31	598,363	$ 0.00

Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2011
Preferred Stock [Abstract]
Summary Of Issued And Outstanding Preferred Stock

(in millions, except share amounts, redemption price, and par value)	Shares Outstanding	Redemption Price	Balance
Nonredeemable $25 par value preferred stock
5.00% Series	400,000	N/A	$ 10
5.50% Series	1,173,163	N/A	30
6.00% Series	4,211,662	N/A	105

Total nonredeemable preferred stock	5,784,825		$ 145

Redeemable $25 par value preferred stock
4.36% Series	418,291	$ 25.75	$ 11
4.50% Series	611,142	26.00	15
4.80% Series	793,031	27.25	20
5.00% Series	1,778,172	26.75	44
5.00% Series A	934,322	26.75	23

Total redeemable preferred stock	4,534,958		$ 113

Preferred stock			$ 258

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Basic EPS

	Year Ended December 31,
(in millions, except per share amounts)	2011	2010	2009
Basic
Income available for common shareholders	$ 844	$ 1,099	$ 1,220
Less: distributed earnings to common shareholders	-	706	621

Undistributed earnings	844	393	599

Allocation of undistributed earnings to common shareholders
Distributed earnings to common shareholders	$ -	$ 706	$ 621
Undistributed earnings allocated to common shareholders	-	385	573

Total common shareholders earnings	$ -	$ 1,091	$ 1,194

Weighted average common shares outstanding, basic	401	382	368
Convertible subordinated notes	-	8	17

Weighted average common shares outstanding and participating securities	401	390	385

Net earnings per common share, basic
Distributed earnings, basic (1)	$ -	$ 1.85	$ 1.69
Undistributed earnings	-	1.01	1.56

Total	$ 2.10	$ 2.86	$ 3.25

(1) Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Diluted EPS

	Year Ended December 31,
(in millions, except per share amounts)	2011	2010	2009
Diluted
Income available for common shareholders	$ 844	$ 1,099	$ 1,220
Add earnings impact of assumed conversion of participating securities:
Interest expense on convertible subordinated notes, net of tax	-	8	15
Unrealized loss on embedded derivative, net of tax	-	-	2

Income available for common shareholders and assumed conversion	$ 844	$ 1,107	$ 1,237

Weighted average common shares outstanding, basic	401	382	368
Add incremental shares from assumed conversions:
Convertible subordinated notes	-	8	17
Employee share-based compensation	1	2	1

Weighted average common shares outstanding, diluted	402	392	386

Total earnings per common share, diluted	$ 2.10	$ 2.82	$ 3.20

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Schedule Of Components Of Income Tax Expense (Benefit)

	PG&E Corporation			Utility
	Year Ended December 31,
	2011	2010	2009	2011	2010	2009
(in millions)
Current:
Federal	$ (77)	$ (12)	$ (747)	$ (83)	$ (54)	$ (696)
State	152	130	(41)	161	134	(45)
Deferred:
Federal	504	525	1,161	534	589	1,139
State	(135)	(91)	92	(128)	(90)	89
Tax credits	(4)	(5)	(5)	(4)	(5)	(5)

Income tax provision	$ 440	$ 547	$ 460	$ 480	$ 574	$ 482

Schedule Of Deferred Tax Assets And Liabilities

	PG&E Corporation		Utility
	Year Ended December 31,
	2011	2010	2011	2010
(in millions)
Deferred income tax assets:
Customer advances for construction	$ 108	$ -	$ 108	$ -
Reserve for damages	243	222	243	222
Environmental reserve	157	242	157	242
Compensation	310	345	258	305
Net operating loss carry forward	728	327	567	270
Other	217	207	180	178

Total deferred income tax assets	$ 1,763	$ 1,343	$ 1,513	$ 1,217

Deferred income tax liabilities:
Regulatory balancing accounts	$ 878	$ 1,116	$ 878	$ 1,116
Property related basis differences	6,309	5,236	6,301	5,234
Income tax regulatory asset	588	509	588	509
Other	192	142	105	135

Total deferred income tax liabilities	$ 7,967	$ 7,003	$ 7,872	$ 6,994

Total net deferred income tax liabilities	$ 6,204	$ 5,660	$ 6,359	$ 5,777

Classification of net deferred income tax liabilities:
Included in current liabilities	$ 196	$ 113	$ 199	$ 118
Included in noncurrent liabilities	6,008	5,547	6,160	5,659

Total net deferred income tax liabilities	$ 6,204	$ 5,660	$ 6,359	$ 5,777

Schedule Of Effective Income Tax Rate Reconciliation

	PG&E Corporation			Utility
	Year Ended December 31,
	2011	2010	2009	2011	2010	2009

Federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (decrease) in income tax rate resulting from:
State income tax (net of federal benefit)	1.1	0.7	1.6	1.6	1.0	1.4
Effect of regulatory treatment of fixed asset differences	(4.4)	(3.1)	(2.7)	(4.2)	(3.0)	(2.6)
Tax credits	(0.5)	(0.4)	(0.5)	(0.5)	(0.4)	(0.5)
IRS audit settlements	-	0.1	(4.5)	-	(0.2)	(4.2)
Benefit of loss carryback	(1.9)	-	-	(2.1)	-	-
Non deductible penalties	6.5	0.2	-	6.3	0.2	-
Other, net	(1.5)	0.7	(1.5)	0.1	1.3	(1.3)

Effective tax rate	34.3%	33.2%	27.4%	36.2%	33.9%	27.8%

Schedule Of Change In Unrecognized Tax Benefits

	PG&E Corporation			Utility
	2011	2010	2009	2011	2010	2009
(in millions)
Balance at beginning of year	$ 714	$ 673	$ 75	$ 712	$ 652	$ 37
Additions for tax position taken during a prior year	2	27	4	2	27	4
Reductions for tax position taken during a prior year	(198)	(20)	(3)	(196)	-	-
Additions for tax position taken during the current year	3	89	624	-	87	623
Settlements	(15)	(55)	(27)	(15)	(54)	(12)

Balance at end of year	$ 506	$ 714	$ 673	$ 503	$ 712	$ 652

Derivatives And Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2011
Derivatives And Hedging Activities [Abstract]
Volumes Of Outstanding Derivative Contracts

		Contract Volume (1)
Underlying Product	Instruments	Less Than 1 Year	Greater Than 1 Year but Less Than 3 Years	Greater Than 3 Years but Less Than 5 Years	Greater Than 5 Years (2)
Natural Gas (3) (MMBtus (4))	Forwards and Swaps	500,375,394	212,088,902	6,080,000	-
	Options	257,766,990	336,543,013	-	-
Electricity (Megawatt-hours)	Forwards and Swaps	4,718,568	5,206,512	2,142,024	3,754,872
	Options	1,248,000	132,048	264,348	264,096
	Congestion Revenue Rights	84,247,502	72,882,246	72,949,250	61,673,535

(1) Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each time period.

(2) Derivatives in this category expire between 2017 and 2022.

(3) Amounts shown are for the combined positions of the electric fuels and core gas portfolios.

(4) Million British Thermal Units.

Outstanding Derivative Balances

	Gross Derivative Balance	Netting	Cash Collateral	Total Derivative Balances
(in millions)	Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$54	$(39)	$103	$118
Other noncurrent assets – other	113	(59)	-	54
Current liabilities – other	(489)	39	274	(176)
Noncurrent liabilities – other	(398)	59	101	(238)

Total commodity risk	$(720)	$-	$478	$(242)

At December 31, 2010, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

	Gross Derivative Balance	Netting	Cash Collateral	Total Derivative Balances
(in millions)	Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$56	$(45)	$79	$90
Other noncurrent assets – other	77	(62)	96	111
Current liabilities – other	(388)	45	119	(224)
Noncurrent liabilities – other	(486)	62	130	(294)

Total commodity risk	$(741)	$-	$424	$(317)

Gains And Losses On Derivative Instruments

	Commodity Risk (PG&E Corporation and Utility)
	For the year ended December 31,
(in millions)	2011	2010	2009

Unrealized (loss) gain—regulatory assets and liabilities (1)	$21	$(260)	15

Realized loss—cost of electricity (2)	(558)	(573)	(701)

Realized loss—cost of natural gas (2)	(106)	(79)	(54)

Total commodity risk instruments	$(643)	$(912)	(740)

(1) Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities, rather than recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.

(2) These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

Additional Cash Collateral The Utility Would Be Required To Post If Its Credit Risk-Related Contingency Features Were Triggered

(in millions)
Derivatives in a liability position with credit risk-related contingencies that are not fully collateralized	$(611)
Related derivatives in an asset position	86
Collateral posting in the normal course of business related to these derivatives	250

Net position of derivative contracts/additional collateral posting requirements (1)	$(275)

(1)	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Assets And Liabilities Measured At Fair Value On A Recurring Basis

	Fair Value Measurements
	At December 31,
	2011					2010
(in millions)	Level 1	Level 2	Level 3	Netting (1)	Total	Level 1	Level 2	Level 3	Netting (1)	Total
Assets:
Money market investments	$206	$-	$-	$-	$206	$138	$-	$-	$-	$138

Nuclear decommissioning trusts
U.S. equity securities	841	8	-	-	849	1,029	7	-	-	1,036
Non-U.S. equity securities	323	-	-	-	323	349	-	-	-	349
U.S. government and agency securities	744	156	-	-	900	584	40	-	-	624
Municipal securities	-	58	-	-	58	-	119	-	-	119
Other fixed-income securities	-	99	-	-	99	-	66	-	-	66

Total nuclear decommissioning trusts (2)	1,908	321	-	-	2,229	1,962	232	-	-	2,194

Price risk management instruments (Note 10)
Electric	-	92	69	8	169	6	2	119	63	190
Gas	-	6	-	(3)	3	-	-	6	5	11

Total price risk management instruments	-	98	69	5	172	6	2	125	68	201

Rabbi trusts
Fixed-income securities	-	25	-	-	25	-	24	-	-	24
Life insurance contracts	-	67	-	-	67	-	65	-	-	65

Total rabbi trusts	-	92	-	-	92	-	89	-	-	89

Long-term disability trust
U.S. equity securities	13	15	-	-	28	11	24	-	-	35
Non-U.S. equity securities	-	9	-	-	9	-	-	-	-	-
Fixed-income securities	-	145	-	-	145	-	150	-	-	150

Total long-term disability trust	13	169	-	-	182	11	174	-	-	185

Total assets	$2,127	$680	$69	$5	$2,881	$2,117	$497	$125	$68	$2,807

Liabilities:
Price risk management instruments (Note 10)
Electric	$411	$289	$143	$(441)	$402	$235	$73	$475	$(315)	$468
Gas	31	13	-	(32)	12	41	1	49	(41)	50

Total liabilities	$442	$302	$143	$(473)	$414	$276	$74	$524	$(356)	$518

(1) Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.

(2) Excludes $188 million and $185 million at December 31, 2011 and December 31, 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

Level 3 Reconciliation

	Price Risk Management Instruments
(in millions)	2011	2010
Liability balance as of January 1	$(399)	$(250)

Realized and unrealized gains (losses):
Included in regulatory assets and liabilities or balancing accounts (1)	122	(149)
Transfers out of Level 3	203	-

Liability balance as of December 31	$(74)	$(399)

(1) Price risk management activity is recoverable through customer rates, therefore, balancing account revenue is recorded for amounts settled and purchased and there is no impact to net income. Unrealized gains and losses are deferred in regulatory liabilities and assets.

Carrying Amount And Fair Value Of Financial Instruments

	At December 31,
	2011		2010
(in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Debt (Note 4)
PG&E Corporation	$ 349	$ 380	$ 349	$ 383
Utility	10,545	12,543	10,444	11,314
Energy recovery bonds (Note 5)	423	433	827	862

Schedule Of Unrealized Gains (Losses) Related To Available-For-Sale Investments

(in millions)	Amortized Cost	Total Unrealized Gains	Total Unrealized Losses	Total Fair Value (1)
As of December 31, 2011
Equity securities
U.S.	$ 334	$ 518	$ (3)	$ 849
Non-U.S.	194	131	(2)	323
Debt securities
U.S. government and agency securities	798	102	—	900
Municipal securities	56	2	—	58
Other fixed-income securities	96	3	—	99

Total	$ 1,478	$ 756	$ (5)	$ 2,229

As of December 31, 2010
Equity securities
U.S.	$ 509	$ 529	$ (2)	$ 1,036
Non-U.S.	180	170	(1)	349
Debt securities
U.S. government and agency securities	571	55	(2)	624
Municipal securities	119	1	(1)	119
Other fixed-income securities	65	1	—	66

Total	$ 1,444	$ 756	$ (6)	$ 2,194

(1) Excludes $188 million and $185 million at December 31, 2011 and 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

Schedule Of Long Term Debt Repayments

(in millions)	As of December 31, 2011
Less than 1 year	$60
1–5 years	359
5–10 years	294
More than 10 years	344

Total maturities of debt securities	$1,057

Schedule Of Activity For Debt And Equity Securities

	2011	2010	2009
(in millions)
Proceeds from sales and maturities of nuclear decommissioning trust investments	$ 1,928	$ 1,405	$ 1,351
Gross realized gains on sales of securities held as available-for-sale	43	42	27
Gross realized losses on sales of securities held as available-for-sale	(30)	(11)	(55)

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Schedule Of Assumptions Used In Calculating Projected Benefit Cost And Net Periodic Benefit Cost
	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	Pension Benefits			Other Benefits
	December 31,			December 31,
	2011	2010	2009	2011	2010	2009
Discount rate	4.66%	5.42%	5.97%	4.41–4.77%	5.11–5.56%	5.66–6.09%
Average rate of future compensation increases	5.00%	5.00%	5.00%	-	-	-
Expected return on plan assets	5.50%	6.60%	6.80%	4.40–5.50%	5.20–6.60%	5.80–6.90%

Schedule Of Assumed Health Care Cost Trend

(in millions)	One- Percentage- Point Increase	One- Percentage- Point Decrease
Effect on postretirement benefit obligation	$ 95	$ (98)
Effect on service and interest cost	7	(8)

Target Asset Allocation Percentages
	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
Global equity securities	35%	5%	5%	38%	3%	3%
U.S. equity securities	-%	26%	26%	-%	28%	26%
Non-U.S. equity securities	-%	14%	14%	-%	15%	13%
Absolute return	5%	5%	5%	4%	4%	3%
Private real estate securities	5%	-%	-%	4%	-%	-%
Real assets	5%	-%	-%	4%	-%	-%
Extended fixed-income securities	3%	-%	-%	-%	-%	-%
Fixed-income securities	47%	50%	50%	50%	50%	54%
Cash equivalents	-%	-%	-%	-%	-%	1%

Total	100%	100%	100%	100%	100%	100%

Schedule Of Changes In Fair Value Of Plan Assets

	000000	000000	000000	000000	000000	000000	000000	000000
	Fair Value Measurements
	At December 31,
	2011				2010
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Pension Benefits:
U.S. equity securities	$ 244	$ 2,161	$ -	$ 2,405	$ 328	$ 2,482	$ -	$ 2,810
Non-U.S. equity securities	220	1,363	-	1,583	356	1,111	-	1,467
Global equity securities	-	197	-	197	177	360	-	537
Absolute return	-	-	487	487	-	-	494	494
Real assets	326	-	-	326	-	-	-	-
Fixed-income securities:
U.S. government	1,411	115	-	1,526	790	233	-	1,023
Corporate	2	3,083	650	3,735	6	2,724	549	3,279
Other	1	745	-	746	52	393	120	565
Cash equivalents	-	-	-	-	20	-	-	20

Total	$ 2,204	$ 7,664	$ 1,137	$ 11,005	$ 1,729	$ 7,303	$ 1,163	$ 10,195

Other Benefits:
U.S. equity securities	$86	$ 222	$ -	$ 308	$ 104	$ 230	$ -	$ 334
Non-U.S. equity securities	79	108	-	187	118	80	-	198
Global equity securities	-	19	-	19	18	29	-	47
Absolute return	-	-	47	47	-	-	47	47
Real assets	31	-	6	37	-	-	-	-
Fixed-income securities:
U.S. government	199	-	-	199	73	14	-	87
Corporate	-	681	1	682	8	457	129	594
Other	1	44	-	45	3	21	10	34
Cash equivalents	-	-	-	-	13	-	-	13

Total	$ 396	$ 1,074	$ 54	$ 1,524	$ 337	$ 831	$ 186	$ 1,354

Other (1)				(45)				38

Total plan assets at fair value				$ 12,484				$ 11,587

(1)	Balances include the impact of administrative trust net assets (liabilities), and deferred tax liability on the unrealized gain from investments for Pension and Other Benefits.

Schedule Of Level 3 Reconciliation
	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000	0000000
	Pension Benefits				Other Benefits
(in millions)	Absolute return	Corporate fixed- income	Other fixed- income	Total	Absolute return	Corporate fixed- income	Other fixed- income	Real assets	Total
Balance as of January 1, 2010	$ 340	$ 531	$ 190	$ 1,061	$ 32	$ 124	$ 17	$ -	$ 173
Actual return on plan assets:
Relating to assets still held at the reporting date	44	52	5	101	4	15	-	-	19
Relating to assets sold during the period	5	5	5	15	1	(2)	-	-	(1)
Purchases, issuances, sales, and settlements	105	(39)	(80)	(14)	10	(8)	(7)	-	(5)

Balance as of December 31, 2010	$ 494	$ 549	$ 120	$ 1,163	$ 47	$ 129	$ 10	$ -	$ 186

Actual return on plan assets:
Relating to assets still held at the reporting date	5	57	(2)	60	1	16	-	-	17
Relating to assets sold during the period	2	-	1	3	-	(2)	-	-	(2)
Purchases, issuances, sales, and settlements:
Purchases	-	79	2	81	-	34	-	6	40
Settlements	(14)	(35)	(58)	(107)	(1)	(30)	(5)	-	(36)
Transfers out of Level 3	-	-	(63)	(63)	-	(146)	(5)	-	(151)

Balance as of December 31, 2011	$ 487	$ 650	$ -	$ 1,137	$ 47	$ 1	$ -	$ 6	$ 54

Schedule Of Estimated Benefits Expected To Be Paid
	Federal Subsidy000000	Federal Subsidy000000	Federal Subsidy000000
	Pension	Other	Federal Subsidy
(in millions)
2012	$ 547	$ 113	$ (6)
2013	587	117	(7)
2014	626	122	(8)
2015	667	127	(8)
2016	707	132	(9)
2017–2021	4,075	733	(58)

Schedule Of Employer Contribution Expense

(in millions) Year ended December 31,
2011	$65
2010	56
2009	52

Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Reconciliation Of Changes In Plan Assets Benefit Obligations And Funded Status

(in millions)	2011	2010
Change in plan assets:
Fair value of plan assets at January 1	$10,250	$9,330
Actual return on plan assets	1,016	1,235
Company contributions	230	162
Benefits and expenses paid	(503)	(477)

Fair value of plan assets at December 31	$10,993	$10,250

Change in benefit obligation:
Projected benefit obligation at January 1	$12,071	$10,766
Service cost for benefits earned	320	253
Interest cost	660	645
Actuarial loss	1,450	856
Plan amendments	—	(1)
Transitional costs	2	4
Benefits paid	(503)	(452)

Projected benefit obligation at December 31 (1)	$14,000	$12,071

Funded status:
Current liability	$(5)	$(5)
Noncurrent liability	(3,002)	(1,816)

Accrued benefit cost at December 31	$(3,007)	$(1,821)

(1) PG&E Corporation's accumulated benefit obligation was $12,285 million and $10,653 million at December 31, 2011 and 2010, respectively.

Components Of Net Periodic Benefit Cost

(in millions)	2011	2010	2009
Service cost for benefits earned	$320	$279	$259
Interest cost	660	645	624
Expected return on plan assets	(669)	(624)	(579)
Amortization of prior service cost	34	53	53
Amortization of unrecognized loss	50	44	101

Net periodic benefit cost	395	397	458

Less: transfer to regulatory account (1)	(139)	(233)	(294)

Total	$256	$164	$164

(1) The Utility recorded $139 million, $233 million, and $295 million for the years ended December 31, 2011, 2010, and 2009, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates.

Estimated Amortized Net Periodic Benefit For 2012
0000000000
(in millions)
Unrecognized prior service cost	$ 19
Unrecognized net loss	125

Total	$ 144

Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Reconciliation Of Changes In Plan Assets Benefit Obligations And Funded Status

(in millions)	2011	2010
Change in plan assets:
Fair value of plan assets at January 1	$1,337	$1,169
Actual return on plan assets	95	147
Company contributions	137	94
Plan participant contribution	52	49
Benefits and expenses paid	(130)	(122)

Fair value of plan assets at December 31	$1,491	$1,337

Change in benefit obligation:
Benefit obligation at January 1	$1,755	$1,511
Service cost for benefits earned	42	36
Interest cost	91	88
Actuarial loss	63	52
Plan amendments	—	128
Transitional costs	—	1
Benefits paid	(130)	(113)
Federal subsidy on benefits paid	12	3
Plan participant contributions	52	49

Benefit obligation at December 31	$1,885	$1,755

Funded status:
Noncurrent liability	$(394)	$(418)

Accrued benefit cost at December 31	$(394)	$(418)

Components Of Net Periodic Benefit Cost
	0000000000	0000000000	0000000000
(in millions)	2011	2010	2009
Service cost for benefits earned	$ 42	$ 36	$ 30
Interest cost	91	88	87
Expected return on plan assets	(82)	(74)	(68)
Amortization of transition obligation	26	26	26
Amortization of prior service cost	27	25	16
Amortization of unrecognized loss (gain)	4	3	3

Net periodic benefit cost	$ 108	$ 104	$ 94

Estimated Amortized Net Periodic Benefit For 2012
000000000
(in millions)
Unrecognized prior service cost	$ 25
Unrecognized net loss	6
Unrecognized net transition obligation	24

Total	$ 55

Resolution Of Remaining Chapter 11 Disputed Claims (Tables)	12 Months Ended
Dec. 31, 2011
Resolution Of Remaining Chapter 11 Disputed Claims [Abstract]
Changes In The Remaining Net Disputed Claims Liability
0000000000
(in millions)
Balance at December 31, 2010	$ 934
Interest accrued	28
Less: supplier settlements	(114)

Balance at December 31, 2011	$ 848

Related Party Agreements And Transactions (Tables)	12 Months Ended
Dec. 31, 2011
Related Party Agreements And Transactions [Abstract]
Schedule Of Significant Related Party Transactions
	000000000	000000000	000000000
	Year Ended December 31,
	2011	2010	2009
(in millions)
Utility revenues from:
Administrative services provided to PG&E Corporation	$6	$7	$5
Utility expenses from:
Administrative services received from PG&E Corporation	$49	$55	$62
Utility employee benefit due to PG&E Corporation	33	27	3

Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Schedule Of Costs Incurred Attributable To Each Category Of Power Purchase Agreements
	000000000	000000000	000000000
	Payments
(in millions)	2011	2010	2009
Qualifying facilities(1)	$ 1,069	$ 1,164	$ 1,210
Renewable energy contracts	622	573	362
Other power purchase agreements	690	657	701
(1) Payments include $297, $321, and $344 attributable to renewable energy contracts with qualifying facilities at December 31, 2011, 2010 and 2009, respectively.

Schedule Of Undiscounted Future Expected Power Purchase Agreement Payments

(in millions)	Qualifying Facility	Renewable (Other than QF)	Other	Total Payments
2012	$ 736	$ 831	$ 656	$ 2,223
2013	781	1,058	807	2,646
2014	807	1,269	646	2,722
2015	725	1,352	614	2,691
2016	690	1,370	601	2,661
Thereafter	3,341	18,058	3,726	25,125

Total	$ 7,080	$ 23,938	$ 7,050	$ 38,068

Schedule Of Fixed Capacity Payments Due Under The QF Contracts Discount
september 3000
(in millions)
2012	$ 50
2013	50
2014	42
2015	38
2016	36
Thereafter	89

Total fixed capacity payments	305
Less: amount representing interest	57

Present value of fixed capacity payments	$ 248

Undiscounted Obligations For Natural Gas Purchases, Gas Transportation Services, And Gas Storage
september 3000
(in millions)
2012	$ 746
2013	249
2014	198
2015	188
2016	152
Thereafter	974

Total	$ 2,507

Undiscounted Obligations Under Nuclear Fuel Agreements
september 3000
(in millions)
2012	$ 88
2013	89
2014	130
2015	189
2016	141
Thereafter	909

Total	$ 1,546

Future Minimum Payments Of Operating Leases
september 3000
(in millions)
2012	$ 30
2013	27
2014	20
2015	16
2016	15
Thereafter	81

Total	$ 189

Change In Accruals Related To Third-Party Claims

(in millions)
Balance at January 1, 2010	$0
Loss accrued	220
Less: Payments	(6)

Balance at December 31, 2010	214
Additional loss accrued	155
Less: Payments	(92)

Balance at December 31, 2011	$277

Environmental Remediation Liability Disclosure

(in millions)
Balance at December 31, 2010	$612
Additional remediation costs accrued:
Transfer to regulatory account for recovery	169
Amounts not recoverable from customers	156
Less: Payments	(152)

Balance at December 31, 2011	$785

Quarterly Consolidated Financial Data (Tables)	12 Months Ended
Dec. 31, 2011
Quarterly Consolidated Financial Data [Abstract]
Schedule Of Quarterly Consolidated Financial Data

	Quarter ended
	December 31	September 30	June 30	March 31
(in millions, except per share amounts)
2011
PG&E CORPORATION
Operating revenues	$ 3,815	$ 3,860	$ 3,684	$ 3,597
Operating income	358	408	692	484
Net income	87	203	366	202
Income available for common shareholders	83	200	362	199
Net earnings per common share, basic	0.20	0.50	0.91	0.50
Net earnings per common share, diluted	0.20	0.50	0.91	0.50
Common stock price per share:
High	43.24	43.32	46.52	47.60
Low	36.86	39.21	41.39	42.47
UTILITY
Operating revenues	$ 3,813	$ 3,859	$ 3,683	$ 3,596
Operating income	359	402	699	484
Net income	89	196	359	201
Income available for common stock	85	193	355	198

2010
PG&E CORPORATION
Operating revenues	$ 3,621	$ 3,513	$ 3,232	$ 3,475
Operating income	492	503	695	618
Net income	254	261	337	261
Income available for common shareholders	250	258	333	258
Net earnings per common share, basic	0.63	0.66	0.88	0.69
Net earnings per common share, diluted	0.63	0.66	0.86	0.67
Common stock price per share:
High	48.63	48.34	45.00	45.63
Low	45.38	40.52	34.95	40.58
UTILITY
Operating revenues	$ 3,620	$ 3,513	$ 3,232	$ 3,475
Operating income	494	505	696	619
Net income	253	265	339	264
Income available for common stock	249	262	335	261

Schedule I - Condensed Financial Information Of Parent (Tables)	12 Months Ended
Dec. 31, 2011
Schedule I - Condensed Financial Information Of Parent [Abstract]
Schedule Of Condensed Stements of Income
	september 30	september 30	september 30
	Year Ended December 31,
	2011	2010	2009
Administrative service revenue	$ 44	$ 53	$ 59
Operating expenses	(44)	(55)	(61)
Interest income	1	1	1
Interest expense	(22)	(35)	(43)
Other income (expense)	(17)	4	11
Equity in earnings of subsidiaries	852	1,105	1,231

Income before income taxes	814	1,073	1,198
Income tax benefit	30	26	22

Income Available for Common Shareholders	$ 844	$ 1,099	$ 1,220

Weighted average common shares outstanding, basic	401	382	368

Weighted average common shares outstanding, diluted	402	392	386

Earnings per common share, basic	$ 2.10	$ 2.86	$ 3.25

Earnings per common share, diluted	$ 2.10	$ 2.82	$ 3.20

Schedule Of Condensed Balance Sheet
	september 30	september 30
	Balance at December 31,
	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$ 209	$ 240
Advances to affiliates	18	25
Income taxes receivable	8	1
Deferred income taxes	4	5

Total current assets	239	271

Noncurrent Assets
Equipment	14	14
Accumulated depreciation	(14)	(14)

Net equipment	–	–
Investments in subsidiaries	12,378	11,618
Other investments	94	89
Income taxes receivable	2	–
Deferred income taxes	143	116
Other	2	2

Total noncurrent assets	12,619	11,825

Total Assets	$ 12,858	$ 12,096

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable – related parties	$ –	$ 106
Accounts payable – other	21	3
Income taxes payable	57	1
Other	208	213

Total current liabilities	286	323

Noncurrent Liabilities
Long-term debt	349	349
Income taxes payable	3	48
Other	119	94

Total noncurrent liabilities	471	491

Common Shareholders' Equity
Common stock	7,602	6,878
Reinvested earnings	4,712	4,606
Accumulated other comprehensive loss	(213)	(202)

Total common shareholders' equity	12,101	11,282

Total Liabilities and Shareholders' Equity	$ 12,858	$ 12,096

Schedule Of Condensed Statement Of Cash Flows
september 30	september 30	september 30	september 30
	Year Ended December 31,
	2011	2010	2009
Cash Flows from Operating Activities:
Net income	$844	$1,099	$1,220
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	36	38	20
Equity in earnings of subsidiaries	(852)	(1,105)	(1,231)
Deferred income taxes and tax credits, net	(26)	19	–
Noncurrent income taxes receivable/payable	(47)	34	(9)
Current income taxes receivable/payable	49	(1)	148
Other	(80)	(50)	(13)

Net cash provided by (used in) operating activities	(76)	34	135

Cash Flows From Investing Activities:
Investment in subsidiaries	(759)	(347)	(721)
Dividends received from subsidiaries(1)	716	716	624
Proceeds from tax equity investments	129	7	–
Other	–	(4)	10

Net cash provided by (used in) investing activities	86	372	(87)

Cash Flows From Financing Activities:
Borrowings under revolving credit facilities	150	90	–
Repayments under revolving credit facilities	(150)	(90)	–
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	–	–	348
Common stock issued	662	303	219
Common stock dividends paid(2)	(704)	(662)	(590)
Other	1	–	1

Net cash used in financing activities	(41)	(359)	(22)

Net change in cash and cash equivalents	(31)	47	26
Cash and cash equivalents at January 1	240	193	167

Cash and cash equivalents at December 31	$209	$240	$193

(1)	Because of its nature as a holding company, PG&E Corporation classifies dividends received from subsidiaries as an investing cash flow.

(2)	On January 15, April 15, July 15, October 15, 2011, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2009, PG&E Corporation paid a quarterly common stock dividend of $0.39 per share. On April 15, July 15, and October 15, 2009, PG&E Corporation paid quarterly common stock dividends of $0.42 per share.

Schedule II - Consolidated Valuation And Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2011
Schedule II - Consolidated Valuation And Qualifying Accounts [Abstract]
Schedule II - Consolidated Valuation And Qualifying Accounts
	september 30000	september 30000	september 30000	september 30000	september 30000
Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions (2)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2011:
Allowance for uncollectible accounts(1)	$ 81	$ 60	$ -	$ 60	$ 81

2010:
Allowance for uncollectible accounts(1)	$ 68	$ 56	$ -	$ 43	$ 81

2009:
Allowance for uncollectible accounts(1)	$ 76	$ 68	$ -	$ 76	$ 68

(1)	Allowance for uncollectible accounts is deducted from "Accounts receivable – Customers."

(2)	Deductions consist principally of write-offs, net of collections of receivables previously written off.

Summary Of Significant Accounting Policies (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Public Utility, Property, Plant and Equipment [Line Items]
Gross carrying amount						$ 112,000,000	$ 112,000,000
Intangible assets balance						3,000,000
Benefits and customers payments received on tax equity agreements						136,000,000
Percentage of recognized tax benefits						50.00%
Percentage of ownership of subsidiaries that are included on federal tax return						80.00%
Pacific Gas And Electric Company [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Utility's equity investment in PERF						100.00%
PGE Corporation And Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Expected life of capitalized software, minimum						5
Expected life of capitalized software, maximum						15
Loss on debt extinguishment						186,000,000	204,000,000
Amortization on loss on debt extinguishment						18,000,000	23,000,000	25,000,000
Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
AFUDC equity recorded						40,000,000	50,000,000	44,000,000
AFUDC interest recorded						87,000,000	110,000,000	95,000,000
Composite depreciation rate						3.67%	3.38%	3.43%
Capitalized software costs						714,000,000	580,000,000
Accumulated amortization expense						480,000,000	386,000,000
Capitalized software amortization expense	154,000,000	154,000,000	154,000,000	154,000,000	154,000,000	138,000,000	94,000,000	37,000,000
Amortization expense						3,000,000	4,000,000	4,000,000
2012					3,000,000
2013				3,000,000
2014			3,000,000
2015		3,000,000
2016	3,000,000
Nuclear decommissioning obligation accrued						1,200,000,000	1,200,000,000
Estimated nuclear decommissioning cost						2,300,000,000	2,300,000,000
Approximate estimated nuclear decommissioning cost in future dollars						4,400,000,000	4,400,000,000
PERF [Member]
Public Utility, Property, Plant and Equipment [Line Items]
PERF assets						485,000,000
PERF liabilities						423,000,000
Residential And Commercial Retail Solar Energy Installations [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Payments made under tax equity agreements						396,000,000
Lease Payments And Investment Contributions [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Payments made under tax equity agreements						359,000,000
Hydroelectric Facility Licenses And Other Agreements [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Useful life, minimum						19
Useful life, maximum						53
Accumulated amortization						$ 47,000,000	$ 44,000,000

Summary Of Significant Accounting Policies (Schedule Of Estimated Useful Lives And Balances Of Utility's Property, Plant And Equipment) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	$ 49,552	$ 46,274
Accumulated depreciation	(15,898)	(14,826)
Net property, plant, and equipment	33,654	31,448
Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	1,770	1,384
Electricity Generation Plant Facilities [Member] | Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	6,488 [1]	6,012	[1]
Estimated Useful Lives (years), minimum	20
Estimated Useful Lives (years), maximum	100
Electric Distribution Facilities [Member] | Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	22,395	20,991
Estimated Useful Lives (years), minimum	10
Estimated Useful Lives (years), maximum	55
Electric Transmission [Member] | Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	6,968	6,505
Estimated Useful Lives (years), minimum	25
Estimated Useful Lives (years), maximum	70
Natural Gas Distribution Facilities [Member] | Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	7,832	7,443
Estimated Useful Lives (years), minimum	24
Estimated Useful Lives (years), maximum	53
Natural Gas Transportation And Storage [Member] | Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	$ 4,099	$ 3,939
Estimated Useful Lives (years), minimum	5
Estimated Useful Lives (years), maximum	48

[1]	Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

Summary Of Significant Accounting Policies (Schedule Of Changes In Asset Retirement Obligations) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
ARO liability at December 31	$ 1,586	$ 1,593
Revision in estimated cash flows	10	(23)
Accretion	100	93
Liabilities settled	(87)	(77)
ARO liability at December 31	$ 1,609	$ 1,586

Summary Of Significant Accounting Policies (Schedule Of Accumulated Other Comprehensive Income For Defined Benefit Plan) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Summary Of Significant Accounting Policies [Abstract]
Balance at beginning of year	$ (202)		$ (160)		$ (221)
Unrecognized prior service cost	36	[1]	(29)	[1]	(1)	[1]
Unrecognized net gain (loss)	(655)	[2]	(110)	[2]	363	[2]
Unrecognized net transition obligation	15	[3]	15	[3]	15	[3]
Transfer to regulatory account	593	[4],[5]	82	[4],[5]	(316)	[4],[5]
Balance at end of year	(213)		(202)		(160)
Unrecognized prior service cost, tax benefit (expense)	(24)		20		1
Unrecognized net gain, income tax benefit (expense)	452		73		(216)
Unrecognized net transition obligation, income tax benefit (expense)	(11)		(11)		(11)
Transfer to regulatory account, income tax benefit (expense)	$ (408)		$ (57)		$ 218

[1]	Net of income tax benefit (expense) of $(24) million, $20 million, and $1 million for December 31, 2011, 2010, and 2009, respectively.
[2]	Net of income tax benefit (expense) of $452 million, $73 million, and $(216) million for December 31, 2011, 2010, and 2009, respectively.
[3]	Net of income tax benefit (expense) of $(11) million for December 31, 2011, 2010, and 2009.
[4]	Net of income tax benefit (expense) of $(408) million, $(57) million, and $218 million for December 31, 2011, 2010, and 2009, respectively.
[5]	Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

Regulatory Assets, Liabilities, And Balancing Accounts (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011 months years	Dec. 31, 2010
Regulatory Assets [Line Items]
Current regulatory assets	$ 1,090,000,000	$ 599,000,000
Undepreciated conventional electromechanical meters regulatory assets recovery maximum (months)	12
Book value of undepreciated conventional electromechanical meters	49,000,000
Deferred income taxes regulatory asset recovery minimum (years)	1
Amortization of underlying regulatory assets	62,000,000
Amortization of underlying generation facilities expected to recovered (months)	12
Deferred income taxes regulatory asset recovery maximum (years)	45
Utility retained generation asset costs	1,200,000,000
Utility retained generation asset costs (years)	1
Weighted average remaining life of Utility retained generation assets (years)	13
Environmental compliance costs regulatory asset recovery (years)	32
Price risk management regulatory assets recovery (years)	11
Expected recovery of regulated assets (years)	5
Recovery of costs related to debt reacquired or redeemed prior to maturity (years)	15
Term of a terminated power purchase agreement (years)	30
Current regulatory liabilities	161,000,000	81,000,000
Period of time expected to receive authorized rate adjustments (months)	12
Period of time exceeded for regulatory balancing accounts to be recorded in other noncurrent assets (months)	12
Recovery of remediation costs, percentage	90.00%
Recovery of energy procurement costs, percentage	100.00%
Energy Recovery Bonds [Member]
Regulatory Assets [Line Items]
Current regulatory assets	336,000,000	0
Price Risk Management Derivative Instruments [Member]
Regulatory Assets [Line Items]
Current regulatory assets	$ 450,000,000

Regulatory Assets, Liabilities, And Balancing Accounts (Long-Term Regulatory Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Regulatory Assets [Line Items]
Total long-term regulatory assets	$ 6,506	$ 5,846
Pension Benefits [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	2,899	1,759
Deferred Income Taxes [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	1,444	1,250
Utility Retained Generation [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	613	666
Environmental Compliance Costs [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	520	450
Price Risk Management [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	339	424
Electromechanical meters [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	247
Unamortized Loss, Net Of Gain, On Reacquired Debt [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	163	181
Energy Recovery Bonds [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	0	735
Other Long-Term Regulatory Assets [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	$ 281	$ 381

Regulatory Assets, Liabilities, And Balancing Accounts (Long-Term Regulatory Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	$ 4,733	$ 4,525
Cost Of Removal Obligation [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	3,460	3,229
Recoveries In Excess Of ARO [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	611	600
Public Purpose Programs [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	499	573
Other Long-Term Regulatory Liabilities [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	$ 163	$ 123

Regulatory Assets, Liabilities, And Balancing Accounts (Current Regulatory Balancing Accounts, Net) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	$ 708	$ 849
Utility Generation [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	241	303
Distribution Revenue Adjustment Mechanism [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	223	145
Public Purpose Programs [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	97	164
Hazardous Substance [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	57	38
Gas Fixed Cost [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	16	56
Energy Procurement [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	(48)	(25)
Energy Recovery Bonds [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	(105)	(34)
Other Current Balancing Accounts [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	$ 227	$ 202

Debt (Narrative) (Details) (USD $)	3 Months Ended	12 Months Ended							0 Months Ended
	Dec. 31, 2011	Dec. 31, 2011 days	Dec. 31, 2011 Pacific Gas And Electric Company [Member]		Dec. 31, 2011 Utility [Member]		Dec. 31, 2011 PG&E Corporation's [Member]	Dec. 31, 2011 Commercial Paper [Member]	May 31, 2011 Credit Facilities [Member] years	Dec. 31, 2011 Credit Facilities [Member]	Dec. 31, 2011 Credit Facilities [Member] Pacific Gas And Electric Company [Member]	Apr. 27, 2009 Credit Facilities [Member] Pacific Gas And Electric Company [Member]	Jun. 08, 2011 Credit Facilities [Member] Utility [Member]	May 31, 2011 Credit Facilities [Member] Utility [Member]	Apr. 27, 2009 Credit Facilities [Member] Utility [Member]	Dec. 31, 2011 Maximum [Member] Credit Facilities [Member]	Dec. 31, 2011 Minimum [Member] Credit Facilities [Member]	Dec. 31, 2011 Floating Rate Senior Notes [Member]
Debt [Line Items]
Debt instrument, face amount																		$ 250,000,000
Average outstanding borrowings					2,000,000		53,000,000	818,000,000
Line of credit facility, maximum borrowing capacity			300,000,000	[1]	3,000,000,000	[2]			300,000,000	3,300,000,000	300,000,000			3,000,000,000
Line of credit facility replaced borrowing capacity												187,000,000	750,000,000		1,900,000,000
Line of credit facility, term (years)									5
Right to increase commitments																500,000,000	100,000,000
Interest including LIBOR on credit facilities		Borrowings under the revolving credit facilities (other than swingline loans) bear interest based, at PG&E Corporation's and the Utility's election, on (1) a London Interbank Offered Rate ("LIBOR") plus an applicable margin or (2) the base rate plus an applicable margin. The base rate will equal the higher of the following: the administrative agent's announced base rate, 0.5% above the federal funds rate, or the one-month LIBOR plus an applicable margin. Interest is payable quarterly in arrears, or earlier for loans with shorter interest periods.
Average yield on outstanding commercial paper		0.94%
Debt covenant ratio of total consolidated debt to total consolidated capitalization percentage	65.00%	65.00%								65.00%
Ownership requirement percentage	80.00%	80.00%
Required ownership of voting capital stock	70.00%
Commercial paper outstanding	$ 1,750,000,000	$ 1,750,000,000
Commercial paper, maturities		365
Commercial paper average yield		0.57%
Interest including LIBOR on Floating Rate Senior Notes		The interest rate for the Floating Rate Senior Notes is equal to the three-month LIBOR plus 0.45% and will reset quarterly beginning on February 20, 2012. At December 31, 2011, the interest rate on the Floating Rate Senior Notes was 0.94%.
Expiration date for credit agreement			May 2016		May 2016

[1]	Includes a $100 million sublimit for letters of credit and a $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 7 days.
[2]	Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for swingline loans.

Debt (Schedule Of Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Pacific Gas And Electric Company [Member]	Dec. 31, 2010 Pacific Gas And Electric Company [Member]	Dec. 31, 2011 Utility [Member]	Dec. 31, 2010 Utility [Member]	Dec. 31, 2011 Senior Notes, 5.75%, Due 2014 [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2010 Senior Notes, 5.75%, Due 2014 [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2010 Senior Notes, 4.20% Due 2011 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.25% Due 2013 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 6.25% Due 2013 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 4.80% Due 2014 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 4.80% Due 2014 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 5.625% Due 2017 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 5.625% Due 2017 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 8.25% Due 2018 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 8.25% Due 2018 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 3.50% Due 2020 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 3.50% Due 2020 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 4.25% Due 2021[Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 3.25% Due 2021 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.05% Due 2034 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 6.05% Due 2034 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 5.80% Due 2037 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 5.80% Due 2037 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.35% Due 2038 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 6.35% Due 2038 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.25% Due 2039 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 6.25% Due 2039 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 5.40% Due 2040 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes, 5.40% Due 2040 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 4.50% Due 2041 [Member] Utility [Member]	Dec. 31, 2011 Pollution Control Bonds, Series 1996 C,E,F 1997 B, Variable Rates, Due 2026 [Member]	Dec. 31, 2011 Pollution Control Bonds, Series 1996 C,E,F 1997 B, Variable Rates, Due 2026 [Member] Utility [Member]		Dec. 31, 2010 Pollution Control Bonds, Series 1996 C,E,F 1997 B, Variable Rates, Due 2026 [Member] Utility [Member]		Dec. 31, 2010 Pollution Control Bonds, Series 1996 A, 5.35%, Due 2016 [Member] Utility [Member]		Dec. 31, 2011 Pollution Control Bonds, Series 2004 A-D, 4.75%, Due 2023 [Member] Utility [Member]		Dec. 31, 2010 Pollution Control Bonds, Series 2004 A-D, 4.75%, Due 2023 [Member] Utility [Member]		Dec. 31, 2011 Pollution Control Bonds, Series 2009 A-D, Variable Rates, Due 2016 And 2026 [Member]	Dec. 31, 2011 Pollution Control Bonds, Series 2009 A-D, Variable Rates, Due 2016 And 2026 [Member] Utility [Member]		Dec. 31, 2010 Pollution Control Bonds, Series 2009 A-D, Variable Rates, Due 2016 And 2026 [Member] Utility [Member]		Apr. 08, 2010 Pollution Control Bonds, Series 2010 E, 2.25%, Due 2026 (6) [Member]	Dec. 31, 2011 Pollution Control Bonds, Series 2010 E, 2.25%, Due 2026 (6) [Member] Utility [Member]		Dec. 31, 2010 Pollution Control Bonds, Series 2010 E, 2.25%, Due 2026 (6) [Member] Utility [Member]
Debt [Line Items]
Senior notes			$ 349	$ 349			$ 350	$ 350	$ 500	$ 400	$ 400	$ 1,000	$ 1,000	$ 700	$ 700	$ 800	$ 800	$ 800	$ 800	$ 300	$ 250	$ 3,000	$ 3,000	$ 950	$ 950	$ 400	$ 400	$ 550	$ 550	$ 800	$ 800	$ 250
Unamortized discount			(1)	(1)
Less: current portion						(500)
Unamortized discount, net of premium					(51)	(52)
Total senior notes, net of current portion	10,149	9,348
Pollution control bonds																																		614	[1],[2]	614	[1],[2]	200	[3]	345	[3]	345	[3]		309	[4],[5]	309	[4],[5]		50	[6]	50	[6]
Less: current portion					(50)	(309)
Total pollution control bonds					1,268	1,209
Total long-term debt, net of current portion	$ 11,766	$ 10,906	$ 11,417	$ 10,557	$ 11,417	$ 10,557
Interest rate on bonds, minimum																																	0.03%											0.02%
Interest rate on bonds, maximum																																	0.05%											0.05%
Debt instrument, interest rate, stated percentage																																																	2.25%

[1]	At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.03% to 0.05%.
[2]	Each series of these bonds is supported by a separate letter of credit that expires on May 31, 2016. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains consent from the issuer to the continuation of the series without a credit facility.
[3]	The Utility has obtained credit support from an insurance company for these bonds.
[4]	At December 31, 2011, interest rates on these bonds and the related loans ranged from 0.02% to 0.05%.
[5]	Each series of these bonds is supported by a separate direct-pay letter of credit that expires on May 31, 2016. Subject to certain requirements, the Utility may choose not to provide a credit facility without issuer consent.
[6]	These bonds bear interest at 2.25% per year through April 1, 2012; are subject to mandatory tender on April 2, 2012; and may be remarketed in a fixed or variable rate mode.

Debt (Schedule Of Long-Term Debt Repayments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Debt [Line Items]
Less: current portion	$ (50)		$ (809)
Total consolidated long-term debt	11,818
Pacific Gas And Electric Company [Member]
Debt [Line Items]
Average fixed interest rate	5.75%
Fixed rate obligations	350
Less: current portion	(50)		(809)
Utility [Member]
Debt [Line Items]
Average fixed interest rate	5.62%
Fixed rate obligations	10,595
Variable interest rate as of December 31, 2011	0.04%
Variable rate obligations	923
Less: current portion	(50)
2012 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	2.25%
Fixed rate obligations	50	[1]
Less: current portion	(50)
2013 [Member]
Debt [Line Items]
Total consolidated long-term debt	400
2013 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	6.25%
Fixed rate obligations	400
2014 [Member]
Debt [Line Items]
Total consolidated long-term debt	1,350
2014 [Member] | Pacific Gas And Electric Company [Member]
Debt [Line Items]
Average fixed interest rate	5.75%
Fixed rate obligations	350
2014 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	4.80%
Fixed rate obligations	1,000
2015 [Member]
Debt [Line Items]
Total consolidated long-term debt
2015 [Member] | Pacific Gas And Electric Company [Member]
Debt [Line Items]
Average fixed interest rate
Fixed rate obligations
2015 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate
Fixed rate obligations
Variable interest rate as of December 31, 2011
Variable rate obligations
Less: current portion
2016 [Member]
Debt [Line Items]
Total consolidated long-term debt	923
2016 [Member] | Utility [Member]
Debt [Line Items]
Variable interest rate as of December 31, 2011	0.04%
Variable rate obligations	923	[2]
Thereafter [Member]
Debt [Line Items]
Total consolidated long-term debt	9,145
Thereafter [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	5.70%
Fixed rate obligations	$ 9,145

[1]	These bonds, due in 2026, are subject to mandatory tender on April 2, 2012 and may be remarketed in a fixed or variable rate mode. Accordingly, the bonds have been classified for repayment purposes in 2012.
[2]	These bonds, due in 2016 and 2026, are backed by letters of credit that expire on May 31, 2016.

Debt (Schedule Of Line Of Credit) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Pacific Gas And Electric Company [Member] days		Dec. 31, 2011 Utility [Member]		Dec. 31, 2011 Credit Facilities [Member]	May 31, 2011 Credit Facilities [Member]	Dec. 31, 2011 Credit Facilities [Member] Pacific Gas And Electric Company [Member]	May 31, 2011 Credit Facilities [Member] Utility [Member]
Debt [Line Items]
Termination Date	May 2016		May 2016
Facility Limit	$ 300	[1]	$ 3,000	[2]	$ 3,300	$ 300	$ 300	$ 3,000
Letters of Credit outstanding			343		343
Borrowings
Commercial Paper			1,389	[3]	1,389
Facility Availability	300		1,268	[3]	1,568
Letters of credit, sublimit	100		1,000
Swingline loans, sublimit	$ 100		$ 300
Swingline loan repay term (days)	7

[1]	Includes a $100 million sublimit for letters of credit and a $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 7 days.
[2]	Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for swingline loans.
[3]	The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facility.

Energy Recovery Bonds (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2005
Energy Recovery Bonds [Line Items]
Energy recovery bonds issued to refinance a regulatory asset			$ 2,700,000,000
Energy recovery bond		423,000,000
Debt instrument, maturity year	2012
Energy Recovery Bonds [Member]
Energy Recovery Bonds [Line Items]
Energy recovery bond	423,000,000	827,000,000
Average fixed interest rate	4.66%
First Series Of Energy Recovery Bonds [Member]
Energy Recovery Bonds [Line Items]
Debt instrument, issuance date	February 10, 2005
Energy recovery bond	1,900,000,000
Maturity date range, start	September 25, 2006
Maturity date range, end	December 25, 2012
Interest rate, minimum	4.37%
Interest rate, maximum	4.47%
Second Series Energy Recovery Bonds [Member]
Energy Recovery Bonds [Line Items]
Debt instrument, issuance date	November 9, 2005
Energy recovery bond	$ 844,000,000
Maturity date range, start	June 25, 2009
Maturity date range, end	December 25, 2012
Interest rate, minimum	5.03%
Interest rate, maximum	5.12%

Common Stock And Share-Based Compensation (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 15, 2011	Nov. 28, 2011	Sep. 21, 2011	Jun. 15, 2011	May 09, 2011	Feb. 16, 2011	Dec. 31, 2010
Common stock, shares outstanding	412,257,082							395,227,205
Common stock issued from exercise of employee stock options	7,222,803
Equity distribution agreement, shares issued	9,574,457
Equity distribution agreement amount	$ 384,000,000		$ 400,000,000			$ 288,000,000
Fees and commissions	4,000,000
Ability to issuance of additional common stock under equity distribution agreement	300,000,000
Dividend per share		$ 0.455		$ 0.455	$ 0.455		$ 0.455
Debt covenant ratio of total consolidated debt to total consolidated capitalization percentage	65.00%
Retained earnings maintained as equity	6,700,000,000
Percentage of equity for capital structure to be maintained	52.00%
Utility [Member]
Net restricted assets for revolving credit facility ratio requirement	7,200,000,000
Net restricted assets for equity component requirement	11,700,000,000
Restricted reinvested earnings	$ 2,300,000,000

Common Stock And Share-Based Compensation (Long-Term Incentive Plan) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares issued for LTIP, maximum	12,000,000
Shares available for LTIP award	5,715,712
Total Compensation Expense (pre-tax)	$ 26	$ 56	$ 57
Total Compensation Expense (after-tax)	16	33	34
Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	1	14	9
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	22	9	11
Performance Shares, Liability Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	(13)	22	37
Performance Shares, Equity Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	$ 16	$ 11

Common Stock And Share-Based Compensation (Restricted Stock Units) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009
Common Stock And Share-Based Compensation [Abstract]
Restricted stock units terms, percentage of shares to vest	20.00%
Restricted stock units terms, percentage of shares to vest, remaining percentage	40.00%
Weighted average grant-date fair value of RSU's	$ 45.1	$ 42.97	$ 35.53
Total fair value	$ 11	$ 5	$ 1
Total unrecognized compensation costs	$ 31
Remaining weighted average period, Years	2.42
Nonvested at January 1, Number of Restricted Stock Units	1,154,396
Granted, Number of Restricted Stock Units	841,122
Vested, Number of Restricted Stock Units	(280,937)
Forfeited, Number of Restricted Stock Units	(88,533)
Nonvested at December 31, Number of Restricted Stock Units	1,626,048	1,154,396
Nonvested at January 1, Weighted Average Grant-Date Fair Value	$ 39.74
Granted, Weighted Average Grant Date Fair Value	$ 45.1
Vested, Weighted Average Grant Date Fair Value	$ 39.72
Forfeited, Weighted Average Grant Date Fair Value	$ 42.6
Nonvested at December 31, Weighted Average Grant-Date Fair Value	$ 42.57	$ 39.74

Common Stock And Share-Based Compensation (Restricted Stock) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Common Stock And Share-Based Compensation [Abstract]
Restricted stock terms, percentage of shares to vest	60.00%
Restricted stock, Weighted Average Grant-Date Fair Value		$ 42.97	$ 35.53
Restricted stock terms, vesting period	three
Restricted stock terms, vesting period, rate	20.00%
Restricted stock terms, percentage of shares to vest, remaining percentage	40.00%
Total fair value	$ 12	$ 8	$ 24
Total unrecognized compensation cost	$ 1
Nonvested at January 1, Number of Restricted Stock Units	475,880
Granted, Number of Restricted Stock Units
Vested, restricted stock shares	(312,539)
Forfeited, restricted stock shares	(3,585)
Nonvested at December 31, Number of Restricted Stock Units	159,756	475,880
Nonvested at January 1, Weighted Average Grant-Date Fair Value	$ 40.87
Vested, Weighted Average Grant Date Fair Value	$ 38.08
Forfeited, Weighted Average Grant Date Fair Value	$ 46.04
Nonvested at December 31, Weighted Average Grant-Date Fair Value	$ 46.49	$ 40.87

Common Stock And Share-Based Compensation (Performance Shares) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock issued during period, shares, performance share award gross	774,125
Performance period for vesting of performance shares	3
Performance shares granted fair value	159,756	475,880
Employee service share based compensation nonvested performance shares total compensation cost not yet recognized	$ 17
Weighted-average period	1.24
Accrued performance share liability		68
Performance shares, total intrinsic value	$ 55	$ 17	$ 21
Performance Shares, Equity Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested at January 1, Number of Performance Shares	609,970
Granted, Number of Performance Shares	774,125
Vested, Number of Performance Shares
Forfeited, Number of Performance Shares	(58,689)
Nonvested at December 31, Number of Performance Shares	1,325,406	609,970
Nonvested at January 1, Weighted Average Exercise Price	$ 35.6
Granted, Weighted Average Exercise Price	33.91	35.6
Forfeited, Weighted Average Exercise Price	34.95
Nonvested at December 31, Weighted Average Exercise Price	$ 34.64	$ 35.6
Performance Shares, Liability Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested at January 1, Number of Performance Shares	1,137,490
Granted, Number of Performance Shares
Vested, Number of Performance Shares	(516,411)
Forfeited, Number of Performance Shares	(22,716)
Nonvested at December 31, Number of Performance Shares	598,363
Nonvested at January 1, Weighted Average Exercise Price	$ 60.37
Vested, Weighted Average Exercise Price	$ 95.47
Forfeited, Weighted Average Exercise Price	11.34
Nonvested at December 31, Weighted Average Exercise Price	$ 0

Preferred Stock (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Utility [Member]
Preferred Stock [Line Items]
Preferred stock dividends	$ 14	$ 14	$ 14
$25 Par Value [Member] | Utility [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 25
Preferred stock, shares issued (no par value)	75,000,000
$100 Par Value [Member] | Utility [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 100
Preferred stock, shares issued (no par value)	10,000,000
$100 Par Value [Member] | PG&E Corporation [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 100
Preferred stock, shares issued (no par value)	5,000,000
No Par Value [Member] | PG&E Corporation [Member]
Preferred Stock [Line Items]
Preferred stock, shares authorized	80,000,000
Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Preferred stock dividends per share, low range	$ 1.25
Preferred stock dividends per share, high range	$ 1.5
Nonredeemable Preferred Stock [Member] | $25 Par Value [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 25
Preferred stock, shares authorized	5,784,825
Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Preferred stock dividends per share, low range	$ 1.09
Preferred stock dividends per share, high range	$ 1.25

Preferred Stock (Summary Of Issued And Outstanding Preferred Stock) (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Preferred Stock [Line Items]
Total Preferred Stock
Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	258,000,000
Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	5,784,825
Nonredeemable preferred stock, value	145,000,000
Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	4,534,958
Redeemable preferred stock, value	113,000,000
5.00% Series [Member] | Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	400,000
Nonredeemable preferred stock, value	10,000,000
5.50% Series [Member] | Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	1,173,163
Nonredeemable preferred stock, value	30,000,000
6.00% Series [Member] | Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	4,211,662
Nonredeemable preferred stock, value	105,000,000
4.36% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	418,291
Redemption Price	$ 25.75
Redeemable preferred stock, value	11,000,000
4.50% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	611,142
Redemption Price	$ 26
Redeemable preferred stock, value	15,000,000
4.80% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	793,031
Redemption Price	$ 27.25
Redeemable preferred stock, value	20,000,000
5.00% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	1,778,172
Redemption Price	$ 26.75
Redeemable preferred stock, value	44,000,000
5.00% Series A [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	934,322
Redemption Price	$ 26.75
Redeemable preferred stock, value	$ 23,000,000

Earnings Per Share (Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Basic EPS) (Details) (USD $)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009
Earnings Per Share [Abstract]
Income Available for Common Shareholders	$ 844	$ 1,099		$ 1,220
Less: distributed earnings to common shareholders		706		621
Undistributed earnings	844	393		599
Distributed earnings to common shareholders		706		621
Undistributed earnings allocated to common shareholders		385		573
Total common shareholders earnings		$ 1,091		$ 1,194
Weighted average common shares outstanding, basic	401	382		368
Convertible subordinated notes		8		17
Weighted average common shares outstanding and participating securities	401	390		385
Distributed earnings, basic		$ 1.85	[1]	$ 1.69	[1]
Undistributed earnings		$ 1.01		$ 1.56
Total	$ 2.1	$ 2.86		$ 3.25

[1]	Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

Earnings Per Share (Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Diluted EPS) (Details) (USD $)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Earnings Per Share [Abstract]
Income available for common shareholders	$ 844	$ 1,099	$ 1,220
Interest expense on convertible subordinated notes, net of tax		8	15
Unrealized loss on embedded derivative, net of tax			2
Income available for common shareholders and assumed conversion	$ 844	$ 1,107	$ 1,237
Weighted average common shares outstanding, basic	401	382	368
Convertible subordinated notes		8	17
Employee share-based compensation	1	2	1
Weighted average common shares outstanding, diluted	402	392	386
Total earnings per common share, diluted	$ 2.1	$ 2.82	$ 3.2

Income Taxes (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total UTB that, if recognized, would impact the effective income tax rate as of the end of the year	$ 32,000,000
Unrecognized tax benefits, interest on income taxes accrued		8,000,000
Decrease of unrecognized tax benefit	174,000,000
Tax benefits from IRS settlements	9,000,000
Aggregate amount of federal and California capital loss carryforwards	17,000,000	24,000,000
Capital loss carryforwards, expiration amount	16,000,000
Capital loss carryforwards	1,800,000,000
Tax credit carryforward, amount	10,000,000
Tax credit carryforward, expiration dates	2029 and 2031
Loss carryforwards, charitable contribution	82,000,000
Net operating loss expiration year	2013 and 2016
Tax benefit from employee stock plans	16,000,000
Pacific Gas And Electric Company [Member]
Unrecognized tax benefits, income tax penalties and interest expense	3,000,000	3,000,000	19,000,000
Unrecognized tax benefits, interest on income taxes accrued	3,000,000
Utility [Member]
Total UTB that, if recognized, would impact the effective income tax rate as of the end of the year	29,000,000
Unrecognized tax benefits, income tax penalties and interest expense	2,000,000	3,000,000	14,000,000
Unrecognized tax benefits, interest on income taxes accrued	$ 4,000,000

Income Taxes (Schedule Of Income Tax Provision) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current, Federal	$ (77)	$ (12)	$ (747)
Current, State	152	130	(41)
Deferred, Federal	504	525	1,161
Deferred, State	(135)	(91)	92
Tax credits	(4)	(5)	(5)
Income Tax Expense (Benefit), Total	440	547	460
Pacific Gas And Electric Company [Member]
Income Tax Expense (Benefit), Total	480	574	482
Utility [Member]
Current, Federal	(83)	(54)	(696)
Current, State	161	134	(45)
Deferred, Federal	534	589	1,139
Deferred, State	(128)	(90)	89
Tax credits	(4)	(5)	(5)
Income Tax Expense (Benefit), Total	$ 480	$ 574	$ 482

Income Taxes (Schedule Of Deferred Tax Assets And Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Pacific Gas And Electric Company [Member]
Customer advances for construction	$ 108
Reserve for damages	243	222
Environmental reserve	157	242
Compensation	310	345
Net operating loss carryforward	728	327
Other	217	207
Total deferred income tax assets	1,763	1,343
Regulatory balancing accounts	878	1,116
Property related basis differences	6,309	5,236
Income tax regulatory asset	588	509
Other	192	142
Total deferred income tax liabilities	7,967	7,003
Total net deferred income tax liabilities	6,204	5,660
Included in current liabilities	196	113
Included in noncurrent liabilities	6,008	5,547
Utility [Member]
Customer advances for construction	108
Reserve for damages	243	222
Environmental reserve	157	242
Compensation	258	305
Net operating loss carryforward	567	270
Other	180	178
Total deferred income tax assets	1,513	1,217
Regulatory balancing accounts	878	1,116
Property related basis differences	6,301	5,234
Income tax regulatory asset	588	509
Other	105	135
Total deferred income tax liabilities	7,872	6,994
Total net deferred income tax liabilities	6,359	5,777
Included in current liabilities	199	118
Included in noncurrent liabilities	$ 6,160	$ 5,659

Income Taxes (Schedule Of Effective Income Tax Rate Reconciliation) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pacific Gas And Electric Company [Member]
Federal statutory income tax rate	35.00%	35.00%	35.00%
State income tax (net of federal benefit)	1.10%	0.70%	1.60%
Effect of regulatory treatment of fixed asset differences	(4.40%)	(3.10%)	(2.70%)
Tax credits	(0.50%)	(0.40%)	(0.50%)
IRS audit settlements		0.10%	(4.50%)
Benefit of loss carryback	(1.90%)
Non deductible penalties	6.50%	0.20%
Other, net	(1.50%)	0.70%	(1.50%)
Effective tax rate	34.30%	33.20%	27.40%
Utility [Member]
Federal statutory income tax rate	35.00%	35.00%	35.00%
State income tax (net of federal benefit)	1.60%	1.00%	1.40%
Effect of regulatory treatment of fixed asset differences	(4.20%)	(3.00%)	(2.60%)
Tax credits	(0.50%)	(0.40%)	(0.50%)
IRS audit settlements		(0.20%)	(4.20%)
Benefit of loss carryback	(2.10%)
Non deductible penalties	6.30%	0.20%
Other, net	0.10%	1.30%	(1.30%)
Effective tax rate	36.20%	33.90%	27.80%

Income Taxes (Schedule Of Change In Unrecognized Tax Benefits) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pacific Gas And Electric Company [Member]
Balance at beginning of year	$ 714	$ 673	$ 75
Additions for tax position taken during a prior year	2	27	4
Reductions for tax position taken during a prior year	(198)	(20)	(3)
Additions for tax position taken during the current year	3	89	624
Settlements	(15)	(55)	(27)
Balance at end of year	506	714	673
Utility [Member]
Balance at beginning of year	712	652	37
Additions for tax position taken during a prior year	2	27	4
Reductions for tax position taken during a prior year	(196)
Additions for tax position taken during the current year		87	623
Settlements	(15)	(54)	(12)
Balance at end of year	$ 503	$ 712	$ 652

Derivatives And Hedging Activities (Volumes Of Outstanding Derivative Contracts) (Details)	Dec. 31, 2011
Derivative [Line Items]
Derivatives expiration, lower	2017
Derivatives expiration, higher	2022
Forwards And Swaps [Member] | Natural Gas [Member]
Derivative [Line Items]
Less Than 1 Year	500,375,394	[1],[2],[3]
Greater Than 1 Year but Less Than 3 Years	212,088,902	[1],[2],[3]
Greater Than 3 Years but Less Than 5 Years	6,080,000	[1],[2],[3]
Forwards And Swaps [Member] | Electricity [Member]
Derivative [Line Items]
Less Than 1 Year	4,718,568	[1]
Greater Than 1 Year but Less Than 3 Years	5,206,512	[1]
Greater Than 3 Years but Less Than 5 Years	2,142,024	[1]
Greater Than 5 Years	3,754,872	[1],[4]
Options [Member] | Natural Gas [Member]
Derivative [Line Items]
Less Than 1 Year	257,766,990	[1],[2],[3]
Greater Than 1 Year but Less Than 3 Years	336,543,013	[1],[2],[3]
Options [Member] | Electricity [Member]
Derivative [Line Items]
Less Than 1 Year	1,248,000	[1]
Greater Than 1 Year but Less Than 3 Years	132,048	[1]
Greater Than 3 Years but Less Than 5 Years	264,348	[1]
Greater Than 5 Years	264,096	[1],[4]
Congestion Revenue Rights [Member] | Electricity [Member]
Derivative [Line Items]
Less Than 1 Year	84,247,502	[1]
Greater Than 1 Year but Less Than 3 Years	72,882,246	[1]
Greater Than 3 Years but Less Than 5 Years	72,949,250	[1]
Greater Than 5 Years	61,673,535	[1],[4]

[1]	Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each time period.
[2]	Amounts shown are for the combined positions of the electric fuels and core gas portfolios.
[3]	Million British Thermal Units.
[4]	Derivatives in this category expire between 2017 and 2022.

Derivatives And Hedging Activities (Outstanding Derivative Balances) (Details) (Total Commodity Risk [Member], PGE Corporation And Utility [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	$ (720)	$ (741)
Cash Collateral	478	424
Total Derivative Balances	(242)	(317)
Other Current Assets [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	54	56
Netting	(39)	(45)
Cash Collateral	103	79
Total Derivative Balances	118	90
Other Noncurrent Assets [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	113	77
Netting	(59)	(62)
Cash Collateral		96
Total Derivative Balances	54	111
Other Current Liabilities [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	(489)	(388)
Netting	39	45
Cash Collateral	274	119
Total Derivative Balances	(176)	(224)
Other Noncurrent Liabilities [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	(398)	(486)
Netting	59	62
Cash Collateral	101	130
Total Derivative Balances	$ (238)	$ (294)

Derivatives And Hedging Activities (Gains And Losses On Derivative Instruments) (Details) (PGE Corporation And Utility [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
PGE Corporation And Utility [Member]
Unrealized (loss) gain - regulatory assets and liabilities	$ 21	[1]	$ (260)	[1]	$ 15	[1]
Realized loss-cost of electricity	(558)	[2]	(573)	[2]	(701)	[2]
Realized loss-cost of natural gas	(106)	[2]	(79)	[2]	(54)	[2]
Total commodity risk instruments	$ (643)		$ (912)		$ (740)

[1]	Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities, rather than recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.
[2]	These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

Derivatives And Hedging Activities (Additional Cash Collateral The Utility Would Be Required To Post If Its Credit-Risk-Related Contingency Features Were Triggered) (Details) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2011
Derivatives And Hedging Activities [Abstract]
Derivatives in a liability position with credit risk-related contingencies that are not fully collateralized	$ (611)
Related derivatives in an asset position	86
Collateral posting in the normal course of business related to these derivatives	250
Net position of derivative contracts/additional collateral posting requirements	$ (275) [1]

[1]	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

Fair Value Measurements (Assets And Liabilities Measured At Fair Value On A Recurring Basis) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Correction in the classification of Level 3 price risk management instruments			$ 125
Amount primarily related to deferred taxes on appreciation of investment value	188		185
Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	206		138
Total assets	2,127		2,117
Total liabilities	442		276
Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	680		497
Total liabilities	302		74
Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	69		125
Total liabilities	143		524
Netting [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments		[1]		[1]
Total assets	5	[1]	68	[1]
Total liabilities	(473)	[1]	(356)	[1]
Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	206		138
Total assets	2,881		2,807
Total liabilities	414		518
Nuclear Decommissioning Trusts [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	841		1,029
Non-U.S. equity securities	323		349
U.S. government and agency securities	744		584
Total assets	1,908	[2]	1,962	[2]
Nuclear Decommissioning Trusts [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	8		7
U.S. government and agency securities	156		40
Municipal securities	58		119
Other fixed-income securities	99		66
Total assets	321	[2]	232	[2]
Nuclear Decommissioning Trusts [Member] | Netting [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities		[1]		[1]
Non-U.S. equity securities		[1]		[1]
U.S. government and agency securities		[1]		[1]
Municipal securities		[1]		[1]
Other fixed-income securities		[1]		[1]
Total assets		[1],[2]		[1],[2]
Nuclear Decommissioning Trusts [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	849		1,036
Non-U.S. equity securities	323		349
U.S. government and agency securities	900		624
Municipal securities	58		119
Other fixed-income securities	99		66
Total assets	2,229	[2]	2,194	[2]
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets			6
Electric			6
Electric	411		235
Gas	31		41
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	98		2
Electric	92		2
Gas	6
Electric	289		73
Gas	13		1
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	69		125
Electric	69		119
Gas			6
Electric	143		475
Gas			49
Price Risk Management Instruments [Member] | Netting [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	5	[1]	68	[1]
Electric	8	[1]	63	[1]
Gas	(3)	[1]	5	[1]
Electric	(441)	[1]	(315)	[1]
Gas	(32)	[1]	(41)	[1]
Price Risk Management Instruments [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	172		201
Electric	169		190
Gas	3		11
Electric	402		468
Gas	12		50
Rabbi Trusts [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other fixed-income securities	25		24
Life insurance contracts	67		65
Total assets	92		89
Rabbi Trusts [Member] | Netting [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other fixed-income securities		[1]		[1]
Life insurance contracts		[1]		[1]
Total assets		[1]		[1]
Rabbi Trusts [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other fixed-income securities	25		24
Life insurance contracts	67		65
Total assets	92		89
Long-Term Disability Trust [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	13		11
Total assets	13		11
Long-Term Disability Trust [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	15		24
Non-U.S. equity securities	9
Fixed-income securities	145		150
Total assets	169		174
Long-Term Disability Trust [Member] | Netting [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities		[1]		[1]
Non-U.S. equity securities		[1]		[1]
Fixed-income securities		[1]		[1]
Total assets		[1]		[1]
Long-Term Disability Trust [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	28		35
Non-U.S. equity securities	9
Fixed-income securities	145		150
Total assets	$ 182		$ 185

[1]	Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.
[2]	Excludes $188 million and $185 million at December 31, 2011 and December 31, 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

Fair Value Measurements (Level 3 Reconciliation) (Details) (Fair Value, Inputs, Level 3 [Member], Price Risk Management Instruments [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Fair Value, Inputs, Level 3 [Member] | Price Risk Management Instruments [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Liability balance as of January 1	$ (399)		$ (250)
Realized and unrealized gains (losses): Included in regulatory assets and liabilities or balancing accounts	122	[1]	(149)	[1]
Transfers out of Level 3	203
Liability balance as of December 31	$ (74)		$ (399)

[1]	Price risk management activity is recoverable through customer rates, therefore, balancing account revenue is recorded for amounts settled and purchased and there is no impact to net income. Unrealized gains and losses are deferred in regulatory liabilities and assets.

Fair Value Measurements (Carrying Amount And Fair Value Of Financial Instruments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Energy recovery bonds		$ 423
Pacific Gas And Electric Company [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Energy recovery bonds		423
Carrying Amount [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	349	349
Energy recovery bonds	423	827
Carrying Amount [Member] | Pacific Gas And Electric Company [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	10,545	10,444
Estimate Of Fair Value [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	380	383
Energy recovery bonds	433	862
Estimate Of Fair Value [Member] | Pacific Gas And Electric Company [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	$ 12,543	$ 11,314

Fair Value Measurements (Schedule Of Unrealized Gains Losses Related To Available-For-Sale Investments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Schedule of Available-for-sale Securities [Line Items]
Amount primarily related to deferred taxes on appreciation of investment value	$ 188		$ 185
U.S. Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	334		509
Total Unrealized Gains	518		529
Total Unrealized Losses	(3)		(2)
Total Fair Value	849	[1]	1,036	[1]
Non-U.S. Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	194		180
Total Unrealized Gains	131		170
Total Unrealized Losses	(2)		(1)
Total Fair Value	323	[1]	349	[1]
U.S. Government And Agency Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	798		571
Total Unrealized Gains	102		55
Total Unrealized Losses			(2)
Total Fair Value	900	[1]	624	[1]
Municipal Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	56		119
Total Unrealized Gains	2		1
Total Unrealized Losses			(1)
Total Fair Value	58	[1]	119	[1]
Other Fixed-Income Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	96		65
Total Unrealized Gains	3		1
Total Unrealized Losses
Total Fair Value	99	[1]	66	[1]
Securities (Assets) [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	1,478		1,444
Total Unrealized Gains	756		756
Total Unrealized Losses	(5)		(6)
Total Fair Value	$ 2,229	[1]	$ 2,194	[1]

[1]	Excludes $188 million and $185 million at December 31, 2011 and December 31, 2010, respectively, primarily related to deferred taxes on appreciation of investment value.

Fair Value Measurements (Schedule Of Maturities On Debt Securities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Fair Value Measurements [Abstract]
Less than 1 year	$ 60
1-5 years	359
5-10 years	294
More than 10 years	344
Total maturities of debt securities	$ 1,057

Fair Value Measurements (Schedule Of Activity For Debt And Equity Securities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair Value Measurements [Abstract]
Proceeds from sales and maturities of nuclear decommissioning trust investments	$ 1,928	$ 1,405	$ 1,351
Gross realized gains on sales of securities held as available-for-sale	43	42	27
Gross realized losses on sales of securities held as available-for-sale	$ (30)	$ (11)	$ (55)

Employee Benefit Plans (Reconciliation Of Changes In Plan Assets Benefit Obligations And Funded Status) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Noncurrent liability	$ (3,396)		$ (2,234)
Accumulated benefit obligation	12,285		10,653
Decrease in other comprehensive income	148
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at January 1	1,337		1,169
Actual return on plan assets	95		147
Company contributions	137		94
Plan participant contribution	52		49
Benefits and expenses paid	(130)		(122)
Fair value of plan assets at December 31	1,491		1,337		1,169
Benefit obligation at January 1	1,755		1,511
Service cost for benefits earned	42		36
Interest cost	91		88		87
Actuarial loss	63		52
Plan amendments			128
Transitional costs			1
Benefits paid	(130)		(113)
Federal subsidy on benefits paid	12		3
Benefit obligation at December 31	1,885		1,755		1,511
Noncurrent liability	(394)		(418)
Accrued benefit cost	(394)		(418)
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at January 1	10,250		9,330
Actual return on plan assets	1,016		1,235
Company contributions	230		162
Benefits and expenses paid	(503)		(477)
Fair value of plan assets at December 31	10,993		10,250		9,330
Benefit obligation at January 1	12,071	[1]	10,766
Service cost for benefits earned	320		253
Interest cost	660		645		624
Actuarial loss	1,450		856
Plan amendments			(1)
Transitional costs	2		4
Benefits paid	(503)		(452)
Benefit obligation at December 31	14,000	[1]	12,071	[1]	10,766
Current liability	(5)		(5)
Noncurrent liability	(3,002)		(1,816)
Accrued benefit cost	(3,007)		(1,821)
Change In Benefit Obligation [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan participant contribution	$ 52		$ 49

[1]	PG&E Corporation's accumulated benefit obligation was $12,285 million and $10,653 million at December 31, 2011 and 2010, respectively.

Employee Benefit Plans (Components Of Net Periodic Benefit Cost) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost for benefits earned	$ 42		$ 36		$ 30
Interest cost	91		88		87
Expected return on plan assets	(82)		(74)		(68)
Amortization of prior service cost	27		25		16
Amortization of transition obligation	26		26		26
Amortization of unrecognized loss	4		3		3
Net periodic benefit cost	108		104		94
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost for benefits earned	320		279		259
Interest cost	660		645		624
Expected return on plan assets	(669)		(624)		(579)
Amortization of prior service cost	34		53		53
Amortization of unrecognized loss	50		44		101
Net periodic benefit cost	395		397		458
Less: Transfer To Regulatory Account	(139)	[1]	(233)	[1]	(294)	[1]
Total	256		164		164
Utility [Member]
Defined Benefit Plan Disclosure [Line Items]
Less: Transfer To Regulatory Account			$ 233		$ 295

[1]	The Utility recorded $139 million, $233 million, and $295 million for the years ended December 31, 2011, 2010, and 2009, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates

Employee Benefit Plans (Estimated Amortized Net Periodic Benefit For 2012) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Unrecognized prior service cost	$ 25
Unrecognized net loss	6
Unrecognized net transition obligation	24
Total	55
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Unrecognized prior service cost	19
Unrecognized net loss	125
Total	$ 144

Employee Benefit Plans (Schedule Of Assumptions Used In Calculating Projected Benefit Cost And Net Periodic Benefit Cost) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate range	4.41–4.77	5.11–5.56	5.66–6.09
Expected return on plan assets percentage range	4.40–5.50	5.20–6.60	5.80–6.90
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.66%	5.42%	5.97%
Average rate of future compensation increases	5.00%	5.00%	5.00%
Expected return on plan assets	5.50%	6.60%	6.80%

Employee Benefit Plans (Schedule Of Assumed Health Care Cost Trend) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Effect on postretirement benefit obligation, One-Percentage-Point Increase	$ 95
Effect on postretirement benefit obligation, One-Percentage-Point Decrease	(98)
Effect on service and interest cost, One-Percentage-Point Increase	7
Effect on service and interest cost, One-Percentage-Point Decrease	$ (8)
Assumed health care cost trend rate	8.00%
Ultimate trend rate	5.00%
Year of ultimate trend rate	2018
Assumed return	5.50%
10 year actual rate of return	7.60%
Number of Aa-grade non-callable bonds used to develop the yield curve for rate used	530

Employee Benefit Plans (Target Asset Allocation Percentages) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined benefit plan, target allocation percentage of assets, Total	100.00%	100.00%	100.00%
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined benefit plan, target allocation percentage of assets, Total	100.00%	100.00%	100.00%
Cash Equivalents [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	1.00%
Cash Equivalents [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	0.00%
U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	28.00%	26.00%
U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	26.00%	26.00%
Non-U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	15.00%	13.00%
Non-U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	14.00%	14.00%
Global Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	38.00%	3.00%	3.00%
Global Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	35.00%	5.00%	5.00%
Absolute Return [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	4.00%	4.00%	3.00%
Absolute Return [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	5.00%	5.00%	5.00%
Fixed Income Securities[Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	50.00%	50.00%	54.00%
Fixed Income Securities[Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	47.00%	50.00%	50.00%
Private Real Estate Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	4.00%	0.00%	0.00%
Private Real Estate Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	5.00%	0.00%	0.00%
Real Assets [member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	4.00%	0.00%	0.00%
Real Assets [member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	5.00%	0.00%	0.00%
Extended Fixed Income Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	0.00%
Extended Fixed Income Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	3.00%	0.00%	0.00%

Employee Benefit Plans (Schedule Of Changes In Fair Value Of Plan Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	$ 12,484		$ 11,587
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,524		1,354
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	11,005		10,195
Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	396		337
Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	2,204		1,729
Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,074		831
Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	7,664		7,303
Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	54		186		173
Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,137		1,163		1,061
Cash Equivalents [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			13
Cash Equivalents [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			20
Cash Equivalents [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			13
Cash Equivalents [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			20
U.S. Government And Agency Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	199		87
U.S. Government And Agency Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,526		1,023
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	199		73
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,411		790
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			14
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	115		233
U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	308		334
U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	2,405		2,810
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	86		104
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	244		328
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	222		230
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	2,161		2,482
Corporate Debt Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	682		594
Corporate Debt Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	3,735		3,279
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			8
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	2		6
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	681		457
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	3,083		2,724
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1		129
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	650		549
Non-U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	187		198
Non-U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,583		1,467
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	79		118
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	220		356
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	108		80
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,363		1,111
Other Fixed Income [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	45		34
Other Fixed Income [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	746		565
Other Fixed Income [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1		3
Other Fixed Income [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1		52
Other Fixed Income [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	44		21
Other Fixed Income [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	745		393
Other Fixed Income [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			10
Other Fixed Income [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			120
Global Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	19		47
Global Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	197		537
Global Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			18
Global Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans			177
Global Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	19		29
Global Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	197		360
Absolute Return [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	47		47
Absolute Return [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	487		494
Absolute Return [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	47		47
Absolute Return [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	487		494
Residential Real Estate [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	37
Residential Real Estate [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	326
Residential Real Estate [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	31
Residential Real Estate [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	326
Residential Real Estate [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	6
Other Assets [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	$ (45)	[1]	$ 38	[1]

[1]	Balances include the impact of administrative trust net assets (liabilities), and deferred tax liability on the unrealized gain from investments for Pension and Other Benefits.

Employee Benefit Plans (Schedule Of Level 3 Reconciliation) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	$ 12,484	$ 11,587
Balance as of December 31	12,484	11,587
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	1,524	1,354
Balance as of December 31	1,524	1,354
Other Benefits [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	396	337
Balance as of December 31	396	337
Other Benefits [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	1,074	831
Balance as of December 31	1,074	831
Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	186	173
Relating to assets still held at the reporting date	17	19
Relating to assets sold during the period	(2)	(1)
Purchases	40	(5)
Settlements	(36)
Transfers out of Level 3	(151)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	54	186
Balance as of December 31	54	186
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	11,005	10,195
Balance as of December 31	11,005	10,195
Pension Benefits [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	2,204	1,729
Balance as of December 31	2,204	1,729
Pension Benefits [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	7,664	7,303
Balance as of December 31	7,664	7,303
Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	1,163	1,061
Relating to assets still held at the reporting date	60	101
Relating to assets sold during the period	3	15
Purchases	81	(14)
Settlements	(107)
Transfers out of Level 3	(63)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	1,137	1,163
Balance as of December 31	1,137	1,163
Absolute Return [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	47	32
Relating to assets still held at the reporting date	1	4
Relating to assets sold during the period		1
Purchases		10
Settlements	(1)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	47	47
Balance as of December 31	47	47
Absolute Return [Member] | Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	494	340
Relating to assets still held at the reporting date	5	44
Relating to assets sold during the period	2	5
Purchases		105
Settlements	(14)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	487	494
Balance as of December 31	487	494
Corporate Fixed Income Securities [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	129	124
Relating to assets still held at the reporting date	16	15
Relating to assets sold during the period	(2)	(2)
Purchases	34	(8)
Settlements	(30)
Transfers out of Level 3	(146)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	1	129
Balance as of December 31	1	129
Corporate Fixed Income Securities [Member] | Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	549	531
Relating to assets still held at the reporting date	57	52
Relating to assets sold during the period		5
Purchases	79	(39)
Settlements	(35)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	650	549
Balance as of December 31	650	549
Other Fixed Income [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	10	17
Purchases		(7)
Settlements	(5)
Transfers out of Level 3	(5)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans		10
Balance as of December 31		10
Other Fixed Income [Member] | Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	120	190
Relating to assets still held at the reporting date	(2)	5
Relating to assets sold during the period	1	5
Purchases	2	(80)
Settlements	(58)
Transfers out of Level 3	(63)
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans		120
Balance as of December 31		120
Real Estate [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Purchases	6
Total Fair Value Of Plan Assets For Pension And Other Benefit Plans	6
Balance as of December 31	$ 6

Employee Benefit Plans (Schedule Of Estimated Benefits Expected To Be Paid) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Pension Plans Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	$ 547
2013	587
2014	626
2015	667
2016	707
2017-2021	4,075
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	113
2013	117
2014	122
2015	127
2016	132
2017-2021	733
Contributed to the pension benefit plans	137	94
Approximate contribution expected to be paid	109
Federal subsidy on benefits paid	12	3
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Contributed to the pension benefit plans	230	162
Approximate contribution expected to be paid	286
Federal Subsidy [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	(6)
2013	(7)
2014	(8)
2015	(8)
2016	(9)
2017-2021	(58)
Federal subsidy on benefits paid	$ 4	$ 3

Employee Benefit Plans (Schedule Of Employer Contribution Expense) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Employee Benefit Plans [Abstract]
Pension expense	$ 65	$ 56	$ 52

Resolution Of Remaining Chapter 11 Disputed Claims (Changes In The Remaining Net Disputed Claims Liability) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Resolution Of Remaining Chapter Eleven Disputed Claims [Line Items]
Escrow for payment of remaining net disputed claims	$ 320	$ 512
Balance at December 31, 2010	934
Interest accrued	28
Less: supplier settlements	(114)
Balance at December 31, 2011	848
Interest payable on disputed claims	669
Pacific Gas And Electric Company [Member]
Resolution Of Remaining Chapter Eleven Disputed Claims [Line Items]
Balance at December 31, 2011	848
Remaining disputed claims	673
CAISO And PX [Member]
Resolution Of Remaining Chapter Eleven Disputed Claims [Line Items]
Carrying amounts due from CAISO and PX as of the balance sheet date for disputed claims related to the Chapter 11 Filing	$ 494

Related Party Agreements And Transactions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Related Party Transaction [Line Items]
Current receivables	$ 21	$ 89
Current payables	13	16
Administrative Services Provided To PG&E Corporation [Member]
Related Party Transaction [Line Items]
Utility revenues from	6	7	5
Administrative Services Received From PG&E Corporation [Member]
Related Party Transaction [Line Items]
Utility expenses from	49	55	62
Utility Employee Benefit Due To PG&E Corporation [Member]
Related Party Transaction [Line Items]
Utility expenses from	$ 33	$ 27	$ 3

Commitments And Contingencies (Schedule Of Costs Incurred Attributable To Each Category Of Power Purchase Agreements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Third-Party Power Purchase Agreements [Line Items]
Payments for renewable energy contracts with QF's	$ 297		$ 321		$ 344
Qualifying Facilities [Member]
Third-Party Power Purchase Agreements [Line Items]
Costs incurred in power purchase	1,069	[1]	1,164	[1]	1,210	[1]
Renewable Energy Contracts [Member]
Third-Party Power Purchase Agreements [Line Items]
Costs incurred in power purchase	622		573		362
Other Power Purchase Agreements [Member]
Third-Party Power Purchase Agreements [Line Items]
Costs incurred in power purchase	$ 690		$ 657		$ 701

[1]	Payments include $297, $321, and $344 attributable to renewable energy contracts with qualifying facilities at December 31, 2011, 2010 and 2009, respectively.

Commitments And Contingencies (Third-Party Power Purchase Agreements) (Details)	12 Months Ended
Dec. 31, 2011 mW
Third-Party Power Purchase Agreements [Line Items]
Long term contract for purchase of electric power, number of QF's	217
Long term contract for purchase of electric power amount purchased, total	3,400
Long term contract for purchase of electric power, amount purchased expirable (MW's)	3,100
Long term contract for purchase of electric power, amount purchased, not expirable (MW's)	300
Long term contract of purchase of electric power, number of inoperative QF's	72
Long term contract for purchase of electric power, from Cogeneration projects (MW's)	2,200
Long term contract for purchase of electric power from renewable sources	1,200
Qualifying Facilities [Member]
Third-Party Power Purchase Agreements [Line Items]
Long term contract for purchase of electric power, date of contract expiration, beginning date	2012
Long term contract for purchase of electric power, date of contract expiration, ending date	2028
Renewable Energy Power Purchase Agreements [Member]
Third-Party Power Purchase Agreements [Line Items]
Minimum eligible renewable resources of total retail sales for purchasing renewable energy	33.00%

Commitments And Contingencies (Third-Party Power Purchases) (Details) (USD $)	12 Months Ended
Dec. 31, 2011
Long-term Purchase Commitment [Line Items]
2012	$ 2,223,000,000
2013	2,646,000,000
2014	2,722,000,000
2015	2,691,000,000
2016	2,661,000,000
Thereafter	25,125,000,000
Total	38,068,000,000
Payments made by the Utility under power purchase agreements	34,000,000,000
QF Energy Payments [Member]
Long-term Purchase Commitment [Line Items]
2012	736,000,000
2013	781,000,000
2014	807,000,000
2015	725,000,000
2016	690,000,000
Thereafter	3,341,000,000
Total	7,080,000,000
Renewable (Other Than QF) Energy [Member]
Long-term Purchase Commitment [Line Items]
2012	831,000,000
2013	1,058,000,000
2014	1,269,000,000
2015	1,352,000,000
2016	1,370,000,000
Thereafter	18,058,000,000
Total	23,938,000,000
Other, Energy Payments [Member]
Long-term Purchase Commitment [Line Items]
2012	656,000,000
2013	807,000,000
2014	646,000,000
2015	614,000,000
2016	601,000,000
Thereafter	3,726,000,000
Total	$ 7,050,000,000
Maximum [Member]
Long-term Purchase Commitment [Line Items]
Long-term renewable energy agreements range, years	25
Minimum [Member]
Long-term Purchase Commitment [Line Items]
Long-term renewable energy agreements range, years	10

Commitments And Contingencies (Schedule Of Capacity Payments Due Under The QF Contracts Discount) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Maximum [Member] Qualifying Facilities [Member]	Dec. 31, 2011 Minimum [Member] Qualifying Facilities [Member]
Long-term Purchase Commitment [Line Items]
2012	$ 50
2013	50
2014	42
2015	38
2016	36
Thereafter	89
Total fixed capacity payments	305
Less: amount representing interest	57
Present value of fixed capacity payments	248
Capital lease expiration dates of contracts			September 2021	April 2014
Present value of fixed capacity payments, portion classified as current liabilities	36	34
Present value of fixed capacity payments, portion classified as noncurrent liabilities	212	248
Capitalized asset for fixed capacity payments for corresponding assets	248	282
Capitalized asset for fixed capacity payments, accumulated amortization	$ 160	$ 126

Commitments And Contingencies (Gas Supply, Transportation And Storage) (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2011 Pacific Gas And Electric Company [Member]	Dec. 31, 2010 Pacific Gas And Electric Company [Member]	Dec. 31, 2009 Pacific Gas And Electric Company [Member]	Sep. 30, 2011 Natural Gas, Gas Transportation and Gas Storage Purchases [Member]
Long-term Purchase Commitment [Line Items]
2012	$ 2,223,000,000				$ 746,000,000
2013	2,646,000,000				249,000,000
2014	2,722,000,000				198,000,000
2015	2,691,000,000				188,000,000
2016	2,661,000,000				152,000,000
Thereafter	25,125,000,000				974,000,000
Total	38,068,000,000				2,507,000,000
Cost of natural gas purchases		$ 1,800,000,000	$ 1,600,000,000	$ 1,400,000,000

Commitments And Contingencies (Nuclear Fuel Agreements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Long-term Purchase Commitment [Line Items]
2012	$ 2,223
2013	2,646
2014	2,722
2015	2,691
2016	2,661
Thereafter	25,125
Total	38,068
Pacific Gas And Electric Company [Member]
Long-term Purchase Commitment [Line Items]
Payments for nuclear fuel	77	144	141
Length of contract terms, minimum (in years)	1
Length of contract terms, maximum (in years)	14
Percentage coverage of reactor requirements through 2016	100.00%
Percentage coverage of reactor requirements through 2017	100.00%
Nuclear Fuel Purchase Commitments [Member]
Long-term Purchase Commitment [Line Items]
2012	88
2013	89
2014	130
2015	189
2016	141
Thereafter	909
Total	$ 1,546

Commitments And Contingencies (Other Commitments And Other Operating Leases) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009
Commitments And Contingencies [Abstract]
2012	$ 30
2013	27
2014	20
2015	16
2016	15
Thereafter	81
Total	189
Payments for other commitments and operating leases	$ 27	$ 25	$ 22
Expiration dates on operating leases beginning date	2012
Expiration dates on operating leases ending date	2022
Operating rental leases, annual percentage increase, low end	1.00%
Operating rental leases, annual percentage increase. high end	4.00%
Operating rental leases, extension options years, low end	1
Operating rental leases, extension options years, high end	5

Commitments And Contingencies (Underground Electric Facilities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Underground electric, conversion costs committed	$ 292
Underground electric, conversion costs expected low range	61
Underground electric, conversion costs expected high range	$ 86

Commitments And Contingencies (Nuclear Fuel Storage) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010 Pacific Gas And Electric Company [Member]	Aug. 03, 2011 Pacific Gas And Electric Company [Member]	Mar. 30, 2011 Pacific Gas And Electric Company [Member]	Dec. 31, 2004 Pacific Gas And Electric Company [Member]
PG&E retains a guarantee related to certain obligations of its former subsidiary, National Energy and Gas Transmission, Inc.	$ 150
Costs incurred that the Utility sought recovery for					92
Amount of costs awarded by U.S. Court of Federal Claims				89
Number of complaints filed			2
Costs incurred to build on-site spent nuclear fuel storage facilities		$ 205

Commitments And Contingencies (Nuclear Insurance) (Details) (USD $)	12 Months Ended
Dec. 31, 2011
Long-term Purchase Commitment [Line Items]
Additional annual insurance premium due in conjunction with prolonged outage	$ 40,000,000
Full insurance policy limit	3,200,000,000
Humboldt Bay Unit 3 liability insurance	53,000,000
Coverage for purchased public liability insurance, per incident	375,000,000
Diablo Canyon [Member]
Long-term Purchase Commitment [Line Items]
Amount of property damage and business interruption coverage provided by NEIL for Diablo Canyon	3,200,000,000
Amount of property damage coverage provided by NEIL	2,700,000,000
Business interruption	490,000,000
Maximum public liability per nuclear incident under Price-Anderson Act	12,600,000,000
Maximum available public liability insurance for Diablo Canyon as required by Price-Anderson Act	375,000,000
Maximum public liability claims amount per nuclear event	12,600,000,000
Maximum total payment incurred per event under the loss sharing program	235,000,000
Maximum annual payment incurred per event under the loss sharing program	35,000,000
Humboldt Bay Unit [Member]
Long-term Purchase Commitment [Line Items]
Amount of property damage coverage provided by NEIL	131,000,000
Amount of indemnification from the NRC for public liability arising from nuclear incidents	500,000,000
Amount of liability insurance for Humboldt bay Unit 3	$ 53,000,000

Commitments And Contingencies (Legal And Regulatory Contingencies) (Details) (USD $)	12 Months Ended			12 Months Ended			3 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011 PGE Corporation And Utility [Member]	Dec. 31, 2010 PGE Corporation And Utility [Member]	Dec. 31, 2011 Pacific Gas And Electric Company [Member]	Dec. 31, 2010 Pacific Gas And Electric Company [Member]	Dec. 31, 2009 Pacific Gas And Electric Company [Member]	Dec. 31, 2011 Utility [Member]	Jun. 30, 2011 Utility [Member]	Dec. 31, 2011 Utility [Member]	Dec. 31, 2011 CPUC Investigations- Maximum Penalties Per Day [Member]	Dec. 31, 2010 San Bruno Explosion [Member]	Dec. 31, 2011 San Bruno Explosion [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2010 San Bruno Explosion [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2011 San Bruno Explosion [Member] San Mateo County Superior Court [Member] plaintiffs	Dec. 31, 2011 San Bruno Explosion [Member] Tort Lawsuits [Member] San Mateo County Superior Court [Member] lawsuits	Dec. 31, 2011 San Bruno Explosion [Member] Class Action Lawsuits [Member] San Mateo County Superior Court [Member] lawsuits
Loss Contingencies [Line Items]
Accrued legal liabilities		$ 52,000,000	$ 55,000,000	$ 277,000,000	$ 214,000,000	$ 0
Per violation penalty that may be imposed prior to the maximum statutory penalty increase										20,000
Penalty due to plat maps being misplaced	17,000,000
Per violation penalty that may be imposed subsequent to the maximum statutory penalty increase										50,000
Probable penalty amount		200,000,000
Additional costs accrued				155,000,000
Number of lawsuits															100	2
Number of plaintiffs														370
Claim provision recorded												155,000,000	220,000,000
Cumulative provision												375,000,000
Estimated possible additional loss contingency liability													225,000,000
Previously estimated maximum amount for third-party claims													400,000,000
Insurance recoveries for cost incurred related to third-party claims	22,000,000						39,000,000	60,000,000	99,000,000
Estimated maximum amount for third-party claims for San Bruno											600,000,000
Utility liability insurance for damages				992,000,000
Utility liability insurance deductible				$ 10,000,000

Commitments And Contingencies (Change In Accruals Related To Third-Party Claims) (Details) (Pacific Gas And Electric Company [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Pacific Gas And Electric Company [Member]
Beginning Balance	$ 214	$ 0
Loss accrued		220
Additional costs accrued	155
Less: Payments	(92)	(6)
Ending Balance	$ 277	$ 214

Commitments And Contingencies (Environmental Remediation Contingencies) (Details) (USD $)	Dec. 31, 2011	Oct. 11, 2011	Dec. 31, 2011 Pacific Gas And Electric Company [Member]	Dec. 31, 2010 Pacific Gas And Electric Company [Member]	Dec. 31, 2011 Hinkley Natural Gas Compressor Station [Member]	Sep. 30, 2011 Hinkley Natural Gas Compressor Station [Member]	Dec. 31, 2010 Hinkley Natural Gas Compressor Station [Member]	Dec. 31, 2011 Hinkley Natural Gas Compressor Station [Member] Pacific Gas And Electric Company [Member]
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual expected to be recovered	$ 50,000,000		$ 393,000,000
Additional environmental recoveries receivable	68,000,000
Authorized recovery of hazardous waste remediation costs								90.00%
Recovery of remediation costs for decommissioning fossil-fueled sites			100.00%
Increase in undiscounted future costs in the event other potentially responsible parties are not able to contribute			1,500,000,000
Requisite parts for permanent water system replacement		3.1
Hexavalent chromium contains		0.02
Expected chromium concentration level		0.06
Utility undiscounted future costs			785,000,000	612,000,000	149,000,000	125,000,000	45,000,000
Provision for environmental remediation					140,000,000
Remediation costs					$ 36,000,000

Commitments And Contingencies (Environmental Remediation Liability Disclosure) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Pacific Gas And Electric Company [Member]
Long-term Purchase Commitment [Line Items]
Balance at December 31, 2010	$ 612
Transfer to regulatory account for recovery	169
Amounts not recoverable from customers	156
Less: Payments	(152)
Balance at December 31, 2011	785
Remediation At Utility Natural Gas Compressor Site Near Hinkley, CA [Member] | Pacific Gas And Electric Company [Member]
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual for remediation	149
Remediation At Utility Natural Gas Compressor Site Near Topock, AZ [Member]
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual for remediation	218
Remediation At Divested Generation Facilities [Member]
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual for remediation	81
Remediation Costs For Generation And Other Facilities And For Third-Party Disposal Sites [Member]
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual for remediation	133
Investigation And Or Remediation Costs At Former MGP Sites [Member]
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual for remediation	154
Remediation Of Decommissioning Fossil Fueled Sites [Member]
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual for remediation	$ 50

Quarterly Consolidated Financial Data (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended	3 Months Ended				12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011 Utility [Member]	Sep. 30, 2011 Utility [Member]	Jun. 30, 2011 Utility [Member]	Sep. 30, 2010 Utility [Member]	Dec. 31, 2011 Utility [Member]	Dec. 31, 2011 Hinkley Natural Gas Compressor Station [Member]	Sep. 30, 2011 Hinkley Natural Gas Compressor Station [Member]	Dec. 31, 2010 Hinkley Natural Gas Compressor Station [Member]
Loss accrued			$ 96	$ 59	$ 220
Insurance recoveries for cost incurred related to third-party claims	22	39		60		99
Estimated penalties for pending investigations		200
Environmental remediation and other estimated liabilities							$ 149	$ 125	$ 45

Quarterly Consolidated Financial Data (Schedule Of Quarterly Consolidated Financial Data) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating revenues									$ 14,956	$ 13,841	$ 13,399
Operating income									1,942	2,308	2,299
Net income									858	1,113	1,234
Income available for common shareholders									844	1,099	1,220
Net earnings per common share, basic									$ 2.1	$ 2.86	$ 3.25
Net earnings per common share, diluted									$ 2.1	$ 2.82	$ 3.2
PG&E Corporation [Member]
Operating revenues	3,815	3,860	3,684	3,597	3,621	3,513	3,232	3,475
Operating income	358	408	692	484	492	503	695	618
Net income	87	203	366	202	254	261	337	261	844	1,099	1,220
Income available for common shareholders	83	200	362	199	250	258	333	258	844	1,099	1,220
Net earnings per common share, basic	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 0.63	$ 0.66	$ 0.88	$ 0.69	$ 2.1	$ 2.86	$ 3.25
Net earnings per common share, diluted	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 0.63	$ 0.66	$ 0.86	$ 0.67	$ 2.1	$ 2.82	$ 3.2
Common stock price per share, High	$ 43.24	$ 43.32	$ 46.52	$ 47.6	$ 48.63	$ 48.34	$ 45	$ 45.63
Common stock price per share, Low	$ 36.86	$ 39.21	$ 41.39	$ 42.47	$ 45.38	$ 40.52	$ 34.95	$ 40.58
Utility [Member]
Operating revenues	3,813	3,859	3,683	3,596	3,620	3,513	3,232	3,475
Operating income	359	402	699	484	494	505	696	619
Net income	89	196	359	201	253	265	339	264
Income available for common shareholders	$ 85	$ 193	$ 355	$ 198	$ 249	$ 262	$ 335	$ 261

Schedule I - Condensed Financial Information Of Parent (Schedule Of Condensed Income Statement) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating expenses									$ 13,014	$ 11,533	$ 11,100
Interest income									7	9	33
Interest expense									(700)	(684)	(705)
Other income (expense)									49	27	67
Income Before Income Taxes									1,298	1,660	1,694
Income tax benefit									440	547	460
Income Available for Common Shareholders									844	1,099	1,220
Weighted average common shares outstanding, basic									401	382	368
Weighted average common shares outstanding, diluted									402	392	386
Net earnings per common share, basic									$ 2.1	$ 2.86	$ 3.25
Net earnings per common share, diluted									$ 2.1	$ 2.82	$ 3.2
PG&E Corporation [Member]
Administrative service revenue									44	53	59
Operating expenses									(44)	(55)	(61)
Interest income									1	1	1
Interest expense									(22)	(35)	(43)
Other income (expense)									(17)	4	11
Equity in earnings of subsidiaries									852	1,105	1,231
Income Before Income Taxes									814	1,073	1,198
Income tax benefit									30	26	22
Income Available for Common Shareholders	$ 83	$ 200	$ 362	$ 199	$ 250	$ 258	$ 333	$ 258	$ 844	$ 1,099	$ 1,220
Weighted average common shares outstanding, basic									401	382	368
Weighted average common shares outstanding, diluted									402	392	386
Net earnings per common share, basic	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 0.63	$ 0.66	$ 0.88	$ 0.69	$ 2.1	$ 2.86	$ 3.25
Net earnings per common share, diluted	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 0.63	$ 0.66	$ 0.86	$ 0.67	$ 2.1	$ 2.82	$ 3.2

Schedule I - Condensed Financial Information Of Parent (Schedule Of Condensed Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash and cash equivalents	$ 513	$ 291	$ 527	$ 219
Advances to affiliates	13	16
Income taxes receivable	183	47
Total current assets	6,480	5,542
Equipment	49,567	46,289
Accumulated depreciation	15,912	14,840
Net property, plant, and equipment	33,655	31,449
Income taxes receivable	386	565
Other	682	614
TOTAL ASSETS	49,750	46,025
Income taxes payable	110	77
Other	1,836	1,558
Total current liabilities	7,749	7,185
Long-term debt	11,766	10,906
Other	2,136	2,085
Total noncurrent liabilities	29,648	27,306
Common stock	7,602	6,878
Reinvested earnings	4,712	4,606
Accumulated other comprehensive loss	(213)	(202)
Total shareholders' equity	12,101	11,282
TOTAL LIABILITIES AND EQUITY	49,750	46,025
PG&E Corporation [Member]
Cash and cash equivalents	209	240	193	167
Advances to affiliates	18	25
Income taxes receivable	8	1
Deferred income taxes	4	5
Total current assets	239	271
Equipment	14	14
Accumulated depreciation	(14)	(14)
Net property, plant, and equipment
Investments in subsidiaries	12,378	11,618
Other investments	94	89
Income taxes receivable	2
Deferred income taxes	143	116
Other	2	2
Total noncurrent assets	12,619	11,825
TOTAL ASSETS	12,858	12,096
Accounts payable - related parties		106
Accounts payable - other	21	3
Income taxes payable	57	1
Other	208	213
Total current liabilities	286	323
Long-term debt	349	349
Income taxes payable	3	48
Other	119	94
Total noncurrent liabilities	471	491
Common stock	7,602	6,878
Reinvested earnings	4,712	4,606
Accumulated other comprehensive loss	(213)	(202)
Total shareholders' equity	12,101	11,282
TOTAL LIABILITIES AND EQUITY	$ 12,858	$ 12,096

Schedule I - Condensed Financial Information Of Parent (Schedule Of Condensed Statement Of Cash Flows) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Net income	$ 858		$ 1,113		$ 1,234
Deferred income taxes and tax credits, net	544		756		809
Net cash provided by operating activities	3,739		3,206		3,039
Other	(113)		(70)		19
Net cash used in investing activities	(3,986)		(3,857)		(3,336)
Borrowings under revolving credit facilities	358		490		300
Repayments under revolving credit facilities	(358)		(490)		(300)
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	792		1,327		1,730
Common stock issued	662		303		219
Common stock dividends paid	(704)		(662)		(590)
Other	41		(88)		(17)
Net cash provided by financing activities	469		415		605
Net change in cash and cash equivalents	222		(236)		308
Cash and cash equivalents at January 1	291		527		219
Cash and cash equivalents at December 31	513		291		527
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	8		23		29
PG&E Corporation [Member]
Net income	844		1,099		1,220
Depreciation and amortization	36		38		20
Equity in earnings of subsidiaries	(852)		(1,105)		(1,231)
Deferred income taxes and tax credits, net	(26)		19
Noncurrent income taxes receivable/payable	(47)		34		(9)
Current income taxes receivable/payable	49		(1)		148
Other	(80)		(50)		(13)
Net cash provided by operating activities	(76)		34		135
Investment in subsidiaries	(759)		(347)		(721)
Dividends received from subsidiaries	716	[1]	716	[1]	624	[1]
Proceeds from tax equity investments	129		7
Other			(4)		10
Net cash used in investing activities	86		372		(87)
Borrowings under revolving credit facilities	150		90
Repayments under revolving credit facilities	(150)		(90)
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009					348
Common stock issued	662		303		219
Common stock dividends paid	(704)	[2]	(662)	[2]	(590)	[2]
Other	1				1
Net cash provided by financing activities	(41)		(359)		(22)
Net change in cash and cash equivalents	(31)		47		26
Cash and cash equivalents at January 1	240		193		167
Cash and cash equivalents at December 31	209		240		193
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs					$ 2

[1]	Because of its nature as a holding company, PG&E Corporation classifies dividends received from subsidiaries as an investing cash flow.
[2]	On January 15, April 15, July 15, October 15, 2011, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

Schedule II - Consolidated Valuation And Qualifying Accounts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Schedule II - Consolidated Valuation And Qualifying Accounts [Abstract]
Allowance for uncollectible accounts, Balance at Beginning of Period	$ 81	[1]	$ 68	[1]	$ 76	[1]
Allowance for uncollectible accounts, Charged to Costs and Expenses	60	[1]	56	[1]	68	[1]
Allowance for uncollectible accounts, Deductions	60	[1],[2]	43	[1],[2]	76	[1],[2]
Allowance for uncollectible accounts, Balance at End of Period	$ 81	[1]	$ 81	[1]	$ 68	[1]

[1]	Allowance for uncollectible accounts is deducted from "Accounts receivable - Customers."
[2]	Deductions consist principally of write-offs, net of collections of receivables previously written off.